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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/11

Item 1 — Reports to Shareholders

2011 SEMIANNUAL REPORT

Janus Alternative Funds

Janus Global Real Estate Fund
Janus Long/Short Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. We are proud to share that we have been recognized by Lipper for top risk-adjusted performance across many of our funds. For the third year in a row, Janus earned Top Asset Class honors from Lipper with the Mixed-Asset Large Company award for the three-year period, which includes Janus Balanced Fund, Janus Growth Allocation Fund, Janus Moderate Allocation Fund and Janus Conservative Allocation Fund. Additionally, Top Individual Fund honors went to Janus Overseas Fund Class D Shares, Janus Global Real Estate Fund Class I Shares, Janus Conservative Allocation Fund Class D Shares, Janus Moderate Allocation Fund Class D Shares and Janus Growth Allocation Fund Class D Shares. We continue to be committed to our disciplined investment process and believe these awards demonstrate the strong results that Janus’ disciplined investment approach can generate for investors over time.

In the broader economic environment, the global recovery remains on track despite some challenging macro events. We are seeing healthy vital signs in many of the companies that we follow and U.S. equities continue to offer extremely compelling valuations, in our view. Although the overall bond market has become more susceptible to interest rate volatility, we continue to see attractive risk-reward opportunities in corporate credit.

NEW RISKS AND NEW OPPORTUNITIES

Geopolitical concerns and the natural disaster in Japan took center stage during the period, weighing on investor sentiment after a strong start to the year. Some other issues that arose – such as higher oil prices, sovereign debt risk in Europe and rising inflationary pressures – certainly raised risks. However, equity markets rebounded to finish the period higher, rising on improved economic data and confidence. We find this resilience in the face of bad news to be impressive and suggestive of pent-up demand for equities from investors who have fled the asset class in recent years.

While the disaster in Japan took a tragic human toll, the global impact is likely to be limited. Near-term, Japan’s economy will almost certainly weaken, and damage to some factories and infrastructure may lead to supply-chain disruptions. However, we expect these disruptions to be manageable and don’t think Japan’s slowdown will drag significantly on global growth. Rebuilding efforts are likely to stimulate Japan’s economy longer-term, creating opportunities for infrastructure-related companies.

Rising oil prices pose a potentially longer-term challenge. Even before the crisis in the Middle East, demand in 2010 grew at the fastest pace in history, leaving little spare capacity. Japan’s reconstruction will be very energy-intensive and may lead to additional demand for oil and natural gas. The flipside of these pressures is lower demand, which is likely to be substantial if crude prices continue to rise.

U.S. AND GLOBAL OUTLOOK

In the U.S., the economic climate continues to improve. The manufacturing sector continues to strengthen, unemployment is easing and we are seeing early indications of improving confidence at the corporate level, with management teams indicating interest in hiring. We are even seeing some hopeful signs of fiscal discipline in Washington. A bipartisan approach to tackling the debt seems to be emerging, and while there will certainly be politicians from both parties who seek political gain from this issue, we are encouraged that serious members of Congress recognize the need for change.

Non-U.S. markets continue to offer attractive opportunities, albeit with some caveats. Near-term, Europe faces a number of challenges, including the impact of austerity measures, inflationary pressures and monetary tightening. Long-term, we think austerity programs will strengthen euro-zone economies. We are monitoring how core Europe deals with these issues and their banking institutions’ debt exposure to peripheral regions such as Greece and Portugal.

In emerging markets, inflation pressures are a growing concern. Rising energy and food price inflation is a serious issue, especially in India. In addition, rising costs for labor, raw materials and capital are depressing corporate margins and could potentially slow economic growth. Countries such as China and Brazil have been raising

Janus Alternative Funds | 1

Continued

interest rates and tightening capital requirements to contain inflation. Nonetheless, these are real pressures and are among the reasons that emerging markets underperformed last year. We think central banks in these countries are behaving responsibly to contain inflation and promote long-term growth, but we could see a slowdown in the near-term.

EQUITIES: VALUATIONS REMAIN ATTRACTIVE

Equity valuations remain compelling, in our view, particularly for U.S.-based large cap companies. The valuation gap between large- and small-caps is at a 10-year high creating opportunities to invest in global growth businesses at historically discounted prices. Small cap multiples look high, in contrast, but we think many of these companies deserve premium valuations at this stage in the economic cycle. Margins for small-cap stocks are well below their peak of the late 1990s. For small companies with good growth profiles, there is plenty of room for margin expansion. More than anything, we think this reinforces the value of active management and deep fundamental research. Stock selection matters.

Naturally, we do see some trouble spots. Cost pressures are building and we worry that companies can’t or won’t pass through price increases. The U.S. housing market remains worrisome too; prices slipped in January for the sixth month in a row, and foreclosures continue to weigh on inventory. Despite these macro challenges, we remain confident in our security selection. Many of our top holdings trade at a discount to the market with the potential to generate faster growth; other holdings trade at a premium but justify their multiples with strong growth trajectories and opportunities for margin expansion. These characteristics create very compelling risk-reward profiles that we think will result in higher returns long-term.

FIXED INCOME: NAVIGATING CRITICAL CHALLENGES

Volatility was a central theme in the first quarter as investors grew increasingly concerned about building inflationary pressures in the global economy and the potential for changes in the monetary policy positions of central banks around the globe.

Looking beyond the headlines, two key inflation components – wages and housing – remain weak. With unemployment near 9%, we have not seen much evidence of wage inflation, a key component of sustainable inflation. The housing market, meanwhile, continues to struggle. These imbalances help to explain why the Federal Reserve has called recent inflationary pressures “transitory” and hasn’t signaled a change in rate policy (although we do expect the Fed’s quantitative easing program to wind down in June, potentially adding to rising rate pressures).

In light of these challenges, we think an active approach to fixed income – with a slightly more defensive posture – makes sense. Due to the fundamental changes in the fixed income market brought about by the financial crisis the overall bond market is much more susceptible to interest rate volatility. Thus, a passive allocation in fixed income comes with an outright bullish view on interest rates (i.e. that rates will decline), a position with which we fundamentally disagree. Corporate debt or credit remains the primary non-government alternative in the fixed-income markets, and we believe our focus on security selection in this segment represents the most effective way to generate excess returns, as well as to protect against rising rates.

Overall, we believe additional upside remains in fixed income and we are finding attractive opportunities across various sectors in the credit markets. We remain disciplined in our individual security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure.

LOOKING AHEAD

Staying active and maintaining a balanced portfolio is crucial. Uncertainty remains a prevalent theme in today’s market, highlighting the importance of in-depth research both to mitigate risk and to uncover opportunities offering the most attractive risk-adjusted returns. We can’t say that geopolitical risks won’t rise again or that the correlations won’t spike. However, tuning out the short-term noise and staying focused on company fundamentals, we believe,

2 | MARCH 31, 2011

Co-Chief Investment Officers’ Market Perspective (unaudited)

remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of March 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Only eligible investors may purchase Class D Shares and Class I Shares. See the prospectus for eligibility requirements.

For Asset Class Group Awards, fund groups with at least five equity, five bond, or three mixed-asset portfolios in the respective asset classes are eligible for a group award. The lowest average decile rank of the three years’ Consistent Return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period ending 12-31-2010. In cases of identical results the lower average percentile rank will determine the winner.

For Best Individual Funds the calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or ten year periods ending 12-31-2010 only and not for other time periods.

The Mixed-Asset Large Company asset class award was judged against 46 firms. Individual fund award winners were judged against the following number of funds: Janus Overseas Fund – 119 funds for the 3-year period, 81 funds for the 5-year period and 41 funds for the 10-year period; Janus Conservative Allocation Fund, Janus Moderate Allocation Fund and Janus Growth Allocation Fund – 301, 390 and 409 funds respectively for the 5-year period; Janus Global Real Estate Fund – 70 funds for the 3-year period.

Price/Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. This ratio represents equity securities within the portfolio, and is not intended to demonstrate the growth of the portfolio, income earned by the portfolio, or distributions made by the portfolio.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Janus Alternative Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues is derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

4 | MARCH 31, 2011

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Alternative Funds | 5

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

Economic Overview

Our grandiose visions of 2011 kicking off with clear signs of a steadily strengthening global economic recovery were clearly a bit on the optimistic side. Maybe it was just that we had grown weary of discussing the unsettled macro backdrop in our commentaries, or maybe we were simply in denial as to the magnitude of both the problems and lack of political will to properly address them. Whatever the cause, it hardly matters now. What matters is that we’re yet another quarter on and rather than fading from the conversation, talk of “double dips” and “sovereign default risks” are back at the forefront.

Last quarter, we added the specter of emerging-market inflation to our volatile mix, pointing out that mounting worries surrounding food inflation in several emerging markets were leading to aggressive policy responses (to say nothing of the role that food inflation has played in the rising unrest – or flat-out revolution – in the Middle East and North Africa). This quarter, we add worries of inflation creeping into developed markets and disconcerting signs that already tenuous recoveries in several of those markets may be losing momentum. Toss in the numerous economic unknowns emanating from Japan post-disaster – certainly important, but trivial in the context of the enormous human tragedy – and we would describe the global economy as fragile, or at the very least muddled.

But there are still some encouraging signs, not least of which is the market’s continuing ability to shrug off bad news. The MSCI World Index climbed 12.4% in the period. It does appear that this Teflon market may prove vulnerable, particularly if the geopolitical landscape remains heated and inflation and/or austerity measures start to bite into corporate profits; however, we believe the global economic recovery, while it may be teetering a bit, is sufficiently entrenched to avoid any sort of double dip, at least on a global scale. And we should point out that slow growth accompanied by only modest inflation and very gradual rate increases is actually a good scenario for commercial real estate. As the landlord to the global economy, commercial real estate would benefit from improving fundamentals, higher asset prices and still-attractive borrowing costs.

Global Real Estate Overview

While real estate trailed the broader market in the period, it did still finish in the black, and, as with the broader market, the developed markets significantly outperformed emerging markets. On a country-specific level, the best performers – looking at just those countries that comprise at least 2% of the index – were Canada, the U.K., and the U.S. Sizeable detractors included Hong Kong, Singapore and Brazil.

Strategy Overview

Janus Global Real Estate Fund’s Class I shares returned 8.20%, while its primary benchmark, the FTSE/EPRA NAREIT Global Index, returned 7.74% for the six-month period ended March 31, 2011. The Fund’s secondary benchmark, the FTSE EPRA/NAREIT Developed Index, returned 9.38% during the period. The bulk of the outperformance versus the primary benchmark was the result of geographic allocation, with the Fund’s sizeable overweight position in the U.S. and underweight position in Hong Kong accounting for the vast majority of the upside. The only other significant geographic positive in the period was an overweight position in Canada. Overall, stock selection proved a modest positive, even though it hurt performance in specific markets, including China, the U.S. and the U.K. Stock selection was strongest in Canada, Brazil and India.

In terms of returns by sector, the top contributors were office REITs and forestry/timber companies. The Fund’s holdings in real estate developers also posted solid gains in the period. Notable detractors included real estate operating companies and diversified REITs. On an absolute return basis, the top two performers among positions with at least a 0.5% weighting were a leading commercial forest plantation operator in China, Sino-Forest Corp., and a global real estate services firm, CB

6 | MARCH 31, 2011

(unaudited)

Richard Ellis Group. The worst performers under the same criteria were a real estate services company in China, E-House, and a residential and commercial developer in India, Indiabulls Real Estate.

As we work to position the Fund in these turbulent markets, we continue to seek out opportunistic investments, concentrating, as always, on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

Futures, Options and Other Derivatives

The Fund did engage in options trading during the period. In an effort to capitalize on the volatility in the U.S. REIT sector, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names, most of which were core holdings of the Fund. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. It’s unclear how much precisely this strategy contributed to returns during the period, as most of the positions are still active, but it looks as though most will expire worthless, meaning they would potentially generate realized gains of approximately 25 basis points. Overall, our derivatives positions contributed to relative results.

Outlook

Not surprisingly given our macro commentary above, we anticipate a choppy investment environment going forward. As we stated in our 2010 year-end commentary, we believe that the continued volatility – with country-specific and policy-driven issues serving as the catalysts for short-term market moves – will ultimately give way to more of a stock picker’s and less of a macro-driven market. With our bottom-up, research-intensive approach, this is clearly a transition that we would welcome. In the meantime, we remain encouraged by the investment opportunities we’re uncovering, the prospects for commercial real estate in general, and the long term outlook for the Fund.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Alternative Funds | 7

Janus Global Real Estate Fund (unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

ProLogis	0.83%
Sino-Forest Corp.	0.70%
Health Care REIT, Inc.	0.52%
Lexington Realty Trust	0.47%
Macerich Co.	0.44%

5 Bottom Performers – Equity Holdings

Contribution

CapitaLand, Ltd.	–0.38%
E-House (China) Holdings, Ltd. (ADR)	–0.37%
Indiabulls Real Estate, Ltd.	–0.34%
Housing Development & Infrastructure, Ltd.	–0.19%
Global Logistic Properties, Ltd.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	8.33%	91.46%	96.96%
Materials	0.86%	1.78%	0.00%
Utilities	0.18%	1.13%	0.00%
Industrials	0.03%	1.26%	0.29%
Other**	0.02%	0.05%	0.01%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.09%	3.61%	2.69%
Telecommunication Services	–0.04%	0.71%	0.00%
Information Technology	0.00%	0.00%	0.00%
Health Care	0.00%	0.00%	0.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

CapitaLand, Ltd. Real Estate Operating/Development	3.1%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.0%
ProLogis REIT – Warehouse and Industrial	2.3%
Macerich Co. REIT – Regional Malls	1.9%
Brookefield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Operating/Development	1.8%

12.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Alternative Funds | 9

Janus Global Real Estate Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011				per the January 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	8.10%	16.98%	1.57%	2.04%	1.58%
MOP	1.93%	10.28%	–0.21%

Janus Global Real Estate Fund – Class C Shares
NAV	7.60%	16.05%	0.99%	2.78%	2.32%
CDSC	6.54%	14.91%	0.99%

Janus Global Real Estate Fund – Class D Shares(1)	8.16%	17.40%	–1.04%	1.83%	1.44%

Janus Global Real Estate Fund – Class I Shares	8.20%	17.31%	1.78%	1.74%	1.32%

Janus Global Real Estate Fund – Class S Shares	7.95%	16.69%	1.41%	2.19%	1.82%

Janus Global Real Estate Fund – Class T Shares	8.09%	17.08%	0.02%	2.22%	1.58%

FTSE EPRA/NAREIT Global Index	7.74%	18.32%	–13.44%

FTSE EPRA/NAREIT Developed Index	9.38%	19.34%	–12.72%

Lipper Quartile – Class I Shares	–	2nd	1st

Lipper Ranking – based on total return for Global Real Estate Funds	–	46/98	1/69

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into corresponding shares of Janus Global Real Estate Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T

Janus Alternative Funds | 11

Janus Global Real Estate Fund (unaudited)

Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,081.00	$7.78

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,077.10	$11.29

Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$10.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,081.60	$7.63

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,082.00	$6.75

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,079.50	$8.40

Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,080.90	$6.90

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

†	Expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 2.18% for Class C Shares, 1.47% for Class D Shares, 1.30% for Class I Shares, 1.62% for Class S Shares and 1.33% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | MARCH 31, 2011

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Common Stock – 90.6%
Building – Mobile Home and Manufactured Homes – 0%
645	Maisons France Confort	$33,826
Building – Residential and Commercial – 0.8%
11,100	Hajime Construction Co., Ltd.	258,947
40,600	MRV Engenharia e Participacoes S.A.	324,919
		583,866
Building and Construction – Miscellaneous – 0.2%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	134,429
7,383	Oberoi Realty, Ltd.*	42,156
		176,585
Casino Hotels – 0.6%
52,946	Crown, Ltd.	446,226
Diversified Operations – 2.3%
68,000	China Merchants Holdings International Co., Ltd.	287,183
180,000	Shanghai Industrial Holdings, Ltd.	689,611
95,700	Wharf Holdings, Ltd.	660,081
		1,636,875
Electric – Distribution – 1.1%
666,064	Spark Infrastructure Group (144A)	771,434
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	2,400
Energy – Alternate Sources – 0%
12,676	Hong Kong Energy Holdings, Ltd.*	1,255
Forestry – 1.7%
2,680	Deltic Timber Corp.	179,131
41,210	Sino-Forest Corp.*	1,075,746
		1,254,877
Metal – Copper – 1.1%
30,960	Copper Mountain Mining Corp.*	237,662
68,420	Copper Mountain Mining Corp. (144A)*	525,222
		762,884
Real Estate Management/Services – 7.3%
8,330	Castellum A.B.	121,199
18,075	CB Richard Ellis Group, Inc. – Class A*	482,602
1,508	Deutsche Euroshop A.G.	57,587
37,965	E-House (China) Holdings, Ltd. (ADR)	446,089
44,765	First Capital Realty, Inc.	740,849
6,370	Jones Lang LaSalle, Inc.	635,344
24,500	LPS Brasil Consultoria de Imoveis S.A.	575,005
112,847	Meinl European Land, Ltd.	706,773
69,000	Mitsubishi Estate Co., Ltd.	1,167,424
331	Orco Property Group*	4,376
157,856	Songbird Estates PLC*	364,610
		5,301,858
Real Estate Operating/Development – 19.6%
4,365	Ablon Group*	3,361
41,000	BR Properties S.A.	430,878
40,665	Brookefield Asset Management, Inc. – Class A (U.S. Shares)**	1,319,986
855,500	CapitaLand, Ltd.**	2,240,240
110,725	China Resources Land, Ltd.	207,263
30,200	Cyrela Brazil Realty S.A.	286,473
47,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	405,442
11,843	DB Realty, Ltd.*	31,447
7,598	Forestar Group, Inc.*	144,514
57,921	GAGFAH S.A.	489,815
567,000	Global Logistic Properties, Ltd.*	841,367
490,000	Hang Lung Properties, Ltd.	2,145,006
624,845	HKC Holdings, Ltd.*	32,936
218,500	Hopewell Holdings, Ltd.	655,924
71,375	Housing Development & Infrastructure, Ltd.*	283,003
15,000	Hysan Development Co., Ltd.	61,710
213,713	Indiabulls Real Estate, Ltd.*	595,511
24,000	Mitsui Fudosan Co., Ltd.	396,248
132,000	New World Development, Ltd.	233,172
56,600	PDG Realty S.A. Empreendimentos e Participacoes	317,701
112,584	Phoenix Mills, Ltd.	461,420
1,224,000	Powerlong Real Estate Holdings, Ltd.	396,549
4,012,000	Renhe Commercial Holdings Co., Ltd.	747,901
1,465,500	Shui On Land, Ltd.	674,503
14,070	St. Joe Co.*	352,735
22,000	Sun Hung Kai Properties, Ltd.	348,457
		14,103,562
REIT – Apartments – 3.8%
27,255	American Campus Communities	899,415
40,500	Associated Estates Realty Corp.	643,140
1,430	Boardwalk Real Estate Investment Trust	70,984
2,990	Camden Property Trust	169,892
22,000	Canadian Apartment Properties REIT	441,725
1,200	Essex Property Trust, Inc.	148,800
6,415	Home Properties, Inc.	378,164
		2,752,120
REIT – Diversified – 16.1%
130,386	Abacus Property Group	316,857
32,085	American Assets Trust, Inc.	682,448
360	CapLease, Inc.	1,973
38,880	Coresite Realty Corp.	615,859
6,265	Corio N.V.	438,191
16,790	Digital Realty Trust, Inc.	976,171
80,045	Duke Realty Corp.**	1,121,431
12,440	DuPont Fabros Technology, Inc.	301,670
7,620	Entertainment Properties Trust	356,768
8,275	Eurocommercial Properties N.V.	409,927
337,700	Fibra Uno Administracion S.A. de C.V.*	559,374
34,088	Land Securities Group PLC	401,058
123,423	Lexington Realty Trust	1,154,005
13,735	Liberty Property Trust	451,882
1,494,000	Mapletree Logistics Trust	1,072,901
31,000	Morguard Real Estate Trust Unit	466,343
3,960	Plum Creek Timber Co., Inc.	172,696
96,660	Segro PLC	498,463
24,860	Shaftesbury PLC	188,651
4,204	Unibail-Rodamco	910,533
4,172	Vornado Realty Trust	365,050
11,000	Winthrop Realty Trust	134,750
		11,597,001
REIT – Health Care – 3.6%
11,660	HCP, Inc.	442,381
22,655	Heath Care REIT, Inc.**	1,188,028

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 13

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

REIT – Health Care – (continued)

25,750	LTC Properties, Inc.	$729,755
4,820	Ventas, Inc.	261,726
		2,621,890
REIT – Hotels – 3.8%
745,000	Ascott Residence Trust	709,411
68,340	Chatham Lodging Trust	1,110,525
55,265	FelCor Lodging Trust, Inc.*	338,774
8,630	Hospitality Properties Trust	199,785
545	LaSalle Hotel Properties	14,715
15,560	Pebblebrook Hotel Trust	344,654
		2,717,864
REIT – Mortgage – 4.1%
73,930	Annaly Mortgage Management, Inc.	1,290,079
47,615	Colony Financial, Inc.	896,590
57,995	Cypress Sharpridge Investments, Inc.	735,377
3,452	Gramercy Capital Corp.*	14,636
		2,936,682
REIT – Office Property – 6.6%
12,570	Alexandria Real Estate Equities, Inc.	980,083
23,855	BioMed Realty Trust, Inc.	453,722
6,255	Boston Properties, Inc.	593,287
17,905	Corporate Office Properties	647,087
6,220	Douglas Emmett, Inc.	116,625
75,356	Great Portland Estates PLC	466,321
7,685	Highwoods Properties, Inc.	269,052
28,855	Kilroy Realty Corp.**	1,120,439
20	Tokyu REIT, Inc.	123,617
		4,770,233
REIT – Regional Malls – 3.7%
1,850	Feldman Mall Properties, Inc.*	139
50,635	General Growth Properties, Inc.	783,830
28,216	Macerich Co.**	1,397,538
4,432	Simon Property Group, Inc.	474,933
		2,656,440
REIT – Shopping Centers – 7.0%
34,199	Acadia Realty Trust	647,045
52,945	Cedar Shopping Centers, Inc.	319,258
157,687	CFS Retail Property Trust	300,040
7,100	Federal Realty Investment Trust	579,076
24,783	Kimco Realty Corp.	454,520
38,745	Kite Realty Group Trust	205,736
40,000	Link REIT	125,220
5,145	Regency Centers Corp.	223,705
18,800	Weingarten Realty Investors	471,128
129,092	Westfield Group	1,246,840
171,336	Westfield Retail Trust	464,210
		5,036,778
REIT – Storage – 0.8%
14,520	Sovran Self Storage, Inc.	574,266
REIT – Warehouse and Industrial – 3.8%
4,455	AMB Property Corp.	160,246
2,191,000	Amis Amp Capital Industrial	356,416
37,735	First Potomac Realty Trust	594,326
103,367	ProLogis**	1,651,805
		2,762,793
Resorts and Theme Parks – 1.1%
15,825	Vail Resorts, Inc.*	771,627
Retail – Restaurants – 0.6%
17,590	Whitbread PLC	465,538
Transportation – Marine – 0.2%
2,980	Alexander & Baldwin, Inc.	136,037
Wireless Equipment – 0.7%
12,200	Crown Castle International Corp.*	519,110

Total Common Stock (cost $57,203,001)		65,394,027

Corporate Bond – 0.1%
REIT – Warehouse and Industrial – 0.1%
$50,000	ProLogis 2.2500%, 4/1/37 (cost $25,854)	49,875

Preferred Stock – 1.2%
REIT – Office Property – 0.4%
4,000	Kilroy Realty Corp., 7.5000%	100,500
8,000	SL Green Realty Corp., 7.6250%	200,480
		300,980
REIT – Regional Malls – 0.8%
10,200	CBL & Associates Properties, Inc., 7.3750%	247,962
13,000	Glimcher Realty Trust, 8.1250%	324,220
		572,182

Total Preferred Stock (cost $764,625)		873,162

Warrants – 0%
Energy – Alternate Sources – 0%
65,945	HKC Holdings, Ltd. – expires 6/9/11*	85
4,371	Hong Kong Energy Holding – expires 5/13/11*	48

Total Warrants (cost $0)		133

Money Market – 9.2%
6,602,093	Janus Cash Liquidity Fund LLC, 0% (cost $6,602,093)	6,602,093

Total Investments (total cost $64,595,573) – 101.1%		72,919,290

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(805,943)

Net Assets – 100%		$72,113,347

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,545,607	4.8%
Bermuda	35,336	0.0%
Brazil	2,474,847	3.4%
Canada	4,878,517	6.7%
Cayman Islands	2,473,608	3.4%
France	944,359	1.3%
Germany	57,587	0.1%
Guernsey	3,361	0.0%
Hong Kong	5,206,449	7.1%
India	1,413,537	1.9%
Japan	1,946,236	2.7%
Jersey	706,773	1.0%
Luxembourg	494,191	0.7%
Mexico	559,374	0.8%
Netherlands	848,118	1.2%
Singapore	5,220,335	7.1%
Sweden	121,199	0.2%
United Kingdom	2,384,641	3.3%
United States††	39,605,215	54.3%

Total	$72,919,290	100.0%

††	Includes Cash Equivalents (45.3% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

Avalonbay Communities, Inc. expires July 2011 150 contracts exercise price $95.00	$(13,776)
Boston Properties, Inc. expires July 2011 120 contracts exercise price $80.00	(9,287)
Lennar Corp. expires May 2011 450 contracts exercise price $17.00	(24,451)
Simon Property Group, Inc. expires July 2011 200 contracts exercise price $85.00	(15,667)
St. Joe Co. expires June 2011 325 contracts exercise price $20.00	(15,844)
Starwood Hotels & Resorts Worldwide, Inc. expires May 2011 200 contracts exercise price $50.00	(13,251)
Vail Resorts, Inc. expires July 2011 200 contracts exercise price $37.50	(15,733)

Total Written Options – Puts (premiums received $193,200 )	$(108,009)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 15

Janus Long/Short Fund (unaudited)

Fund Snapshot
We believe that building a portfolio of long positions across the globe and market-cap spectrum – with short positions to hedge risk and express fundamental views – will drive returns over time, with dampened volatility. We emphasize managing risk in down markets by investing in long positions with a focus on dividend-paying stocks, while using short positions in an effort to reduce beta and call overwriting to generate income to contribute to total return. Our approach results in low net exposure and income yield from both dividends and option sales.
David Decker lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Summary

For the six-month period ended March 31, 2011, Janus Long/Short Fund’s Class I Shares returned -1.51% versus a gain of 17.31% for the Fund’s primary benchmark, the S&P 500 Index. In aggregate, our long positions rose less than the benchmark, capturing about half of the S&P 500’s upside. Short positions in exchange-traded funds (ETFs) and individual stocks detracted from relative results.

What happened?

Macro concerns returned to the forefront as extreme geopolitical events weighed on investor sentiment in the first quarter. The uprisings in the Middle East were the most significant in modern history and the markets reacted negatively to instability in such a critical region of the world. Not surprisingly, oil spiked on concerns of decreased supplies and fears of the unrest spreading across oil-producing countries, including Saudi Arabia. While the uprisings may eventually improve stability in the region, the near-term impact on the global economy could be severe. The natural disaster and nuclear crisis in Japan added to uncertainty in the quarter and took a terrible human toll.

Several long positions in India were a drag on Fund performance. In addition to a greater sensitivity to oil prices (due to a heavy reliance on imported crude), India’s economy is suffering more than most regions from food inflation and rising agricultural prices. Our Indian holdings fell as the market sold off on inflation fears. Risk tolerance for Indian equities also declined due to ongoing corruption scandals that have eroded confidence in Indian corporate governance. While we continue to hold some Indian names, we believe India faces a more challenging macro climate and unease over the magnitude of corruption. We reduced our exposure to the country but hold a firm conviction in our remaining holdings.

There were a few positives that helped offset the negative contributors to long performance discussed above. CB Richard Ellis Group, a real estate services firm, experienced substantially improved fundamentals as real estate transactions improved globally. The reason this position is in the Fund is that it isn’t solely dependent on an improved commercial real estate market. It benefits from transaction volume, which can occur in both strong and weak environments. CSX continues to benefit from the strength in the U.S. rail industry. With a highly competitive cost structure relative to trucking, the industry has tremendous room to improve price without losing its attractiveness to alternate forms of transportation. Smurfit-Stone Container also performed well. Coming out of bankruptcy, the company had margins substantially below the industry, yet was very attractively valued. We invested in the company last fall and the company was bought out by Rock Tenn early this year.

In the period, the top performing short positions were a lighting company with what we believe had a value destroying business model and a financial services company with what we think has limited competitive advantages and a weak business model. ETF hedges in the short portfolio negatively impacted performance as many markets around the world rose in the quarter.

How are we positioned?

Long

We are often asked if there are good opportunities for investment following a very strong rebound in stocks. While it is obviously the case that investment opportunities are fewer than in the last couple of years, the number of new additions to the portfolio in the last few months suggests that, yes, great opportunities continue to exist. During the period we added a long position in RenaissanceRe, a property-casualty reinsurer that sells near book value despite generating outstanding returns on equity (ROE) through disciplined underwriting standards.

16 | MARCH 31, 2011

(unaudited)

Likewise we added Domtar, a Canadian paper company, selling for less than five times free cash flow due to concerns about the uncoated free sheet business.

These companies – and others in the Fund – have strong free cash flow, which provides the avenue for a return of shareholder value. This is very important because in environments that are not necessarily conducive to multiple expansion (meaning stocks going up because investors are willing to pay more for a given stream of earnings, such as in environments of decreasing interest rates or improving economic growth), the ability to generate strong cash flows and to return those cash flows to shareholders becomes increasingly important. The one common theme of investments we are making today is in companies that are attractively valued relative to their cash flows and which have a commitment to returning that cash to shareholders. Basically, we feel that strong free cash flow relative to share price and a commitment to returning the cash to owners (shareholders and stakeholders), provides valuation support in turbulent markets.

Short

On the short side, we continue to believe that for-profit education companies have a challenged model and will not escape the impact of increasing regulation. Newer single stock short positions include the previously mentioned financial services firm with limited competitive advantages and a value destructive model. The bulk of the short portfolio focuses on ETFs to hedge risk and reduce the volatility of our long positions.

We employed options strategies during the reporting period including index puts and spreads as hedges, as well as strategic synthetic long and short positions. Our use of spreads helps to reduce the overall cost of hedging as it involves simultaneously buying and selling put or call options on an index or stock at different strike prices with the premium received from selling an option offsetting some or all of the costs of purchasing another option on the same underlying stock or index. In terms of creating synthetic positions, we use derivatives, such as options, in an attempt to replicate inexpensively the return characteristics of either a long or short position in a stock instead of outright taking a long or short position in the stock. Our derivative positions contributed to overall performance during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

The world is very volatile, with many areas of concern on an overall level. The dynamic in the Middle East is unlikely to cool soon. Additionally, there’s the cleanup of the earthquake and tsunami in Japan, debt issues in Europe and the U.S., and the risk of rising inflation globally. In light of these issues, we’re focusing on companies with strong and stable streams of cash flow selling at attractive valuations. Looking forward, we expect the markets will continue to be volatile but that investors will renew their focus on fundamentals. Given this outlook, we feel the Fund’s emphasis on fundamental research as well as lower volatility and downside protection is well-suited to today’s uncertain investing climate.

Thank you for your continued investment in Janus Long/Short Fund.

Janus Alternative Funds | 17

Janus Long/Short Fund (unaudited)

Janus Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

Approach Resources, Inc.	1.07%
CSX Corp.	0.56%
Smurfit-Stone Container Corp.	0.50%
CB Richard Ellis Group, Inc. – Class A	0.47%
Philip Morris International, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

SPDR S&P 500 Trust (ETF)	–1.09%
SPDR S&P Retail (ETF)	–0.89%
Molycorp, Inc.	–0.87%
PowerShares QQQ Trust (ETF)	–0.67%
DB Realty, Ltd.	–0.65%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.03%	7.87%	12.08%
Health Care	0.60%	11.60%	11.06%
Utilities	0.58%	5.95%	3.34%
Telecommunication Services	0.35%	4.66%	3.03%
Industrials	0.29%	4.19%	10.96%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–2.41%	–0.29%	3.64%
Financials	–1.81%	1.25%	15.86%
Information Technology	–1.22%	–5.89%	18.85%
Consumer Discretionary	–0.71%	–0.92%	10.57%
Other**	–0.03%	0.07%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

18 | MARCH 31, 2011

(unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

Emerging markets comprised 12.1% of total net assets.

As of September 30, 2010

Emerging markets comprised 14.2% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of March 31, 2011

Emerging markets comprised 3.8% of total net assets.

As of September 30, 2010

Emerging markets comprised 1.2% of total net assets.

Janus Alternative Funds | 19

Janus Long/Short Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011				per the January 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Long/Short Fund – Class A Shares
NAV	–1.71%	1.67%	1.35%	4.47%	3.94%
MOP	–7.35%	–4.17%	0.07%

Janus Long/Short Fund – Class C Shares
NAV	–2.13%	1.30%	0.69%	4.73%	4.69%
CDSC	–3.11%	0.29%	0.69%

Janus Long/Short Fund – Class I Shares	–1.51%	1.95%	1.68%	3.70%	3.68%

Janus Long/Short Fund – Class R Shares	–1.83%	1.26%	–0.22%	4.28%	4.28%

Janus Long/Short Fund – Class S Shares	–1.79%	1.56%	1.24%	4.03%	4.03%

Janus Long/Short Fund – Class T Shares	–1.60%	1.76%	1.66%	3.77%	3.77%

S&P 500® Index	17.31%	15.65%	3.10%

London Interbank Offered Rate (LIBOR)	0.15%	0.36%	2.41%

Lipper Quartile – Class I Shares	–	3rd	2nd

Lipper Ranking – based on total return for Long/Short Equity Funds	–	97/137	16/36

Visit janus.com/advisor/mutual-fund to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

20 | MARCH 31, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, real estate investment trusts (“REITs”), initial public offerings, derivatives, and short sales. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Long/Short Fund (the “JAD predecessor fund”) into corresponding shares of Janus Long/Short Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Alternative Funds | 21

Janus Long/Short Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Daniel Riff is the portfolio manager of the Fund.

*	The predecessor Fund’s inception date – August 1, 2006

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$982.90	$22.15

Hypothetical (5% return before expenses)	$1,000.00	$1,002.59	$22.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$979.70	$25.86

Hypothetical (5% return before expenses)	$1,000.00	$998.80	$26.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$985.80	$20.60

Hypothetical (5% return before expenses)	$1,000.00	$1,004.19	$20.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$981.70	$24.11

Hypothetical (5% return before expenses)	$1,000.00	$1,000.60	$24.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$983.10	$22.69

Hypothetical (5% return before expenses)	$1,000.00	$1,002.04	$22.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$984.00	$23.35

Hypothetical (5% return before expenses)	$1,000.00	$1,001.40	$23.55

†	Expenses are equal to the annualized expense ratio of 4.48% for Class A Shares, 5.24% for Class C Shares, 4.16% for Class I Shares, 4.88% for Class R Shares, 4.59% for Class S Shares and 4.72% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

22 | MARCH 31, 2011

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares/Principal/Contract Amounts		Value

Common Stock± – 103.7%
Airlines – 1.7%
87,995	Republic Airways Holdings, Inc.*	$565,808
30,799	United Continental Holdings, Inc.*	708,069
		1,273,877
Automotive – Cars and Light Trucks – 0.9%
4,228	Volkswagen A.G.	648,830
Automotive – Medium and Heavy Duty Trucks – 1.7%
76,635	Fiat Industrial SpA*	1,100,029
10,584	Mahindra & Mahindra, Ltd.	166,237
		1,266,266
Automotive – Truck Parts and Equipment – Original – 3.2%
6,115	Visteon Corp.*	382,127
31,835	Visteon Corp. (144A)*	1,989,369
		2,371,496
Brewery – 0.7%
8,935	Anheuser-Busch InBev N.V.	508,902
359,335	Anheuser-Busch InBev N.V. – VVPR Strip*	2,546
		511,448
Building and Construction – Miscellaneous – 0.1%
6,489	AS Merko Ehitus	85,512
Casino Hotels – 0.3%
28,750	Crown, Ltd.	242,304
Casino Services – 0.2%
1,700	Sankyo Co., Ltd.	87,188
1,700	Universal Entertainment Corp.	49,900
		137,088
Cellular Telecommunications – 1.8%
45,305	Vodafone Group PLC	1,302,519
Chemicals – Diversified – 0.6%
7,795	E.I. du Pont de Nemours & Co.	428,491
Coal – 0.8%
7,685	Peabody Energy Corp.	553,013
Commercial Banks – 4.3%
156,994	Banco Bilbao Vizcaya Argentaria S.A.	1,904,474
3,345	Credicorp, Ltd.	350,991
244,605	Popular, Inc.*	711,801
66,535	Synovus Financial Corp.	159,684
		3,126,950
Commercial Services – Finance – 0.7%
16,220	Paychex, Inc.	508,659
Computers – Integrated Systems – 0.1%
2,900	Itochu Techno-Solutions Corp.	93,912
Computers – Memory Devices – 1.0%
20,130	Western Digital Corp.*	750,648
Diversified Operations – 0.5%
8,185	Tyco International, Ltd. (U.S. Shares)	366,442
Electric – Distribution – 0.5%
330,170	Spark Infrastructure Group (144A)	382,402
Electric – Generation – 1.3%
223,857	NTPC, Ltd.	969,428
Electric – Integrated – 1.7%
78,394	Enel SpA	494,100
23,094	Fortum Oyj	784,068
		1,278,168
Electric – Transmission – 0.6%
179,267	Power Grid Corp. of India, Ltd.	409,673
Engineering – Research and Development Services – 0.1%
10,000	Kinden Corp.	91,029
Finance – Consumer Loans – 0.6%
81,610	African Bank Investments, Ltd.	457,403
Finance – Other Services – 1.0%
3,825	IntercontinentalExchange, Inc.*	472,540
6,470	NYSE Euronext	227,550
		700,090
Financial Guarantee Insurance – 1.0%
48,353	Assured Guaranty, Ltd.	720,460
Food – Miscellaneous/Diversified – 0.4%
5,644	Nestle S.A.	323,629
Internet Gambling – 0.7%
169,078	Bwin.Party Digital Entertainment PLC*	542,403
Leisure & Recreation Products – 0.1%
7,700	Yamaha Corp.	87,315
Life and Health Insurance – 0.8%
48,020	Prudential PLC	544,176
Medical – Drugs – 9.3%
2,200	Astellas Pharma, Inc.	81,482
18,305	AstraZeneca PLC (ADR)	844,227
41,805	Bristol-Myers Squibb Co.	1,104,906
13,764	GlaxoSmithKline PLC	262,612
30,735	GlaxoSmithKline PLC (ADR)	1,180,531
22,645	Novartis A.G.	1,230,756
99,635	Pfizer, Inc.	2,023,587
2,200	Santen Pharmaceutical Co., Ltd.	87,698
		6,815,799
Medical – Generic Drugs – 2.3%
73,020	Mylan, Inc.*	1,655,363
Medical – Wholesale Drug Distributors – 0.1%
2,400	Alfresa Holdings Corp.	92,208
Medical Products – 0.5%
7,450	Covidien PLC (U.S. Shares)	386,953
Metal Processors and Fabricators – 2.5%
113,240	AIA Engineering, Ltd.	884,664
120,448	Bharat Forge, Ltd.	938,138
		1,822,802
Multi-Line Insurance – 0.6%
14,225	Cincinnati Financial Corp.	466,580
Multimedia – 0.4%
17,765	News Corp. – Class A	311,953
Office Automation and Equipment – 1.0%
28,610	Pitney Bowes, Inc.	734,991
Oil – Field Services – 3.1%
37,790	Eurasia Drilling Co., Ltd. (ADR)	1,284,860
19,705	Halliburton Co.	982,097
		2,266,957

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 23

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 12.2%
56,102	Approach Resources, Inc.*	$1,885,027
10,140	Canadian Natural Resources, Ltd.	501,220
46,900	Chesapeake Energy Corp.	1,572,088
156,585	Daylight Energy, Ltd.	1,827,256
1,900	HRT Participacoes em Petroleo S.A.*	1,980,452
6,045	Occidental Petroleum Corp.	631,642
7,910	Whitting Petroleum Corp.*	580,990
		8,978,675
Oil Companies – Integrated – 0.8%
22,474	ENI SpA	551,882
Paper and Related Products – 4.2%
72,315	Boise, Inc.*	662,405
22,265	Domtar Corp. (U.S. Shares)	2,043,482
12,255	International Paper Co.	369,856
		3,075,743
Pharmacy Services – 0.9%
20,920	Omnicare, Inc.	627,391
Pipelines – 7.1%
30,749	Kinder Morgan Management LLC*	2,016,827
49,700	Plains All American Pipeline L.P.	3,167,381
		5,184,208
Printing – Commercial – 0.7%
20,040	Deluxe Corp.	531,862
Property and Casualty Insurance – 0.3%
21,085	Lancashire Holdings, Ltd.	202,077
Radio – 0.1%
313	Citadel Broadcasting Corp. – Class A*	10,720
1,075	Citadel Broadcasting Corp. – Class B*	37,034
		47,754
Real Estate Management/Services – 2.2%
60,305	CB Richard Ellis Group, Inc. – Class A*	1,610,144
8,084	Future Mall Management, Ltd.*	8,457
		1,618,601
Real Estate Operating/Development – 1.5%
81,462	DB Realty, Ltd.*	216,306
205,000	Hang Lung Properties, Ltd.	897,401
		1,113,707
Reinsurance – 1.9%
19,795	RenaissanceRe Holdings, Ltd.	1,365,657
REIT – Diversified – 1.3%
23,440	Potlatch Corp.	942,288
REIT – Mortgage – 2.3%
91,040	Annaly Mortgage Management, Inc.	1,588,648
25,455	Gramercy Capital Corp.*	107,929
		1,696,577
Resorts and Theme Parks – 0%
410	Vail Resorts, Inc.*	19,992
Retail – Apparel and Shoe – 0.6%
3,700	Fast Retailing Co., Ltd.	463,167
Retail – Auto Parts – 0.5%
63,389	Halfords Group PLC	354,036
Retail – Major Department Stores – 0.2%
47,850	Myer Holdings, Ltd.	158,837
Retail – Propane Distribution – 2.4%
30,840	Suburban Propane Partners L.P.	1,740,301
Semiconductor Components/Integrated Circuits – 1.7%
104,930	Taiwan Semiconductor Manufacturing Co., Ltd.	1,278,047
Steel – Producers – 3.1%
8,590	ArcelorMittal	310,528
17,300	JFE Holdings, Inc.	506,352
71,955	JSW Steel, Ltd.	1,478,636
		2,295,516
Steel – Specialty – 0%
429	APERAM (U.S. Shares)	17,156
Telephone – Integrated – 5.8%
75,039	Freenet A.G.	858,081
1,866,668	Telecom Italia SpA	2,869,884
21,234	Telefonica S.A.	531,512
		4,259,477
Tobacco – 3.5%
16,492	British American Tobacco PLC	661,860
29,090	Philip Morris International, Inc.	1,909,176
		2,571,036
Toys – 0.9%
24,785	Mattel, Inc.	617,890
Transportation – Railroad – 1.3%
12,510	CSX Corp.	983,286
Water – 1.0%
27,070	American Water Works Co., Inc.	759,314

Total Common Stock (cost $66,292,906)		76,181,714

Corporate Bond – 1.5%
Printing – Commercial – 1.5%
$1,017,000	American Reprographics Co. 10.5000%, 12/15/16 (144A) (cost $995,734)	1,100,902

Exchange – Traded Funds – 3.9%
Commodity – 2.5%
6,765	SPDR Gold Trust (ETF)*	945,882
72,310	Sprott Physical Gold Trust (ETF)*	913,999
		1,859,881
Country Fund – Russia – 0.7%
12,185	Market Vectors Russia (ETF)	507,140
Precious Metals – 0.7%
7,905	Market Vectors – Gold Miners (ETF)	474,774

Total Exchange – Traded Funds (cost $2,438,095)		2,841,795

Purchased Options – Calls – 1.5%
6,640	Citigroup, Inc. expires June 2011 exercise price $4.00	330,780
50	CSX Corp. expires June 2011 exercise price $230.00	7,969
3,533	Ford Motor Co. expires May 2011 exercise price $17.00	46,242

See Notes to Schedules of Investments and Financial Statements.

24 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – (continued)

190	Genworth Financial, Inc. – Class A expires June 2011 exercise price $15.00	$6,718
125	International Paper Co. expires January 2012 exercise price $30.00	40,606
70	K+S A.G. expires December 2011 exercise price 56.00 EUR	32,965
450	Microsoft Corp. expires January 2012 exercise price $27.50	51,844
190	Microsoft Corp. expires January 2012 exercise price $30.00	10,309
580	NRG Energy, Inc. expires January 2013 exercise price $20.00	236,925
140	Raytheon Co. expires January 2012 exercise price $52.50	37,638
400	St. Joe Co. expires June 2011 exercise price $23.00	124,271
442	St. Joe Co. expires June 2011 exercise price $23.00	137,319
155	United Continental Holdings expires April 2011 exercise price $25.00	4,277

Total Purchased Options – Calls (premiums paid $1,747,732)		1,067,863

Purchased Options – Puts – 0.2%
100	S&P 500® Index expires April 2011 exercise price $1,025.00	290
100	S&P 500® Index expires May 2011 exercise price $1,275.00	162,629

Total Purchased Options – Puts (premiums paid $423,050)		162,919

Total Investments (total cost $71,897,517) – 110.8%		81,355,193

Securities Sold Short – (80.9)%
Common Stocks Sold Short – (12.0)%
Automotive – Truck Parts and Equipment – Original – (0.4)%
4,085	BorgWarner, Inc*	(325,534)
Commercial Banks – (2.4)%
35,315	ICICI Bank, Ltd. (ADR)	(1,759,746)
Commercial Services – Finance – (1.0)%
17,560	Green Dot Corp.*	(753,500)
Diversified Minerals – (0.4)%
7,625	Cia Vale do Rio Doce (ADR)	(254,294)
Electronic Components – Semiconductors – (0.3)%
3,900	Cree, Inc.*	(180,024)
Enterprise Software/Services – (0.9)%
24,722	Autonomy Corp. PLC*	(630,105)
Medical Products – (0.6)%
7,660	Zimmer Holdings, Inc.*	(463,660)
Metal – Diversified – (0.9)%
11,470	Molycorp, Inc.*	(688,429)
Retail – Apparel and Shoe – (1.0)%
2,050	American Eagle Outfitters, Inc.	(32,574)
9,750	Ross Stores, Inc.	(693,420)
		(725,994)
Retail – Consumer Electronics – (1.0)%
17,535	Grupo Elektra S.A. de C.V.	(755,755)
Schools – (1.6)%
3,795	Apollo Group, Inc. – Class A*	(158,289)
23,940	Career Education Corp.*	(543,917)
6,375	ITT Educational Services, Inc.*	(459,956)
		(1,162,162)
Transactional Software – (0.8)%
76,340	Innerworkings, Inc.*	(563,389)
Wireless Equipment – (0.7)%
64,125	Nokia OYJ	(545,704)

Total Common Stocks Sold Short (proceeds $8,746,394 )		(8,808,296)

Exchange – Traded Funds Sold Short – (67.9)%
Country Fund – Brazil – (0.4)%
3,900	iShares MSCI Brazil Index Fund (ETF)	(302,172)
Country Fund – China – (2.3)%
38,300	iShares FTSE/Xinhua China 25 Index Fund (ETF)	(1,721,968)
Country Fund – Italy – (2.8)%
112,200	iShares MSCI Italy Index Fund (ETF)	(2,084,676)
Emerging Market – Equity – (6.2)%
93,463	iShares MSCI Emerging Markets Index (ETF)	(4,550,714)
Financial Services – (1.8)%
22,015	iShares Dow Jones U.S. Financial Sector Index Fund (ETF)	(1,301,747)
Government/Agency – Intermediate – (0.8)%
6,425	iShares Barclays 7-10 Year Trust (ETF)	(597,589)
Government/Agency – Short Term – (0.6)%
4,945	iShares Barclays 1-3 Year Trust (ETF)	(414,144)
Growth – Large Cap – (16.1)%
72,220	PowerShares QQQ Trust (ETF)	(4,147,595)
57,705	SPDR S&P 500 Trust (ETF)	(7,646,489)
		(11,794,084)
Growth – Small Cap – (5.0)%
44,100	iShares Russell 2000 Index Fund (ETF)	(3,711,897)
Health and Biotechnology – (3.6)%
7,045	iShares Dow Jones US Healthcare Providers Index Fund (ETF)	(436,156)
5,275	iShares Nasdaq Biotechnology Index Fund (ETF)	(528,344)
57,797	PowerShares Dynamic Healthcare Sector Portfolio (ETF)	(1,713,103)
		(2,677,603)
International Equity – (2.8)%
33,735	iShares MSCI EAFE Index Fund (ETF)	(2,027,136)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 25

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares/Principal/Contract Amounts		Value

Leisure Industry – (5.0)%
95,045	Consumer Discretionary Select Sector SPDR Fund (ETF)	$(3,707,705)
Region Fund – Geo Focused Equity – (0.6)%
6,445	iShares MSCI Turkey Index Fund (ETF)	(411,449)
Sector Fund – Real Estate – (0.6)%
7,090	Vanguard REIT (ETF)	(414,694)
Sector Fund – Technology – (2.4)%
51,000	Semiconductor HOLDRs Trust (ETF)	(1,765,110)
Undefined Equity – (16.9)%
36,165	Consumer Staples Select Sector SPDR Fund (ETF)	(1,082,780)
50,825	Industrial Select Sector SPDR Fund (ETF)	(1,915,086)
13,820	iShares S&P Global Materials Sector Index Fund (ETF)	(1,030,972)
79,670	Materials Select Sector SPDR Trust (ETF)	(3,189,190)
14,900	Retail HOLDRs Trust (ETF)	(1,578,953)
71,145	SPDR S&P Retail (ETF)	(3,614,166)
		(12,411,147)

Total Exchange – Traded Funds Sold Short (proceeds $44,466,730 )		(49,893,835)

Exchange – Traded Note Sold Short – (1.0)%
Undefined Equity – (1.0)%
23,775	iPATH S&P 500 VIX Short-Term Futures (ETN)* (proceeds $1,101,705)	(698,034)

Total Securities Sold Short (proceeds $54,314,829 )		(59,400,165)

Cash, Receivables and Other Assets, net of Liabilities**– 70.1%		51,472,491

Net Assets – 100%		$73,427,518

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$783,543	1.0%
Belgium	511,448	0.6%
Bermuda	2,639,185	3.2%
Brazil	1,980,452	2.4%
Canada	2,328,476	2.9%
Cayman Islands	1,284,860	1.6%
Estonia	85,512	0.1%
Finland	784,068	1.0%
Germany	1,506,911	1.8%
Gibraltar	542,403	0.7%
Hong Kong	897,401	1.1%
India	5,071,539	6.2%
Ireland	386,953	0.5%
Italy	5,015,895	6.2%
Japan	1,640,251	2.0%
Luxembourg	327,684	0.4%
Puerto Rico	711,801	0.9%
South Africa	457,403	0.6%
Spain	2,435,986	3.0%
Switzerland	1,920,827	2.3%
Taiwan	1,278,047	1.6%
United Kingdom	5,149,961	6.3%
United States	43,614,587	53.6%

Total	$81,355,193	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

Brazil	$(254,294)	0.4%
Finland	(545,704)	0.9%
India	(1,759,746)	3.0%
Mexico	(755,755)	1.3%
United Kingdom	(630,105)	1.1%
United States	(55,454,561)	93.3%

Total	$(59,400,165)	100.0%

Schedule of Written Options – Calls	Value

Abbott Laboratories expires May 2011 130 contracts exercise price $50.00	$(5,515)
Anheuser-Busch InBev N.V. expires June 2011 75 contracts exercise price 42.00 EUR	(7,377)
Bristol Myers Squibb Co. expires April 2011 298 contracts exercise price $26.00	(20,889)
Cincinnati Financial Corp. expires June 2011 140 contracts exercise price $35.00	(3,877)

See Notes to Schedules of Investments and Financial Statements.

26 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Value

Schedule of Written Options – Calls – (continued)
Deluxe Corp. expires April 2011 166 contracts exercise price $25.00	$(30,912)
E.I. du Pont de Nemours & Co. expires July 2011 43 contracts exercise price $55.00	(10,720)
GlaxoSmithKline PLC expires May 2011 327 contracts exercise price $40.00	(9,714)
Marathon Oil Corp. expires July 2011 58 contracts exercise price $55.00	(15,774)
Market Vectors – Gold Miners (ETF) expires June 2011 21 contracts exercise price $59.00	(7,584)
Market Vectors – Gold Miners (ETF) expires June 2011 63 contracts exercise price $60.00	(19,249)
Mattel, Inc. expires April 2011 133 contracts exercise price $25.00	(10,010)
Mattel, Inc. expires April 2011 144 contracts exercise price $26.00	(5,452)
Novartis A.G. expires July 2011 193 contracts exercise price $60.00	(9,656)
NYSE Euronext expires April 2011 69 contracts exercise price $37.00	(1,714)
Occidental Petroleum Corp. expires May 2011 110 contracts exercise price $105.00	(41,048)
Paychex, Inc. expires June 2011 90 contracts exercise price $35.00	(851)
Philip Morris International, Inc. expires September 2011 216 contracts exercise price $62.50	(109,071)
Pitney Bowes, Inc. expires April 2011 158 contracts exercise price $25.00	(13,790)
S&P 500® Index expires May 2011 50 contracts exercise price $1,375.00	(38,023)
St. Joe Co. expires June 2011 124 contracts exercise price $27.00	(10,738)
Tyco International, Ltd. expires April 2011 20 contracts exercise price $46.00	(494)
United Continental Holdings, Inc. expires April 2011 155 contracts exercise price $28.00	(568)
Vodafone Group PLC expires April 2011 321 contracts exercise price $29.00	(10,976)

Total Written Options – Calls (premiums received $305,265 )	$(384,002)

Schedule of Written Options – Puts
Carmax, Inc. expires April 2011 130 contracts exercise price $30.00	$(3,650)
Citigroup, Inc. expires June 2011 1,660 contracts exercise price $4.50	(42,596)
CSX Corp. expires June 2011 50 contracts exercise price $210.00	(130,786)
Delta Air Lines, Inc. expires April 2011 31 contracts exercise price $10.00	(1,461)
Delta Air Lines, Inc. expires April 2011 355 contracts exercise price $10.00	(16,331)
Delta Air Lines, Inc. expires June 2011 31 contracts exercise price $9.00	(1,603)
Delta Air Lines, Inc. expires June 2011 355 contracts exercise price $9.00	(18,158)
Ford Motor Co. expires May 2011 3,533 contracts exercise price $15.00	(274,103)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 27

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Value

Schedule of Written Options – Puts – (continued)
Genworth Financial, Inc. – Class A expires June 2011 190 contracts exercise price $13.00	$(13,810)
Hewlett Packard Co. expires January 2012 120 contracts exercise price $40.00	(42,071)
International Paper Co. expires January 2012 125 contracts exercise price $25.00	(21,778)
K+S A.G. expires December 2011 70 contracts exercise price 48.00 EUR	(24,766)
Mattel, Inc. expires April 2011 150 contracts exercise price $25.00	(12,304)
Microsoft Corp. expires January 2012 415 contracts exercise price $25.00	(91,713)
Millicom International Cellular S.A. expires April 2011 25 contracts exercise price $85.00	(473)
Millicom International Cellular S.A. expires April 2011 22 contracts exercise price $90.00	(1,131)
NRG Energy, Inc. expires January 2013 670 contracts exercise price $17.50	(97,819)
Raytheon Co. expires January 2012 70 contracts exercise price $50.00	(29,724)
S&P 500® Index expires May 2011 100 contracts exercise price $1,150.00	(33,223)
St. Joe Co. expires June 2011 884 contracts exercise price $20.00	(43,095)
St. Joe Co. expires June 2011 400 contracts exercise price $23.00	(40,908)
United Continental Holdings, Inc. expires June 2011 210 contracts exercise price $21.00	(30,913)
Vail Resorts expires July 2011 135 contracts exercise price $42.50	(21,641)
Xerox Corp. expires July 2011 1,100 contracts exercise price $10.00	(46,908)

Total Written Options – Puts (premiums received $1,362,102 )	$(1,040,965)

See Notes to Schedules of Investments and Financial Statements.

28 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Dividend Swaps outstanding as of March 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Goldman Sachs International	2,198,000 EUR	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$331,576

Goldman Sachs International	935,220 EUR	8,175 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	8,175 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/27/13	35,910

Total					$367,486

Total Return Swaps outstanding as of March 31, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	$(82,353)	Mediatek, Inc.	USD LIBOR minus 400 basis points	11/17/11	$8,498
Goldman Sachs International	(364,706)	Mediatek, Inc.	USD LIBOR minus 400 basis points	11/18/11	1,919
Morgan Stanley	(2,931,019)	Margin Squeeze Basket	FED Funds Effective minus 30 basis points	12/30/11	(64,778)
Morgan Stanley	(376,649)	Mediatek, Inc.	FED Funds Effective minus 350 basis points	9/7/12	(14,031)
Morgan Stanley	1,835,085	U.S. Inflation Basket	FED Funds Effective plus 40 basis points	12/30/11	32,249

Total					$(36,143)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 29

Statements of Assets and Liabilities

As of March 31, 2011 (unaudited)	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Assets:
Investments at cost	$64,596	$71,898
Unaffiliated investments at value	$66,317	$81,355
Affiliated investments at value	6,602	–
Cash	21	–
Cash denominated in foreign currency(1)	5	–
Restricted cash (Note 1)	–	550
Deposits with broker for short sales	–	54,291
Swap contracts	–	410
Receivables:
Investments sold	–	1,683
Fund shares sold	199	27
Dividends	201	238
Foreign dividend tax reclaim	1	258
Interest	1	68
Non-interested Trustees’ deferred compensation	2	2
Other assets	–	3
Total Assets	73,349	138,885
Liabilities:
Payables:
Short sales, at value(2)	–	59,400
Options written, at value(3)	108	1,425
Due to custodian	–	2,259
Investments purchased	962	695
Fund shares repurchased	23	910
Dividends	–	1
Swap contracts	–	79
Advisory fees	28	148
Administrative services fees	3	–
Distribution fees and shareholder servicing fees	5	30
Administrative, networking and omnibus fees	35	161
Non-interested Trustees’ fees and expenses	1	1
Non-interested Trustees’ deferred compensation fees	2	2
Accrued expenses and other payables	69	346
Total Liabilities	1,236	65,457
Net Assets	$72,113	$73,428

See footnotes at the end of the Statements.

See Notes to Financial Statements.

30 | MARCH 31, 2011

As of March 31, 2011 (unaudited)	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$63,873	$306,837
Undistributed net investment loss*	(28)	(924)
Undistributed net realized loss from investment and foreign currency transactions*	(141)	(237,428)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,409	4,943
Total Net Assets	$72,113	$73,428
Net Assets - Class A Shares	$8,917	$17,882
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	927	1,731
Net Asset Value Per Share(4)	$9.62	$10.33
Maximum Offering Price Per Share(5)	$10.21	$10.96
Net Assets - Class C Shares	$3,672	$29,659
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	383	2,933
Net Asset Value Per Share(4)	$9.60	$10.11
Net Assets - Class D Shares	$18,045	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,864	N/A
Net Asset Value Per Share	$9.68	N/A
Net Assets - Class I Shares	$33,520	$24,186
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,467	2,318
Net Asset Value Per Share	$9.67	$10.44
Net Assets - Class R Shares	N/A	$283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	29
Net Asset Value Per Share	N/A	$9.68
Net Assets - Class S Shares	$757	$1,127
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79	108
Net Asset Value Per Share	$9.64	$10.44
Net Assets - Class T Shares	$7,202	$291
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	747	28
Net Asset Value Per Share	$9.64	$10.43

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $5,500 for Janus Global Real Estate Fund.
(2)	Includes proceeds of $54,314,829 on short sales for Janus Long/Short Fund.
(3)	Includes premiums of $193,200 and $1,667,367 on written options for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Alternative Funds | 31

Statements of Operations

For the six-month period ended March 31, 2011 (unaudited)	Janus Global	Janus
(all numbers in thousands)	Real Estate Fund	Long/Short Fund

Investment Income:
Interest	$1	$57
Interest proceeds from short sales	–	219
Dividends	1,351	1,074
Dividends from affiliates	7	–
Fee income	–	3
Foreign tax withheld	(21)	(21)
Total Investment Income	1,338	1,332
Expenses:
Advisory fees	233	560
Shareholder reports expense	16	15
Transfer agent fees and expenses	8	2
Registration fees	49	51
Custodian fees	7	37
Professional fees	20	28
Non-interested Trustees’ fees and expenses	1	2
Short sales dividend expense	–	477
Short sales interest expense	–	–
Stock loan fees	–	635
Administrative services fees - Class D Shares	9	N/A
Administrative services fees - Class R Shares	N/A	–
Administrative services fees - Class S Shares	1	2
Administrative services fees - Class T Shares	6	1
Distribution fees and shareholder servicing fees - Class A Shares	9	26
Distribution fees and shareholder servicing fees - Class C Shares	11	176
Distribution fees and shareholder servicing fees - Class R Shares	N/A	1
Distribution fees and shareholder servicing fees - Class S Shares	1	2
Administrative, networking and omnibus fees - Class A Shares	5	78
Administrative, networking and omnibus fees - Class C Shares	1	29
Administrative, networking and omnibus fees - Class I Shares	44	10
Other expenses	13	29
Total Expenses	434	2,161
Expense and Fee Offset	–	–
Net Expenses	434	2,161
Less: Excess Expense Reimbursement	(19)	(67)
Net Expenses after Expense Reimbursement	415	2,094
Net Investment Income/(Loss)	923	(762)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	1,183	7,727
Net realized gain/(loss) from futures contracts	–	(896)
Net realized gain/(loss) from short sales	–	(1,896)
Net realized gain/(loss) from swap contracts	–	(196)
Net realized gain from written options contracts	64	1,140
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,187	(6,735)
Net Gain/(Loss) on Investments	3,434	(856)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,357	$(1,618)

See Notes to Financial Statements.

32 | MARCH 31, 2011

Statements of Changes in Net Assets

	Janus Global		Janus
For the six-month period ended March 31, 2011 (unaudited) and the fiscal year ended September 30, 2010	Real Estate Fund		Long/Short Fund
(all numbers in thousands)	2011	2010	2011	2010

Operations:
Net investment income/(loss)	$923	$508	$(762)	$(2,669)
Net realized gain from investment and foreign currency transactions	1,183	281	7,727	28,888
Net realized gain/(loss) from futures contracts	–	–	(896)	(395)
Net realized gain/(loss) from short sales	–	–	(1,896)	(4,204)
Net realized gain/(loss) from swap contracts	–	–	(196)	(651)
Net realized gain from written options contracts	64	158	1,140	173
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,187	4,710	(6,735)	(11,977)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,357	5,657	(1,618)	9,165
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(165)	(35)	–	–
Class C Shares	(32)	(10)	–	–
Class D Shares	(330)	–	N/A	N/A
Class I Shares	(586)	(263)	–	–
Class R Shares	N/A	N/A	–	–
Class S Shares	(9)	(8)	–	–
Class T Shares	(100)	(1)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	N/A	N/A
Class I Shares	–	–	–	–
Class R Shares	N/A	N/A	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(1,222)	(317)	–	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 33

Statements of Changes in Net Assets  (continued)

	Janus Global		Janus
For the six-month period ended March 31, 2011 (unaudited) and the fiscal year ended September 30, 2010	Real Estate Fund		Long/Short Fund
(all numbers in thousands)	2011	2010	2011	2010

Capital Share Transactions:
Shares Sold
Class A Shares	6,241	4,905	3,506	3,239
Class C Shares	2,346	714	1,918	2,526
Class D Shares	10,570	11,522	N/A	N/A
Class I Shares	9,609	8,824	6,002	25,121
Class R Shares	N/A	N/A	64	115
Class S Shares	178	48	181	253
Class T Shares	4,483	2,829	749	1,386
Redemption Fees
Class A Shares	N/A	N/A	3	–
Class C Shares	N/A	N/A	5	–
Class D Shares	10	8	N/A	N/A
Class I Shares	–	–	7	10
Class R Shares	N/A	N/A	–	–
Class S Shares	–	–	–	1
Class T Shares	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	155	35	–	–
Class C Shares	25	9	–	–
Class D Shares	328	–	N/A	N/A
Class I Shares	550	261	–	–
Class R Shares	N/A	N/A	–	–
Class S Shares	9	8	–	–
Class T Shares	99	1	–	–
Shares Repurchased
Class A Shares	(4,079)	(1,188)	(8,451)	(40,753)
Class C Shares	(70)	(99)	(10,745)	(38,852)
Class D Shares	(5,021)	(789)	N/A	N/A
Class I Shares	(1,375)	(1,804)	(16,664)	(37,038)
Class R Shares	N/A	N/A	(18)	(58)
Class S Shares	(9)	(15)	(699)	(1,436)
Class T Shares	(451)	(230)	(1,852)	(26)
Net Increase/(Decrease) from Capital Share Transactions	23,598	25,039	(25,994)	(85,512)
Net Increase/(Decrease) in Net Assets	26,733	30,379	(27,612)	(76,347)
Net Assets:
Beginning of period	45,380	15,001	101,040	177,387
End of period	$72,113	$45,380	$73,428	$101,040

Undistributed Net Investment Income/(Loss)*	$(28)	$271	$(924)	$(162)

*	See Note 5 in Notes to Financial Statements.
See Notes to Financial Statements.

34 | MARCH 31, 2011

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011
(unaudited), the fiscal year ended September 30, 2010, the two-month fiscal
period ended September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.09	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.16	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	.59	1.58	.96	(2.00)	(1.48)
Total from Investment Operations	.73	1.74	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.20)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.20)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.62	$9.09	$7.49	$6.50	$8.65
Total Return**	8.10%	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$8,917	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$7,368	$3,136	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(4)	1.50%	1.57%	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.50%	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.24%	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	37%	14%	19%	78%	8%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$10.51	$9.72	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	.11	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	(.14)	.68	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	(.18)	.79	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(5)	–(5)	–	.01	–	–
Total Distributions and Other	–	–	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$10.33	$10.51	$9.72	$8.93	$11.54	$12.69
Total Return**	(1.71)%	8.13%	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$17,882	$23,200	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$20,916	$31,998	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(4)	4.48%(6)	3.95%(6)	5.61%(6)	4.00%(6)	3.38%(6)	3.46%(6)
Ratio of Net Expenses to Average Net Assets***(4)	4.48%(6)	3.94%(6)	5.60%(6)	4.00%(6)	3.38%(6)	3.45%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.49)%	(2.04)%	(3.79)%	(2.08)%(7)	0.41%	1.46%
Portfolio Turnover Rate***	118%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.01% and 2.01%, respectively, in 2011, 2.03% and 2.02%, respectively, in 2010, 1.92% and 1.92%, respectively, for the two-month fiscal period ended September 30, 2009, 2.99% and 2.99%, respectively, for the fiscal year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 35

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011
(unaudited), the fiscal year ended September 30, 2010, the two-month fiscal
period ended September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.06	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.10	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	.56	1.58	.97	(2.01)	(1.48)
Total from Investment Operations	.69	1.68	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.14)	–	(.21)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.15)	(.14)	–	(.21)	–
Net Asset Value, End of Period	$9.60	$9.06	$7.52	$6.53	$8.61
Total Return**	7.71%	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$3,672	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$2,210	$844	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(4)	2.18%	2.32%	2.37%	1.34%(5)	2.25%
Ratio of Net Expenses to Average Net Assets***(4)	2.18%	2.32%	2.36%	1.34%(5)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	37%	14%	19%	78%	8%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$10.32	$9.58	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.31)	(.32)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	.10	1.06	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	(.21)	.74	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(6)	–(6)	–	.01	–	–
Total Distributions and Other	–	–	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$10.11	$10.32	$9.58	$8.81	$11.40	$12.62
Total Return**	(2.03)%	7.72%	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$29,659	$39,220	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$35,196	$50,895	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(4)	5.24%(7)	4.35%(7)	6.36%(7)	4.85%(7)	4.18%(7)	4.20%(7)
Ratio of Net Expenses to Average Net Assets***(4)	5.24%(7)	4.34%(7)	6.36%(7)	4.85%(7)	4.17%(7)	4.20%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.26)%	(2.47)%	(4.89)%	(2.99)%(8)	(0.37)%	0.62%
Portfolio Turnover Rate***	118%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.76% and 2.76%, respectively, in 2011, 2.43% and 2.42%, respectively, in 2010, 2.65% and 2.65%, respectively, for the two-month fiscal period ended September 30, 2009, 3.79% and 3.79%, respectively, for the fiscal year ended July 31, 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

36 | MARCH 31, 2011

Class D Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited) and the fiscal period	Janus Global Real Estate Fund
ended September 30, 2010	2011	2010(1)

Net Asset Value, Beginning of Period	$9.15	$7.64
Income from Investment Operations:
Net investment income	.14	.05
Net gain on investments (both realized and unrealized)	.59	1.45
Total from Investment Operations	.73	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	–
Distributions (from capital gains)*	–	–
Redemption fees	.01	.01
Total Distributions and Other	(.20)	.01
Net Asset Value, End of Period	$9.68	$9.15
Total Return**	8.16%	19.76%
Net Assets, End of Period (in thousands)	$18,045	$11,388
Average Net Assets for the Period (in thousands)	$15,923	$4,756
Ratio of Gross Expenses to Average Net Assets***(2)	1.47%	1.44%
Ratio of Net Expenses to Average Net Assets***(2)	1.47%	1.43%
Ratio of Net Investment Income to Average Net Assets***	3.03%	2.21%
Portfolio Turnover Rate***	37%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011
(unaudited), the fiscal year ended September 30, 2010, the two-month
fiscal period ended September 30, 2009 and each fiscal year or period	Janus Global Real Estate Fund
ended July 31	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.14	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income	.15	.16	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	.59	1.61	.96	(2.04)	(1.47)
Total from Investment Operations	.74	1.77	.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–(4)	–
Total Distributions and Other	(.21)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.67	$9.14	$7.51	$6.52	$8.66
Total Return**	8.20%	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$33,520	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$28,165	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(5)	1.30%	1.33%	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.23%	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	37%	14%	19%	78%	8%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$10.59	$9.77	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income	.08	.13	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	(.23)	.69	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	(.15)	.82	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	–(4)	.01	.01	–(4)
Total Distributions and Other	–	–	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$10.44	$10.59	$9.77	$8.97	$11.60	$12.72
Total Return**	(1.42)%	8.39%	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$24,186	$35,273	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$30,878	$38,757	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(5)	4.16%(6)	3.69%(6)	5.31%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Expenses to Average Net Assets***(5)	4.16%(6)	3.68%(6)	5.30%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.20)%	(1.81)%	(4.67)%	(1.84)%(7)	0.72%	1.67%
Portfolio Turnover Rate***	118%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.68% and 1.68%, respectively, in 2011, 1.76% and 1.75%, respectively, in 2010, 1.58% and 1.58%, respectively, for the two-month fiscal period ended September 30, 2009, 2.72% and 2.72%, respectively, for the fiscal year ended July 31, 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

38 | MARCH 31, 2011

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.86	$9.15	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.07)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	(.08)	.78	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	(.18)	.71	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(3)	–(3)	–	.01	–	–
Total Distributions and Other	–	–	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$9.68	$9.86	$9.15	$8.40	$10.89	$12.65
Total Return**	(1.83)%	7.76%	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$283	$243	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$266	$193	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(4)	4.88%(5)	4.28%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.88%(5)	4.27%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.78)%	(2.33)%	(5.90)%	(3.25)%(6)	(0.47)%	0.36%
Portfolio Turnover Rate***	118%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.36% and 2.36%, respectively, in 2011, 2.40% and 2.39%, respectively, in 2010, 2.25% and 2.25%, respectively, for the two-month fiscal period ended September 30, 2009, 3.81% and 3.81%, respectively, for the fiscal year ended July 31, 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011
(unaudited), the fiscal year ended September 30, 2010, the two-month fiscal
period ended September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2011	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$9.08	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income	.15	.12	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	.56	1.60	.97	(2.02)	(1.49)
Total from Investment Operations	.71	1.72	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.14)	–	(.25)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.15)	(.14)	–	(.25)	–
Net Asset Value, End of Period	$9.64	$9.08	$7.50	$6.51	$8.63
Total Return**	7.95%	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$757	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$618	$477	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(4)	1.62%	1.82%	1.86%	1.29%(5)	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.62%	1.82%	1.86%	1.29%(5)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.92%	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	37%	14%	19%	78%	8%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$10.62	$9.82	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income	1.34	1.37	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.52)	(.57)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	(.18)	.80	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(6)	–(6)	–(6)	.01	.01	–
Total Distributions and Other	–	–	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$10.44	$10.62	$9.82	$9.04	$11.52	$12.69
Total Return**	(1.69)%	8.15%	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$1,127	$1,670	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$1,529	$1,975	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(4)	4.60%(7)	4.03%(7)	5.68%(7)	4.18%(7)	3.66%(7)	3.99%(7)
Ratio of Net Expenses to Average Net Assets***(4)	4.59%(7)	4.03%(7)	5.68%(7)	4.18%(7)	3.66%(7)	3.98%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.61)%	(2.08)%	(1.80)%	(2.22)%(8)	0.30%	1.67%
Portfolio Turnover Rate***	118%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.76% and 1.76%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.12% and 2.12%, respectively, in 2011, 2.12% and 2.11%, respectively, in 2010, 2.01% and 2.01%, respectively, for the two-month fiscal period ended September 30, 2009, 3.16% and 3.16%, respectively, for the fiscal year ended July 31, 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

40 | MARCH 31, 2011

Class T Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited),
the fiscal year ended September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	.15	.15	.03	–
Net gain/(loss) on investments (both realized and unrealized)	.58	1.61	.96	.71
Total from Investment Operations	.73	1.76	.99	.71
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.14)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–	–
Total Distributions and Other	(.21)	(.14)	–	–
Net Asset Value, End of Period	$9.64	$9.12	$7.50	$6.51
Total Return**	8.09%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$7,202	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$4,763	$528	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.59%	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.11%	2.39%	2.25%	0.79%
Portfolio Turnover Rate***	37%	14%	19%	78%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2011
(unaudited), the fiscal year ended September 30, 2010, the two-month fiscal period	Janus Long/Short Fund
ended September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.60	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	(.30)	(.17)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	.13	.98	.77	(.07)
Total from Investment Operations	(.17)	.81	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$10.43	$10.60	$9.79	$8.98
Total Return**	(1.60)%	8.27%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$291	$1,434	$1	$1
Average Net Assets for the Period (in thousands)	$1,091	$742	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	4.72%(5)	3.61%(5)	5.35%(5)	2.04%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.72%(5)	3.59%(5)	5.35%(5)	2.00%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.07)%	(1.66)%	(5.61)%	(2.61)%(6)
Portfolio Turnover Rate***	118%	140%	148%	261%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.88% and 1.88%, respectively, in 2011, 1.95% and 1.93%, respectively, in 2010, 1.66% and 1.65%, respectively, for the two-month fiscal period ended September 30, 2009 and 1.87% and 1.83%, respectively, for the fiscal year ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 41

Notes to Schedules of Investments (unaudited)

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

HOLDRs	Holding Company Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VIX	Volatility Index

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
±	All or a portion of liquid common stock positions have been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Real Estate Fund	$1,296,656	1.8%
Janus Long/Short Fund	3,472,673	4.3%

42 | MARCH 31, 2011

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Management/Services	$4,855,769	$446,089	$–
All Other	60,092,169	–	–

Corporate Bond	–	49,875	–

Preferred Stock	–	873,162	–

Warrants	133	–	–

Money Market	–	6,602,093	–

Total Investments in Securities	$64,948,071	$7,971,219	$–

Investments in Securities:
Janus Long/Short Fund
Common Stock
Cellular Telecommunications	$–	$1,302,519	$–
Medical – Drugs	3,560,285	3,255,514	–
Oil – Field Services	982,097	1,284,860	–
All Other	65,796,439	–	–

Corporate Bond	–	1,100,902	–

Exchange-Traded Funds	2,841,795	–	–

Total Investments in Securities	$73,180,616	$6,943,795	$–

Investments in Securities Sold Short:
Janus Long/Short Fund
Common Stock
Commercial Banks	$–	$(1,759,746)	$–
Diversified Minerals	–	(254,294)	–
Wireless Equipment	–	(545,704)	–
All Other	(6,248,552)	–	–

Exchange-Traded Funds	–	–
Growth – Large Cap	(4,147,595)	(7,646,489)
All Other	(38,099,751)

Exchange-Traded Note	(698,034)	–	–

Total Investments in Securities Sold Short	$(49,193,932)	$(10,206,233)	$–

Investments in Purchased Options:
Janus Long/Short Fund	$–	$1,230,782	$–

Other Financial Instruments(b):
Janus Global Real Estate Fund	$–	$(108,009)	$–
Janus Long/Short Fund	–	(1,093,624)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of March 31, 2011 is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$8,162,220
Janus Long/Short Fund	61,978,492

Janus Alternative Funds | 43

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund and Janus Long/Short Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2011. The Trust offers thirty-nine funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as nondiversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not

44 | MARCH 31, 2011

limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Alternative Funds | 45

Notes to Financial Statements (unaudited) (continued)

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2011, Janus Long/Short Fund had restricted cash in the amount of $550,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at March 31, 2011. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

46 | MARCH 31, 2011

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Global Real Estate Fund	$–	$11,276,086
Janus Long Short Fund	–	23,169,815

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the period ended March 31, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain

Janus Alternative Funds | 47

Notes to Financial Statements (unaudited) (continued)

minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio

48 | MARCH 31, 2011

securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. Janus Global Real Estate Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2010	6	$762
Options written	–	–
Options closed	–	–
Options expired	(6)	(762)
Options exercised	–	–

Options outstanding at March 31, 2011	–	$–

Janus Alternative Funds | 49

Notes to Financial Statements (unaudited) (continued)

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2010	372	$35,538
Options written	2,120	220,805
Options closed	–	–
Options expired	(847)	(63,143)
Options exercised	–	–

Options outstanding at March 31, 2011	1,645	$193,200

	Number of	Premiums
Call Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2010	4,984	$348,509
Options written	14,185	1,447,651
Options closed	(8,380)	(974,017)
Options expired	(3,012)	(266,820)
Options exercised	(4,673)	(250,058)

Options outstanding at March 31, 2011	3,104	$305,265

	Number of	Premiums
Put Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2010	9,504	$1,241,914
Options written	25,857	2,505,480
Options closed	(17,006)	(1,868,410)
Options expired	(4,881)	(338,351)
Options exercised	(2,643)	(178,531)

Options outstanding at March 31, 2011	10,831	$1,362,102

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2011.

Fair Value of Derivative Instruments as of March 31, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts			Options written, at value	$108,009

Total				$108,009

50 | MARCH 31, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Long/Short Fund
Equity Contracts	Unaffiliated investments at value	$1,230,782	Options written, at value	$1,424,967
Equity Contracts	Swap contracts	410,152	Swap contracts	78,809

Total		$1,640,934		$1,503,776

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2011.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$63,905	$–	$63,905

Total	$–	$–	$63,905	$–	$63,905

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$75,469	$–	$75,469

Total	$–	$–	$75,469	$–	$75,469

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Equity Contracts	$(896,093)	$(195,523)	$1,721,491	$–	$629,875

Total	$(896,093)	$(195,523)	$1,721,491	$–	$629,875

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Equity Contracts	$72,250	$679,187	$(1,353,047)	$–	$(601,610)

Total	$72,250	$679,187	$(1,353,047)	$–	$(601,610)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-

Janus Alternative Funds | 51

Notes to Financial Statements (unaudited) (continued)

Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornados, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Funds’ investment portfolio and, in the longer term, could impair the ability of issuers in which the Funds invest to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Borrowing
Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund was not leveraged at March 31, 2011.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited

52 | MARCH 31, 2011

to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance.

Exchange-Traded Funds
The Funds, particularly Janus Long/Short Fund, may invest in or short exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

ETFs in which Janus Long/Short Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, Janus Long/Short Fund will be subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF. Because Janus Long/Short Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk. For example, Janus Long/Short Fund may invest in emerging markets ETFs, and in turn, Janus Long/Short Fund will be subject to foreign exposure risks similar to Janus Long/Short Fund’s direct investment in emerging markets securities. Additionally, if the Fund invests in ETFs that are financially leveraged, such investments may be expected to exhibit more volatility in market price and NAV than an investment in shares of ETFs without a leveraged capital structure, which may ultimately negatively affect Janus Long/Short Fund’s returns. Further, investing in ETFs that invest in the commodities market may subject Janus Long/Short Fund to greater volatility than investments in traditional securities such as stocks or bonds. Commodities ETFs may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Similarly, short sales of ETF shares are speculative transactions and are subject to short sale risk. In addition, if Janus Long/Short Fund sells short shares in ETFs that are financially leveraged, such short sales may be expected to exhibit enhanced volatility in market price as compared to short sales of shares of similar ETFs without a leveraged capital structure, which may negatively affect Janus Long/Short Fund’s returns.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The

Janus Alternative Funds | 53

Notes to Financial Statements (unaudited) (continued)

Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of

54 | MARCH 31, 2011

securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales,

Janus Alternative Funds | 55

Notes to Financial Statements (unaudited) (continued)

including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects Janus Global Real Estate Fund’s “base” fee rate prior to any performance adjustment and Janus Long/Short Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Real Estate Fund	N/A	0.75
Janus Long/Short Fund	All Asset Levels	1.25

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index*

*	The benchmark index was the FTSE EPRA/NAREIT Developed Index prior to July 1, 2010.

Only the base fee rate applied until December 2008 for Janus Global Real Estate Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For Janus Global Real Estate Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional

56 | MARCH 31, 2011

compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2011, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$12,115

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least February 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if

Janus Alternative Funds | 57

Notes to Financial Statements (unaudited) (continued)

applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Real Estate Fund	1.25
Janus Long/Short Fund	1.75

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2011.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $285,682 was paid by the Trust during the period ended March 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$4,977
Janus Long/Short Fund	2,133

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended March 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no contingent deferred sales charges paid by redeeming shareholders of Class C Shares during the period ended March 31, 2011.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the period ended March 31, 2011 are indicated in the table below:

Fund	Redemption Fee

Janus Global Real Estate Fund	$10,838
Janus Long/Short Fund	15,382

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee

58 | MARCH 31, 2011

Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/11

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$22,511,867	$(21,958,000)	$6,747	$6,602,093

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 9/30/10	Purchases	Purchases	Redemptions	Redemption	at 3/31/11

Janus Global Real Estate Fund - Class C Shares	$500,000	$–	–	$–	–	$500,000
Janus Global Real Estate Fund - Class D Shares	10,000	–	–	–	–	10,000
Janus Global Real Estate Fund - Class S Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus Long/Short Fund - Class T Shares	11,000	–	–	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Real Estate Fund	$65,387,459	$9,303,231	$(1,771,400)	$7,531,831
Janus Long/Short Fund	72,742,403	11,004,611	(2,391,821)	8,612,790

Janus Alternative Funds | 59

Notes to Financial Statements (unaudited) (continued)

Information on the tax components of securities sold short as of March 31, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Long/Short Fund	$(54,313,809)	$(6,341,544)	$1,255,188	$(5,086,356)

Net capital loss carryovers as of September 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2010

			Accumulated
Fund	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Real Estate Fund	$–	$(959,700)	$(959,700)
Janus Long/Short Fund	(45,233,491)	(196,768,592)	(242,002,083)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2011 (unaudited),
the fiscal year ended September 30, 2010, the two-month
fiscal period ended September 30, 2009 and each fiscal year
ended July 31

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class A Shares
2011	1.50%	5.09%
2010	2.04%	4.47%
2009(1)	3.14%	5.61%
2009(2)	6.21%	4.00%
2008	6.64%(3)	3.38%(4)
2007	N/A	3.46%

Class C Shares
2011	2.18%	5.26%
2010	2.78%	4.37%
2009(1)	3.48%	6.36%
2009(2)	6.85%	4.85%
2008	7.37%(3)	4.18%(4)
2007	N/A	4.60%

Class D Shares
2011	1.47%	N/A
2010	1.83%(5)	N/A

Class I Shares
2011	1.43%	4.16%
2010	1.74%	3.70%
2009(1)	2.56%	5.31%
2009(2)	5.68%	3.75%
2008	6.21%(3)	3.12%(4)
2007	N/A	3.26%

60 | MARCH 31, 2011

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class R Shares
2011	N/A	4.88%
2010	N/A	4.28%
2009(1)	N/A	5.93%
2009(2)	N/A	4.72%(4)
2008	N/A	4.89%(4)
2007	N/A	7.95%

Class S Shares
2011	1.62%	4.60%
2010	2.19%	4.03%
2009(1)	2.96%	5.68%
2009(2)	6.34%	4.18%
2008	6.81%(3)	3.66%(4)
2007	N/A	4.42%

Class T Shares
2011	1.33%	4.72%
2010	2.22%	3.61%
2009(1)	2.54%	5.35%
2009(6)	6.78%	2.71%

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the fiscal year ended July 31, 2009 and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(5)	Period from February 16, 2010 (inception date) through September 30, 2010.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Alternative Funds | 61

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

For the six-month period ended March 31, 2011 (unaudited)	Janus Global Real
and the fiscal year ended September 30, 2010	Estate Fund		Janus Long/Short Fund
(all numbers in thousands)	2011	2010	2011	2010

Transactions in Fund Shares – Class A Shares:
Shares sold	663	592	334	320
Reinvested dividends and distributions	17	5	–	–
Shares repurchased	(435)	(144)	(811)	(4,096)
Net Increase/(Decrease) in Fund Shares	245	453	(477)	(3,776)
Shares Outstanding, Beginning of Period	682	229	2,208	5,984
Shares Outstanding, End of Period	927	682	1,731	2,208
Transactions in Fund Shares – Class C Shares:
Shares sold	249	87	184	254
Reinvested dividends and distributions	3	1	–	–
Shares repurchased	(7)	(12)	(1,051)	(3,963)
Net Increase/(Decrease) in Fund Shares	245	76	(867)	(3,709)
Shares Outstanding, Beginning of Period	138	62	3,800	7,509
Shares Outstanding, End of Period	383	138	2,933	3,800
Transactions in Fund Shares – Class D Shares:
Shares sold	1,115	1,338(1)	N/A	N/A
Reinvested dividends and distributions	35	–(1)	N/A	N/A
Shares repurchased	(531)	(93)(1)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	619	1,245(1)	N/A	N/A
Shares Outstanding, Beginning of Period	1,245	–	N/A	N/A
Shares Outstanding, End of Period	1,864	1,245	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	1,014	1,074	569	2,501
Reinvested dividends and distributions	60	34	–	–
Shares repurchased	(145)	(221)	(1,581)	(3,716)
Net Increase/(Decrease) in Fund Shares	929	887	(1,012)	(1,215)
Shares Outstanding, Beginning of Period	2,538	1,651	3,330	4,545
Shares Outstanding, End of Period	3,467	2,538	2,318	3,330
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	6	13
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	(2)	(6)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	4	7
Shares Outstanding, Beginning of Period	N/A	N/A	25	18
Shares Outstanding, End of Period	N/A	N/A	29	25
Transactions in Fund Shares – Class S Shares:
Shares sold	19	6	17	25
Reinvested dividends and distributions	1	1	–	–
Shares repurchased	(1)	(1)	(66)	(143)
Net Increase/(Decrease) in Fund Shares	19	6	(49)	(118)
Shares Outstanding, Beginning of Period	60	54	157	275
Shares Outstanding, End of Period	79	60	108	157
Transactions in Fund Shares – Class T Shares:
Shares sold	477	333	72	138
Reinvested dividends and distributions	11	–	–	–
Shares repurchased	(48)	(26)	(179)	(3)
Net Increase/(Decrease) in Fund Shares	440	307	(107)	135
Shares Outstanding, Beginning of Period	307	–	135	–
Shares Outstanding, End of Period	747	307	28	135

(1)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

62 | MARCH 31, 2011

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$33,386,221	$9,751,724	$–	$–
Janus Long/Short Fund	52,365,090	75,313,808	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

11.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses

Janus Alternative Funds | 63

Notes to Financial Statements (unaudited) (continued)

generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending September 30, 2012.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

64 | MARCH 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee, (“the Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

Janus Alternative Funds | 65

Additional Information (unaudited) (continued)

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of several Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

66 | MARCH 31, 2011

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Alternative Funds | 67

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for

68 | MARCH 31, 2011

Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses

Janus Alternative Funds | 69

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

70 | MARCH 31, 2011

Notes

Janus Alternative Funds | 71

Notes

72 | MARCH 31, 2011

Notes

Janus Alternative Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.
Funds distributed by Janus Distributors LLC (05/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0411-017	125-24-01400 05-11

2011 SEMIANNUAL REPORT

Janus Global & International Funds

Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. We are proud to share that we have been recognized by Lipper for top risk-adjusted performance across many of our funds. For the third year in a row, Janus earned Top Asset Class honors from Lipper with the Mixed-Asset Large Company award for the three-year period, which includes Janus Balanced Fund, Janus Growth Allocation Fund, Janus Moderate Allocation Fund and Janus Conservative Allocation Fund. Additionally, Top Individual Fund honors went to Janus Overseas Fund Class D Shares, Janus Global Real Estate Fund Class I Shares, Janus Conservative Allocation Fund Class D Shares, Janus Moderate Allocation Fund Class D Shares and Janus Growth Allocation Fund Class D Shares. We continue to be committed to our disciplined investment process and believe these awards demonstrate the strong results that Janus’ disciplined investment approach can generate for investors over time.

In the broader economic environment, the global recovery remains on track despite some challenging macro events. We are seeing healthy vital signs in many of the companies that we follow and U.S. equities continue to offer extremely compelling valuations, in our view. Although the overall bond market has become more susceptible to interest rate volatility, we continue to see attractive risk-reward opportunities in corporate credit.

NEW RISKS AND NEW OPPORTUNITIES

Geopolitical concerns and the natural disaster in Japan took center stage during the period, weighing on investor sentiment after a strong start to the year. Some other issues that arose – such as higher oil prices, sovereign debt risk in Europe and rising inflationary pressures – certainly raised risks. However, equity markets rebounded to finish the period higher, rising on improved economic data and confidence. We find this resilience in the face of bad news to be impressive and suggestive of pent-up demand for equities from investors who have fled the asset class in recent years.

While the disaster in Japan took a tragic human toll, the global impact is likely to be limited. Near-term, Japan’s economy will almost certainly weaken, and damage to some factories and infrastructure may lead to supply-chain disruptions. However, we expect these disruptions to be manageable and don’t think Japan’s slowdown will drag significantly on global growth. Rebuilding efforts are likely to stimulate Japan’s economy longer-term, creating opportunities for infrastructure-related companies.

Rising oil prices pose a potentially longer-term challenge. Even before the crisis in the Middle East, demand in 2010 grew at the fastest pace in history, leaving little spare capacity. Japan’s reconstruction will be very energy-intensive and may lead to additional demand for oil and natural gas. The flipside of these pressures is lower demand, which is likely to be substantial if crude prices continue to rise.

U.S. AND GLOBAL OUTLOOK

In the U.S., the economic climate continues to improve. The manufacturing sector continues to strengthen, unemployment is easing and we are seeing early indications of improving confidence at the corporate level, with management teams indicating interest in hiring. We are even seeing some hopeful signs of fiscal discipline in Washington. A bipartisan approach to tackling the debt seems to be emerging, and while there will certainly be politicians from both parties who seek political gain from this issue, we are encouraged that serious members of Congress recognize the need for change.

Non-U.S. markets continue to offer attractive opportunities, albeit with some caveats. Near-term, Europe faces a number of challenges, including the impact of austerity measures, inflationary pressures and monetary tightening. Long-term, we think austerity programs will strengthen euro-zone economies. We are monitoring how core Europe deals with these issues and their banking institutions’ debt exposure to peripheral regions such as Greece and Portugal.

In emerging markets, inflation pressures are a growing concern. Rising energy and food price inflation is a serious issue, especially in India. In addition, rising costs for labor, raw materials and capital are depressing corporate margins and could potentially slow economic growth. Countries such as China and Brazil have been raising

Janus Global & International Funds | 1

Continued

interest rates and tightening capital requirements to contain inflation. Nonetheless, these are real pressures and are among the reasons that emerging markets underperformed last year. We think central banks in these countries are behaving responsibly to contain inflation and promote long-term growth, but we could see a slowdown in the near-term.

EQUITIES: VALUATIONS REMAIN ATTRACTIVE

Equity valuations remain compelling, in our view, particularly for U.S.-based large cap companies. The valuation gap between large- and small-caps is at a 10-year high creating opportunities to invest in global growth businesses at historically discounted prices. Small cap multiples look high, in contrast, but we think many of these companies deserve premium valuations at this stage in the economic cycle. Margins for small-cap stocks are well below their peak of the late 1990s. For small companies with good growth profiles, there is plenty of room for margin expansion. More than anything, we think this reinforces the value of active management and deep fundamental research. Stock selection matters.

Naturally, we do see some trouble spots. Cost pressures are building and we worry that companies can’t or won’t pass through price increases. The U.S. housing market remains worrisome too; prices slipped in January for the sixth month in a row, and foreclosures continue to weigh on inventory. Despite these macro challenges, we remain confident in our security selection. Many of our top holdings trade at a discount to the market with the potential to generate faster growth; other holdings trade at a premium but justify their multiples with strong growth trajectories and opportunities for margin expansion. These characteristics create very compelling risk-reward profiles that we think will result in higher returns long-term.

FIXED INCOME: NAVIGATING CRITICAL CHALLENGES

Volatility was a central theme in the first quarter as investors grew increasingly concerned about building inflationary pressures in the global economy and the potential for changes in the monetary policy positions of central banks around the globe.

Looking beyond the headlines, two key inflation components – wages and housing – remain weak. With unemployment near 9%, we have not seen much evidence of wage inflation, a key component of sustainable inflation. The housing market, meanwhile, continues to struggle. These imbalances help to explain why the Federal Reserve has called recent inflationary pressures “transitory” and hasn’t signaled a change in rate policy (although we do expect the Fed’s quantitative easing program to wind down in June, potentially adding to rising rate pressures).

In light of these challenges, we think an active approach to fixed income – with a slightly more defensive posture – makes sense. Due to the fundamental changes in the fixed income market brought about by the financial crisis the overall bond market is much more susceptible to interest rate volatility. Thus, a passive allocation in fixed income comes with an outright bullish view on interest rates (i.e. that rates will decline), a position with which we fundamentally disagree. Corporate debt or credit remains the primary non-government alternative in the fixed-income markets, and we believe our focus on security selection in this segment represents the most effective way to generate excess returns, as well as to protect against rising rates.

Overall, we believe additional upside remains in fixed income and we are finding attractive opportunities across various sectors in the credit markets. We remain disciplined in our individual security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure.

LOOKING AHEAD

Staying active and maintaining a balanced portfolio is crucial. Uncertainty remains a prevalent theme in today’s market, highlighting the importance of in-depth research both to mitigate risk and to uncover opportunities offering the most attractive risk-adjusted returns. We can’t say that geopolitical risks won’t rise again or that the correlations won’t spike. However, tuning out the short-term noise and staying focused on company fundamentals, we believe,

2 | MARCH 31, 2011

Co-Chief Investment Officers’ Market Perspective (unaudited)

remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of March 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Only eligible investors may purchase Class D Shares and Class I Shares. See the prospectus for eligibility requirements.

For Asset Class Group Awards, fund groups with at least five equity, five bond, or three mixed-asset portfolios in the respective asset classes are eligible for a group award. The lowest average decile rank of the three years’ Consistent Return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period ending 12-31-2010. In cases of identical results the lower average percentile rank will determine the winner.

For Best Individual Funds the calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or ten year periods ending 12-31-2010 only and not for other time periods.

The Mixed-Asset Large Company asset class award was judged against 46 firms. Individual fund award winners were judged against the following number of funds: Janus Overseas Fund – 119 funds for the 3-year period, 81 funds for the 5-year period and 41 funds for the 10-year period; Janus Conservative Allocation Fund, Janus Moderate Allocation Fund and Janus Growth Allocation Fund – 301, 390 and 409 funds respectively for the 5-year period; Janus Global Real Estate Fund – 70 funds for the 3-year period.

Price/Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. This ratio represents equity securities within the portfolio, and is not intended to demonstrate the growth of the portfolio, income earned by the portfolio, or distributions made by the portfolio.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Janus Global & International Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues is derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012 (until at least January 31, 2012 for Janus Global Select Fund). Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

4 | MARCH 31, 2011

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Global & International Funds | 5

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We believe company fundamentals and managements’ ability to create value drive share prices over the long-term in emerging markets. We seek to take advantage of opportunities created when investors primarily focus on near-term sentiment and macroeconomic risk factors while ignoring fundamental company research. We buy companies trading well below our conservative estimate of their long-term value and favor quality companies with what we believe are sustainable competitive advantages and high or improving returns on capital.
Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager

Performance Overview

Janus Emerging Markets Fund’s Class I Shares returned 1.00% from its inception date on December 28, 2010, through the period ended March 31, 2011. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 4.36%.

Market Overview

The MSCI Emerging Markets Index managed a moderate gain during the period despite unrest in the Middle East and North Africa as well as the tragic earthquake and tsunami in Japan that raised investors’ risk aversion.

As a result of significant geopolitical risks and the likelihood that uncertainty persists, we are less positive on North Africa. Countries that have high levels of debt (greater than 50% of GDP) are likely to struggle. The longer the economic drag, the more the burdens accumulate in countries like Egypt; whereas, countries with stronger liquidity, such as Saudi Arabia and Bahrain, will likely strengthen their already sturdy balance sheets. Our focus has been on finding the highest-quality companies with value creation opportunities in Saudi Arabia, the United Arab Emirates, Qatar and Bahrain; and, buying them cheaply due to the uncertainty. We reduced the number of names within the region to emphasize our highest conviction ideas.

Our overweight in the Middle East was a detractor during the period. Individual names impacted included Sorouh Real Estate (swap), a developer in Abu Dhabi and, tangentially, Turkcell Iletisim Hizmet, a mobile service provider in Turkey. We purchased Sorouh due to its strong liquidity profile and low valuation, which fell even lower during the height of the region’s crisis. We added to our position near its lows and the stock subsequently rebounded somewhat, although it was still a detractor during the period. Turkcell was partially impacted by declines in the Turkish stock market, which moved in sympathy with the region. The country also has high levels of crude oil imports at a time of spiking prices.

Russia was one of the few countries that benefited from the region’s unrest due to its high energy exports. We meaningfully trimmed our Russian oil exposure as prices in our holdings met our price targets, and we re-invested in other areas. In Asia, markets were significantly impacted by the earthquake and tsunami in Japan. We are continuing to assess the economic fallout with a focus on determining the negative impacts in consumption versus the positive benefits from rebuilding.

Meanwhile, India was negatively impacted by high oil prices, Middle East turmoil and food inflation. Our overweight in India also weighed on relative performance. As bottom-up investors, we continue to have high conviction in the long-term outlooks in the companies in which we invest. Macroeconomic events serve as unfortunate or fortunate residuals of our investment process. Obviously, having overweights in troubled regions hurt us this period.

Performance Overview

On a country basis, our holdings and underweight in South Korea were the largest relative detractors followed by our holdings in China and non-index exposure in Saudi Arabia. Contributors included our holdings and overweight in Russia and our underweight in Taiwan. Among sectors, our holdings in consumer discretionary were the largest relative detractors followed by our holdings in financials and telecommunications. Contributors included our energy and utility holdings.

Individually, CNinsure weighed the most on relative performance. We believe the largest insurance company in China should continue to grow in the highly fragmented Chinese market. We also like that it has generated high earnings on high margins and that its fundamentals remain strong.

6 | MARCH 31, 2011

(unaudited)

Another Chinese holding, Chaoda Modern Agriculture Holdings, also detracted from performance. We like China’s largest vegetable farm for its continued growth opportunities addressing rising produce consumption in China.

Top individual contributors included two Russian energy companies, AK Transneft (swap) and Gazprom. Transneft is the owner of the largest oil pipelines in Russia and continues to remain attractively valued in our view despite a strong rally in its prices during the period. Gazprom has the world’s largest gas reserves and benefits as the lowest cost provider to China, which we think will need significant imports to offset lack of domestic reserves. We also feel Europe will continue to need Russian natural gas.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions contributed to relative performance. Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

In times of turmoil like we saw during the period, risk factors rise but so do opportunities in buying high-quality companies at attractive prices. We continue to favor companies that have enough value drivers that they are not dependent on economic cycles to prosper. We also think emerging market valuations remain attractive, particularly considering these countries generally have stronger balance sheets, less fiscal problems and more promising growth prospects than developed markets.

Thank you for your investment in Janus Emerging Markets Fund.

Janus Global & International Funds | 7

Janus Emerging Markets Fund (unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Gazprom OAO (ADR)	0.60%
MPX Energia S.A.	0.51%
Atlas Iron, Ltd.	0.32%
Rosneft Oil Co. (GDR)	0.31%
KHD Humboldt Wedag International A.G.	0.28%

5 Bottom Performers – Holdings

Contribution

CNinsure, Inc. (ADR)	–0.33%
Chaoda Modern Agriculture Holdings, Ltd.	–0.22%
MRV Engenharia e Participacoes S.A.	–0.20%
Eastern Platinum, Ltd.	–0.17%
Turkcell Iletisim Hizmet A/S (ADR)	–0.17%

5 Top Performers – Sectors*

			MSCI
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	2.59%	15.43%	15.03%
Materials	0.90%	14.78%	15.04%
Financials	0.70%	26.64%	24.60%
Utilities	0.63%	3.61%	3.42%
Information Technology	0.08%	6.12%	13.10%

5 Bottom Performers – Sectors*

			MSCI
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Staples	–0.31%	4.97%	6.44%
Telecommunication Services	–0.17%	5.74%	7.42%
Health Care	0.02%	1.36%	0.91%
Other**	0.05%	5.65%	0.00%
Industrials	0.07%	5.82%	7.20%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF) Emerging Market – Equity	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.8%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.1%
Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	2.0%
Banco Do Brasil S.A. (ADR) Commercial Banks	2.0%

13.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 42.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

Janus Global & International Funds | 9

Janus Emerging Markets Fund (unaudited)

Performance

		Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011		per the December 28, 2010 prospectuses
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	1.00%	1.92%	1.50%
MOP	–4.81%

Janus Emerging Markets Fund – Class C Shares
NAV	1.00%	2.69%	2.25%
CDSC	–0.01%

Janus Emerging Markets Fund – Class D Shares(1)	1.00%	1.71%	1.40%

Janus Emerging Markets Fund – Class I Shares	1.00%	1.58%	1.25%

Janus Emerging Markets Fund – Class S Shares	1.00%	2.06%	1.75%

Janus Emerging Markets Fund – Class T Shares	1.00%	1.81%	1.50%

Morgan Stanley Capital International Emerging Markets IndexSM	4.36%

Lipper Quartile – Class I Shares	–

Lipper Ranking – based on total returns for Emerging Markets Funds	–

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

10 | MARCH 31, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the Fund share class expects to incur during its initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Emerging Markets Fund held approximately 15.9% of its total investments in Brazilian securities as of March 31, 2011 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

A fund’s performance for very short time periods may not be indicative of future performance.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Global & International Funds | 11

Janus Emerging Markets Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,010.00	$3.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,010.00	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,011.00	$3.44

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,010.00	$3.44

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,010.00	$3.47

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/28/10)	(3/31/11)	(12/28/10 - 3/31/11)†

Actual	$1,000.00	$1,010.00	$3.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79

†	Actual expenses paid reflect only the inception period (December 28, 2010 to March 31, 2011). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.35% for Class A Shares, 1.36% for Class C Shares, 1.33% for Class D Shares, 1.33% for Class I Shares, 1.34% for Class S Shares and 1.35% for Class T Shares multiplied by the average account value over the period, multiplied by 94/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | MARCH 31, 2011

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 69.3%
Agricultural Operations – 1.0%
230,000	Chaoda Modern Agriculture Holdings, Ltd.	$142,820
Automotive – Cars and Light Trucks – 0.9%
720	Hyundai Motor Co.	133,273
Brewery – 0.4%
26,200	East African Breweries, Ltd.	57,342
Building – Residential and Commercial – 1.6%
30,600	MRV Engenharia e Participacoes S.A.	244,890
Casino Hotels – 0.6%
3,670	Kangwon Land, Inc.	85,166
Cellular Telecommunications – 3.5%
3,930	America Movil S.A.B. de C.V. – Series L (ADR)**	228,333
8,707	MTN Group, Ltd.	176,035
8,215	Turkcell Iletisim Hizmet A/S (ADR)	123,471
		527,839
Coal – 1.4%
46,000	China Shenhua Energy Co., Ltd.	216,744
Commercial Banks – 7.9%
18,287	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	219,444
16,558	Banco Do Brasil S.A. (ADR)	304,005
11,000	Banco Santander Brasil (ADR)	134,860
344	Credicorp, Ltd.**	36,096
4,616	Erste Group Bank A.G.	232,887
25,727	First Gulf Bank PJSC	112,085
353	Sberbank of Russia	147,558
		1,186,935
Diversified Financial Services – 0.9%
3,030	Shinhan Financial Group Co., Ltd.	137,727
Diversified Minerals – 1.6%
1,705	Anglo American PLC	88,784
4,332	Cia Vale do Rio Doce (ADR)**	144,472
		233,256
Diversified Operations – 1.4%
12,774	KHD Humboldt Wedag International A.G.*	132,135
1,837	Orascom Development Holding A.G.*	85,628
		217,763
Electric – Distribution – 0.7%
14,200	Equatorial Energia S.A.	110,596
Electric – Generation – 1.2%
7,500	MPX Energia S.A.*	183,605
Electric – Integrated – 1.6%
9,663	Centrais Eletricas Brasileiras S.A. (ADR)	149,873
5,900	Pampa Energia S.A. (ADR)	83,603
		233,476
Electronic Components – Semiconductors – 2.0%
362	Samsung Electronics Co., Ltd.	307,636
Food – Meat Products – 0.6%
25,000	JBS S.A.	89,773
Food – Miscellaneous/Diversified – 1.5%
28,000	China Yurun Food Group, Ltd.	93,954
454,000	Pacific Andes Resources Development, Ltd.	126,091
		220,045
Food – Wholesale/Distribution – 0.9%
58,000	Olam International, Ltd.	128,868
Industrial Automation and Robotics – 1.0%
1,000	Fanuc, Ltd.	151,395
Insurance Brokers – 0.9%
10,136	CNinsure, Inc. (ADR)	131,363
Life and Health Insurance – 2.9%
89,200	AIA Group, Ltd.*	274,654
28,609	Discovery Holdings, Ltd.	161,405
		436,059
Metal – Aluminum – 0.7%
9,491	Aluminium Bahrain BSC (ADR)	104,401
Metal – Copper – 1.4%
11,774	Equinox Minerals, Ltd.*	69,731
1,053	First Quantum Minerals, Ltd.	136,264
		205,995
Metal – Diversified – 2.1%
6,166	Ivanhoe Mines, Ltd. (U.S. Shares)*,**	169,318
1,992	Rio Tinto PLC**	139,917
		309,235
Metal – Iron – 1.2%
26,734	Atlas Iron, Ltd.*	103,118
1,129	Kumba Iron Ore, Ltd.	79,891
		183,009
Oil and Gas Drilling – 1.4%
28,276	Karoon Gas Australia, Ltd.*	209,361
Oil Companies – Exploration and Production – 6.2%
13,222	Cairn Energy PLC*	98,003
951	CNOOC, Ltd. (ADR)	240,641
8,295	Gazprom OAO (ADR)	268,260
66	HRT Participacoes em Petroleo S.A.*	68,795
1,524	Niko Resources, Ltd.	146,236
9,200	OGX Petroleo e Gas Participacoes S.A. (ADR)*	113,160
		935,095
Oil Companies – Integrated – 2.6%
987	Lukoil (ADR)	70,719
7,964	Petroleo Brasileiro S.A. (ADR)**	321,984
		392,703
Oil Refining and Marketing – 1.7%
3,103	Grupa Lotos S.A.*	48,272
4,426	Reliance Industries, Ltd. (GDR)	209,881
		258,153
Platinum – 1.6%
954	Anglo Platinum, Ltd.	98,437
51,300	Eastern Platinum, Ltd.*	68,809
2,456	Impala Platinum Holdings, Ltd. (ADR)	70,610
		237,856
Real Estate Operating/Development – 5.3%
4,100	Cyrela Brazil Realty S.A.	38,892
185,336	Emaar Properties PJSC	163,005
34,000	Hang Lung Properties, Ltd.	148,837
597,000	Powerlong Real Estate Holdings, Ltd.	193,415
228,000	Shun Tak Holdings, Ltd.	125,457
353,735	Sorouh Real Estate, Co.*	127,142
		796,748

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Retail – Apparel and Shoe – 1.6%
95,000	Anta Sports Products, Ltd.	$147,538
40,500	Ports Design, Ltd.	93,410
		240,948
Retail – Major Department Stores – 0.5%
38,900	Parkson Holdings BHD	73,251
Rubber/Plastic Products – 0.8%
57,660	Jain Irrigation Systems, Ltd.	115,551
Semiconductor Components/Integrated Circuits – 2.8%
34,617	Taiwan Semiconductor Manufacturing Co., Ltd.**	421,635
Steel – Producers – 3.6%
2,840	ArcelorMittal	102,719
17,063	Mechel (ADR)	186,158
532	POSCO**	244,971
		533,848
Telecommunication Services – 1.3%
13,362	VimpelCom, Ltd. (ADR)	188,671

Total Common Stock (cost $10,217,155)		10,383,031

Exchange – Traded Funds – 6.0%
Emerging Market – Equity – 6.0%
135,600	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)*	658,972
4,996	Vanguard Emerging Markets (ETF)	244,404

Total Exchange – Traded Funds (cost $880,844)		903,376

Preferred Stock – 1.3%
Electric Products – Miscellaneous – 1.3%
5,280	LG Electronics, Inc., 0.7000% (cost $204,585)	186,800

Money Market – 3.4%
514,463	Janus Cash Liquidity Fund LLC, 0% (cost $514,463)	514,463

Total Investments (total cost $11,817,047) – 80.0%		11,987,670

Cash, Receivables and Other Assets, net of Liabilities**– 20.0%		3,001,748

Net Assets – 100%		$14,989,418

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Argentina	$83,603	0.7%
Australia	312,479	2.6%
Austria	232,887	2.0%
Bahrain	104,401	0.9%
Bermuda	538,222	4.5%
Brazil	1,904,905	15.9%
Canada	590,358	4.9%
Cayman Islands	615,136	5.1%
China	216,744	1.8%
Germany	132,135	1.1%
Hong Kong	1,448,561	12.1%
India	325,432	2.7%
Japan	151,395	1.3%
Kenya	57,342	0.5%
Luxembourg	102,719	0.9%
Malaysia	73,251	0.6%
Mexico	228,333	1.9%
Poland	48,272	0.4%
Russia	672,695	5.6%
Singapore	128,868	1.1%
South Africa	586,378	4.9%
South Korea	1,095,573	9.1%
Spain	219,444	1.8%
Switzerland	85,628	0.7%
Taiwan	421,635	3.5%
Turkey	123,471	1.0%
United Arab Emirates	402,232	3.4%
United Kingdom	326,704	2.7%
United States††	758,867	6.3%

Total	$11,987,670	100.0%

††	Includes Cash Equivalents (2.0% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

America Movil S.A.B. de C.V. expires August 2011 20 contracts exercise price $60.00	$(4,445)
Cia Vale do Rio Doce (ADR) expires May 2011 21 contracts exercise price $35.00	(1,260)
Credicorp, Ltd. expires May 2011 2 contracts exercise price $115.00	(146)
Ivanhoe Mines, Ltd. expires May 2011 30 contracts exercise price $30.00	(2,365)
Petroleo Brasileiro S.A. expires May 2011 33 contracts exercise price $43.00	(1,738)

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Value

Schedule of Written Options – Calls – (continued)
POSCO (ADR) expires May 2011 3 contracts exercise price $110.00	$(2,248)
Rio Tinto PLC (ADR) expires May 2011 5 contracts exercise price $75.00	(823)

Total Written Options – Calls (premiums received $11,857 )	$(13,025)

Schedule of Written Options – Puts
Ctrip Com International, Ltd. expires May 2011 30 contracts exercise price $35.00	$(1,514)
Li & Fung, Ltd. expires June 2011 8 contracts exercise price 38.00 HKD	(2,550)

Total Written Options – Puts (premiums received $9,543 )	$(4,064)

Total Return Swaps outstanding as of March 31, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley	$57,175	AK Transneft OAO	FED Funds Effective plus 100 basis points	1/3/13	$6,661
Morgan Stanley	34,280	Samba Financial Group	FED Funds Effective plus 100 basis points	12/31/12	9,332
Morgan Stanley	34,721	Saudi Basic Industries Corp.	FED Funds Effective plus 100 basis points	12/31/12	8,834
Morgan Stanley	27,036	Saudi Telecom Co.	FED Funds Effective plus 100 basis points	12/31/12	2,134
Morgan Stanley	29,824	Yamamah Saudi Cement Co., Ltd.	FED Funds Effective plus 100 basis points	12/31/12	9,915
UBS A.G.	51,465	Adani Enterprises, Ltd.	LIBOR plus 100 basis points	1/25/12	18,603
UBS A.G.	16,694	Baoshan Iron & Steel Co., Ltd.	1-Month LIBOR plus 50 basis points	1/18/12	2,279
UBS A.G.	38,051	China Merchants Bank Co., Ltd.	1-Month LIBOR plus 100 basis points	1/18/12	7,029
UBS A.G.	82,718	China Vanke Co., Ltd.	1-Month LIBOR plus 100 basis points	1/18/12	11,805
UBS A.G.	50,699	Educomp Solutions, Ltd.	1-Month LIBOR plus 100 basis points	1/25/12	(12,653)
UBS A.G.	20,962	Glenmark Pharmaceuticals, Ltd.	1-Month LIBOR plus 100 basis points	1/25/12	(1,368)
UBS A.G.	25,513	Indiabulls Real Estate, Ltd.	1-Month LIBOR plus 100 basis points	1/25/12	19,774
UBS A.G.	28,358	Pipavav Shipyard, Ltd.	1-Month LIBOR plus 100 basis points	1/25/12	(2,044)
UBS A.G.	25,544	Redington India, Ltd.	1-Month LIBOR plus 100 basis points	1/25/12	2,685
UBS A.G.	27,397	Spice Mobility, Ltd.	1-Month LIBOR plus 70 basis points	2/8/12	3,764

Total					$86,750

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 15

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health-care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares returned 12.54% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the S&P 500 Index, returned 17.31%, and its secondary benchmark, the Morgan Stanley Capital International World Health Care Index, returned 8.17% during the period.

Sector Overview

Health-care stocks continued to lag the broader market during the period, as the initial stages of health-care reform in the U.S. and austerity measures in Europe remained headwinds for the sector. The European austerity measures resulted in higher than normal drug price cuts in several major European countries, while the U.S. saw increased rebates and new industry taxes applied for the first time. We think the group is approaching the bottom, based on low valuation multiples, high dividend yields, and significant free cash flows. The addition of an estimated 30 million uninsured Americans to insurance membership rolls in 2014 (as a result of the health-care reform legislation) could be a long-term catalyst for the group.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe. Our focus remains on companies that are addressing high unmet medical needs and those that we believe will benefit from making the health-care system more efficient. We also believe that management teams that make better capital allocation decisions will be rewarded.

During the period, we added to our positions in generic drug makers and pharmaceutical benefit management companies, all of which we believe are well positioned to benefit from the upcoming patent expiration wave. We also added Humana, a leading health insurance provider for the elderly, as we believed the long term growth expectations for the industry had become too pessimistic following health care reform enactment.

Fund Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Detractors from Performance

Among our key detractors, Savient Pharmaceuticals declined after it put itself up for sale but didn’t receive the price it wanted. We were disappointed that the management team was not successful in its attempt to sell the company and sold our position. We still believe in the potential for Krystexxa for the treatment of refractory gout, but believe the sales potential will not be as great for Savient as a standalone company.

Amylin Pharmaceuticals suffered from what we believe is a tougher regulatory environment. The U.S. Food and Drug Administration required more cardiac safety data for Amylin’s diabetes drug Bydureon, causing a significant delay. Amylin was also impacted by an unfavorable efficacy result from a head-to-head study of Bydureon versus a competitive agent. Despite these setbacks, we still believe Bydureon has significant commercial potential due to the large market size and its more convenient formulation (once per week vs. daily injections).

16 | MARCH 31, 2011

(unaudited)

Acorda Therapeutics, meanwhile, fell victim to another trend we’ve seen: managed care companies getting more aggressive by limiting reimbursement for new drugs with lower perceived value. Our checks with physicians found that due to the drug’s higher cost, insurance companies were stiffening requirements for the use of Acorda’s Ampyra, the first treatment to improve walking ability in patients with multiple sclerosis. Based on this tougher operating environment, we decided to exit the position.

Contributors to Performance

Valeant Pharmaceuticals was our largest individual contributor. CEO Mike Pearson has done an impressive job of acquiring pharmaceutical and branded generics businesses and rapidly integrating and restructuring them to improve profitability. We like the company’s diversified business lines, advantageous tax rate and exposure to rapidly growing emerging markets in Latin America and Eastern Europe. We believe management should continue to find value accretive acquisition targets.

Long-term holding Alexion Pharmaceuticals also aided returns, driven by the strong performance of its lead drug Soliris. In addition to the current indication for PNH (a rare blood disorder in which the immune system attacks the red blood cells), Soliris recently demonstrated outstanding efficacy for a rare but severe kidney disorder called aHUS. We think this indication (which often leads to death or kidney failure if left untreated) could significantly expand the market for Soliris.

Finally, shares of Achillion Pharmaceuticals received a boost after demonstrating strong clinical data for its lead clinical compound, a protease inhibitor for the treatment of hepatitis C infection. We believe the hepatitis C market is poised for rapid growth due to advances in cure rates, and Achillion has one of the more interesting unpartnered compounds.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Looking Ahead

We continue to view valuations as attractive throughout the health-care sector. After underperforming for seven of the last eight years, health-care stocks are trading at historically wide discounts to the rest of the market. In a world with low interest rates, pharmaceutical dividend yields are near 15-year highs.

While we recognize the near-term challenges for the sector, we continue to find a range of attractive opportunities. We believe the long-term drivers of health-care spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. We continue to favor companies addressing high unmet medical needs, helping to control rising health-care costs, or allocating capital more efficiently.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 17

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Valeant Pharmaceuticals International, Inc.	1.65%
Alexion Pharmaceuticals, Inc.	1.44%
Achillion Pharmaceuticals, Inc.	0.76%
Vertex Pharmaceuticals, Inc.	0.74%
St. Jude Medical, Inc.	0.67%

5 Bottom Performers – Holdings

Contribution

Savient Pharmaceuticals, Inc.	–0.71%
Amylin Pharmaceuticals, Inc.	–0.68%
Acorda Therapeutics, Inc.	–0.29%
Dendreon Corp.	–0.21%
Merck & Co., Inc.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	13.28%	96.05%	11.06%
Consumer Staples	0.35%	3.78%	10.62%
Consumer Discretionary	0.00%	0.00%	10.57%
Energy	0.00%	0.00%	12.07%
Financials	0.00%	0.00%	15.86%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–0.01%	0.17%	3.64%
Utilities	0.00%	0.00%	3.34%
Telecommunication Services	0.00%	0.00%	3.03%
Information Technology	0.00%	0.00%	18.85%
Industrials	0.00%	0.00%	10.96%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

18 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Celgene Corp. Medical – Biomedical and Genetic	3.8%
GlaxoSmithKline PLC (ADR) Medical – Drugs	3.2%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.2%
Alexion Pharmaceuticals, Inc. Medical – Biomedical and Genetic	3.1%
Roche Holding A.G. Medical – Drugs	2.6%

15.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Global & International Funds | 19

Janus Global Life Sciences Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	12.49%	11.14%	3.38%	4.57%	7.66%	1.11%
MOP	6.03%	4.74%	2.16%	3.96%	7.14%

Janus Global Life Sciences Fund – Class C Shares
NAV	12.07%	10.27%	2.61%	3.83%	6.87%	1.88%
CDSC	10.96%	9.17%	2.61%	3.83%	6.87%

Janus Global Life Sciences Fund – Class D Shares(1)	12.55%	11.25%	3.50%	4.72%	7.81%	1.00%

Janus Global Life Sciences Fund – Class I Shares	12.62%	11.31%	3.47%	4.71%	7.80%	0.92%

Janus Global Life Sciences Fund – Class S Shares	12.35%	10.89%	3.19%	4.41%	7.50%	1.33%

Janus Global Life Sciences Fund – Class T Shares	12.54%	11.13%	3.47%	4.71%	7.80%	1.08%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	2.42%

Morgan Stanley Capital International World Health Care Index	8.17%	5.53%	2.18%	2.72%	2.05%

Lipper Quartile – Class T Shares	–	1st	2nd	2nd	2nd

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	–	5/37	10/26	10/21	3/8

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

20 | MARCH 31, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Janus Global & International Funds | 21

Janus Global Life Sciences Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

22 | MARCH 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,124.90	$5.99

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,120.70	$9.83

Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,125.50	$4.98

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,126.20	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,123.50	$6.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,125.40	$5.56

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

†	Expenses are equal to the annualized expense ratio of 1.13% for Class A Shares, 1.86% for Class C Shares, 0.94% for Class D Shares, 0.92% for Class I Shares, 1.30% for Class S Shares and 1.05% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Janus Global & International Funds | 23

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 98.7%
Chemicals – Diversified – 1.7%
77,828	Bayer A.G.**	$6,025,792
76,759	K+S A.G.**	5,794,015
		11,819,807
Diagnostic Equipment – 1.5%
155,820	Gen-Probe, Inc.*	10,338,657
Diagnostic Kits – 0.4%
260,584	Quidel Corp.*	3,116,585
Dialysis Centers – 1.8%
151,210	DaVita, Inc.*	12,929,967
Heart Monitors – 1.3%
109,535	HeartWare International, Inc.*	9,368,529
Instruments – Scientific – 1.6%
203,592	Thermo Fisher Scientific, Inc.*	11,309,536
Medical – Biomedical and Genetic – 23.5%
251,101	Affymax, Inc.*	1,473,963
222,552	Alexion Pharmaceuticals, Inc.*	21,961,431
156,860	AMAG Pharmaceuticals, Inc.*	2,619,562
616,905	Amylin Pharmaceuticals, Inc.*	7,014,210
464,483	Celgene Corp.*	26,721,707
127,492	Dendreon Corp.*	4,772,026
369,750	Exelixis, Inc.*	4,178,175
1,271,821	Fibrogen, Inc. – Private Placement*,°° ,§	5,786,786
521,512	Gilead Sciences, Inc.*,**	22,132,969
346,625	Human Genome Sciences, Inc.*	9,514,856
886,372	Incyte Corp., Ltd.*	14,048,996
218,015	Life Technologies Corp.*	11,428,346
273,483	Myriad Genetics, Inc.*	5,510,682
168,075	Seattle Genetics, Inc.*	2,616,928
183,691	United Therapeutics Corp.*	12,310,971
260,765	Vertex Pharmaceuticals, Inc.*	12,498,467
		164,590,075
Medical – Drugs – 32.1%
283,427	Abbott Laboratories	13,902,094
1,025,980	Achillion Pharmaceuticals, Inc.*	7,335,757
147,270	Allergan, Inc.	10,459,115
310,753	Auxilium Pharmaceuticals, Inc.*	6,671,867
518,543	Bristol-Myers Squibb Co.	13,705,091
250,625	Endo Pharmaceuticals Holdings, Inc.*	9,563,850
473,709	Forest Laboratories, Inc.*	15,300,801
578,052	GlaxoSmithKline PLC (ADR)	22,202,977
652,318	Ironwood Pharmaceuticals, Inc.*	9,132,452
463,200	Mitsubishi Tanabe Pharma Corp.**	7,519,480
271,902	Novartis A.G.**	14,752,949
843,839	Pfizer, Inc.	17,138,370
84,925	Pharmasset, Inc.*	6,684,447
127,487	Roche Holding A.G.**	18,216,396
318,960	Salix Pharmaceuticals, Ltd.*	11,173,169
128,986	Sanofi-Aventis S.A.**	9,042,655
402,700	Shionogi & Co., Ltd.**	6,871,468
117,166	Shire PLC (ADR)	10,205,159
306,049	Valeant Pharmaceuticals International, Inc.	15,244,301
		225,122,398
Medical – Generic Drugs – 4.7%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
719,765	Mylan, Inc.*	16,317,072
120,983	Pharmstandard (GDR) (144A)*,**	3,381,475
218,036	Teva Pharmaceutical S.P. (ADR)	10,938,866
		33,146,668
Medical – HMO – 4.7%
251,495	Humana, Inc.*	17,589,561
347,546	UnitedHealth Group, Inc.	15,709,079
		33,298,640
Medical – Wholesale Drug Distributors – 1.2%
205,610	AmerisourceBergen Corp.	8,133,932
Medical Information Systems – 1.2%
191,911	athenahealth, Inc.*	8,660,943
Medical Instruments – 3.0%
336,965	Conceptus, Inc.*	4,869,144
659,604	Lifesync Holdings, Inc.°° ,£	758,545
297,255	St. Jude Medical, Inc.	15,237,291
		20,864,980
Medical Products – 8.1%
121,073	Baxter International, Inc.	6,510,095
245,995	Carefusion Corp.*	6,937,059
276,302	Covidien PLC (U.S. Shares)**	14,351,126
113,300	Henry Schein, Inc.*	7,950,261
173,837	Stryker Corp.	10,569,289
150,520	Varian Medical Systems, Inc.*	10,181,173
		56,499,003
Pharmacy Services – 6.4%
62,590	Catalyst Health Solutions, Inc.*	3,500,659
275,260	Express Scripts, Inc. – Class A*	15,307,208
294,184	Medco Health Solutions, Inc.*	16,521,373
316,225	Omnicare, Inc.	9,483,588
		44,812,828
Physical Practice Management – 0.8%
87,753	Mednax, Inc.*	5,845,227
Research & Development – 1.0%
499,854	Aveo Pharmaceuticals, Inc.*	6,693,045
Retail – Drug Store – 1.0%
167,030	Walgreen Co.	6,704,584
Soap and Cleaning Preparations – 0.9%
118,541	Reckitt Benckiser Group PLC	6,088,289
Therapeutics – 1.8%
343,590	BioMarin Pharmaceutical, Inc.*	8,634,417
111,668	Onyx Pharmaceuticals, Inc.*	3,928,480
		12,562,897

Total Common Stock (cost $543,552,429)		691,906,590

Preferred Stock – 0.9%
Medical – Biomedical and Genetic – 0.2%
5,192,551	Mediquest Therapeutics – Private Placement (Series A-1), 0% °° ,§	1,557,765
Medical Instruments – 0%
116,843	GMP Co., 0% °° ,£	134,369
Therapeutics – 0.7%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement, 0% °° ,§	4,846,045

Total Preferred Stock (cost $8,149,125)		6,538,179

See Notes to Schedules of Investments and Financial Statements.

24 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Warrants – 0%
Medical – Generic Drugs – 0%
3,345,673	Mediquest Therapeutics – expires 6/15/11*,°° ,§	$3
803,980	Mediquest Therapeutics – expires 6/15/12*,°° ,§	1
		4

Total Warrants (cost $94,066)		4

Money Market – 0.5%
3,591,000	Janus Cash Liquidity Fund LLC, 0% (cost $3,591,000)	3,591,000

Total Investments (total cost $555,386,620) – 100.1%		702,035,773

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(888,851)

Net Assets – 100%		$701,146,922

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$15,244,301	2.2%
France	9,042,655	1.3%
Germany	11,819,807	1.7%
Ireland	14,351,126	2.0%
Israel	10,938,866	1.6%
Japan	14,390,948	2.0%
Jersey	10,205,159	1.5%
Russia	3,381,475	0.5%
Switzerland	32,969,345	4.7%
United Kingdom	28,291,266	4.0%
United States††	551,400,825	78.5%

Total	$702,035,773	100.0%

††	Includes Cash Equivalents (78.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 5/6/11	2,210,000	$3,129,505	$(73,870)
Japanese Yen 5/6/11	356,000,000	4,281,774	68,549
Swiss Franc 5/6/11	10,150,000	11,056,923	(115,061)

		18,468,202	(120,382)

HSBC Securities (USA), Inc.:
Euro 5/12/11	2,068,000	2,928,038	(1,993)
Japanese Yen 5/12/11	392,700,000	4,723,387	115,306
Russian Rouble 5/12/11	49,600,000	1,739,598	5,652
Swiss Franc 5/12/11	5,100,000	5,555,996	80,297

		14,947,019	199,262

JPMorgan Chase & Co.:
Euro 4/28/11	1,550,000	2,195,272	(86,466)
Japanese Yen 4/28/11	352,000,000	4,233,437	(4,646)

		6,428,709	(91,112)

RBC Capital Markets Corp.: Euro 4/7/11	950,000	1,346,061	(55,092)

Total		$41,189,991	$(67,324)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 25

Janus Global Research Fund (unaudited)

Fund Snapshot
We strive to deliver the best investment results in the business, built on the foundation of superior research. The Fund leverages our strong research team and differentiated investment process. It is a best ideas Fund, driven by the analysts, capturing the value of Janus’ research while managing risk.
Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

Janus Global Research Fund’s Class T Shares returned 12.70% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the MSCI World Growth Index, returned 14.17%, and its secondary benchmark, the MSCI All Country World Index, returned 13.54% during the period.

Economic Overview

While we retain our faith in the value of long term thinking, the latter half of the period underscored the folly of short-term predictions. Anybody who claims to have considered oil spiking on Middle East unrest, a nuclear power scare in Japan and additional sovereign issues in Europe is lying, deluded or (worse) applying for a job as an investment strategist.

We don’t see these crises as derailing the global economic recovery or our ability to find attractive stocks. Of the three issues, the Middle East is the biggest in terms of economic and investment implications. If it leads to a sustained oil supply shock, it will pressure the recovery. We don’t see that scenario, however. Whoever rules will want to sell oil. Our energy team remains bullish on oil and on natural gas longer term. Higher oil and related commodities, including food prices, mean cost pressure. A company’s ability to preserve margins and maintain pricing power are key criteria for our consumer and industrial teams, for example.

The disaster in Japan, a horrific human tragedy, does not meaningfully change our global view. The stricken area is lightly industrialized. Power rationing and supply chain disruptions are problematic short term, but not enough to deflate stocks long term in our opinion. Portugal reminded us that the sovereign risk in Southern Europe never went away. The country declared it does not need a bailout – just as Ireland claimed right before its bailout last year. Portugal, Greece and Ireland are small economies but their problems hurt sentiment. Nevertheless, we don’t see significant long term impacts on most stocks.

It is sentiment that can temporarily undermine the success of fundamental investing. So far, we think markets are doing a nice job of looking through these crises. The U.S. has held up relatively well, compared to the volatility of prior years. Emerging markets, most susceptible to the corrosive power of inflation, have traded off and valuations seem more reasonable.

Together, our teams are finding investment opportunities. Health care and industrials face the toughest short-term challenges, perhaps, while conditions are improving for financials and in technology large caps generally look mispriced. Our consumer team also remains bullish. For more details on our sector views and our long term perspective, please read on.

Sector Views

In health care, companies face challenges but may be putting their problems behind them. In the near term, health care reform in the U.S. and austerity measures in Europe have weighed on the sector. The economic slowdown and a shift of some costs to patients are lowering utilization of the health care system. Consequentially, 2011 might show even slower earnings growth than expected. In 2012, the well-documented patent cliff will peak, as some of the largest-volume branded drugs go generic.

Turmoil in the Middle East dominates the energy sector. We had been bullish on oil before the uprisings because we saw a long-term supply crunch. The threat to supply out of Libya and perhaps elsewhere increases that imbalance. While Saudi Arabia can cover the shortfall out of Asia, it is not a simple switch as the quality of crude differs. The natural disaster in Japan may intensify the price pressure: with its nuclear options disabled and liquefied natural gas supplies tight in Asia, Japan may need to import oil to generate power. Still, the risk of a demand shock remains, should the price soar too high. The last time oil hit $150, the unemployment rate was lower and demand suffered.

While the financial sector remains under pressure, some of the uncertainty is lifting. The new regulatory framework

26 | MARCH 31, 2011

(unaudited)

may turn out better than expected as more details emerge on how the Dodd-Frank law will be implemented. For example, definitions of proprietary trading, rules on derivatives and debit card interchange fees may be more favorable than the market anticipates. Relief from another burden – low interest rates – is tougher to time, although a steeper yield curve (the difference in yields between 2-year and 10-year Treasuries) helps improve net interest margins and the yield on the investment portfolio for insurance companies. Should the market begin to price in higher rates, the stocks should respond before rates actually rise. The downside of higher rates is lower mortgage refinance business.

We are watching key macro factors that relate to the consumer sector. Personal income grew 3%-4% in the second half of 2010, providing a more solid footing for spending. The high-end consumer worldwide has continued to drive sales, and strong equity market returns bode well for confidence among higher-income consumers. For the mass market, however, the stock market’s wealth effect may not offset factors such as stubbornly high unemployment rates, flat to declining house prices and inflation in energy, health care and food prices.

With low multiples in technology stocks, we believe there is more upside than downside from here, assuming reasonable levels of global economic growth. This opportunity looks especially attractive in large cap tech stocks. In the last four years, the average price-to-earnings multiple has dropped from 18.8 to 12.5. Yet many large tech companies showed good earnings growth and stable returns during this period, according to our research. Technology also traded at a significant premium to the S&P 500 Index (a market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance) in 2007 and trades at a discount today.

Revenues for industrial companies have come in ahead of expectations and data points continue to indicate an ongoing global recovery. Order books are expanding, transport volumes are accelerating and lead times are extending. Industrial companies face a number of challenges, however. Higher oil prices and volatility in the Middle East may slow end-market demand. Margin pressures continue to build, as we warned last quarter. Commodity cost inflation and the need to ramp up production are eroding incremental margins. We expect margins to decline from here. Earnings growth will be lower as well, and multiples will fall as we progress through the economic cycle.

In communications, the advertising rebound continued its momentum into 2011 and all signs suggest this should be another good year of growth, particularly in the U.S. and developing markets. Budgets are planned to increase for 2011 and inventory is now tight in the most desired categories. We are not yet back to peak spending levels, but it appears that media inflation has returned. Ad buyers are showing a willingness to follow eyeballs from traditional TV to other screens, as long as they can measure returns and get scale. Areas showing the greatest price inflation include online search and premium content video.

Holdings Overview

Our relative underperformance during the period was driven largely by our industrial holdings. These were somewhat offset by our relative outperformance in our technology and communication holdings. On a country basis, our non-index exposures in India and Brazil were the largest detractors, while our holdings in the Netherlands and the U.S. were the largest contributors. Our U.S. weighting was generally in line with the index during the period.

Within industrials, Jain Irrigation System was the largest detractor for the sector and the Fund overall. We like the company’s market-leading position in India’s micro-irrigation systems, which are subsidized by the government. We feel these irrigation systems are the fastest way to improve yields and represent a large market opportunity, given the unpredictability of India’s monsoon season and the fact that many farms don’t have simple water catchment systems.

Cisco Systems also weighed on performance. The networking giant has gone through a period of sluggish financial performance relative to expectations, but we continue to like the company’s multiyear outlook based on its broad market line and high market share.

In addition, Newmont Mining weighed on relative performance. We like the company’s exposure to gold, which lagged most commodities’ price gains. We feel gold hedges a variety of risks, such as oil-price shocks, a weakening dollar and geopolitical instability.

Individual contributors included semiconductor manufacturer Atmel, whose shares rose over 71%. We remain attracted to the chip maker given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share.

Janus Global & International Funds | 27

Janus Global Research Fund (unaudited)

Owens Corning also moved sharply higher during the period. We feel the producer of glass fiber reinforcements and other materials for composites used in residential and commercial building materials will benefit from improved profitability in its composite and insulation businesses.

Finally, refiner Valero Energy also returned over 71% for the six-month period. We believe the U.S. refiner continues to offer an attractive valuation and the current economic recovery will increase refinery utilizations and allow for better margins.

Conclusion

We are committed to the success of the Janus Global Research Fund – as managers and as investors. Janus analysts and I have substantial funds invested in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a strong investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Global Research Fund.

28 | MARCH 31, 2011

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	0.61%
Owens Corning	0.46%
Valero Energy Corp.	0.46%
ARM Holdings PLC	0.45%
ASML Holding N.V.	0.42%

5 Bottom Performers – Holdings

Contribution

Jain Irrigation Systems, Ltd.	–0.38%
Cisco Systems, Inc.	–0.28%
Newmont Mining Corp.	–0.21%
MRV Engenharia e Participacoes S.A.	–0.20%
Educomp Solutions, Ltd.	–0.20%

4 Top Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	3.61%	17.34%	17.13%
Industrials	2.74%	28.20%	28.46%
Energy	2.47%	8.70%	8.77%
Consumer	1.44%	20.46%	20.34%

3 Bottom Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Communications	0.99%	6.22%	6.17%
Financials	1.15%	9.79%	9.73%
Health Care	1.19%	9.29%	9.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 29

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Owens Corning Building and Construction Products – Miscellaneous	1.9%
NVR, Inc. Building – Residential and Commercial	1.8%
Ivanhoe Mines, Ltd. Metal – Diversified	1.8%
Fanuc, Ltd. Industrial Automation and Robotics	1.6%
Prysmian SpA Wire and Cable Products	1.5%

8.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 7.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

30 | MARCH 31, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011					per the January 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	12.69%	18.86%	6.24%	9.63%	1.28%	1.28%
MOP	6.23%	12.02%	4.99%	8.57%

Janus Global Research Fund – Class C Shares
NAV	12.28%	18.04%	5.42%	8.79%	1.95%	1.95%
CDSC	11.17%	16.86%	5.42%	8.79%

Janus Global Research Fund – Class D Shares(1)	12.76%	19.11%	6.30%	9.68%	1.09%	1.09%

Janus Global Research Fund – Class I Shares	12.82%	19.18%	6.28%	9.66%	0.96%	0.96%

Janus Global Research Fund – Class S Shares	12.59%	18.68%	5.98%	9.36%	1.45%	1.45%

Janus Global Research Fund – Class T Shares	12.70%	18.95%	6.28%	9.66%	1.23%	1.23%

Morgan Stanley Capital International World Growth Index	14.17%	15.14%	3.02%	5.03%

Morgan Stanley Capital International All Country World IndexSM	13.54%	14.08%	2.94%	5.10%

Russell 1000® Index	18.13%	16.69%	2.93%	4.12%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Global Funds	–	70/647	23/354	12/296

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 31

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”) and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations of waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

32 | MARCH 31, 2011

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007. Prior to January 1, 2007, the Fund’s benchmark index was the Russell 1000® Growth Index.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,126.90	$6.52

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,122.80	$10.32

Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,127.60	$5.36

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,128.20	$5.57

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,125.90	$7.47

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,127.00	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.64

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.95% for Class C Shares, 1.01% for Class D Shares, 1.05% for Class I Shares, 1.41% for Class S Shares and 1.12% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

34 | MARCH 31, 2011

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 99.0%
Airlines – 0.6%
59,592	Ryanair Holdings PLC (ADR)*	$1,656,658
Apparel Manufacturers – 1.3%
44,451	Coach, Inc.	2,313,230
12,129	Polo Ralph Lauren Corp.	1,499,751
		3,812,981
Applications Software – 0.8%
84,673	Microsoft Corp.	2,147,307
Athletic Footwear – 0.8%
29,858	NIKE, Inc. – Class B	2,260,251
Auction House – Art Dealer – 1.2%
116,685	Ritchie Bros Auctioneers, Inc.	3,292,751
Automotive – Cars and Light Trucks – 2.2%
225,749	Ford Motor Co.*	3,365,918
745,000	Isuzu Motors, Ltd.	2,947,390
		6,313,308
Beverages – Non-Alcoholic – 0.6%
26,291	Hansen Natural Corp.*	1,583,507
Beverages – Wine and Spirits – 0.9%
135,505	Diageo PLC	2,575,604
Brewery – 0.6%
32,126	Anheuser-Busch InBev N.V.	1,829,769
Building – Residential and Commercial – 3.0%
421,000	MRV Engenharia e Participacoes S.A.	3,369,238
6,679	NVR, Inc.*	5,049,324
		8,418,562
Building and Construction Products – Miscellaneous – 2.8%
43,853	Cie de Saint-Gobain	2,684,732
149,518	Owens Corning*	5,381,153
		8,065,885
Cable Television – 0.5%
26,656	Kabel Deutschland Holding A.G.*	1,412,649
Casino Hotels – 0.7%
239,236	Crown, Ltd.	2,016,270
Casino Services – 0.8%
132,061	International Game Technology	2,143,350
Cellular Telecommunications – 1.0%
19,947	America Movil S.A.B. de C.V. – Series L (ADR)	1,158,921
593,510	Vodafone Group PLC	1,680,266
		2,839,187
Chemicals – Diversified – 0.9%
33,972	K+S A.G.	2,564,315
Commercial Banks – 1.1%
10,048	Credicorp, Ltd.	1,054,337
74,654	Standard Chartered PLC	1,936,281
		2,990,618
Commercial Services – 1.0%
116,173	Aggreko PLC	2,936,748
Commercial Services – Finance – 0.2%
19,681	Verisk Analytics, Inc.*	644,750
Computer Services – 0.7%
11,457	International Business Machines Corp.	1,868,293
Computers – 1.6%
8,600	Apple, Inc.*	2,996,670
24,802	Research In Motion, Ltd. (U.S. Shares)*	1,403,049
		4,399,719
Consulting Services – 0.8%
56,297	Gartner, Inc.*	2,345,896
Consumer Products – Miscellaneous – 0.8%
63,324	Jarden Corp.	2,252,435
Containers – Metal and Glass – 1.0%
76,479	Crown Holdings, Inc.*	2,950,560
Cosmetics and Toiletries – 0.9%
32,907	Colgate-Palmolive Co.	2,657,569
Dialysis Centers – 0.6%
21,400	DaVita, Inc.*	1,829,914
Distribution/Wholesale – 2.0%
187,561	Adani Enterprises, Ltd.	2,803,740
548,000	Li & Fung, Ltd.	2,807,529
		5,611,269
Diversified Banking Institutions – 1.9%
118,881	Bank of America Corp.	1,584,684
14,204	Deutsche Bank A.G.	834,967
35,954	JPMorgan Chase & Co.	1,657,479
50,822	Morgan Stanley	1,388,457
		5,465,587
Diversified Operations – 2.2%
69,375	Danaher Corp.	3,600,562
50,494	Illinois Tool Works, Inc.	2,712,538
		6,313,100
E-Commerce/Services – 1.0%
61,117	eBay, Inc.*	1,897,072
3,829	Netflix, Inc.*	908,736
		2,805,808
Educational Software – 0.4%
119,770	Educomp Solutions, Ltd.	1,126,520
Electric Products – Miscellaneous – 0.6%
18,682	LG Electronics, Inc.	1,788,648
Electronic Components – Miscellaneous – 0.7%
59,816	TE Connectivity, Ltd. (U.S. Shares)	2,082,793
Electronic Components – Semiconductors – 2.2%
278,144	ARM Holdings PLC	2,565,328
26,888	International Rectifier Corp.*	888,917
286,934	ON Semiconductor Corp.*	2,832,039
		6,286,284
Electronic Connectors – 0.7%
35,552	Amphenol Corp. – Class A	1,933,673
Electronic Measuring Instruments – 0.6%
6,200	Keyence Corp.	1,587,278
Enterprise Software/Services – 3.2%
100,079	Autonomy Corp. PLC*	2,550,775
82,705	Oracle Corp.	2,759,866
77,803	QLIK Technologies, Inc.*	2,022,878
94,400	Totvs S.A.	1,813,494
		9,147,013

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 35

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Finance – Investment Bankers/Brokers – 0.5%
84,250	Charles Schwab Corp.	$1,519,027
Finance – Other Services – 0.8%
4,433	CME Group, Inc.	1,336,771
46,300	Hong Kong Exchanges & Clearing, Ltd.	1,005,965
		2,342,736
Food – Catering – 0%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Miscellaneous/Diversified – 1.0%
44,562	Groupe Danone	2,910,624
Food – Wholesale/Distribution – 0.8%
1,033,000	Olam International, Ltd.	2,295,191
Gold Mining – 1.4%
29,707	Agnico-Eagle Mines, Ltd. (U.S. Shares)	1,971,059
38,627	Newmont Mining Corp.	2,108,262
		4,079,321
Hotels and Motels – 1.3%
77,203	Intercontinental Hotels Group PLC	1,582,597
56,381	Marriott International, Inc. – Class A	2,006,036
		3,588,633
Independent Power Producer – 0.5%
60,688	NRG Energy, Inc.*	1,307,220
Industrial Automation and Robotics – 1.6%
29,000	Fanuc, Ltd.	4,390,452
Instruments – Scientific – 0.5%
24,709	Thermo Fisher Scientific, Inc.*	1,372,585
Investment Management and Advisory Services – 0.6%
25,276	T. Rowe Price Group, Inc.	1,678,832
Life and Health Insurance – 2.5%
29,214	AFLAC, Inc.	1,541,915
688,400	AIA Group, Ltd.*	2,119,638
19,129	Prudential Financial, Inc.	1,177,964
197,018	Prudential PLC	2,232,664
		7,072,181
Medical – Biomedical and Genetic – 2.0%
13,157	Alexion Pharmaceuticals, Inc.*	1,298,333
41,978	Celgene Corp.*	2,414,994
41,258	Vertex Pharmaceuticals, Inc.*	1,977,496
		5,690,823
Medical – Drugs – 2.5%
48,345	Bristol-Myers Squibb Co.	1,277,758
45,116	Endo Pharmaceuticals Holdings, Inc.*	1,721,627
61,126	GlaxoSmithKline PLC	1,166,261
128,300	Mitsubishi Tanabe Pharma Corp.	2,082,792
14,722	Novartis A.G.	800,141
		7,048,579
Medical – Generic Drugs – 0.8%
97,158	Mylan, Inc.*	2,202,572
Medical – HMO – 0.7%
27,357	Humana, Inc.*	1,913,349
Medical Products – 0.5%
28,274	Covidien PLC (U.S. Shares)	1,468,552
Metal – Copper – 0.7%
14,269	First Quantum Minerals, Ltd.	1,846,490
Metal – Diversified – 1.8%
183,582	Ivanhoe Mines, Ltd.*	5,036,572
Multi-Line Insurance – 0.6%
124,451	ING Groep N.V.*	1,574,947
Multimedia – 1.2%
130,918	News Corp. – Class A	2,298,920
25,980	Walt Disney Co.	1,119,478
		3,418,398
Networking Products – 0.9%
142,215	Cisco Systems, Inc.	2,438,987
Oil – Field Services – 2.6%
182,568	AMEC PLC	3,493,578
33,705	Baker Hughes, Inc.	2,474,958
53,985	Petrofac, Ltd.	1,289,357
		7,257,893
Oil and Gas Drilling – 1.0%
20,276	Helmerich & Payne, Inc.	1,392,758
206,170	Karoon Gas Australia, Ltd.*	1,526,522
		2,919,280
Oil Companies – Exploration and Production – 3.8%
257,452	Cairn Energy PLC*	1,908,260
52,511	Canadian Natural Resources, Ltd.	2,597,377
8,459	EOG Resources, Inc.	1,002,476
10,265	Occidental Petroleum Corp.	1,072,590
69,874	PetroHawk Energy Corp.*	1,714,708
110,343	Tullow Oil PLC	2,562,823
		10,858,234
Oil Companies – Integrated – 0.6%
39,696	Petroleo Brasileiro S.A. (ADR)	1,604,909
Oil Refining and Marketing – 1.6%
80,664	Reliance Industries, Ltd.	1,897,838
89,892	Valero Energy Corp.	2,680,580
		4,578,418
Pharmacy Services – 1.0%
26,784	Express Scripts, Inc. – Class A*	1,489,458
25,816	Medco Health Solutions, Inc.*	1,449,827
		2,939,285
Pipelines – 0.4%
17,522	Kinder Morgan Management LLC*	1,149,268
Printing – Commercial – 0.5%
28,753	VistaPrint N.V. (U.S. Shares)*	1,492,281
Real Estate Management/Services – 0.7%
13,501	Jones Lang LaSalle, Inc.	1,346,590
40,000	Mitsubishi Estate Co., Ltd.	676,767
		2,023,357
Real Estate Operating/Development – 0.9%
19,479	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	632,288
409,995	Hang Lung Properties, Ltd.	1,794,779
		2,427,067

See Notes to Schedules of Investments and Financial Statements.

36 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Retail – Apparel and Shoe – 1.6%
14,300	Fast Retailing Co., Ltd.	$1,790,079
85,645	Limited Brands, Inc.	2,816,008
		4,606,087
Retail – Bedding – 0.6%
35,484	Bed Bath & Beyond, Inc.*	1,712,813
Retail – Jewelry – 0.7%
35,847	Compagnie Financiere Richemont S.A.	2,071,099
Retail – Major Department Stores – 0.9%
56,266	Nordstrom, Inc.	2,525,218
Rubber/Plastic Products – 1.1%
781,795	Jain Irrigation Systems, Ltd.	3,136,648
Semiconductor Components/Integrated Circuits – 1.6%
170,540	Atmel Corp.*	2,324,460
875,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,101,548
		4,426,008
Semiconductor Equipment – 0.9%
57,446	ASML Holdings N.V. (U.S. Shares)	2,556,347
Soap and Cleaning Preparations – 0.7%
41,213	Reckitt Benckiser Group PLC	2,116,708
Steel – Producers – 1.0%
74,555	ArcelorMittal	2,696,560
Telecommunication Equipment – 0.3%
184,263	Tellabs, Inc.	965,538
Telecommunication Services – 1.0%
98,911	Amdocs, Ltd. (U.S. Shares)*	2,853,582
Television – 0.5%
56,203	CBS Corp. – Class B	1,407,323
Tobacco – 2.3%
56,665	British American Tobacco PLC	2,274,089
607	Japan Tobacco, Inc.	2,193,404
31,939	Philip Morris International, Inc.	2,096,157
		6,563,650
Toys – 1.2%
90,784	Mattel, Inc.	2,263,245
3,800	Nintendo Co., Ltd.	1,026,768
		3,290,013
Transportation – Services – 2.4%
48,848	C.H. Robinson Worldwide, Inc.	3,621,102
41,303	United Parcel Service, Inc. – Class B	3,069,639
		6,690,741
Web Portals/Internet Service Providers – 0.8%
3,804	Google, Inc. – Class A*	2,229,943
Wire and Cable Products – 1.5%
192,351	Prysmian SpA	4,126,557
Wireless Equipment – 0.7%
48,611	Crown Castle International Corp.*	2,068,398

Total Common Stock (cost $230,721,305)		280,446,125

Money Market – 1.3%
3,607,915	Janus Cash Liquidity Fund LLC, 0% (cost $3,607,915)	3,607,915

Total Investments (total cost $234,329,220) – 100.3%		284,054,040

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(782,312)

Net Assets – 100%		$283,271,728

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,542,792	1.2%
Belgium	1,829,769	0.6%
Bermuda	3,861,866	1.4%
Brazil	6,787,641	2.4%
Canada	16,779,586	5.9%
Cayman Islands	0	0.0%
France	5,595,356	2.0%
Germany	4,811,931	1.7%
Guernsey	2,853,582	1.0%
Hong Kong	4,920,382	1.7%
India	8,964,746	3.2%
Ireland	3,125,210	1.1%
Italy	4,126,557	1.5%
Japan	16,694,930	5.9%
Jersey	1,289,357	0.5%
Luxembourg	2,696,560	1.0%
Mexico	1,158,921	0.4%
Netherlands	5,623,575	2.0%
Singapore	2,295,191	0.8%
South Korea	1,788,648	0.6%
Switzerland	4,954,033	1.7%
Taiwan	2,101,548	0.7%
United Kingdom	31,581,982	11.1%
United States††	146,669,877	51.6%

Total	$284,054,040	100.0%

††	Includes Cash Equivalents (50.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 37

Janus Global Select Fund (unaudited)

Fund Snapshot
We believe that investing in companies that are creating value by executing on a strategy to sustain or improve their economic profit margin but trading below intrinsic value, will allow us to outperform the index over time. We take a concentrated, opportunistic approach, seeking the most attractive investment opportunities, regardless of market capitalization or geography.
John Eisinger portfolio manager

Performance Overview

For the six-month period ended March 31, 2011, Janus Global Select Fund’s Class T Shares returned 12.84% versus a return of 13.54% for the Fund’s primary benchmark, the MSCI All Country World Index. The Fund’s secondary benchmark, the Russell 3000 Growth Index, returned 19.33% for the period.

After a strong start to the year, global stocks pulled back later in the period as unrest in the Middle East and the natural disaster in Japan raised fears of a global economic slowdown. Company fundamentals took a back seat to macro concerns in this environment and the Fund underperformed its primary benchmark for the period.

We have been slowly shifting exposure out of developed markets (after strong outperformance) and adding positions to emerging markets that have underperformed recently. For the past couple of years it has been difficult for us to find attractively-valued equities in emerging markets, which have been a consensus favorite among investors. As a result, we had been finding more value in developed market stocks, which the portfolio’s performance has reflected. High relative valuations in emerging markets, combined with rising inflation and the onset of a monetary tightening cycle, led markets like China to underperform the S&P by nearly 30% over the past 15 months. In a similar fashion, India has underperformed by nearly 15% recently. However, this underperformance has created opportunities to shift money out of developed markets and into emerging markets. We want to be clear that we are making the transition slowly, as inflation and growth in many of these economies remains too high for the comfort levels of most central banks. We expect continued tightening measures aimed at slowing these economies for the remainder of 2011. Consequently, we plan to use the next nine months to take advantage of pullbacks in emerging markets to increase exposure to these stocks.

Within the emerging market universe, we are finding attractive opportunities in small- and mid-cap stocks in countries like China and India. We are buying positions in companies that are generating double-digit revenue growth with high returns on capital, yet have stock prices trading at mid-single-digit multiples.

While the best returns in the last two years were from the most beaten-down stocks, we believe things are changing and we now see opportunities to shift into growth stocks with a multi-year horizon. This is partly due to the opportunities in emerging markets discussed above. The flexibility to invest across market capitalizations and styles is a key attribute to this Fund. We are leveraging that flexibility to shift the portfolio into a different style of stock than we have been invested in for the past few years, although as always, we apply the same consistent process to identify intrinsic value and misunderstood valuations.

Any discussion on stocks would not be complete without talking about the potential headwinds or risks to our cautiously optimistic outlook.

U.K.: a double dip recession is increasingly likely as spending cuts, tax increases and negative real wage growth take their toll. We are beginning to see this in retail sales and hotel room rates. This confluence of negativity will likely keep the Bank of England on hold for the near term. We are finding attractively-valued stocks in the U.K., but have not yet started to buy as we are waiting for more clarity on the potential depth and duration of any double dip before investing more heavily.

Euro zone: contrary to popular belief, inflation is not the problem in our opinion. Over the last two years, the euro zone has experienced almost no money supply growth with below inflation wage increases and low core consumer prices, while overseeing unsustainable current account and budget deficits, an appreciating currency and a likely increase in taxes. We acknowledge the current strength in Germany, but we worry about a potential sustained increase in rates from the European Central Bank (ECB). If the ECB continues to raises rates we think the central bank risks repeating the mistakes it made in 2008 and risks sending the region into a recession. Unlike in the U.K., the euro zone is unlikely to devalue its currency, which will further compound its struggles. Stock

38 | MARCH 31, 2011

(unaudited)

selection is the key to successful investing in the region and the Fund is focused on special situations and companies exposed to global growth.

Japan: the country continues to suffer from a severe deflationary environment, and the recent tragic earthquake and tsunami will likely end up sending the country into a recession in the short-term (although the duration could be reduced through the stimulus of quantitative easing and rebuilding). We would expect a strong second half of 2011 for Japan. We find the valuation of the market attractive with many companies trading at or near book value, but it remains difficult to find companies that are skilled capital allocators. While a single digit return on capital may look good relative to comparatively low cost of debt in Japan, those metrics do not compare well globally.

Emerging markets: economies need to slow. Most emerging markets have a monetary problem where central banks have held an easy policy for too long. Money supply is still growing in the mid teens, year-over-year, with interest rates that have only recently begun to rise. This is driving accelerating inflation, which likely will pressure corporate margins, as both wages and input prices rise faster than sale prices. At some point, the only viable option for these economies will be to let their currencies appreciate. Performance and volatility of emerging market stocks in the short term will be driven by what the U.S. decides about a potential third round of quantitative easing (QE3). In the long-term, however, we are very optimistic about growth in these economies and have positioned the portfolio into companies that have been generating very high returns with open-ended growth, trading at low valuations.

U.S.: For the past few years we have been bullish on U.S. equities as an increase in profits and rising CEO confidence drove an increase in capital expenditures and employment against a backdrop of attractively-valued stocks. While we are cognizant of ongoing macro uncertainty, the recovery in capital spending, employment and earnings continues. At current consensus estimates of $95 to $100 in 2011 earnings, the S&P trades at a price-to-earnings ratio of around 13 times, which remains well below its long-term average.

Currently, we see little evidence of sustainable inflation in the U.S., which should result in a continued and favorable, low-interest-rate environment. The inflation we are seeing is more representative of a price shock that we believe will be temporary as rising prices ultimately result in demand destruction and then trade down, thus self-correcting. In addition, there are no signs of wage inflation, which we believe is a more important indicator of broad-based inflation. However, we are cognizant of the risk that a price shock can have to company earnings as margins get squeezed from higher input costs and potentially disappointing top line sales (due to demand destruction and trade down).

The second issue we are monitoring closely is what happens when QE2 ends in June. Private debt in the U.S. was increasing at $5 trillion per year leading up to the crisis and is now declining at $2 trillion per year. That is a $7 trillion delta or about 50% of GDP! The Federal Reserve’s (Fed) $2 trillion in QE purchases helped offset this decline, stave off a depression and drive fixed income spreads tighter, but it is not doing much else in terms of increasing the amount of money flowing through the economy (if you look at proxies like bank loans). Besides a small multiple lift, we do not believe QE was responsible for driving up stock prices; rather, it was the 47% increase in S&P earnings last year that did the trick.

The one asset class that has been positively correlated to QE is commodities. Will the end of QE2 mean a peaking of commodity prices? It is possible. Will QE3 be initiated? It depends on what happens to employment over the coming months. If employment worsens, the probability rises that the Fed will embark on QE3, which will further drive up commodity prices and result in U.S. equities outperforming the rest of the world – especially emerging markets, which would likely react negatively to another bout of commodity inflation. If QE3 is not started, it is because employment continues to improve, which also should be good for stocks.

Strategy Overview

Stock selection drove the Fund’s underperformance relative to its primary benchmark during the period, particularly in the energy, materials and industrials sectors. Our top individual detractor was Egyptian steel company EZZ Steel. We were attracted to the firm’s strong growth and margin improvement; however, political unrest in Egypt caused the stock to decline sharply. Our ownership is under review. Shares of Tellabs also declined. We believe the company is significantly mispriced, looking at its ability to sustain high levels of free cash flow relative to its current enterprise value. Further, we believe the company is finding other ways to create value, such as ongoing cost cuts and improved capital allocation. We are very excited about the potential of this investment and added to the position during its recent pullback. Another detractor was the Indian firm Jain Irrigation Systems, which declined amid a broad sell-off in the Indian market. We like the company’s market-leading position in India’s micro-irrigation systems. We feel these irrigation systems

Janus Global & International Funds | 39

Janus Global Select Fund (unaudited)

are the fastest way to improve agricultural yields and represent a large market opportunity.

One of our largest holdings, Atmel, was also our largest individual contributor during the period. The company has restructured some of its manufacturing facilities, which has resulted in higher profit margins, and it has gained market share with its micro-controller devices. In addition, Atmel’s products enable touch functionality in products such as Android mobile devices and tablet PCs, which are experiencing rapid growth. Another significant contributor was Valeant Pharmaceuticals. We believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. It has demonstrated a keen ability to make value-enhancing acquisitions. The company was particularly strengthened via a merger with Canadian specialty drug maker Biovail in 2010. Our holdings in eBay also contributed to relative results. We remain attracted to the company for its PayPal online payments business, which we feel is an undervalued asset with attractive growth prospects.

Derivatives

During the period, the Fund was long and short options on individual stocks and indices. The objectives of the derivative strategies are to generate income for the Fund and to reduce the impact of a downside move in the market. Derivatives detracted from the Fund’s performance during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Our operating assumption is that the U.S. will not embark on QE3 and that emerging markets will continue to slow their economies. This combination should naturally start to cool down inflation. Longer term we remain optimistic about global growth. We are focused on finding and owning companies that can sustain growth and high returns on capital, yet trade below intrinsic value due to shorter-term, macro-related concerns. We have positioned the Fund into what we believe are very attractive risk-reward opportunities in what is likely to be a volatile, stock picker’s market. As always, we thank you for the confidence you have placed in us to manage your hard-earned money.

40 | MARCH 31, 2011

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	3.16%
Valeant Pharmaceuticals International, Inc.	1.67%
Wesco International, Inc.	1.19%
eBay, Inc.	1.18%
ON Semiconductor Corp.	0.99%

5 Bottom Performers – Holdings

Contribution

Ezz Steel Co. S.A.E.	–0.92%
Tellabs, Inc.	–0.72%
Jain Irrigation Systems, Ltd.	–0.50%
Bwin.Party Digital Entertainment PLC	–0.48%
Microsoft Corp.	–0.42%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	6.46%	26.26%	11.90%
Financials	2.76%	24.82%	21.00%
Health Care	2.26%	5.48%	8.17%
Energy	1.49%	10.28%	11.48%
Industrials	0.30%	7.31%	10.74%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Consumer Staples	–0.15%	0.85%	9.30%
Telecommunication Services	–0.05%	6.32%	4.69%
Utilities	0.00%	–0.12%	3.93%
Materials	0.18%	11.47%	8.94%
Consumer Discretionary	0.28%	7.33%	9.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 41

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Ivanhoe Mines, Ltd. Metal – Diversified	4.8%
Morgan Stanley Diversified Banking Institutions	4.0%
Prudential PLC Life and Health Insurance	3.6%
OGX Petroleo e Gas Participacoes S.A. Oil Companies – Exploration and Production	3.5%
ON Semiconductor Corp. Electronic Components – Semiconductors	3.2%

19.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 22.1% for long positions of total net assets.

*Includes Security Sold Short of (0.2)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

42 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	12.80%	16.19%	6.38%	8.86%	2.27%	1.11%	1.11%
MOP	6.32%	9.52%	5.12%	8.22%	1.71%

Janus Global Select Fund – Class C Shares
NAV	12.35%	15.32%	5.52%	8.04%	1.50%	1.88%	1.88%
CDSC	11.23%	14.17%	5.52%	8.04%	1.50%

Janus Global Select Fund – Class D Shares(1)	12.94%	16.43%	6.47%	8.91%	2.31%	0.90%	0.90%

Janus Global Select Fund – Class I Shares	12.90%	16.49%	6.45%	8.90%	2.31%	0.79%	0.79%

Janus Global Select Fund – Class R Shares	12.64%	15.81%	5.90%	8.39%	1.82%	1.50%	1.50%

Janus Global Select Fund – Class S Shares	12.70%	16.08%	6.17%	8.65%	2.07%	1.24%	1.24%

Janus Global Select Fund – Class T Shares	12.84%	16.33%	6.45%	8.90%	2.31%	1.01%	1.01%

Morgan Stanley Capital International All Country World IndexSM	13.54%	14.08%	2.94%	5.04%	2.19%

Russell 3000® Growth Index	19.33%	19.24%	4.32%	3.26%	–1.86%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	1.00%

Lipper Quartile – Class T Shares	–	1st	1st	1st	2nd

Lipper Ranking – based on total return for Global Funds	–	148/647	19/354	7/180	67/156

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less effective for shares purchased on or after January 28, 2011. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least January 31, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations

44 | MARCH 31, 2011

(unaudited)

or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

Janus Global & International Funds | 45

Janus Global Select Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,128.00	$5.73

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,123.50	$9.58

Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	$9.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,129.40	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,129.00	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,126.40	$7.79

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,127.00	$6.47

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,128.40	$5.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.89

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.81% for Class C Shares, 0.85% for Class D Shares, 0.83% for Class I Shares,1.47% for Class R Shares, 1.22% for Class S Shares and 0.97% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

46 | MARCH 31, 2011

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Common Stock – 94.8%
Automotive – Cars and Light Trucks – 2.2%
49,322,000	Dongfeng Motor Group Co., Ltd.	$83,954,499
Cable Television – 2.7%
1,913,785	Kabel Deutschland Holding A.G.*,**	101,422,036
Chemicals – Diversified – 2.3%
2,213,705	LyondellBasell Industries N.V.*,**	87,552,033
Coal – 1.0%
19,814,000	Straits Asia Resources, Ltd.	39,464,482
Coatings and Paint Products – 1.4%
911,690	Asian Paints, Ltd.	51,642,669
Commercial Banks – 9.1%
9,214,348	Banco Bilbao Vizcaya Argentaria S.A.**	111,778,089
5,761,400	Banco do Brasil S.A.**	104,325,860
39,772,198	Bank of Ayudhya PCL	32,628,201
58,253,000	China Citic Bank Corp., Ltd.	42,388,694
13,527,202	Commercial Bank of Ayudhya PCL	11,097,407
408,940	Credicorp, Ltd.**	42,910,074
		345,128,325
Cosmetics and Toiletries – 1.1%
16,977,750	L’Occitane International S.A.*	41,864,321
Distribution/Wholesale – 1.6%
1,004,115	Wesco International, Inc.*,**,£	62,757,187
Diversified Banking Institutions – 7.5%
7,048,015	Bank of America Corp.**	93,950,040
8,495,545	Citigroup, Inc.	37,550,309
5,586,010	Morgan Stanley**	152,609,793
		284,110,142
Diversified Operations – 1.1%
9,958,000	China Resources Enterprise, Ltd.	40,455,215
E-Commerce/Services – 2.8%
3,447,265	eBay, Inc.*,**	107,003,106
Electronic Components – Miscellaneous – 2.0%
2,134,808	TE Connectivity, Ltd. (U.S. Shares)**	74,334,014
Electronic Components – Semiconductors – 4.3%
3,542,000	MediaTek, Inc.	40,727,879
12,392,126	ON Semiconductor Corp.*,**	122,310,283
		163,038,162
Electronic Measuring Instruments – 1.9%
22,771,000	Chroma ATE, Inc.£	73,592,278
Enterprise Software/Services – 1.6%
2,434,352	Autonomy Corp. PLC*,**	62,045,832
Insurance Brokers – 1.1%
38,167	Brasil Insurance Participacoes e Administracao S.A.*,**	42,098,535
Internet Gambling – 2.5%
29,219,802	Bwin.Party Digital Entertainment PLC*,**,£	93,737,335
Life and Health Insurance – 3.6%
11,905,459	Prudential PLC**	134,916,059
Machine Tools and Related Products – 1.0%
1,459,700	THK Co., Ltd.	36,720,688
Medical – Biomedical and Genetic – 1.2%
968,505	Vertex Pharmaceuticals, Inc.*,**	46,420,445
Medical – Drugs – 3.6%
3,155,120	Pfizer, Inc.**	64,080,487
1,441,655	Valeant Pharmaceuticals International, Inc.**	71,808,836
		135,889,323
Metal – Diversified – 4.8%
6,612,628	Ivanhoe Mines, Ltd.*,**	181,417,435
Metal Processors and Fabricators – 0.9%
49,030,000	EVA Precision Industrial Holdings, Ltd.£	35,866,539
Multi-Line Insurance – 4.9%
39,450,964	Fortis**	112,082,955
5,933,316	ING Groep N.V.*,**	75,087,067
		187,170,022
Oil and Gas Drilling – 0.8%
4,319,857	Karoon Gas Australia, Ltd.*,**	31,985,043
Oil Companies – Exploration and Production – 7.2%
2,301,660	Cobalt International Energy, Inc.*	38,690,905
2,445,755	Gazprom OAO**	79,169,089
11,088,500	OGX Petroleo e Gas Participacoes S.A.*,**	133,518,613
418,180	Ultra Petroleum Corp. (U.S. Shares)*,**	20,595,365
		271,973,972
Retail – Apparel and Shoe – 1.8%
43,041,000	Anta Sports Products, Ltd.	66,844,334
Rubber/Plastic Products – 1.8%
17,324,861	Jain Irrigation Systems, Ltd.	69,509,254
Semiconductor Components/Integrated Circuits – 2.8%
7,857,649	Atmel Corp.*,**	107,099,756
Shipbuilding – 1.1%
129,500	OSX Brasil S.A.*,**	40,471,230
Steel – Producers – 2.9%
18,507,681	Al Ezz Steel Rebars S.A.E.*	32,404,753
2,138,819	ArcelorMittal**	77,358,378
		109,763,131
Telecommunication Equipment – 3.2%
22,835,626	Tellabs, Inc.**,£	119,658,680
Telephone – Integrated – 2.2%
53,836,231	Telecom Italia SpA**	82,769,810
Transportation – Services – 1.7%
1,212,646	Gategroup Holding A.G.*	63,854,753
Wireless Equipment – 3.1%
2,724,126	Crown Castle International Corp.*,**	115,911,561

Total Common Stock (cost $2,971,365,751)		3,592,442,206

Purchased Options – Calls – 0.2%
2,200	Goldman Sachs Group, Inc. expires April 2011 exercise price $170.00	22,854
5,000	K+S A.G. expires June 2011 exercise price 60.44 EUR	259,216
2,500	K+S A.G. expires June 2011 exercise price 63.32 EUR	62,288
26,000	Microsoft Corp. expires January 2012 exercise price $27.50	2,995,439

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 47

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Purchased Options – Calls – (continued)

29,000	Microsoft Corp. expires January 2012 exercise price $27.50	$3,341,067
320	Nikkei 225 Index expires January 2012 exercise price 10,117.25 JPY	2,215,498

Total Purchased Options – Calls (premiums paid $15,404,662)		8,896,362

Purchased Option – Put – 0.1%
750	S&P 500® Index expires May 2011 exercise price $1,330.00 (premiums paid $3,301,500)	2,520,742

Money Market – 4.3%
161,496,533	Janus Cash Liquidity Fund LLC, 0% (cost $161,496,533)	161,496,533

Total Investments (total cost $3,151,568,446) – 99.4%		3,765,355,843

Security Sold Short – (0.2)%
Common Stock Sold Short – (0.2)%
Telecommunication Equipment – Fiber Optics – (0.2)%
300,000	JDS Uniphase Corp. (proceeds $7,799,850)	(6,784,500)

Cash, Receivables and Other Assets, net of Liabilities**– 0.8%		31,376,756

Net Assets – 100%		$3,789,948,099

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$31,985,043	0.8%
Belgium	112,082,955	3.0%
Bermuda	42,910,074	1.1%
Brazil	320,414,238	8.5%
Canada	273,821,636	7.3%
Cayman Islands	102,710,873	2.7%
China	126,343,193	3.4%
Egypt	32,404,753	0.9%
Germany	101,422,036	2.7%
Gibraltar	93,737,335	2.5%
Hong Kong	82,319,536	2.2%
India	121,151,923	3.2%
Italy	82,769,810	2.2%
Japan	36,720,688	1.0%
Luxembourg	77,358,378	2.0%
Netherlands	162,639,100	4.3%
Russia	79,169,089	2.1%
Singapore	39,464,482	1.0%
Spain	111,778,089	3.0%
Switzerland	138,188,767	3.7%
Taiwan	114,320,157	3.0%
Thailand	43,725,608	1.2%
United Kingdom	196,961,891	5.2%
United States††	1,240,956,189	33.0%

Total	$3,765,355,843	100.0%

††	Includes Cash Equivalents (28.7% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(6,784,500)	100.0%

Total	$(6,784,500)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Australian Dollar 5/6/11	3,000,000	$3,089,071	$(61,771)
Brazilian Real 5/6/11	78,875,000	48,027,042	(1,341,632)
British Pound 5/6/11	50,000,000	80,167,680	959,321
Euro 5/6/11	60,500,000	85,671,961	(2,022,241)

		216,955,754	(2,466,323)

HSBC Securities (USA), Inc.:
Australian Dollar 5/12/11	6,200,000	6,378,697	(179,751)
Brazilian Real 5/12/11	98,488,000	59,881,473	(1,334,332)
British Pound 5/12/11	30,000,000	48,095,663	626,737
Euro 5/12/11	69,000,000	97,695,642	(66,506)

		212,051,475	(953,852)

JPMorgan Chase & Co.:
Australian Dollar 4/28/11	5,000,000	5,154,086	(133,736)
Brazilian Real 4/28/11	79,000,000	48,187,273	(1,519,031)
British Pound 4/28/11	53,900,000	86,430,841	1,161,869
Euro 4/28/11	70,500,000	99,849,471	(3,932,811)

		239,621,671	(4,423,709)

RBC Capital Markets Corp.: British Pound 4/7/11	32,000,000	51,326,263	475,305

Total		$719,955,163	$(7,368,579)

Financial Futures – Long
524 Contracts	Nikkei 225 (OSE) Futures expires June 2011, principal amount $52,388,048, value $61,498,798, cumulative appreciation	$9,110,750

Financial Futures – Short
24,596 Contracts	ISE 30 Futures expires April 2011, principal amount $117,949,251, value $123,736,677, cumulative depreciation	(5,787,426)
910 Contracts	Russell 2000 Index Mini Futures expires June 2011, principal amount $75,356,284, value $76,640,200, cumulative depreciation	(1,283,916)

		(7,071,342)

See Notes to Schedules of Investments and Financial Statements.

48 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Schedule of Written Options – Calls	Value

Gazprom OAO (ADR) expires April 2011 6,400 contracts exercise price $30.00	$(1,630,796)
S&P 500® Index expires April 2011 2,500 contracts exercise price $1,350.00	(929,879)
S&P 500® Index expires May 2011 2,590 contracts exercise price $1,350.00	(4,270,016)
S&P 500® Index expires June 2011 730 contracts exercise price $1,375.00	(1,100,840)

Total Written Options – Calls (premiums received $10,508,500 )	$(7,931,531)

Schedule of Written Options – Puts
Atmel Corp. expires May 2011 18,550 contracts exercise price $10.00	$(249,353)
Celgene Corp. expires April 2011 4,400 contracts exercise price $45.00	(1,037)
Cisco Systems, Inc. expires June 2011 5,250 contracts exercise price $16.00	(199,237)
Cisco Systems, Inc. expires June 2011 32,500 contracts exercise price $16.00	(1,300,000)
Cisco Systems, Inc. expires June 2011 5,250 contracts exercise price $17.00	(358,050)
Cisco Systems, Inc. expires June 2011 32,500 contracts exercise price $17.00	(2,405,000)
Crown Castle International Corp. expires May 2011 3,690 contracts exercise price $35.00	(72,384)
Crown Castle International Corp. expires July 2011 3,690 contracts exercise price $35.00	(193,151)
Finisar Corp. expires June 2011 6,150 contracts exercise price $22.00	(927,317)
Goldman Sachs Group, Inc. expires April 2011 2,200 contracts exercise price $165.00	(1,507,305)
K+S A.G. expires June 2011 1,250 contracts exercise price 48.93 EUR	(192,996)
K+S A.G. expires June 2011 2,500 contracts exercise price 51.81 EUR	(764,434)
K+S A.G. expires June 2011 3,750 contracts exercise price 54.68 EUR	(2,009,450)
Microsoft Corp. expires January 2012 36,600 contracts exercise price $24.00	(6,515,221)
Microsoft Corp. expires January 2012 16,000 contracts exercise price $25.00	(3,535,904)
Microsoft Corp. expires January 2012 23,500 contracts exercise price $25.00	(5,193,359)
Microsoft Corp. expires January 2012 29,000 contracts exercise price $27.50	(10,524,257)
Nikkei 225 Index expires January 2012 320 contracts exercise price 7,358.00 JPY	(791,990)
Tellabs, Inc. expires April 2011 38,000 contracts exercise price $5.00	(474,080)
Vialog Corp. expires June 2011 3,350 contracts exercise price $50.00	(554,977)

Total Written Options – Puts (premiums received $35,195,566 )	$(37,769,502)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 49

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Total Return Swaps outstanding at March 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Credit Suisse Securities (Europe) Limited	$183,090,657	Custom Mideast Index Swap	1-month LIBOR minus 75 basis points	4/30/12	$436,542
Morgan Stanley	12,931,068	India Custom Basket Index	1-month LIBOR minus 30 basis points	4/3/12	8,124,875
UBS A.G.	41,986,102	STOXX Europe 600 Banks Index	1-month LIBOR minus 60 basis points	11/30/11	757,818

Total					$9,319,235

See Notes to Schedules of Investments and Financial Statements.

50 | MARCH 31, 2011

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong technology-related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance

Janus Global Technology Fund’s Class T Shares returned 17.80% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the S&P 500 Index, returned 17.31%, and its secondary benchmark, the Morgan Stanley Capital International World Information Technology Index, returned 13.30% during the period.

Market Environment

The MSCI World Information Technology Index recorded a strong gain and reached its highest level since January 2008 before retreating modestly late in the period following unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan.

Most well-positioned technology companies continued to deliver year-over-year revenue and free-cash-flow growth. We are not market timers but it seems to us that given the low multiples in technology stocks, there’s more upside than downside from here. This opportunity, we think, is especially true in large-cap technology stocks.

There have been some important changes in the last few years, including the rise of mobile computing and the deterioration of competitive barriers for companies once considered industry stalwarts. Another key industry theme is cloud computing, which has been driving the valuations of companies perceived to be part of the trend. In general, we believe the cloud label has propelled valuations to extraordinary levels. While it may be a big opportunity, not all companies will win. In fact, perhaps only a very small number will. We don’t think the market is doing a very good job distinguishing the potential winners from the likely losers.

While we focus on individual stock selection for the Fund, several themes have emerged. One important area for the coming years is called business analytics and data integration. It consists of companies that sell software and hardware that help customers better organize and analyze their data. This segment goes beyond traditional enterprise-wide database solutions. The software organizes and analyzes information in multiple databases and other locations, including outside the enterprise. With data growing almost 60% annually, the typical company will store more than 10 times the data it stores today in five years. The need for tools to sort out this growing pile of information is growing sharply. To invest in this area, we have sold and trimmed some of our semiconductor holdings, which we liked 12 to 18 months ago and were approaching our fair value targets.

The rise of computer tablets from a variety of vendors is also an important theme. Companies with significant exposure to PCs and laptops will likely face headwinds due to this new competitive threat; meanwhile, companies we believe are poised to benefit include suppliers.

Another key trend is increasing bandwidth demand for video. Over the past five years, video has grown rapidly from a small base, driven mostly by consumers accessing video via tethered connections. Thus far, video has not led to outperformance by equipment vendors, but we think this will change for three reasons: dramatic percentage increases in usage should take place from a much higher base; high-definition video is going into the corporate enterprise space; and video is going wireless.

In addition, we like software-as-a-service providers that dominate their niches. An example is Vocus, one of our top contributors for the period and a leading provider of public relations management software that we believe adds considerable value to its customers. In addition, we think the company has a small market share in a reasonably large market and, therefore, could grow significantly.

Finally, we continue to favor electronic connector companies. Although generally unappreciated by the market because they are low-cost products, connectors’ unique designs make them unlikely to be replaced once included in a product. Thus, we believe they are a better business than most investors realize.

We remain focused on our best individual stock opportunities. We think companies that can gain market

Janus Global & International Funds | 51

Janus Global Technology Fund (unaudited)

share can outpace the expected 5% information technology spending growth in coming years. We also have exposure to the storage market, which we believe could grow to be as large as the server industry in the next few years.

Contributors to Performance

Semiconductor holding Atmel was the top contributor for the period. The semiconductor company restructured some of its manufacturing facilities, which has resulted in higher profit margins, and it has gained market share with its micro-controller devices. In addition, Atmel’s products enable touch functionality in products such as Android mobile devices and tablets.

Texas Instruments’ shares also rallied sharply in the period. We exited our position in this quality semiconductor maker based on valuation; we believe the stock is no longer as meaningfully mispriced as when we purchased it.

As previously mentioned, Vocus was a key contributor as well. The on-demand public relations software provider has superior technology that has proven to be a cost saver for its business customers. We believe Vocus will continue to benefit from its dominant market position given the lack of meaningful competition.

Detractors from Performance

Networking solutions provider Cisco Systems, which has gone through a period of sluggish financial performance relative to expectations, was the Fund’s largest detractor. Our view on the company is under review.

Tellabs also weighed on performance. The telecommunications equipment maker focuses on the data connections between a wireless carrier’s core network and its wireless towers. While we are still assessing our view, we believe the company is well positioned to benefit from the growing data demands being placed on wireless networks from increased smart-phone usage.

Finally, Internet company AOL was weak during the period. We feel AOL’s relatively new management team is likely to deliver on its strategy to grow online advertising revenues.

(Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Conclusion

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to leverage the strong and thoughtful research done at Janus in order to uncover what we believe are the best investment opportunities for our fundholders.

Thank you for your investment in Janus Global Technology Fund.

52 | MARCH 31, 2011

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	3.60%
Texas Instruments, Inc.	1.10%
Vocus, Inc.	1.00%
TE Connectivity, Ltd. (U.S. Shares)	0.87%
Oracle Corp.	0.82%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–1.11%
Tellabs, Inc.	–0.67%
AOL, Inc.	–0.44%
Longtop Financial Technologies, Ltd. (ADR)	–0.32%
BM&F Bovespa S.A.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	17.85%	80.89%	18.85%
Consumer Discretionary	0.97%	7.21%	10.57%
Health Care	0.87%	5.92%	11.06%
Industrials	0.18%	2.54%	10.96%
Consumer Staples	0.00%	0.00%	10.62%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.26%	0.95%	15.86%
Telecommunication Services	–0.08%	1.60%	3.02%
Materials	–0.05%	0.89%	3.64%
Utilities	0.00%	0.00%	3.34%
Energy	0.00%	0.00%	12.08%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Microsoft Corp. Applications Software	4.8%
ON Semiconductor Corp. Electronic Components – Semiconductors	4.6%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	4.2%
Amdocs, Ltd. (U.S. Shares) Telecommunication Services	3.9%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.7%

21.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 3.1% for long positions of total net assets.

*Includes Security Sold Short of (0.7)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

54 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	17.69%	21.60%	7.08%	2.45%	5.01%	1.26%
MOP	10.93%	14.61%	5.82%	1.84%	4.50%

Janus Global Technology Fund – Class C Shares
NAV	17.26%	20.69%	6.25%	1.72%	4.24%	1.98%
CDSC	16.09%	19.49%	6.25%	1.72%	4.24%

Janus Global Technology Fund – Class D Shares(1)	17.85%	21.84%	7.18%	2.56%	5.15%	1.08%

Janus Global Technology Fund – Class I Shares	17.89%	21.86%	7.16%	2.55%	5.14%	1.10%

Janus Global Technology Fund – Class S Shares	17.67%	21.51%	6.91%	2.30%	4.86%	1.43%

Janus Global Technology Fund – Class T Shares	17.80%	21.79%	7.16%	2.55%	5.14%	1.20%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	2.42%

Morgan Stanley Capital International World Information Technology Index	13.30%	9.06%	3.02%	1.39%	–0.19%

Lipper Quartile – Class T Shares	–	2nd	3rd	4th	3rd

Lipper Ranking – based on total return for Global Science and Technology Funds	–	20/42	13/23	11/13	5/7

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

56 | MARCH 31, 2011

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, J. Bradley Slingerlend is the portfolio manager of the Fund.

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,177.70	$6.41

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,172.60	$10.18

Hypothetical (5% return before expenses)	$1,000.00	$1,015.56	$9.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,178.50	$5.05

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,178.90	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,176.70	$6.89

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,178.00	$5.54

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14

†	Expenses are equal to the annualized expense ratio of 1.18% for Class A Shares, 1.88% for Class C Shares, 0.93% for Class D Shares, 0.91% for Class I Shares, 1.27% for Class S Shares and 1.02% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Janus Global & International Funds | 57

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amount		Value

Common Stock – 98.5%
Advanced Materials/Production – 2.1%
1,042,699	STR Holdings, Inc.*	$19,998,967
Applications Software – 5.6%
1,812,173	Microsoft Corp.	45,956,707
301,380	Quest Software, Inc.*	7,652,038
		53,608,745
Cable Television – 0.2%
2,282	Jupiter Telecommunications Co., Ltd.**	2,241,936
Casino Services – 0.7%
431,185	International Game Technology	6,998,133
Commercial Services – 0.9%
97,560	Iron Mountain, Inc.	3,046,799
542,354	Live Nation, Inc.*	5,423,540
		8,470,339
Communications Software – 2.7%
1,097,980	SolarWinds, Inc.*	25,758,611
Computer Aided Design – 1.0%
176,205	ANSYS, Inc.*	9,548,549
Computer Services – 1.7%
99,313	International Business Machines Corp.	16,194,971
Computer Software – 0.6%
286,860	Cornerstone OnDemand, Inc.*	5,229,458
Computers – 1.7%
46,584	Apple, Inc.*,**	16,232,195
Computers – Integrated Systems – 2.5%
476,570	Terdata Corp.*	24,162,099
Computers – Memory Devices – 1.2%
360,610	EMC Corp.*	9,574,195
32,800	NetApp, Inc.*	1,580,304
		11,154,499
Computers – Peripheral Equipment – 0.6%
312,386	Logitech International S.A.*	5,627,167
Consulting Services – 1.4%
318,742	Gartner, Inc.*	13,281,979
E-Commerce/Products – 1.0%
53,875	Amazon.com, Inc.*	9,704,504
E-Commerce/Services – 4.5%
288,935	Ctrip.com International, Ltd.*	11,987,913
830,083	eBay, Inc.*,**	25,765,777
22,840	Netflix, Inc.*	5,420,617
		43,174,307
Educational Software – 1.2%
324,485	Blackboard, Inc.*	11,759,336
Electric Products – Miscellaneous – 1.0%
102,115	LG Electronics, Inc.	9,776,671
Electronic Components – Miscellaneous – 4.2%
1,133,939	TE Connectivity, Ltd. (U.S. Shares)	39,483,756
Electronic Components – Semiconductors – 4.6%
4,410,112	ON Semiconductor Corp.*	43,527,805
Electronic Connectors – 3.0%
526,027	Amphenol Corp. – Class A	28,610,609
Electronic Forms – 1.9%
552,710	Adobe Systems, Inc.*	18,327,864
Electronics – Military – 1.0%
340,258	Ultra Electronics Holdings PLC**	9,398,246
Energy – Alternate Sources – 0.3%
18,245	First Solar, Inc.*	2,934,526
Enterprise Software/Services – 11.3%
318,320	Advent Software, Inc.*	9,126,234
737,107	Autonomy Corp. PLC*,**	18,787,101
144,704	Aveva Group PLC**	3,748,508
437,550	Oracle Corp.**	14,601,043
1,028,985	QLIK Technologies, Inc.*	26,753,610
503,881	Temenos Group A.G.*	19,097,211
814,000	Totvs S.A.**	15,637,539
		107,751,246
Industrial Automation and Robotics – 2.2%
139,800	Fanuc, Ltd.**	21,165,007
Internet Applications Software – 2.8%
1,014,090	Vocus, Inc.*,£	26,224,367
Internet Content – Entertainment – 0.7%
144,900	Youku.com, Inc.*	6,884,199
Internet Infrastructure Software – 0.8%
232,445	AsiaInfo Holdings, Inc.*	5,032,434
90,575	Tibco Software, Inc.*	2,468,169
		7,500,603
Medical – Biomedical and Genetic – 4.1%
365,111	Celgene Corp.*	21,004,836
59,439	Gilead Sciences, Inc.*	2,522,591
387,243	Myriad Genetics, Inc.*	7,802,946
168,020	Vertex Pharmaceuticals, Inc.*	8,053,199
		39,383,572
Medical Information Systems – 1.9%
409,975	athenahealth, Inc.*	18,502,172
Networking Products – 3.9%
1,356,831	Cisco Systems, Inc.	23,269,652
326,125	Juniper Networks, Inc.*	13,723,340
		36,992,992
Semiconductor Components/Integrated Circuits – 4.1%
2,543,325	Atmel Corp.*	34,665,519
1,711,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,109,427
		38,774,946
Semiconductor Equipment – 2.8%
239,754	ASML Holding N.V.	10,565,592
277,010	Lam Research Corp.*	15,695,386
		26,260,978
Telecommunication Equipment – 1.7%
586,885	Alcatel Lucent (ADR)*	3,409,802
2,381,855	Tellabs, Inc.	12,480,920
		15,890,722
Telecommunication Equipment – Fiber Optics – 1.2%
150,855	Ciena Corp.*	3,916,196
296,940	Finisar Corp.*	7,304,724
		11,220,920

See Notes to Schedules of Investments and Financial Statements.

58 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amount		Value

Telecommunication Services – 3.9%
1,300,765	Amdocs, Ltd. (U.S. Shares)*,**	$37,527,070
Television – 1.7%
632,157	CBS Corp. – Class B	15,829,211
Toys – 0.8%
26,560	Nintendo Co., Ltd.**	7,176,566
Transactional Software – 1.3%
401,930	Longtop Financial Technologies, Ltd. (ADR)*	12,628,641
Web Portals/Internet Service Providers – 3.9%
651,364	AOL, Inc.*	12,721,139
42,125	Google, Inc. – Class A*	24,694,096
		37,415,235
Wireless Equipment – 3.8%
328,964	Crown Castle International Corp.*	13,997,418
351,582	QUALCOMM, Inc.**	19,277,241
192,120	Telefonaktiebolaget L.M. Ericsson (ADR)	2,470,663
		35,745,322

Total Common Stock (cost $771,823,671)		938,079,041

Purchased Option – Call – 0.3%
2,290	Vertex Pharmaceuticals, Inc. expires April 2011 exercise price $38.00 (premiums paid $977,601)	2,295,437

Money Market – 2.2%
20,997,073	Janus Cash Liquidity Fund LLC, 0% (cost $20,997,073)	20,997,073

Total Investments (total cost $793,798,345) – 101.0%		961,371,551

Security Sold Short – (0.7)%
Common Stock Sold Short – (0.7)%
Electronic Components – Semiconductors – (0.7)%
146,595	Cree, Inc.* (proceeds $9,978,470)	(6,766,825)

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(2,485,617)

Net Assets – 100%		$952,119,109

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$15,637,539	1.6%
Cayman Islands	31,500,753	3.3%
France	3,409,802	0.3%
Guernsey	37,527,070	3.9%
Japan	30,583,509	3.2%
Netherlands	10,565,592	1.1%
South Korea	9,776,671	1.0%
Sweden	2,470,663	0.3%
Switzerland	64,208,134	6.7%
Taiwan	4,109,427	0.4%
United Kingdom	31,933,855	3.3%
United States††	719,648,536	74.9%

Total	$961,371,551	100.0%

††	Includes Cash Equivalents (72.7% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(6,766,825)	100.0%

Total	$(6,766,825)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Brazilian Real 5/6/11	10,200,000	$6,210,787	$(173,498)
British Pound 5/6/11	1,595,000	2,557,349	28,959
Japanese Yen 5/6/11	600,000,000	7,216,474	115,532

		15,984,610	(29,007)

HSBC Securities (USA), Inc.:
British Pound 5/12/11	847,000	1,357,901	17,695
Japanese Yen 5/12/11	609,000,000	7,325,038	176,255

		8,682,939	193,950

JPMorgan Chase & Co.:
British Pound 4/28/11	2,000,000	3,207,081	36,839
Japanese Yen 4/28/11	685,000,000	8,238,365	(11,569)

		11,445,446	25,270

Total		$36,112,995	$190,213

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 59

Janus International Equity Fund (unaudited)

Fund Snapshot
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 8.99% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the MSCI EAFE Index, returned 10.20%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 10.85% during the period.

Strategy Overview

The MSCI EAFE Index recorded its strongest gains early in the period as investor fears over a double-dip recession eased and global growth was stronger than expected. Within Europe, improving macroeconomic data in the Northern European countries and Germany as well as indications that sovereign debt issues may not negatively impact the overall European economy helped investor sentiment. The Index also managed modest gains during the second half of the period despite unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan that damaged nuclear reactors and led to fears of radiation contamination.

While we are continuing to assess the situation in Japan, we feel there are a number of implications. From an industrials standpoint, we think the impact will be limited since most of the country’s manufacturing industry is concentrated further south than the impacted area. However, economically and financially the impact could be severe. Sendai, the logistics hub for the Northeast region, was cut off by water, and we expect the country’s 200% debt to gross domestic product ratio will have to rise meaningfully in the rebuilding effort. Our holdings and underweight in Japan combined were the largest contributors on a country basis to the Fund’s relative performance during the period. This was more than offset by our holdings and overweight in Hong Kong, which were the largest relative detractors during the period.

Earlier, the geopolitical turmoil in the Middle East and North Africa led to a spike in oil prices; this helped the Fund’s performance since we were overweight in energy and none of our energy holdings have meaningful exposure to Middle East production. However, given the uprisings we cannot rule out the possibility of further increases in oil. We estimate that a sustained oil price above $130 per barrel would have a negative impact on global GDP growth, particularly for large importers like Korea, Japan, India, Spain, Italy and Greece. During the period, we added Gazprom, a Russian natural gas producer, and Eurasia Drilling Co., which we consider a leader in increasing the use of horizontal drilling in Russia.

In Europe, we saw several positive developments in terms of liquidity facilities and the European Central Bank’s approach to dealing with the region’s sovereign debt crisis. Chiefly, rates will likely be lowered for Greece; the European Financial Stability Fund has been increased; and governments are now allowed to buy secondary sovereign securities. These measures should enable sovereign nations that are having liquidity problems to service short-term debt and to bridge the crisis until they are on more stable economic grounds.

Slightly stronger bank stress tests also provided investors with more transparency to further alleviate fears that numerous banks in Europe will require additional capital. Finally, the Spanish government released a report stating that its savings banks will require 15 billion Euros in additional capital. While that number appears low to us, it does represent the immediate shortfall in capital for those companies and is leading to increased consolidation, which should reduce the amount of capital needed from the government. Despite the sector’s strong relative performance during the second half of the period, it underperformed for the entire six months. On a sector basis, our holdings and overweight in financials were the largest relative detractors from performance. This was partially offset by our information technology holdings, which substantially outperformed those within the Index.

Emerging markets were negatively impacted by fears over inflation. We expect interest rates will continue to rise in countries like Brazil and India as governments try to bring inflation under control. During the quarter, one of our

60 | MARCH 31, 2011

(unaudited)

China real estate holdings Hang Lung Properties was negatively impacted by these moves but we continue to like its long-term prospects. We took advantage of the weakening market environment to add to current positions and initiate new positions in emerging markets.

Meanwhile, we lowered our industrials weighting based on our expectation that industrial earnings have reached a peak. Within Germany, the IFO business confidence index reached a new high, which historically has correlated to a decline in industrial stocks.1 In the consumer staples sector, our concerns over inflation proved warranted. Gross margins in consumer staples came under pressure, which led to the sector’s underperformance relative to the Index. Our underweight in staples helped our relative performance as did our overweight in tobacco names, which generally are not impacted by inflationary pressures.

Performance Overview

Individual detractors included U.K.-based Lloyds Banking Group, which was negatively impacted by expectations for lagging economic growth in Europe. Based on our belief that economic conditions in the U.K. will remain weak for some time, we exited the name.

Banco Bilbao Vizcaya Argentaria (BBVA) also weighed on performance. We like the Spain-based bank for its conservative management and that the bank has historically generated higher returns on equity than peers. We also appreciate that approximately half of BBVA’s profits come from fast-growing Latin American countries.

Hong Kong-based logistics and outsourcing firm Li & Fung was negatively impacted by an earnings report that missed Wall Street estimates. We continue to believe the company has open-ended opportunities to supply companies like Wal-Mart. We feel the market continues to underestimate the growth prospects from this trend.

Contributors included ASML Holdings, the leading producer of next generation semiconductor manufacturing equipment that is building its market lead in our view. In addition, BHP Billiton, the world’s largest mining company, benefited from higher commodity prices and the end of its bid to buy Potash Corp. of Saskatchewan for which investors feared it would overpay. We like the company for its world-class mines.

BG Group, a U.K. energy company, received a boost from spiking oil and gas prices during the period. We do not feel the market is giving BG Group credit for its large oil resources in Brazil and its reserve potential. In addition, we believe the company can do well in a variety of pricing environments for oil and natural gas given its trading business.

Outlook

Looking ahead, we continue to seek companies in which we think the market has underestimated earnings growth. We believe the global recovery remains on track with many emerging markets continuing to show robust growth. China’s rapid growth rate, however, has slowed somewhat with food inflation moderating rapidly, which may allow the government to ease its tightening measures.

Our stock picking remains focused on our key themes – companies that can capitalize on Asian purchasing power, outsourcing, asset reflation, globalization, industry consolidation and improving standard of living in emerging markets.

Thank you for your investment in Janus International Equity Fund.

1The IFO Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies.

Janus Global & International Funds | 61

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

ASML Holding N.V.	0.68%
BHP Billiton, Ltd.	0.64%
BG Group PLC	0.61%
ARM Holdings PLC	0.50%
Fortum Oyj	0.43%

5 Bottom Performers – Holdings

Contribution

Banco Bilbao Vizcaya Argentaria S.A.	–0.28%
Lloyds Banking Group PLC	–0.28%
Li & Fung, Ltd.	–0.26%
Hang Lung Properties, Ltd.	–0.23%
BM&F Bovespa S.A.	–0.23%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Energy	2.85%	10.98%	7.91%
Information Technology	2.09%	8.38%	4.88%
Materials	2.05%	10.78%	11.03%
Industrials	1.62%	12.32%	12.59%
Consumer Discretionary	0.58%	13.21%	10.42%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Financials	–0.35%	26.99%	24.39%
Health Care	0.04%	4.12%	8.17%
Consumer Staples	0.17%	8.56%	9.90%
Utilities	0.43%	1.42%	5.09%
Telecommunication Services	0.48%	3.24%	5.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

62 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Fanuc, Ltd. Industrial Automation and Robotics	2.6%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	2.5%
Kuehne + Nagel International A.G. Transportation – Services	2.3%
Japan Tobacco, Inc. Tobacco	2.3%
Li & Fung, Ltd. Distribution/Wholesale	2.3%

12.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 9.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011				per the January 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	8.84%	12.87%	5.01%	1.34%	1.34%
MOP	2.62%	6.40%	3.59%

Janus International Equity Fund – Class C Shares
NAV	8.33%	12.00%	4.10%	2.13%	2.13%
CDSC	7.25%	10.88%	4.10%

Janus International Equity Fund – Class D Shares(1)	8.84%	13.20%	5.23%	1.16%	1.16%

Janus International Equity Fund – Class I Shares	8.99%	13.25%	5.27%	0.99%	0.99%

Janus International Equity Fund – Class R Shares	8.63%	12.49%	4.43%	1.71%	1.71%

Janus International Equity Fund – Class S Shares	8.70%	12.78%	5.11%	1.46%	1.46%

Janus International Equity Fund – Class T Shares	8.88%	13.15%	5.10%	1.26%	1.26%

Morgan Stanley Capital International EAFE® Index	10.20%	10.42%	–0.65%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	10.85%	13.15%	1.94%

Lipper Quartile – Class I Shares	–	2nd	1st

Lipper Ranking – based on total return for International Funds	–	499/1,309	17/901

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

64 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults to borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Equity Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of

Janus Global & International Funds | 65

Janus International Equity Fund (unaudited)

Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

66 | MARCH 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,088.40	$6.40

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,084.30	$10.24

Hypothetical (5% return before expenses)	$1,000.00	$1,015.11	$9.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,089.30	$6.46

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,089.90	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,086.30	$8.53

Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,087.00	$7.23

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,088.80	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.97% for Class C Shares, 1.24% for Class D Shares, 0.91% for Class I Shares, 1.64% for Class R Shares, 1.39% for Class S Shares and 1.14% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 67

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 96.0%
Agricultural Chemicals – 1.0%
46,827	Potash Corporation of Saskatchewan, Inc.	$2,763,141
Airlines – 1.8%
131,461	Deutsche Lufthansa A.G.	2,785,806
78,166	Ryanair Holdings PLC (ADR)*	2,173,015
		4,958,821
Automotive – Cars and Light Trucks – 2.2%
1,495,000	Isuzu Motors, Ltd.	5,914,562
Building Products – Doors and Windows – 1.2%
1,140,000	Nippon Sheet Glass Co., Ltd.	3,290,043
Cable Television – 0.6%
32,820	Kabel Deutschland Holding A.G.*	1,739,313
Cellular Telecommunications – 2.2%
2,145,037	Vodafone Group PLC	6,072,742
Chemicals – Diversified – 2.8%
58,987	K+S A.G.	4,452,527
80,805	LyondellBasell Industries N.V.*	3,195,838
		7,648,365
Chemicals – Specialty – 0.8%
1,417,000	Huabao International Holdings, Ltd.	2,178,795
Commercial Banks – 8.3%
571,168	Banco Bilbao Vizcaya Argentaria S.A.	6,928,767
445,900	Banco Santander Brasil S.A.	5,410,147
1,139,500	China Merchants Bank Co., Ltd.	3,157,017
410,495	DBS Group Holdings, Ltd.	4,768,804
97,817	Standard Chartered PLC	2,537,054
		22,801,789
Commercial Services – 1.0%
109,825	Aggreko PLC	2,776,277
Distribution/Wholesale – 2.8%
96,960	Adani Enterprises, Ltd.	1,449,399
1,218,000	Li & Fung, Ltd.	6,240,091
		7,689,490
Diversified Banking Institutions – 4.7%
83,754	Credit Suisse Group A.G.	3,560,138
468,194	HSBC Holdings PLC	4,813,813
134,264	UBS A.G.*	2,409,791
814,063	UniCredit SpA	2,011,741
		12,795,483
Diversified Minerals – 1.6%
93,617	BHP Billiton, Ltd.	4,507,464
E-Commerce/Services – 1.9%
123,945	Ctrip.com International, Ltd.*	5,142,478
Electric – Integrated – 1.7%
137,175	Fortum Oyj	4,657,248
Electronic Components – Semiconductors – 0.9%
272,708	ARM Holdings PLC	2,515,191
Electronic Connectors – 1.6%
39,500	Hirose Electric Co., Ltd.	4,255,892
Electronic Measuring Instruments – 1.2%
12,400	Keyence Corp.	3,174,555
Enterprise Software/Services – 1.1%
117,444	Autonomy Corp. PLC*	2,993,368
Finance – Other Services – 1.5%
187,400	Hong Kong Exchanges & Clearing, Ltd.	4,071,661
Food – Catering – 0%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Miscellaneous/Diversified – 1.4%
59,906	Groupe Danone	3,912,837
Food – Wholesale/Distribution – 1.6%
1,967,000	Olam International, Ltd.	4,370,417
Industrial Automation and Robotics – 2.6%
47,500	Fanuc, Ltd.	7,191,258
Industrial Gases – 1.2%
20,648	Linde A.G.	3,260,811
Life and Health Insurance – 4.0%
1,677,000	AIA Group, Ltd.*	5,163,616
514,083	Prudential PLC	5,825,735
		10,989,351
Medical – Drugs – 2.2%
70,260	Novartis A.G.	3,812,190
125,000	Shionogi & Co., Ltd.	2,132,937
		5,945,127
Medical – Generic Drugs – 2.0%
106,500	Teva Pharmaceutical S.P. (ADR)	5,343,105
Metal – Diversified – 2.2%
85,637	Rio Tinto PLC	6,015,084
Multi-Line Insurance – 1.5%
313,822	ING Groep N.V.*	3,971,468
Multimedia – 1.5%
335,609	WPP PLC	4,136,974
Oil – Field Services – 2.5%
237,525	AMEC PLC	4,545,222
68,808	Eurasia Drilling Co., Ltd. (ADR)	2,339,472
		6,884,694
Oil Companies – Exploration and Production – 5.2%
388,235	Cairn Energy PLC*	2,877,637
175,770	Gazprom OAO	5,689,675
388	INPEX Corp.	2,944,059
121,802	Tullow Oil PLC	2,828,970
		14,340,341
Oil Companies – Integrated – 5.3%
204,057	BG Group PLC	5,076,550
126,660	Petroleo Brasileiro S.A. (ADR)	5,120,864
71,592	Total S.A.	4,357,584
		14,554,998
Oil Refining and Marketing – 2.1%
110,710	Petroplus Holdings A.G.*	1,748,307
166,477	Reliance Industries, Ltd.	3,916,820
		5,665,127
Real Estate Management/Services – 0.9%
147,000	Mitsubishi Estate Co., Ltd.	2,487,121
Real Estate Operating/Development – 2.7%
380,270	DLF, Ltd.	2,290,234
1,167,000	Hang Lung Properties, Ltd.	5,108,616
		7,398,850

See Notes to Schedules of Investments and Financial Statements.

68 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Retail – Apparel and Shoe – 0.7%
15,700	Fast Retailing Co., Ltd.	$1,965,332
Retail – Consumer Electronics – 1.4%
58,030	Yamada Denki Co., Ltd.	3,914,722
Retail – Jewelry – 1.2%
6,272,000	Hengdeli Holdings, Ltd.	3,306,018
Semiconductor Equipment – 2.0%
122,153	ASML Holding N.V.	5,383,096
Soap and Cleaning Preparations – 1.2%
66,657	Reckitt Benckiser Group PLC	3,423,516
Steel – Producers – 1.0%
75,732	ArcelorMittal	2,739,131
Tobacco – 3.7%
125,396	Imperial Tobacco Group PLC	3,875,884
1,732	Japan Tobacco, Inc.	6,258,610
		10,134,494
Transportation – Railroad – 1.3%
45,889	Canadian National Railway Co.	3,463,455
Transportation – Services – 2.3%
45,525	Kuehne + Nagel International A.G.	6,371,120
Wire and Cable Products – 1.4%
177,198	Prysmian SpA	3,801,476

Total Common Stock (cost $223,806,827)		262,916,601

Money Market – 3.0%
8,199,288	Janus Cash Liquidity Fund LLC, 0% (cost $8,199,288)	8,199,288

Total Investments (total cost $232,006,115) – 99.0%		271,115,889

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		2,637,587

Net Assets – 100%		$273,753,476

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,507,464	1.7%
Bermuda	8,418,886	3.1%
Brazil	10,531,011	3.9%
Canada	6,226,596	2.3%
Cayman Islands	10,787,968	4.0%
China	3,157,017	1.2%
Finland	4,657,248	1.7%
France	8,270,421	3.0%
Germany	12,238,457	4.5%
Hong Kong	14,343,893	5.3%
India	7,656,453	2.8%
Ireland	2,173,015	0.8%
Israel	5,343,105	2.0%
Italy	5,813,217	2.1%
Japan	43,529,091	16.1%
Jersey	4,136,974	1.5%
Luxembourg	2,739,131	1.0%
Netherlands	12,550,402	4.6%
Russia	5,689,675	2.1%
Singapore	9,139,221	3.4%
Spain	6,928,767	2.6%
Switzerland	17,901,546	6.6%
United Kingdom	56,177,043	20.7%
United States††	8,199,288	3.0%

Total	$271,115,889	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 69

Janus Overseas Fund (unaudited)

Fund Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance

Janus Overseas Fund’s Class T Shares returned 7.94% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 10.85%, and its secondary benchmark, the MSCI EAFE Index, returned 10.20% during the period.

Economic Update

The turmoil in the Middle East and North Africa and the tragic natural disaster in Japan notwithstanding, the global economic recovery had been reasonably strong, creating a positive environment for equities and other risk assets. Although emerging markets generally underperformed during the period, they have stood out as pillars of economic strength. Globalization, urbanization and infrastructure development remain powerful structural drivers of growth in emerging economies. In addition, China has significant capacity to use fiscal spending to support its economy in the case of another global downturn. In recent months, it has had to intervene to try to control rising property prices and inflation pressures.

Sovereign balance sheets, particularly for European countries, remain a focus for the markets. Clearly, significant risks still exist for Greece and other over-leveraged countries and sovereign financing difficulties could impact global markets. Yet I believe that measures taken by key European countries to address government finances are important positive steps toward long-term benefits. The U.S. and Japan eventually will be forced to tackle difficult fiscal questions to stabilize their own government finances, I believe.

Strategy Overview

I believe in driving returns through stock selection with a long-term view. In the recent months, however, many of these picks did not perform well. The sharp rise in oil prices hurt our performance. Our holdings in autos and airlines feel the pinch of higher oil prices while other names are economically sensitive. India’s fiscal health as a country is vulnerable to sustained high oil prices and our exposure there hurt relative performance.

Our holdings in Brazilian homebuilders and global financial companies were negatively impacted by what I view as higher risk aversion in light of the unrest in the Middle East.

While the short-term performance is disappointing, we are sticking to our process of finding undervalued opportunities in great long-term growth companies or in special situations, which I define as businesses significantly improving their operations, competitive advantages and return characteristics. With these stocks, such as airlines, auto companies, refiners and financial companies, I believe that the market misunderstands the value of these franchises and that structural changes, such as capacity reductions, will lead to higher than expected medium term profitability even though revenue growth may be limited.

Although it is within the guidelines of the Fund, our positions in the U.S. warrant discussion. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a much greater number of special situations and many of them happened to be U.S.-based. As a result, the Fund’s U.S. exposure increased significantly.

Emerging market stocks remain an important part of the Fund. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will continue to offer some of the most exciting opportunities for investment in great growth companies.

Detractors from Performance

On a geographic basis, our holdings and overweights in Hong Kong, India and Brazil weighed the most on relative performance. On a sector basis, our investments in

70 | MARCH 31, 2011

(unaudited)

industrial, financial and consumer discretionary companies weighed on relative performance.

Delta Air Lines and International Airlines Group (IAG) were among our airline holdings that were negatively impacted by rising oil prices. We believe Delta will benefit from capacity reductions by legacy carriers, cost-cutting initiatives, balance sheet restructuring and gradual recovery of business and premium customers. Our shares in British Airways were converted into holding company IAG following the merger between British Airways and Iberia. We feel the new entity will benefit from cost-cutting and the rebound in trans-Atlantic business travel as a result of an improved global economy.

Leading Brazilian homebuilder Cyrela Brazil Realty’s shares also declined significantly during the period. We believe Cyrela is well positioned to benefit from increased demand for housing in Brazil due to the country’s strong economic growth and government initiatives to encourage low-cost housing.

Contributors to Performance

Stock selection in the U.K. and the Netherlands made these nations the largest relative contributors on a country basis while by our holdings and underweight in Japan also helped. On a sector basis, our investments in information technology, health-care and utility companies were the largest relative contributors.

Valero Energy’s shares rallied sharply during the period. We owned the U.S. refiner because of an attractive valuation and an expectation of better refining margins.

U.K.-based ARM Holdings, a long-term holding, was the second largest contributor to performance during the period. Competitive advantages in designing low-power semiconductor processors and widespread acceptance from semiconductor customers positioned the company to grow rapidly in a wide variety of end markets, such as smartphones, autos and appliances.

ASML Holdings also significantly contributed to performance. The leading producer of next generation semiconductor manufacturing equipment has experienced strong order growth, driven by global growth, particularly in memory semiconductors used in mobile devices.

We employed currency forwards, swaps and options during the period. We use these instruments to attempt to hedge some risks, to gain access to markets where direct access is limited, or to opportunistically establish positions quickly. In aggregate these positions slightly contributed to relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

During good markets, but especially during difficult ones, conviction in our investments is critical. When we underperform, I am especially intent on raising my conviction in my portfolio holdings. I rely on our team’s tremendous, in-depth fundamental research. I strive to move to the top of the portfolio the opportunities where I have the greatest conviction in the long-term prospects.

I remain optimistic about the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is through high-conviction, long-term investments in what I consider to be world-class companies with exciting prospects and undeservedly low valuations.

Thank you for your continued investment in Janus Overseas Fund.

Janus Global & International Funds | 71

Janus Overseas Fund (unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Valero Energy Corp.	1.67%
ARM Holdings PLC	1.43%
ASML Holding N.V.	1.20%
Ford Motor Co.	0.82%
Valeant Pharmaceuticals International, Inc.	0.80%

5 Bottom Performers – Holdings

Contribution

Delta Air Lines, Inc.	–0.53%
Cyrela Brazil Realty S.A.	–0.49%
International Consolidated Airlines Group S.A.	–0.48%
Li & Fung, Ltd.	–0.43%
Reliance Capital, Ltd.	–0.40%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Information Technology	3.57%	12.65%	6.57%
Energy	3.03%	13.89%	10.97%
Health Care	0.80%	2.24%	5.86%
Materials	0.69%	4.52%	12.80%
Consumer Discretionary	0.43%	19.17%	9.08%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	–0.42%	14.86%	10.77%
Consumer Staples	–0.25%	3.26%	8.56%
Telecommunication Services	–0.12%	0.25%	5.85%
Utilities	0.12%	0.21%	4.39%
Financials	0.25%	28.95%	25.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

72 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Li & Fung, Ltd. Distribution/Wholesale	5.7%
Reliance Industries, Ltd. Oil Refining and Marketing	5.5%
Bank of America Corp. Diversified Banking Institutions	4.4%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	4.1%
Ford Motor Co. Automotive – Cars and Light Trucks	4.0%

23.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 25.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Global & International Funds | 73

Janus Overseas Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	7.89%	11.24%	9.66%	11.10%	12.90%	1.07%	1.07%
MOP	1.69%	4.85%	8.37%	10.44%	12.50%

Janus Overseas Fund – Class C Shares
NAV	7.48%	10.50%	8.74%	10.34%	12.16%	1.85%	1.85%
CDSC	6.41%	9.40%	8.74%	10.34%	12.16%

Janus Overseas Fund – Class D Shares(1)	7.99%	11.46%	9.82%	11.23%	13.00%	0.87%	0.87%

Janus Overseas Fund – Class I Shares	8.05%	11.58%	9.79%	11.22%	12.99%	0.80%	0.80%

Janus Overseas Fund – Class R Shares	7.67%	10.81%	9.13%	10.65%	12.48%	1.48%	1.48%

Janus Overseas Fund – Class S Shares	7.82%	11.10%	9.44%	10.91%	12.72%	1.22%	1.22%

Janus Overseas Fund – Class T Shares	7.94%	11.35%	9.79%	11.22%	12.99%	0.98%	0.98%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	10.85%	13.15%	3.59%	7.41%	N/A**

Morgan Stanley Capital International EAFE® Index	10.20%	10.42%	1.30%	5.39%	5.01%

Lipper Quartile – Class T Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	779/1,309	2/804	12/463	2/99

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

74 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 14.0% of its investments in Indian securities as of March 31, 2011, and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Janus Global & International Funds | 75

Janus Overseas Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

76 | MARCH 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,078.90	$5.44

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,075.00	$9.10

Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,079.90	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,080.50	$3.94

Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,076.90	$7.51

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,078.40	$6.22

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,079.60	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.76% for Class C Shares, 0.83% for Class D Shares, 0.76% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 77

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Common Stock – 98.3%
Agricultural Chemicals – 2.7%
6,703,095	Potash Corporation of Saskatchewan, Inc.	$395,532,401
96,075	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,661,700
		401,194,101
Agricultural Operations – 0.8%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.£	117,039,154
Airlines – 9.3%
43,773,061	Delta Air Lines, Inc.*,**,£	428,975,998
16,858,794	Deutsche Lufthansa A.G.	357,256,793
70,098,125	International Consolidated Airlines Group S.A.*,£	255,233,453
15,661,963	United Continental Holdings, Inc.*	360,068,529
		1,401,534,773
Audio and Video Products – 0.2%
784,000	Sony Corp.**	25,115,152
Automotive – Cars and Light Trucks – 4.0%
40,155,666	Ford Motor Co.*,**	598,720,980
Building – Residential and Commercial – 1.0%
18,641,000	MRV Engenharia e Participacoes S.A.	149,182,830
Casino Hotels – 0.6%
10,748,663	Crown, Ltd.	90,589,237
Chemicals – Diversified – 1.0%
2,006,867	K+S A.G.	151,484,732
Commercial Banks – 8.7%
33,159,396	Anglo Irish Bank Corp., Ltd.*,°° ,§	0
50,546,977	Banco Bilbao Vizcaya Argentaria S.A.	613,178,980
16,265,968	Commercial Bank of Ceylon PLC£	39,172,731
9,473,600	Hatton National Bank PLC	32,617,269
159,040,800	Mizuho Financial Group, Inc.**	263,920,520
7,836,326	Punjab National Bank, Ltd.	213,122,057
2,267,078	State Bank of India, Ltd.	140,595,443
		1,302,607,000
Computers – 1.1%
2,955,253	Research In Motion, Ltd. (U.S. Shares)*	167,178,662
Distribution/Wholesale – 8.4%
27,053,881	Adani Enterprises, Ltd.	404,412,747
167,762,090	Li & Fung, Ltd.	859,483,343
		1,263,896,090
Diversified Banking Institutions – 9.5%
49,910,407	Bank of America Corp.**	665,305,725
6,010,803	Deutsche Bank A.G.	353,338,665
2,109,970	Julius Baer Group, Ltd.	91,595,953
127,766,657	UniCredit SpA	315,741,441
		1,425,981,784
Diversified Operations – 0.8%
3,768,000	Aitken Spence & Co. PLC	5,540,875
75,292,535	Melco International Development, Ltd.*,£	51,303,040
1,219,723	Orascom Development Holding A.G.*	56,854,873
		113,698,788
Diversified Operations – Commercial Services – 1.1%
64,902,100	John Keells Holdings PLC£	167,944,548
Electric – Integrated – 0.9%
7,463,500	Centrais Eletricas Brasileiras S.A.	140,040,670
Electric Products – Miscellaneous – 1.1%
1,736,198	LG Electronics, Inc.	166,226,671
Electronic Components – Semiconductors – 2.0%
33,180,145	ARM Holdings PLC£	306,021,163
Enterprise Software/Services – 1.1%
6,580,185	Autonomy Corp. PLC*	167,713,236
Finance – Investment Bankers/Brokers – 2.5%
71,826,900	Nomura Holdings, Inc.**	375,717,911
Finance – Mortgage Loan Banker – 0.5%
4,423,870	Housing Development Finance Corp.	69,567,563
Food – Catering – 0%
24,630,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Meat Products – 0.5%
19,147,800	JBS S.A.	68,757,956
Hotels and Motels – 1.8%
102,807,165	Shangri-La Asia, Ltd.	265,665,250
Life and Health Insurance – 0.1%
5,125,015	MAX India, Ltd.*	18,361,093
Medical – Biomedical and Genetic – 0.9%
2,349,190	Celgene Corp.*	135,148,901
Metal – Diversified – 1.6%
8,597,779	Ivanhoe Mines, Ltd.*	235,880,049
Oil and Gas Drilling – 0.4%
7,191,180	Karoon Gas Australia, Ltd.*	53,244,864
Oil Companies – Exploration and Production – 2.5%
16,593,491	Cairn Energy PLC*	122,992,625
2,589,963	Niko Resources, Ltd.£	248,521,006
		371,513,631
Oil Companies – Integrated – 3.0%
11,176,174	Petroleo Brasileiro S.A. (ADR)**	451,852,715
Oil Refining and Marketing – 9.1%
5,798,026	Neste Oil OYJ	119,539,305
12,302,358	Petroplus Holdings A.G.*,£	194,275,965
34,905,979	Reliance Industries, Ltd.	821,257,290
7,830,770	Valero Energy Corp.	233,513,562
		1,368,586,122
Property and Casualty Insurance – 1.1%
12,182,579	Reliance Capital, Ltd.	159,324,309
Real Estate Management/Services – 0.1%
445,000	Mitsubishi Estate Co., Ltd.**	7,529,040
Real Estate Operating/Development – 8.6%
156,018,120	Ayala Land, Inc.	55,733,599
232,749,000	China Overseas Land & Investment, Ltd.	473,379,682
14,067,905	Cyrela Brazil Realty S.A.	133,446,393
3,506,511	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	29,867,334
30,825,408	DLF, Ltd.	185,650,669
60,235,000	Hang Lung Properties, Ltd.	263,682,521
26,506,160	PDG Realty S.A. Empreendimentos e Participacoes	148,781,436
		1,290,541,634

See Notes to Schedules of Investments and Financial Statements.

78 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Retail – Consumer Electronics – 0.7%
1,521,760	Yamada Denki Co., Ltd.**	$102,658,413
Retail – Miscellaneous/Diversified – 0.7%
9,327,414	SM Investments Corp.	111,567,824
Semiconductor Equipment – 2.8%
9,603,200	ASML Holding N.V.	423,198,322
Steel – Producers – 0.8%
1,943,424	ArcelorMittal	70,291,189
3,962,700	Tokyo Steel Manufacturing Co., Ltd.**	46,269,621
		116,560,810
Sugar – 1.9%
12,253,642	Bajaj Hindusthan, Ltd.£	19,538,774
1,149,300	Bajaj Hindusthan, Ltd. (GDR)(144A)	1,832,329
5,735,700	Cosan S.A. Industria e Comercio	89,274,330
14,108,974	Cosan, Ltd. – Class A£	182,005,765
		292,651,198
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	3
Telecommunication Services – 0.4%
1,341,165	Amdocs, Ltd. (U.S. Shares)*	38,692,610
11,583,898	Reliance Communications, Ltd.	27,966,060
		66,658,670
Toys – 1.9%
1,056,700	Nintendo Co., Ltd.**	285,522,475
Web Portals/Internet Service Providers – 2.1%
18,878,835	Yahoo!, Inc.*	314,332,603

Total Common Stock (cost $11,878,509,001)		14,741,010,927

Purchased Options – Calls – 0.2%
49,600	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	11,675,076
49,600	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	11,675,076
50,500	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	11,886,923

Total Purchased Options – Calls (premiums paid $32,787,644)		35,237,075

Money Market – 0.1%
12,882,000	Janus Cash Liquidity Fund LLC, 0% (cost $12,882,000)	12,882,000

Total Investments (total cost $11,924,178,645) – 98.6%		14,789,130,002

Cash, Receivables and Other Assets, net of Liabilities**– 1.4%		208,964,348

Net Assets – 100%		$14,998,094,350

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$143,834,101	1.0%
Bermuda	1,307,154,358	8.8%
Brazil	1,211,203,664	8.2%
Canada	1,052,773,821	7.1%
Cayman Islands	117,039,154	0.8%
Finland	119,539,305	0.8%
Germany	862,080,190	5.8%
Guernsey	38,692,610	0.3%
Hong Kong	788,365,243	5.3%
India	2,061,628,334	14.0%
Ireland	0	0.0%
Italy	315,741,441	2.1%
Japan	1,106,733,132	7.5%
Luxembourg	70,291,189	0.5%
Netherlands	423,198,322	2.9%
Philippines	167,301,423	1.1%
South Korea	166,226,671	1.1%
Spain	868,412,433	5.9%
Sri Lanka	245,275,423	1.7%
Switzerland	342,726,791	2.3%
United Kingdom	596,727,024	4.0%
United States††	2,784,185,373	18.8%

Total	$14,789,130,002	100.0%

††	Includes Cash Equivalents (18.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/6/11	42,650,000,000	$512,971,013	$9,301,067
HSBC Securities (USA), Inc.: Japanese Yen 5/12/11	38,080,000,000	458,025,372	11,497,732
JPMorgan Chase & Co.: Japanese Yen 4/28/11	32,500,000,000	390,871,309	(548,903)
RBC Capital Markets Corp.: Japanese Yen 4/7/11	25,200,000,000	303,035,965	5,416,586

Total		$1,664,903,659	$25,666,482

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 79

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Total Return Swaps outstanding at March 31, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs	17,714,475,954 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/16/11	$3,162,194
Morgan Stanley	6,979,701,563 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/29/11	(59,158,212)
Morgan Stanley	$108,375,109	Sberbank	1-month LIBOR plus 85 basis points	1/17/13	14,766,229
UBS A.G.	$108,985,319	Sberbank	1-month LIBOR plus 85 basis points	6/13/11	9,347,873

Total					$(31,881,916)

See Notes to Schedules of Investments and Financial Statements.

80 | MARCH 31, 2011

Janus Worldwide Fund (unaudited)

Fund Snapshot
Janus Worldwide Fund invests globally, seeking companies with competitive advantages that lead to high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research in an effort to deliver superior risk-adjusted results over the long-term.
George Maris portfolio manager

Performance

Janus Worldwide Fund’s Class T Shares returned 10.48% over the six-month period ended March 31, 2011, while its primary benchmark, the MSCI World Index, returned 14.18%. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 13.54%.

Management Change

George Maris was named portfolio manager of Janus Worldwide Fund effective March 14. He replaced Brent Lynn, who took over management of the Fund on an interim basis in May 2010. Maris joined Janus from Northern Trust, where he managed U.S., international and global large-cap strategies for institutional and retail clients. He has thirteen years of investment management experience including positions at Columbia Management Group, Putnam Investments and Northern Trust. Maris will work hand-in-hand with Janus’ team of equity analysts to identify the best ideas across sectors throughout the world.

Strategy Overview

The Fund’s objective is to generate consistent outperformance regardless of the market environment. My investment philosophy is to invest in companies where the market underestimates the underlying cash flow and earnings power. This investment discipline demands a thorough fundamental analysis of a company’s growth prospects, valuation and catalysts. I concentrate on factors including competitive positioning, industry structure, executive management, end market opportunities and balance sheet health. This analysis is vital in identifying the most promising growth opportunities. Our fundamental analysis drives our estimates of cash flow and earnings growth.

In addition to assessing growth prospects, I determine whether the market is materially underestimating a company’s prospects. Clearly earnings and cash flow growth matter, but measures such as capital intensity, working capital efficiency and financial leverage are also important. Valuations of similar companies matter as well.

While rigorous analysis of growth and valuation are critical to identifying attractive investments, I also use elements of behavioral finance to gain a better understanding of market dynamics and opportunities. The historical volatility of markets indicates recurring inefficiencies that disciplined investors can use to their advantage. As a result, the Fund will represent views that are frequently contrarian and go beyond shorter-term consensus views.

To be contrarian means you must be open-minded, not boxed in by labels. Forget artificial categories of growth, value or core, and instead find companies where the stock price does not reflect earnings power. I want the Fund to retain the flexibility to take advantage of the opportunities provided in both growth- and value-style led environments.

Most of the time, I do not plan to significantly overweight or underweight sectors in the Fund. I will take large industry and stock positions relative to the index. I want to generate consistently good performance from stock picking and avoid macro decisions where the precision needed seems too great for recurring success. Janus research, not an index, decides how I deploy capital.

Similarly, regional analysis generally will not be my predominant focus. With globalization, the majority of returns are attributable to industry exposures, not country of domicile. Certainly, for industries retaining more local characteristics, such as financials in fiscally-troubled countries, regional analysis is critical. At times, indiscriminate sell-offs, as we saw following the tragic earthquake and tsunami in Japan, may lead to establishing opportunistic positions. Country positioning, however, is an opportunistic, not recurring strategy.

As I look at markets – and generally attractive stock valuations – I think stock picking should matter a great deal. While Japan undertakes a massive reconstruction effort, it is also important to understand the evolving mindset among corporate managements to focus on profitability and not merely market share. In Europe, the

Janus Global & International Funds | 81

Janus Worldwide Fund (unaudited)

worst-case scenarios involving sovereign debt largely are behind us, although Greece, Ireland and Portugal struggle. The U.K.’s austerity measures should put the economy on better footing over the long-run. Meanwhile, the economies of Germany and France are doing well, and should continue to fare well relative to most other developed economies. The U.S. has a strong corporate sector, stable consumer and resurgent exports, despite its fiscally strapped public sector. Emerging markets too are maturing with better focus on returns on capital and corporate governance. Consequently, the period of relative calm after the volatility of the last few years argues for greater impact of company selection and greater value in our fundamental, bottom-up approach.

Performance Overview

I took over the portfolio on March 14 and tried to provide some perspective on my philosophy. Let us look back at first quarter performance, including a discussion of positions in place before I joined.

Our holdings in industrials, financials and consumers discretionary detracted the most from relative performance. Individually, Educomp Solutions declined significantly during the period. The Indian education company is transitioning its business model from subscription-based to license-based, which should increase both profits and growth opportunities in our view. We also consider India one of the world’s largest untapped opportunities, given the fact the Indian government is implementing policies that should lead to more schools in the country, which should benefit Educomp.

Another India-based company, Jain Irrigation Systems, was also among key detractors. We like the company’s market-leading position in India’s micro-irrigation systems, which are subsidized by the government. We feel these irrigation systems are the fastest way to improve yields and represent a large market opportunity, given the unpredictability of India’s monsoon season and that many farms don’t have simple water catchment systems.

Finally, networking giant Cisco Systems also traded down during the period after reporting disappointing earnings. We established a position during the period due to our appreciation of the company’s large market share and the increasing role of networking we see in technology.

Contributors included our holdings in health care, information technology and utilities. Our underweight in utilities also helped our relative performance. Individually, ASML Holdings was our most significant contributor. The leading producer of next generation semiconductor manufacturing equipment has experienced strong order growth, driven by global growth, particularly in memory semiconductors used in mobile devices. ASML continued to build its market lead.

Monsanto Co. also posted strong gains during the period. The U.S. company, which has benefited from strong agricultural commodity prices, is a worldwide provider of agricultural products for farmers. The company’s seeds, biotechnology trait products and herbicides provide farmers with solutions to produce foods for consumers and feed for animals.

In addition, Apple was among top contributors. We feel the computer and mobile device maker’s growth surge is in the early stages internationally. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Thank you for your continued support of Janus Worldwide Fund.

82 | MARCH 31, 2011

(unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

ASML Holding N.V.	0.99%
Monsanto Co.	0.67%
Apple, Inc.	0.61%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.56%
Energy Transfer Equity L.P.	0.55%

5 Bottom Performers – Holdings

Contribution

Educomp Solutions, Ltd.	–0.61%
Jain Irrigation Systems, Ltd.	–0.47%
Cisco Systems, Inc.	–0.38%
Lloyds Banking Group PLC	–0.27%
Li & Fung, Ltd.	–0.27%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	3.38%	20.70%	11.76%
Energy	3.06%	10.10%	11.00%
Materials	1.78%	7.91%	8.02%
Health Care	1.78%	9.62%	9.31%
Financials	1.06%	23.23%	20.34%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	–0.24%	7.45%	11.28%
Telecommunication Services	0.06%	1.74%	4.23%
Consumer Discretionary	0.19%	12.14%	10.33%
Utilities	0.21%	0.43%	4.00%
Consumer Staples	0.26%	6.68%	9.73%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 83

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	3.3%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.8%
Celgene Corp. Medical – Biomedical and Genetic	2.8%
Total S.A. Oil Companies – Integrated	2.7%
NVR, Inc. Building – Residential and Commercial	2.6%

14.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 7.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

84 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	11.95%	14.66%	2.09%	1.06%	8.74%	1.00%	1.00%
MOP	5.51%	8.06%	1.06%	0.54%	8.44%

Janus Worldwide Fund – Class C Shares
NAV	11.55%	13.73%	1.43%	0.42%	8.07%	1.86%	1.86%
CDSC	10.43%	12.59%	1.43%	0.42%	8.07%

Janus Worldwide Fund – Class D Shares(1)	10.54%	13.29%	2.11%	1.07%	8.74%	0.83%	0.83%

Janus Worldwide Fund – Class I Shares	12.09%	14.90%	2.09%	1.06%	8.74%	0.76%	0.76%

Janus Worldwide Fund – Class R Shares	11.71%	14.18%	1.81%	0.72%	8.38%	1.41%	1.41%

Janus Worldwide Fund – Class S Shares	11.86%	14.46%	2.07%	0.95%	8.61%	1.16%	1.16%

Janus Worldwide Fund – Class T Shares	10.48%	13.20%	2.09%	1.06%	8.74%	0.92%	0.92%

Morgan Stanley Capital International World IndexSM	14.18%	13.45%	2.08%	4.21%	6.77%

Morgan Stanley Capital International All Country World IndexSM	13.54%	14.08%	2.94%	5.04%	N/A**

Lipper Quartile – Class T Shares	–	3rd	3rd	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	361/647	189/354	179/180	8/19

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 85

Janus Worldwide Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

86 | MARCH 31, 2011

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective March 14, 2011, George Maris is portfolio manager of Janus Worldwide Fund.

*	The Fund’s inception date – May 15, 1991
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 87

Janus Worldwide Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,120.00	$5.60

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,115.50	$9.60

Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	$9.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,105.40	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,121.30	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,117.60	$7.66

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,118.80	$6.34

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,104.80	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

†	Expenses are equal to the annualized expense ratio of 1.06% for Class A Shares, 1.82% for Class C Shares, 0.86% for Class D Shares, 0.76% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

88 | MARCH 31, 2011

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Common Stock – 97.5%
Aerospace and Defense – 1.0%
321,360	General Dynamics Corp.	$24,603,322
Agricultural Chemicals – 5.6%
605,025	Monsanto Co.	43,719,106
321,640	Mosaic Co.	25,329,150
1,177,215	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	69,373,280
		138,421,536
Agricultural Operations – 0.6%
24,162,415	Chaoda Modern Agriculture Holdings, Ltd.	15,003,852
Automotive – Cars and Light Trucks – 0.8%
1,250,695	Ford Motor Co.*	18,647,862
Bicycle Manufacturing – 0.7%
369,800	Shimano, Inc.**	18,476,659
Building – Residential and Commercial – 2.6%
84,095	NVR, Inc.*	63,575,820
Cable Television – 0.9%
23,095	Jupiter Telecommunications Co., Ltd.**	22,689,532
Commercial Banks – 5.9%
6,606,859	Banco Bilbao Vizcaya Argentaria S.A.	80,146,971
18,741,915	Lloyds Banking Group PLC*	17,463,073
1,838,369	Standard Chartered PLC	47,681,295
		145,291,339
Commercial Services – 1.9%
1,866,940	Aggreko PLC	47,194,557
Computer Aided Design – 1.0%
461,324	ANSYS, Inc.*	24,999,148
Computers – 1.0%
71,726	Apple, Inc.*	24,992,925
Computers – Integrated Systems – 0.5%
241,900	Terdata Corp.*	12,264,330
Computers – Memory Devices – 0.5%
457,850	EMC Corp.*	12,155,918
Cosmetics and Toiletries – 0.7%
228,240	Colgate-Palmolive Co.	18,432,662
Distribution/Wholesale – 2.3%
11,239,550	Li & Fung, Ltd.	57,582,771
Diversified Banking Institutions – 6.9%
8,219,655	Citigroup, Inc.	36,330,875
424,065	Deutsche Bank A.G.	24,928,210
1,115,230	JPMorgan Chase & Co.	51,412,103
894,450	Morgan Stanley	24,436,374
533,328	Societe Generale – Class A	34,649,846
		171,757,408
Diversified Minerals – 1.1%
562,573	BHP Billiton, Ltd.	27,086,719
Diversified Operations – 1.3%
4,260,935	China Merchants Holdings International Co., Ltd.	17,995,155
1,835,400	Investimentos Itau S.A.	14,396,176
		32,391,331
Educational Software – 3.4%
1,482,285	Blackboard, Inc.*,£	53,718,009
3,234,040	Educomp Solutions, Ltd.	30,418,398
		84,136,407
Electric – Distribution – 0.3%
892,771	Equatorial Energia S.A.	6,953,318
Electric – Integrated – 1.0%
745,574	Fortum Oyj	25,313,089
Electronic Components – Miscellaneous – 1.0%
721,110	TE Connectivity, Ltd. (U.S. Shares)	25,109,050
Electronic Measuring Instruments – 1.6%
155,700	Keyence Corp.**	39,861,147
Enterprise Software/Services – 1.2%
491,418	Autonomy Corp. PLC*	12,525,074
424,462	Temenos Group A.G.*	16,087,211
		28,612,285
Finance – Investment Bankers/Brokers – 2.2%
10,585,300	Nomura Holdings, Inc.**	55,370,437
Finance – Mortgage Loan Banker – 0.9%
1,447,433	Housing Development Finance Corp.	22,761,606
Finance – Other Services – 0.6%
2,046,332	IG Group Holdings PLC	14,987,091
Food – Wholesale/Distribution – 1.5%
16,767,625	Olam International, Ltd.	37,255,475
Gold Mining – 0.9%
388,620	Newmont Mining Corp.	21,210,880
Hotels and Motels – 0.7%
6,424,000	Shangri-La Asia, Ltd.	16,600,337
Independent Power Producer – 1.6%
1,838,385	NRG Energy, Inc.*	39,598,813
Investment Management and Advisory Services – 0.4%
2,404,398	GP Investments, Ltd. (BDR)*	9,355,921
Life and Health Insurance – 2.7%
12,542,800	AIA Group, Ltd.*	38,620,272
2,500,229	Prudential PLC	28,333,308
		66,953,580
Medical – Biomedical and Genetic – 3.8%
1,184,560	Celgene Corp.*,**	68,147,737
523,165	Vertex Pharmaceuticals, Inc.*	25,075,298
		93,223,035
Medical – Drugs – 1.6%
1,630,649	GlaxoSmithKline PLC	31,112,168
501,100	Mitsubishi Tanabe Pharma Corp.**	8,134,740
		39,246,908
Medical – Generic Drugs – 0.7%
768,626	Mylan, Inc.*	17,424,751
Medical – HMO – 1.4%
479,470	Humana, Inc.*	33,534,132
Medical Instruments – 1.0%
480,552	St. Jude Medical, Inc.	24,633,096
Networking Products – 1.7%
2,424,565	Cisco Systems, Inc.	41,581,290

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 89

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Oil – Field Services – 2.1%
717,145	Baker Hughes, Inc.	$52,659,957
Oil Companies – Exploration and Production – 1.6%
373,465	Occidental Petroleum Corp.	39,023,358
Oil Companies – Integrated – 6.5%
1,205,808	BG Group PLC	29,998,207
1,326,975	Petroleo Brasileiro S.A. (ADR)	53,649,599
320,862	Petroleo Brasileiro S.A. (U.S. Shares)	11,403,435
1,089,997	Total S.A.	66,344,756
		161,395,997
Oil Field Machinery and Equipment – 0.8%
378,647	Dresser-Rand Group, Inc.*	20,303,052
Pharmacy Services – 1.1%
501,850	Medco Health Solutions, Inc.*	28,183,896
Pipelines – 2.4%
1,338,725	Energy Transfer Equity L.P.	60,242,625
Printing – Commercial – 1.2%
550,175	VistaPrint N.V. (U.S. Shares)*	28,554,083
Real Estate Operating/Development – 1.1%
6,238,435	Hang Lung Properties, Ltd.	27,309,144
Retail – Consumer Electronics – 1.4%
526,250	Yamada Denki Co., Ltd.**	35,500,992
Retail – Drug Store – 0.5%
312,165	Walgreen Co.	12,530,303
Retail – Major Department Stores – 1.0%
575,180	Nordstrom, Inc.	25,814,078
Rubber/Plastic Products – 1.3%
8,183,360	Jain Irrigation Systems, Ltd.	32,832,543
Schools – 1.2%
1,496,470	Estacio Participacoes S.A.	24,300,787
10,369,483	Raffles Education Corp., Ltd.	6,418,185
		30,718,972
Semiconductor Equipment – 0.8%
434,361	ASML Holding N.V.	19,141,624
Telecommunication Services – 1.5%
1,263,250	Amdocs, Ltd. (U.S. Shares)*	36,444,762
Telephone – Integrated – 1.1%
1,081,303	Telefonica S.A.	27,066,283
Tobacco – 2.9%
474,540	British American Tobacco PLC	19,044,320
14,407	Japan Tobacco, Inc.**	52,059,927
		71,104,247
Toys – 0.4%
36,900	Nintendo Co., Ltd.**	9,970,455
Transportation – Railroad – 0.5%
229,835	Kansas City Southern*	12,514,516
Transportation – Services – 1.5%
337,640	C.H. Robinson Worldwide, Inc.	25,029,253
86,953	Kuehne + Nagel International A.G.	12,168,875
		37,198,128
Wireless Equipment – 1.1%
298,536	Crown Castle International Corp.*	12,702,707
338,375	SBA Communications Corp. – Class A*	13,426,720
		26,129,427

Total Common Stock (cost $2,131,704,318)		2,413,928,781

Corporate Bond – 1.1%
Enterprise Software/Services – 1.1%
$15,150,000	Autonomy Corp. PLC 3.2500%, 3/4/15 (cost $23,977,560)	27,022,328

Warrant – 1.4%
Diversified Financial Services – 1.4%
2,026,056	JPMorgan Chase & Co.* (cost $21,780,102)	33,997,219

Money Market – 0.7%
17,732,000	Janus Cash Liquidity Fund LLC, 0% (cost $17,732,000)	17,732,000

Total Investments (total cost $2,195,193,980) – 100.7%		2,492,680,328

Liabilities, net of Cash, Receivables and Other Assets– (0.7)%		(16,723,507)

Net Assets – 100%		$2,475,956,821

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$27,086,719	1.1%
Bermuda	83,539,029	3.4%
Brazil	110,703,315	4.4%
Canada	69,373,280	2.8%
Cayman Islands	15,003,852	0.6%
Finland	25,313,089	1.0%
France	100,994,602	4.1%
Germany	24,928,210	1.0%
Guernsey	36,444,762	1.5%
Hong Kong	83,924,571	3.4%
India	86,012,547	3.4%
Japan	242,063,889	9.7%
Netherlands	47,695,707	1.9%
Singapore	43,673,660	1.8%
Spain	107,213,254	4.3%
Switzerland	53,365,136	2.1%
United Kingdom	275,361,421	11.0%
United States††	1,059,983,285	42.5%

Total	$2,492,680,328	100.0%

††	Includes Cash Equivalents (41.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

90 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/6/11	5,337,000,000	$64,190,534	$1,027,654
HSBC Securities (USA), Inc.: Japanese Yen 5/12/11	5,015,000,000	60,320,306	1,451,429
JPMorgan Chase & Co.: Japanese Yen 4/28/11	3,681,000,000	44,270,686	(62,170)
RBC Capital Markets Corp.: Japanese Yen 4/7/11	1,803,000,000	21,681,502	261,496

Total		$190,463,028	$2,678,409

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 91

Statements of Assets and Liabilities

							Janus	Janus
As of March 31, 2011 (unaudited)	Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Assets:
Investments at cost	$11,817	$555,387	$234,329	$3,151,568	$793,798	$232,006	$11,924,179	$2,195,194
Unaffiliated investments at value	$11,473	$695,043	$280,446	$3,374,742	$914,150	$262,917	$13,366,644	$2,421,230
Affiliated investments at value	514	6,993	3,608	390,614	47,221	8,199	1,422,486	71,450
Cash	2,181	265	2	33,458	–	122	–	–
Cash denominated in foreign currency(1)	20	–	–	–	–	111	–	267
Restricted cash (Note 1)	700	–	–	38,454	–	–	190,206	–
Deposits with broker for short sales	–	–	–	8,332	9,979	–	–	–
Receivables:
Investments sold	32	21	–	17,529	4,445	2,828	–	17,492
Fund shares sold	180	140	196	737	256	265	19,120	210
Dividends	23	983	657	4,780	642	674	25,786	4,426
Foreign dividend tax reclaim	–	609	50	–	–	64	1,999	84
Due from adviser	102	–	–	–	–	–	–	–
Interest	–	–	–	–	–	–	–	57
Outstanding swap contracts at value	103	–	–	9,319	–	–	27,276	–
Dividends and interest on swap contracts	1	–	–	267	–	–	18,058	–
Non-interested Trustees’ deferred compensation	–	17	7	94	24	7	370	61
Variation margin	–	–	–	196	–	–	–	–
Other assets	–	53	6	57	3	2	132	35
Forward currency contracts	–	270	–	3,223	375	–	26,215	2,741
Total Assets	15,329	704,394	284,972	3,881,802	977,095	275,189	15,098,292	2,518,053
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	6,785	6,767	–	–	–
Options written, at value(3)	17	–	–	45,701	–	–	–	–
Due to custodian	–	–	–	–	13	–	4,364	–
Investments purchased	239	1,648	1,281	22,376	16,544	857	2,731	37,042
Fund shares repurchased	5	489	76	2,366	385	189	18,061	2,242
Dividends	–	–	3	–	–	–	2	1
Outstanding swap contracts at value	16	–	–	–	–	–	59,158	–
Dividends and interest on swap contracts	–	–	–	–	–	–	90	–
Advisory fees	12	372	179	2,047	512	178	8,057	1,308
Administrative services fees	1	95	39	524	128	4	2,127	374
Distribution fees and shareholder servicing fees	1	1	1	27	1	37	985	15
Administrative, networking and omnibus fees	–	1	5	13	1	27	326	15
Non-interested Trustees’ fees and expenses	1	3	1	14	3	–	59	13
Non-interested Trustees’ deferred compensation fees	–	17	7	94	24	7	370	61
Foreign tax liability	–	–	–	316	–	–	–	–
Accrued expenses and other payables	48	284	108	999	413	137	3,319	963
Forward currency contracts	–	337	–	10,592	185	–	549	62
Total Liabilities	340	3,247	1,700	91,854	24,976	1,436	100,198	42,096
Net Assets	$14,989	$701,147	$283,272	$3,789,948	$952,119	$273,753	$14,998,094	$2,475,957

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

							Janus	Janus
As of March 31, 2011 (unaudited)	Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$14,832	$712,910	$269,240	$3,968,888	$844,523	$261,847	$12,041,470	$3,563,570
Undistributed net investment income/(loss)*	6	1,096	(448)	(36,992)	(1,590)	990	(26,464)	544
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(111)	(159,491)	(35,249)	(760,581)	(61,789)	(28,193)	124,249	(1,388,308)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	262	146,632	49,729	618,633	170,975	39,109	2,858,839	300,151
Total Net Assets	$14,989	$701,147	$283,272	$3,789,948	$952,119	$273,753	$14,998,094	$2,475,957
Net Assets - Class A Shares	$1,096	$1,963	$1,599	$39,960	$2,330	$81,153	$1,017,214	$2,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109	79	106	3,254	130	6,877	19,864	60
Net Asset Value Per Share(5)	$10.10	$24.78	$15.05	$12.28	$17.96	$11.80	$51.21	$48.65
Maximum Offering Price Per Share(6)	$10.72	$26.29	$15.97	$13.03	$19.06	$12.52	$54.33	$51.62
Net Assets - Class C Shares	$853	$232	$1,149	$18,355	$1,262	$20,996	$348,282	$1,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84	9	77	1,506	71	1,814	6,867	33
Net Asset Value Per Share(5)	$10.10	$24.53	$14.89	$12.19	$17.73	$11.58	$50.71	$48.29
Net Assets - Class D Shares	$6,951	$458,246	$129,033	$2,300,012	$641,318	$9,586	$2,573,612	$1,328,050
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	688	18,422	8,547	186,941	35,596	814	50,147	27,615
Net Asset Value Per Share	$10.11	$24.87	$15.10	$12.30	$18.02	$11.78	$51.32	$48.09
Net Assets - Class I Shares	$3,934	$4,547	$27,623	$48,859	$8,008	$149,999	$2,184,758	$14,832
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	389	183	1,832	3,971	443	12,730	42,530	304
Net Asset Value Per Share	$10.10	$24.86	$15.08	$12.30	$18.06	$11.78	$51.37	$48.74
Net Assets - Class R Shares	N/A	N/A	N/A	$3,636	N/A	$880	$196,692	$847
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	297	N/A	75	3,860	17
Net Asset Value Per Share	N/A	N/A	N/A	$12.24	N/A	$11.69	$50.96	$48.57
Net Assets - Class S Shares	$842	$213	$232	$8,531	$254	$6,461	$1,904,819	$62,088
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	9	15	692	14	541	37,236	1,276
Net Asset Value Per Share	$10.10	$24.73	$15.04	$12.32	$17.91	$11.95	$51.16	$48.68
Net Assets - Class T Shares	$1,313	$235,946	$123,636	$1,370,595	$298,947	$4,678	$6,772,717	$1,065,652
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130	9,489	8,194	111,431	16,608	399	132,053	22,186
Net Asset Value Per Share	$10.10	$24.86	$15.09	$12.30	$18.00	$11.72	$51.29	$48.03

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $19,343, $111,314, and $267,237 for Janus Emerging Markets Fund, Janus International Equity Fund, and Janus Worldwide Fund, respectively.
(2)	Includes proceeds of $7,799,850 and $9,978,470 on short sales for Janus Global Select Fund and Janus Global Technology Fund, respectively.
(3)	Includes premiums of $21,400 and $45,704,066 on written options for Janus Emerging Markets Fund and Janus Global Select Fund, respectively.
(4)	Net of foreign tax on investments of $316,197 for Janus Global Select Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

						Janus
For the six-month period ended March 31, 2011 (unaudited)	Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Markets Fund(1)	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Investment Income:
Interest	$–	$(1)	$–	$–	$–	$–	$1	$297
Interest proceeds from short sales	–	341	–	305	283	–	–	–
Dividends	45	297	1,945	20,803	2,598	2,850	52,868	12,641
Dividends from affiliates	1	7	5	496	29	7	4,483	74
Foreign tax withheld	(3)	(322)	(47)	(1,175)	(80)	(128)	(4,935)	(488)
Total Investment Income	43	322	1,903	20,429	2,830	2,729	52,417	12,524
Expenses:
Advisory fees	27	2,178	1,007	12,122	2,927	1,009	45,990	7,805
Shareholder reports expense	22	131	32	559	215	23	759	431
Transfer agent fees and expenses	4	113	26	388	167	6	260	312
Registration fees	103	51	53	78	53	59	214	60
Custodian fees	19	25	27	177	28	37	1,358	148
Professional fees	16	22	18	36	23	21	86	30
Non-interested Trustees’ fees and expenses	1	13	5	73	18	5	275	48
Short sales dividend expense	–	32	–	–	–	–	–	–
Short sales interest expense	–	32	–	53	75	–	–	–
Stock loan fees	–	142	–	222	108	–	–	–
Administrative services fees - Class D Shares	1	265	74	1,354	367	5	1,545	787
Administrative services fees - Class R Shares	N/A	N/A	N/A	4	N/A	1	227	1
Administrative services fees - Class S Shares	1	–	–	12	–	8	2,336	79
Administrative services fees - Class T Shares	1	291	156	1,763	366	4	8,232	1,356
Distribution fees and shareholder servicing fees - Class A Shares	1	2	1	47	2	100	1,164	3
Distribution fees and shareholder servicing fees - Class C Shares	2	1	4	84	4	104	1,568	7
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	9	N/A	2	453	2
Distribution fees and shareholder servicing fees - Class S Shares	1	–	–	12	–	8	2,336	79
Administrative, networking and omnibus fees - Class A Shares	–	1	–	20	1	38	472	2
Administrative, networking and omnibus fees - Class C Shares	–	–	–	8	1	12	143	1
Administrative, networking and omnibus fees - Class I Shares	–	3	14	30	5	16	615	4
Other expenses	7	21	11	108	29	12	1,325	74
Non-recurring costs (Note 4)	N/A	–	N/A	1	–	N/A	1	2
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	–	N/A	(1)	–	N/A	(1)	(2)
Total Expenses	206	3,323	1,428	17,159	4,389	1,470	69,358	11,229
Expense and Fee Offset	–	–	–	(18)	–	–	(18)	(1)
Net Expenses	206	3,323	1,428	17,141	4,389	1,470	69,340	11,228
Less: Excess Expense Reimbursement	(169)	N/A	–	–	N/A	–	–	–
Net Expenses after Expense Reimbursement	37	3,323	1,428	17,141	4,389	1,470	69,340	11,228
Net Investment Income/(Loss)	6	(3,001)	475	3,288	(1,559)	1,259	(16,923)	1,296
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(27)	37,033	16,060	555,371	125,131	13,754	868,552	265,896
Net realized gain from futures contracts	–	–	–	6,270	–	–	–	–
Net realized gain/(loss) from short sales	–	(2,268)	–	(7,130)	2,987	–	–	–
Net realized gain/(loss) from swap contracts	(84)	–	–	1,003	–	–	87,993	–
Net realized gain/(loss) from written options contracts	–	–	–	291	–	–	–	(321)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	262	49,250	14,633	(101,921)	18,533	6,884	98,119	(20,210)
Net Gain on Investments	151	84,015	30,693	453,884	146,651	20,638	1,054,664	245,365
Net Increase in Net Assets Resulting from Operations	$157	$81,014	$31,168	$457,172	$145,092	$21,897	$1,037,741	$246,661

(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Net of foreign tax on investments of $316,197 for Janus Global Select Fund.

See Notes to Financial Statements.

96 | MARCH 31, 2011

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Statements of Changes in Net Assets

For the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the	Janus Emerging	Janus Global			Janus Global			Janus Global			Janus Global
fiscal year ended October 31, 2009	Markets Fund	Life Sciences Fund			Research Fund			Select Fund			Technology Fund
(all numbers in thousands)	2011(1)	2011	2010(2)	2009	2011	2010(2)	2009	2011	2010(2)	2009	2011	2010(2)	2009

Operations:
Net investment income/(loss)	$6	$(3,001)	$7,451	$1,715	$475	$1,519	$930	$3,288	$11,475	$3,436	$(1,559)	$(3,846)	$(1,876)
Net realized gain/(loss) from investment and foreign currency transactions	(27)	37,033	30,248	(66,294)	16,060	15,397	(48,473)	555,371	614,657	(1,148,994)	125,131	117,222	(96,525)
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–	6,270	(11,386)	(75,144)	–	–	–
Net realized gain/(loss) from short sales	–	(2,268)	(2,118)	(90)	–	–	–	(7,130)	(25,214)	(16,120)	2,987	(10,324)	(6,224)
Net realized gain/(loss) from swap contracts	(84)	–	–	–	–	–	103	1,003	2,586	28,469	–	–	–
Net realized gain/(loss) from written options contracts	–	–	(403)	–	–	(80)	29	291	14,377	(13,065)	–	(862)	628
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	262	49,250	43,716	129,261	14,633	21,198	91,300	(101,921)	64,216	1,902,262	18,533	47,814	287,168
Net Increase in Net Assets Resulting from Operations	157	81,014	78,894	64,592	31,168	38,034	43,889	457,172	670,711	680,844	145,092	150,004	183,171
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	(11)	–	–	(8)	–	–	(360)	–	–	–	–	–
Class C Shares	–	(1)	–	–	(4)	–	–	(62)	–	–	–	–	–
Class D Shares	–	(2,271)	–	N/A	(1,072)	–	N/A	(24,499)	–	N/A	–	–	N/A
Class I Shares	–	(30)	(1)	–	(168)	–	–	(700)	(13)	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(24)	–	–	N/A	N/A	N/A
Class S Shares	–	(1)	–	–	–	–	–	(38)	–	–	–	–	–
Class T Shares	–	(1,056)	(48)	(2,217)	(1,040)	(69)	(1,526)	(14,271)	(1,030)	(24,663)	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	–	N/A	–	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A
Class S Shares	–	–	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	(2,380)	–	–	–
Net Decrease from Dividends and Distributions	–	(3,370)	(49)	(2,217)	(2,292)	(69)	(1,526)	(39,954)	(1,043)	(27,043)	–	–	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

98 | MARCH 31, 2011

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the	Janus Emerging	Janus Global			Janus Global			Janus Global			Janus Global
fiscal year ended October 31, 2009	Markets Fund	Life Sciences Fund			Research Fund			Select Fund			Technology Fund
(all numbers in thousands)	2011(1)	2011	2010(2)	2009	2011	2010(2)	2009	2011	2010(2)	2009	2011	2010(2)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	1,080	557	1,813	62	1,096	701	89	7,442	14,747	2,765	1,141	1,571	235
Class C Shares	844	33	166	21	771	238	199	3,858	5,585	801	595	849	36
Class D Shares	7,155	6,205	7,141	N/A	15,278	7,174	N/A	57,845	85,951	N/A	36,920	16,383	N/A
Class I Shares	4,130	590	4,102	1,026	15,786	14,179	86	9,624	52,979	8,481	2,465	4,744	1,028
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	814	2,036	494	N/A	N/A	N/A
Class S Shares	834	10	220	11	244	–	13	924	3,517	4,793	39	224	67
Class T Shares	1,295	7,574	29,466	31,274	20,446	37,919	42,892	98,818	271,529	304,003	28,582	52,080	75,365
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	N/A	447,205	N/A	N/A	104,194	N/A	N/A	2,004,372	N/A	N/A	507,853	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	21,320	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,379	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,203	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	543	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,068	N/A	N/A	N/A
Redemption Fees
Class A Shares	N/A	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A	–	–	–
Class C Shares	N/A	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A	–	–	–
Class D Shares	4	3	8	N/A	6	4	N/A	2	–	N/A	18	18	N/A
Class I Shares	–	–	1	–	–	1	–	–	–	N/A	–	2	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class T Shares	–	2	23	63	4	14	56	5	–	N/A	8	50	75
Reinvested Dividends and Distributions
Class A Shares	–	11	–	–	7	–	–	324	–	–	–	–	–
Class C Shares	–	–	–	–	4	–	–	40	–	–	–	–	–
Class D Shares	–	2,238	–	N/A	1,051	–	N/A	24,055	–	N/A	–	–	N/A
Class I Shares	–	25	–	–	165	–	–	565	2	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22	–	–	N/A	N/A	N/A
Class S Shares	–	1	–	–	–	–	–	38	–	–	–	–	–
Class T Shares	–	1,026	47	2,178	1,032	68	1,505	13,940	1,013	26,546	–	–	–
Shares Repurchased
Class A Shares	–	(379)	(370)	–	(354)	(113)	–	(5,654)	(10,309)	(4,160)	(330)	(647)	–
Class C Shares	–	(11)	(10)	–	(140)	(25)	(4)	(1,627)	(2,951)	(860)	(54)	(297)	–
Class D Shares	(255)	(33,209)	(32,264)	N/A	(11,841)	(14,408)	N/A	(149,908)	(200,017)	N/A	(39,537)	(44,071)	N/A
Class I Shares	(250)	(889)	(1,053)	(8)	(3,935)	(1,731)	(52)	(18,981)	(15,655)	(194)	(1,476)	(433)	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,031)	(709)	(139)	N/A	N/A	N/A
Class S Shares	–	(10)	(39)	–	(26)	(2)	–	(5,762)	(7,216)	(510)	(37)	(107)	–
Class T Shares	(5)	(29,868)	(65,792)	(102,818)	(26,803)	(43,827)	(51,120)	(281,783)	(442,095)	(536,130)	(41,702)	(74,819)	(78,462)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	N/A	(447,205)	N/A	N/A	(104,194)	N/A	N/A	(2,004,372)	N/A	N/A	(507,853)	N/A
Net Increase/(Decrease) from Capital Share Transactions	14,832	(46,091)	(56,541)	(68,191)	12,791	192	(6,336)	(246,430)	(241,593)	(157,597)	(13,368)	(44,453)	(1,656)
Net Increase/(Decrease) in Net Assets	14,989	31,553	22,304	(5,816)	41,667	38,157	36,027	170,788	428,075	496,204	131,724	105,551	181,515
Net Assets:
Beginning of period	–	669,594	647,290	653,106	241,605	203,448	167,421	3,619,160	3,191,085	2,694,881	820,395	714,844	533,329
End of period	$14,989	$701,147	$669,594	$647,290	$283,272	$241,605	$203,448	$3,789,948	$3,619,160	$3,191,085	$952,119	$820,395	$714,844

Undistributed Net Investment Income/(Loss)*	$6	$1,096	$7,466	$38	$(448)	$1,369	$64	$(36,992)	$(326)	$(209)	$(1,590)	$(31)	$42

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011 (unaudited), the eleven-month fiscal period or	Janus International		Janus			Janus
fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009	Equity Fund		Overseas Fund			Worldwide Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009	2011	2010(2)	2009

Operations:
Net investment income/(loss)	$1,259	$1,821	$(16,923)	$20,369	$48,788	$1,296	$14,723	$26,617
Net realized gain/(loss) from investment and foreign currency transactions	13,754	17,205	868,552	438,470	(703,715)	265,896	327,513	(938,617)
Net realized gain/(loss) from swap contracts	–	–	87,993	(4,864)	–	–	–	–
Net realized gain/(loss) from written options contracts	–	(201)	–	–	–	(321)	(1,006)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,884	6,587	98,119	1,871,580	3,029,158	(20,210)	32,578	1,327,687
Net Increase in Net Assets Resulting from Operations	21,897	25,412	1,037,741	2,325,555	2,374,231	246,661	373,808	415,687
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(427)	(50)	(896)	(1,772)	–	(8)	(14)	–
Class C Shares	–	–	–	(204)	–	–	–	–
Class D Shares	(66)	–	(4,170)	–	N/A	(5,617)	–	N/A
Class I Shares	(1,214)	(422)	(4,933)	(2,716)	–	(63)	(214)	–
Class R Shares	(2)	–	–	(225)	–	–	(1)	–
Class S Shares	(27)	(7)	–	(4,125)	–	(72)	(195)	–
Class T Shares	(30)	–	(7,055)	(27,378)	(38,008)	(4,903)	(10,450)	(40,661)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–
Class D Shares	–	–	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–
Class R Shares	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	(207,095)	–	–	–
Net Decrease from Dividends and Distributions	(1,766)	(479)	(17,054)	(36,420)	(245,103)	(10,663)	(10,874)	(40,661)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011 (unaudited), the eleven-month fiscal period or	Janus International		Janus			Janus
fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009	Equity Fund		Overseas Fund			Worldwide Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009	2011	2010(2)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	10,077	29,144	320,578	422,467	155,314	596	1,781	1,633
Class C Shares	1,760	6,798	78,507	96,660	39,334	303	263	342
Class D Shares	4,984	5,980	125,465	127,243	N/A	15,129	17,843	N/A
Class I Shares	29,661	63,611	709,448	997,956	174,339	3,727	18,118	3,059
Class R Shares	88	359	48,453	60,545	15,327	236	164	74
Class S Shares	510	2,263	309,400	474,379	169,128	6,118	8,103	5,006
Class T Shares	2,384	2,141	1,070,284	1,567,802	1,662,937	23,439	49,603	65,476
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	N/A	N/A	2,197,142	N/A	N/A	1,183,914	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	400,243	N/A	N/A	2,041
Class C Shares	N/A	N/A	N/A	N/A	179,919	N/A	N/A	879
Class I Shares	N/A	N/A	N/A	N/A	335,846	N/A	N/A	28,194
Class R Shares	N/A	N/A	N/A	N/A	90,316	N/A	N/A	506
Class S Shares	N/A	N/A	N/A	N/A	1,118,975	N/A	N/A	46,030
Redemption Fees
Class D Shares	7	3	64	193	N/A	5	10	N/A
Class I Shares	–	9	48	314	19	–	2	1
Class R Shares	–	–	5	16	1	–	–	–
Class S Shares	–	1	144	211	164	3	6	7
Class T Shares	–	–	400	1,349	1,095	17	29	69
Reinvested Dividends and Distributions
Class A Shares	419	49	776	1,531	–	7	14	–
Class C Shares	–	–	–	137	–	–	–	–
Class D Shares	65	–	4,059	–	N/A	5,450	–	N/A
Class I Shares	1,101	373	4,218	2,188	–	53	202	–
Class R Shares	2	–	–	163	–	–	1	–
Class S Shares	26	6	–	4,083	–	72	195	–
Class T Shares	29	–	6,905	26,807	239,274	4,813	10,222	39,764
Shares Repurchased
Class A Shares	(11,165)	(33,832)	(148,670)	(223,249)	(97,815)	(537)	(2,739)	(140)
Class C Shares	(3,605)	(4,424)	(32,836)	(46,631)	(10,886)	(143)	(289)	(40)
Class D Shares	(1,550)	(664)	(185,903)	(196,239)	N/A	(70,756)	(88,586)	N/A
Class I Shares	(23,478)	(26,002)	(187,103)	(207,819)	(40,453)	(2,171)	(41,948)	(956)
Class R Shares	(39)	(424)	(22,625)	(26,389)	(9,324)	(51)	(180)	(29)
Class S Shares	(949)	(1,272)	(269,243)	(436,368)	(112,877)	(12,143)	(17,565)	(6,739)
Class T Shares	(111)	(120)	(893,622)	(1,672,414)	(1,010,443)	(121,294)	(235,634)	(300,525)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	N/A	N/A	(2,197,142)	N/A	N/A	(1,183,914)	N/A
Net Increase/(Decrease) from Capital Share Transactions	10,216	43,999	938,752	974,935	3,300,433	(147,127)	(280,385)	(115,348)
Net Increase in Net Assets	30,347	68,932	1,959,439	3,264,070	5,429,561	88,871	82,549	259,678
Net Assets:
Beginning of period	243,406	174,474	13,038,655	9,774,585	4,345,024	2,387,086	2,304,537	2,044,859
End of period	$273,753	$243,406	$14,998,094	$13,038,655	$9,774,585	$2,475,957	$2,387,086	$2,304,537

Undistributed Net Investment Income/(Loss)*	$990	$1,497	$(26,464)	$7,513	$30,403	$544	$9,910	$9,238

*	See Note 5 in Notes to Financial Statements.
(1)	Period from October 1, 2009 through September 30, 2010.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

104 | MARCH 31, 2011

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Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2011 (unaudited),	Janus Emerging	Janus Global Life
the eleven-month fiscal period ended September 30, 2010 and the fiscal period	Markets Fund	Sciences Fund
ended October 31, 2009	2011(1)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$22.16	$19.69	$17.81
Income from Investment Operations:
Net investment income/(loss)	–	(.14)	.21	(.01)
Net gain on investments (both realized and unrealized)	.10	2.90	2.28	1.89
Total from Investment Operations	.10	2.76	2.49	1.88
Less Distributions:
Dividends (from net investment income)*	–	(.14)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	(.14)	(.02)	–
Net Asset Value, End of Period	$10.10	$24.78	$22.16	$19.69
Total Return**	1.00%	12.49%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$1,096	$1,963	$1,571	$61
Average Net Assets for the Period (in thousands)	$873	$1,813	$849	$27
Ratio of Gross Expenses to Average Net Assets***(4)	1.35%	1.13%(5)	1.11%(5)	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.35%	1.13%(5)	1.11%(5)	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	(1.05)%	1.66%	(0.19)%
Portfolio Turnover Rate***	161%	46%	46%	70%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period ended	Janus Global
September 30, 2010 and the fiscal period ended October 31,	Research Fund			Janus Global Select Fund
2009	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$13.48	$11.38	$9.81	$10.99	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	.07	.05	(.01)	–	(.01)	(.01)
Net gain on investments (both realized and unrealized)	1.64	2.07	1.58	1.40	1.97	1.45
Total from Investment Operations	1.71	2.12	1.57	1.40	1.96	1.44
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.02)	–	(.11)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–	–(6)	–	N/A	N/A	N/A
Total Distributions and Other	(.14)	(.02)	–	(.11)	–	–
Net Asset Value, End of Period	$15.05	$13.48	$11.38	$12.28	$10.99	$9.03
Total Return**	12.69%	18.64%	16.00%	12.80%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$1,599	$756	$85	$39,960	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$1,030	$291	$7	$37,833	$29,501	$24,760
Ratio of Gross Expenses to Average Net Assets***(4)	1.23%	1.28%	1.37%	1.08%(7)	1.11%(7)	1.18%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.23%	1.27%	0.93%	1.08%(7)	1.10%(7)	1.16%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	0.58%	(3.12)%	0.01%	0.19%	(0.36)%
Portfolio Turnover Rate***	73%	74%	99%	107%	127%	125%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.07% and 1.07%, respectively, in 2011 and 1.07% and 1.07%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.06% and 1.06%, respectively, in 2011, 1.09% and 1.09%, respectively, in 2010 and 1.16% and 1.14%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

106 | MARCH 31, 2011

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Global
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Technology Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	2.74	2.72	1.59
Total from Investment Operations	2.71	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$17.96	$15.25	$12.56
Total Return**	17.77%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$2,330	$1,273	$232
Average Net Assets for the Period (in thousands)	$1,698	$818	$88
Ratio of Gross Expenses to Average Net Assets***(4)	1.18%(5)	1.26%(5)	1.07%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.18%(5)	1.26%(5)	0.99%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.54)%	(0.66)%	(0.45)%
Portfolio Turnover Rate***	84%	76%	111%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)(9)

Net Asset Value, Beginning of Period	$10.90	$9.65	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.06	.02	.12	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	.91	1.20	.52	(2.29)	.29	1.26
Total from Investment Operations	.96	1.26	.54	(2.17)	.27	1.35
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.01)	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–	–(3)	–	–	–	–
Total Distributions and Other	(.06)	(.01)	–	(.25)	(.09)	–
Net Asset Value, End of Period	$11.80	$10.90	$9.65	$9.11	$11.53	$11.35
Total Return**	8.84%	13.04%	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$81,153	$75,583	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$80,457	$68,357	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(4)	1.23%	1.34%	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.23%	1.34%	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	0.76%	1.02%	1.49%(10)	1.32%	1.44%
Portfolio Turnover Rate***	90%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.14% and 1.14%, respectively, in 2011, 1.14% and 1.13%, respectively, in 2010 and 1.06% and 0.99%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	Certain prior year amounts have been reclassified to conform with current year presentation.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.08)	(.01)	.22
Net gain on investments (both realized and unrealized)	3.83	9.03	4.90
Total from Investment Operations	3.75	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(.05)	(.14)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.05)	(.14)	–
Net Asset Value, End of Period	$51.21	$47.51	$38.63
Total Return**	7.89%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$1,017,214	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$933,409	$614,405	$452,405
Ratio of Gross Expenses to Average Net Assets***(3)	1.05%	1.07%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.05%	1.07%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	0.13%	0.39%
Portfolio Turnover Rate***	35%	33%	45%

Class A Shares

	Janus Worldwide
For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	–	.07	.04
Net gain on investments (both realized and unrealized)	5.22	6.23	3.99
Total from Investment Operations	5.22	6.30	4.03
Less Distributions:
Dividends (from net investment income)*	(.13)	(.17)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.13)	(.17)	–
Net Asset Value, End of Period	$48.65	$43.56	$37.43
Total Return**	12.00%	16.87%	12.07%
Net Assets, End of Period (in thousands)	$2,896	$2,575	$3,084
Average Net Assets for the Period (in thousands)	$2,774	$2,620	$2,020
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.00%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	0.45%	0.81%
Portfolio Turnover Rate***	97%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

108 | MARCH 31, 2011

Class C Shares

For a share outstanding during the period ended March 31, 2011 (unaudited),	Janus Emerging	Janus Global Life
the eleven-month fiscal period ended September 30, 2010 and the fiscal period	Markets Fund	Sciences Fund
ended October 31, 2009	2011(1)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$21.97	$19.64	$17.81
Income from Investment Operations:
Net investment income/(loss)	–	(.19)	.13	(.03)
Net gain on investments (both realized and unrealized)	.10	2.84	2.20	1.86
Total from Investment Operations	.10	2.65	2.33	1.83
Less Distributions:
Dividends (from net investment income)*	–	(.09)	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	(.09)	–	–
Net Asset Value, End of Period	$10.10	$24.53	$21.97	$19.64
Total Return**	1.00%	12.07%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$853	$232	$187	$21
Average Net Assets for the Period (in thousands)	$820	$201	$75	$7
Ratio of Gross Expenses to Average Net Assets***(4)	1.36%(5)	1.86%(6)	1.88%(6)	1.87%
Ratio of Net Expenses to Average Net Assets***(4)	1.36%(5)	1.86%(6)	1.88%(6)	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.02%	(1.73)%	1.27%	(1.09)%
Portfolio Turnover Rate***	161%	46%	46%	70%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period ended	Janus Global			Janus Global
September 30, 2010 and the fiscal period ended October 31,	Research Fund			Select Fund
2009	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$13.34	$11.34	$9.81	$10.89	$9.01	$7.59
Income from Investment Operations:
Net investment income/(loss)	.02	.01	(.01)	(.03)	(.07)	(.03)
Net gain on investments (both realized and unrealized)	1.62	2.01	1.54	1.37	1.95	1.45
Total from Investment Operations	1.64	2.02	1.53	1.34	1.88	1.42
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.02)	–	(.04)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–	–(7)	–	N/A	N/A	N/A
Total Distributions and Other	(.09)	(.02)	–	(.04)	–	–
Net Asset Value, End of Period	$14.89	$13.34	$11.34	$12.19	$10.89	$9.01
Total Return**	12.28%	17.79%	15.60%	12.35%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$1,149	$447	$188	$18,355	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$724	$248	$28	$16,862	$12,066	$9,297
Ratio of Gross Expenses to Average Net Assets***(4)	1.95%	1.95%	1.55%	1.81%(8)	1.88%(8)	1.95%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.95%	1.95%	1.31%	1.81%(8)	1.88%(8)	1.93%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%	(0.03)%	(1.32)%	(0.72)%	(0.57)%	(1.14)%
Portfolio Turnover Rate***	73%	74%	99%	107%	127%	125%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.34% and 2.34%, respectively, without the waiver of these fees and expenses.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.80%, respectively, in 2011 and 1.84% and 1.84%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Redemption fees aggregated less than $.01 on a per share basis.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.80%, respectively, in 2011, 1.87% and 1.86%, respectively, in 2010 and 1.93% and 1.91%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Global
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Technology Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.09)	–
Net gain/(loss) on investments (both realized and unrealized)	2.64	2.68	1.57
Total from Investment Operations	2.61	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$17.73	$15.12	$12.53
Total Return**	17.26%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$1,262	$613	$36
Average Net Assets for the Period (in thousands)	$849	$441	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.88%(5)	1.98%(5)	1.82%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.88%(5)	1.98%(5)	1.75%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.22)%	(1.35)%	(1.20)%
Portfolio Turnover Rate***	84%	76%	111%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$10.68	$9.52	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	.01	.06	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	.90	1.18	.51	(2.26)	.14	1.26
Total from Investment Operations	.90	1.16	.52	(2.20)	.12	1.30
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.08)	–	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–	–(3)	–	–	–	–
Total Distributions and Other	–	–	–	(.17)	(.05)	–
Net Asset Value, End of Period	$11.58	$10.68	$9.52	$9.00	$11.37	$11.30
Total Return**	8.43%	12.18%	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$20,996	$21,096	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$21,670	$18,979	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(4)	1.97%	2.13%	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(4)	1.97%	2.13%	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	(0.04)%	0.24%	0.75%(9)	0.51%	0.63%
Portfolio Turnover Rate***	90%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.84% and 1.84%, respectively, in 2011, 1.85% and 1.85%, respectively, in 2010 and 1.82% and 1.74%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

110 | MARCH 31, 2011

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Overseas Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.22)	(.24)	.10
Net gain on investments (both realized and unrealized)	3.76	8.93	4.91
Total from Investment Operations	3.54	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	–	(.04)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.04)	–
Net Asset Value, End of Period	$50.71	$47.17	$38.52
Total Return**	7.50%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$348,282	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$322,366	$239,154	$170,640
Ratio of Gross Expenses to Average Net Assets***(3)	1.76%	1.76%	1.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.76%	1.76%	1.92%
Ratio of Net Investment Loss to Average Net Assets***	(1.02)%	(0.56)%	(0.56)%
Portfolio Turnover Rate***	35%	33%	45%

Class C Shares

	Janus Worldwide
For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.29	$37.34	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.15)	(.17)	(.05)
Net gain on investments (both realized and unrealized)	5.15	6.12	3.99
Total from Investment Operations	5.00	5.95	3.94
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$48.29	$43.29	$37.34
Total Return**	11.55%	15.93%	11.80%
Net Assets, End of Period (in thousands)	$1,592	$1,303	$1,144
Average Net Assets for the Period (in thousands)	$1,436	$1,221	$1,063
Ratio of Gross Expenses to Average Net Assets***(3)	1.82%	1.86%	2.07%
Ratio of Net Expenses to Average Net Assets***(3)	1.82%	1.86%	2.05%
Ratio of Net Investment Loss to Average Net Assets***	(0.78)%	(0.32)%	(0.14)%
Portfolio Turnover Rate***	97%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class D Shares

	Janus Emerging	Janus Global Life
For a share outstanding during the period ended March 31, 2011 (unaudited) and the	Markets Fund	Sciences Fund
fiscal period ended September 30, 2010	2011(1)	2011	2010(2)

Net Asset Value, Beginning of Period	$10.00	$22.21	$21.65
Income from Investment Operations:
Net investment income/(loss)	.01	(.09)	.24
Net gain on investments (both realized and unrealized)	.09	2.87	.32
Total from Investment Operations	.10	2.78	.56
Less Distributions and Other:
Dividends (from net investment income)*	–	(.12)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	.01	–(3)	–(3)
Total Distributions and Other	.01	(.12)	–
Net Asset Value, End of Period	$10.11	$24.87	$22.21
Total Return**	1.10%	12.55%	2.59%
Net Assets, End of Period (in thousands)	$6,951	$458,246	$432,620
Average Net Assets for the Period (in thousands)	$4,474	$442,659	$426,969
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%(5)	0.94%(6)	1.00%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.33%(5)	0.94%(6)	1.00%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	(0.84)%	1.74%
Portfolio Turnover Rate***	161%	46%	46%

Class D Shares

	Janus Global		Janus Global
For a share outstanding during the six-month period ended March 31, 2011	Research Fund		Select Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(2)	2011	2010(2)

Net Asset Value, Beginning of Period	$13.51	$11.79	$11.01	$9.82
Income from Investment Operations:
Net investment income/(loss)	.03	.09	.01	.01
Net gain on investments (both realized and unrealized)	1.69	1.63	1.41	1.18
Total from Investment Operations	1.72	1.72	1.42	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	–	(.13)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.13)	–	(.13)	–
Net Asset Value, End of Period	$15.10	$13.51	$12.30	$11.01
Total Return**	12.76%	14.59%	12.94%	12.12%
Net Assets, End of Period (in thousands)	$129,033	$111,287	$2,300,012	$2,121,813
Average Net Assets for the Period (in thousands)	$122,862	$106,191	$2,262,070	$2,043,615
Ratio of Gross Expenses to Average Net Assets***(4)	1.01%	1.09%	0.85%(7)	0.90%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.01%	1.08%	0.85%(7)	0.90%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	1.21%	0.23%	0.57%
Portfolio Turnover Rate***	73%	74%	107%	127%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.64% and 1.64%, respectively, without the waiver of these fees and expenses.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.88%, respectively, in 2011 and 0.95% and 0.95%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

112 | MARCH 31, 2011

Class D Shares

			Janus
	Janus Global		International
For a share outstanding during the six-month period ended March 31, 2011	Technology Fund		Equity Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$15.29	$13.46	$10.91	$9.71
Income from Investment Operations:
Net investment income/(loss)	(.03)	.02	.05	.03
Net gain on investments (both realized and unrealized)	2.76	1.81	.91	1.16
Total from Investment Operations	2.73	1.83	.96	1.19
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.10)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(2)	–(2)	.01	.01
Total Distributions and Other	–	–	(.09)	.01
Net Asset Value, End of Period	$18.02	$15.29	$11.78	$10.91
Total Return**	17.85%	13.60%	8.93%	12.36%
Net Assets, End of Period (in thousands)	$641,318	$546,899	$9,586	$5,558
Average Net Assets for the Period (in thousands)	$613,736	$526,770	$7,872	$2,807
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%(4)	1.08%(4)	1.24%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%(4)	1.08%(4)	1.24%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	(0.39)%	0.84%	1.10%
Portfolio Turnover Rate***	84%	76%	90%	132%

Class D Shares

	Janus Overseas		Janus Worldwide
For a share outstanding during the six-month period ended March 31, 2011	Fund		Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$47.60	$41.51	$43.69	$38.92
Income from Investment Operations:
Net investment income/(loss)	(.03)	.16	.04	.19
Net gain on investments (both realized and unrealized)	3.83	5.92	4.56	4.58
Total from Investment Operations	3.80	6.08	4.60	4.77
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	(.20)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(2)	.01	–(2)	–(2)
Total Distributions and Other	(.08)	.01	(.20)	–
Net Asset Value, End of Period	$51.32	$47.60	$48.09	$43.69
Total Return**	7.99%	14.67%	10.54%	12.26%
Net Assets, End of Period (in thousands)	$2,573,612	$2,440,197	$1,328,050	$1,253,472
Average Net Assets for the Period (in thousands)	$2,582,045	$2,308,567	$1,314,734	$1,210,028
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.87%	0.86%	0.83%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.87%	0.86%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	0.66%	0.16%	0.93%
Portfolio Turnover Rate***	35%	33%	97%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.89% and 0.89%, respectively, in 2011 and 0.97% and 0.96%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2011 (unaudited),	Janus Emerging	Janus Global Life
the eleven-month fiscal period ended September 30, 2010 and the fiscal period	Markets Fund	Sciences Fund
ended October 31, 2009	2011(1)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$22.22	$19.71	$17.81
Income from Investment Operations:
Net investment income/(loss)	–	(.10)	.24	–
Net gain on investments (both realized and unrealized)	.10	2.89	2.28	1.90
Total from Investment Operations	.10	2.79	2.52	1.90
Less Distributions and Other:
Dividends (from net investment income)*	–	(.15)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–	.01	–
Total Distributions and Other	–	(.15)	(.01)	–
Net Asset Value, End of Period	$10.10	$24.86	$22.22	$19.71
Total Return**	1.00%	12.62%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$3,934	$4,547	$4,319	$991
Average Net Assets for the Period (in thousands)	$2,559	$4,453	$2,645	$249
Ratio of Gross Expenses to Average Net Assets***(5)	1.33%	0.92%(6)	0.92%(6)	0.87%
Ratio of Net Expenses to Average Net Assets***(5)	1.33%	0.92%(6)	0.91%(6)	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.26%	(0.89)%	1.81%	0.10%
Portfolio Turnover Rate***	161%	46%	46%	70%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period ended	Janus Global Research Fund			Janus Global Select Fund
October 31, 2009	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$13.51	$11.38	$9.81	$11.03	$9.04	$7.59
Income from Investment Operations:
Net investment income/(loss)	.05	.09	.03	(.01)	.03	–
Net gain on investments (both realized and unrealized)	1.68	2.06	1.54	1.43	1.97	1.45
Total from Investment Operations	1.73	2.15	1.57	1.42	2.00	1.45
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.02)	–	(.15)	(.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(4)	–(4)	–	–(4)	–	N/A
Total Distributions and Other	(.16)	(.02)	–	(.15)	(.01)	–
Net Asset Value, End of Period	$15.08	$13.51	$11.38	$12.30	$11.03	$9.04
Total Return**	12.82%	18.93%	16.00%	12.90%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$27,623	$14,228	$37	$48,859	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$17,842	$8,698	$31	$54,185	$28,520	$2,354
Ratio of Gross Expenses to Average Net Assets***(5)	1.05%	0.96%	0.43%	0.83%(7)	0.79%(7)	0.74%(7)
Ratio of Net Expenses to Average Net Assets***(5)	1.05%	0.96%	0.39%	0.83%(7)	0.79%(7)	0.66%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	1.34%	1.01%	0.25%	0.57%	(0.31)%
Portfolio Turnover Rate***	73%	74%	99%	107%	127%	125%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.86% and 0.86%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.82% and 0.82%, respectively, in 2011, 0.78% and 0.77%, respectively, in 2010 and 0.73% and 0.65%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

114 | MARCH 31, 2011

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Global Technology Fund
October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.02)	–	–
Net gain/(loss) on investments (both realized and unrealized)	2.76	2.74	1.61
Total from Investment Operations	2.74	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	–
Total Distributions and Other	–	.01	–
Net Asset Value, End of Period	$18.06	$15.32	$12.57
Total Return**	17.89%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$8,008	$5,959	$973
Average Net Assets for the Period (in thousands)	$6,893	$1,876	$123
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%(5)	1.10%(5)	0.85%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.91%(5)	1.10%(5)	0.63%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.52)%	(1.27)%
Portfolio Turnover Rate***	84%	76%	111%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$10.90	$9.65	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.09	.02	.14	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	.92	1.20	.52	(2.27)	.16	1.34
Total from Investment Operations	.98	1.29	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.04)	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.10)	(.04)	–	(.28)	(.11)	–
Net Asset Value, End of Period	$11.78	$10.90	$9.65	$9.11	$11.52	$11.39
Total Return**	8.99%	13.44%	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$149,999	$131,905	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$141,788	$110,413	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.99%	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.99%	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	1.13%	1.37%	2.00%(9)	1.17%	2.28%
Portfolio Turnover Rate***	90%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.87% and 0.87%, respectively, in 2011, 0.98% and 0.98%, respectively, in 2010 and 0.85% and 0.63%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.01)	.08	.21
Net gain on investments (both realized and unrealized)	3.84	9.08	4.95
Total from Investment Operations	3.83	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	–(3)
Total Distributions and Other	(.13)	(.16)	–
Net Asset Value, End of Period	$51.37	$47.67	$38.67
Total Return**	8.05%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$2,184,758	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$1,914,278	$913,570	$447,943
Ratio of Gross Expenses to Average Net Assets***(4)	0.76%	0.77%	0.70%
Ratio of Net Expenses to Average Net Assets***(4)	0.76%	0.77%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	0.48%	0.64%
Portfolio Turnover Rate***	35%	33%	45%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Worldwide
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.68	$37.49	$33.40
Income from Investment Operations:
Net investment income/(loss)	.07	.23	.09
Net gain on investments (both realized and unrealized)	5.22	6.18	4.00
Total from Investment Operations	5.29	6.41	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.22)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–(3)
Total Distributions and Other	(.23)	(.22)	–
Net Asset Value, End of Period	$48.74	$43.68	$37.49
Total Return**	12.13%	17.15%	12.25%
Net Assets, End of Period (in thousands)	$14,832	$11,999	$30,008
Average Net Assets for the Period (in thousands)	$13,410	$25,646	$27,800
Ratio of Gross Expenses to Average Net Assets***(4)	0.76%	0.66%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.76%	0.66%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.85%	1.12%
Portfolio Turnover Rate***	97%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

116 | MARCH 31, 2011

Class R Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Global Select Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.03)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.41	1.95	1.44
Total from Investment Operations	1.38	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	N/A
Total Distributions and Other	(.08)	–	–
Net Asset Value, End of Period	$12.24	$10.94	$9.02
Total Return**	12.64%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$3,636	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$3,460	$2,334	$1,374
Ratio of Gross Expenses to Average Net Assets***(4)	1.47%(5)	1.50%(5)	1.49%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.47%(5)	1.50%(5)	1.47%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.21)%	(0.71)%
Portfolio Turnover Rate***	107%	127%	125%

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended September 30,
2010, the two-month fiscal period ended September 30, 2009 and	Janus International Equity Fund
each fiscal year or period ended July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$10.79	$9.58	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.01	.09	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	.91	1.18	.52	(2.26)	.14	1.25
Total from Investment Operations	.93	1.21	.53	(2.17)	.13	1.32
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–	(.09)	–	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–	–	–	–
Total Distributions and Other	(.03)	–	–	(.18)	(.05)	–
Net Asset Value, End of Period	$11.69	$10.79	$9.58	$9.05	$11.40	$11.32
Total Return**	8.63%	12.63%	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$880	$764	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$832	$672	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(4)	1.64%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(4)	1.64%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.41%	0.60%	1.18%(9)	0.22%	0.85%
Portfolio Turnover Rate***	90%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.46% and 1.46%, respectively, in 2011, 1.49% and 1.49%, respectively, in 2010 and 1.48% and 1.45%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Overseas Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.16)	(.13)	.16
Net gain on investments (both realized and unrealized)	3.80	8.95	4.91
Total from Investment Operations	3.64	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	–	(.09)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	–
Total Distributions and Other	–	(.08)	–
Net Asset Value, End of Period	$50.96	$47.32	$38.58
Total Return**	7.69%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$196,692	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$181,686	$128,643	$95,361
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.48%	1.44%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.71)%	(0.27)%	(0.07)%
Portfolio Turnover Rate***	35%	33%	45%

Class R Shares

	Janus Worldwide
For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.46	$37.40	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.06)	–	.01
Net gain on investments (both realized and unrealized)	5.17	6.14	3.99
Total from Investment Operations	5.11	6.14	4.00
Less Distributions and Other:
Dividends (from net investment income)*	–	(.08)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–	–
Total Distributions and Other	–	(.08)	–
Net Asset Value, End of Period	$48.57	$43.46	$37.40
Total Return**	11.76%	16.44%	11.98%
Net Assets, End of Period (in thousands)	$847	$598	$532
Average Net Assets for the Period (in thousands)	$698	$544	$494
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.41%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.41%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	0.13%	0.39%
Portfolio Turnover Rate***	97%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

118 | MARCH 31, 2011

Class S Shares

For a share outstanding during the period ended March 31, 2011 (unaudited),	Janus Emerging	Janus Global Life
the eleven-month fiscal period ended September 30, 2010 and the fiscal period	Markets Fund	Sciences Fund
ended October 31, 2009	2011(1)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$22.09	$19.66	$17.81
Income from Investment Operations:
Net investment income/(loss)	–	(.14)	.21	–
Net gain on investments (both realized and unrealized)	.10	2.86	2.23	1.85
Total from Investment Operations	.10	2.72	2.44	1.85
Less Distributions and Other:
Dividends (from net investment income)*	–	(.08)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–	.01	–
Total Distributions and Other	–	(.08)	(.01)	–
Net Asset Value, End of Period	$10.10	$24.73	$22.09	$19.66
Total Return**	1.00%	12.35%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$842	$213	$189	$11
Average Net Assets for the Period (in thousands)	$818	$203	$149	$1
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%(5)	1.30%(6)	1.33%(6)	1.48%
Ratio of Net Expenses to Average Net Assets***(4)	1.34%(5)	1.30%(6)	1.33%(6)	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	(1.21)%	1.16%	(0.07)%
Portfolio Turnover Rate***	161%	46%	46%	70%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Global Research Fund			Janus Global Select Fund
2009	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$13.43	$11.36	$9.81	$10.98	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	.08	.03	(.01)	(.04)	(.03)	(.01)
Net gain on investments (both realized and unrealized)	1.61	2.06	1.56	1.43	1.98	1.45
Total from Investment Operations	1.69	2.09	1.55	1.39	1.95	1.44
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.02)	–	(.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(7)	–(7)	–	–	–	N/A
Total Distributions and Other	(.08)	(.02)	–	(.05)	–	–
Net Asset Value, End of Period	$15.04	$13.43	$11.36	$12.32	$10.98	$9.03
Total Return**	12.59%	18.40%	15.80%	12.70%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$232	$13	$13	$8,531	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$83	$12	$2	$9,949	$13,398	$10,379
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.45%	1.42%	1.22%(8)	1.24%(8)	1.24%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.41%	1.45%	1.16%	1.22%(8)	1.24%(8)	1.21%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.52%	0.40%	(1.18)%	(0.21)%	0.04%	(0.46)%
Portfolio Turnover Rate***	73%	74%	99%	107%	127%	125%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net
Expenses to Average Net Assets would be 1.84% and 1.84%, respectively, without the waiver of these fees and expenses.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.24% and 1.24%, respectively, in 2011 and 1.29% and 1.29%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Redemption fees aggregated less than $.01 on a per share basis.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.21% and 1.21%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.22% and 1.19%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Global Technology Fund
October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.05)	.01
Net gain/(loss) on investments (both realized and unrealized)	2.75	2.72	1.58
Total from Investment Operations	2.69	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–(3)	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$17.91	$15.22	$12.55
Total Return**	17.67%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$254	$213	$67
Average Net Assets for the Period (in thousands)	$243	$165	$38
Ratio of Gross Expenses to Average Net Assets***(4)	1.27%(5)	1.43%(5)	1.31%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.27%(5)	1.42%(5)	1.26%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.66)%	(0.80)%	(0.61)%
Portfolio Turnover Rate***	84%	76%	111%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended September 30,
2010, the two-month fiscal period ended September 30, 2009 and	Janus International Equity Fund
each fiscal year or period ended July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$11.04	$9.78	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.02	.07	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	.91	1.23	.52	(2.25)	–	1.26
Total from Investment Operations	.96	1.27	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.01)	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	.01	.31	–
Total Distributions and Other	(.05)	(.01)	–	(.20)	.25	–
Net Asset Value, End of Period	$11.95	$11.04	$9.78	$9.24	$11.62	$11.34
Total Return**	8.70%	13.03%	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$6,461	$6,363	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$6,514	$5,510	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(4)	1.39%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.39%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	0.63%	0.86%	1.50%(9)	1.07%	1.10%
Portfolio Turnover Rate***	90%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.23% and 1.23%, respectively, in 2011, 1.30% and 1.29%, respectively, in 2010 and 1.31% and 1.26%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by
0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

120 | MARCH 31, 2011

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.12)	(.04)	.20
Net gain on investments (both realized and unrealized)	3.84	8.97	4.89
Total from Investment Operations	3.72	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	(.11)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	.01
Total Distributions and Other	–	(.10)	.01
Net Asset Value, End of Period	$51.16	$47.44	$38.61
Total Return**	7.84%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$1,904,819	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$1,873,985	$1,601,017	$1,344,815
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.22%	1.19%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	(0.04)%	0.18%
Portfolio Turnover Rate***	35%	33%	45%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Worldwide
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.05)	.09	.04
Net gain on investments (both realized and unrealized)	5.22	6.16	3.98
Total from Investment Operations	5.17	6.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.12)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	.01
Total Distributions and Other	(.05)	(.12)	.01
Net Asset Value, End of Period	$48.68	$43.56	$37.43
Total Return**	11.88%	16.73%	12.07%
Net Assets, End of Period (in thousands)	$62,088	$61,881	$61,824
Average Net Assets for the Period (in thousands)	$63,595	$62,208	$62,260
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.16%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.38%	0.64%
Portfolio Turnover Rate***	97%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class T Shares

Janus Emerging
Markets Fund
For a share outstanding during the period ended March 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	.10
Total from Investment Operations	.10
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.10
Total Return**	1.00%
Net Assets, End of Period (in thousands)	$1,313
Average Net Assets for the Period (in thousands)	$963
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%
Portfolio Turnover Rate***	161%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the eleven-month
fiscal period ended September 30, 2010 and each	Janus Global Life Sciences Fund
fiscal year ended October 31	2011	2010(3)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.19	$19.70	$17.78	$24.12	$20.25	$19.37	$16.08
Income from Investment Operations:
Net investment income/(loss)	(.10)	.27	.04	.03	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	2.87	2.22	1.94	(6.38)	3.87	.88	3.29
Total from Investment Operations	2.77	2.49	1.98	(6.35)	3.87	.88	3.29
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	–(4)	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(5)	–(5)	–(5)	.01	–(5)	–(5)	–(5)
Total Distributions and Other	(.10)	–	(.06)	.01	–	–	–
Net Asset Value, End of Period	$24.86	$22.19	$19.70	$17.78	$24.12	$20.25	$19.37
Total Return**	12.54%	12.65%	11.21%	(26.29)%	19.11%	4.54%	20.46%
Net Assets, End of Period (in thousands)	$235,946	$230,708	$646,206	$653,106	$894,002	$982,030	$1,149,666
Average Net Assets for the Period (in thousands)	$233,302	$381,186	$618,360	$835,370	$874,776	$1,101,726	$1,181,741
Ratio of Gross Expenses to Average Net Assets***(2)	1.05%(6)	1.01%(6)	1.04%	0.98%	1.01%	1.02%	0.97%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%(6)	1.01%(6)	1.03%	0.97%	0.99%	1.01%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.96)%	0.80%	0.28%	0.15%	(0.27)%	(0.39)%	(0.49)%
Portfolio Turnover Rate***	46%	46%	70%	81%	61%	87%	77%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.99% and 0.99%, respectively, in 2011 and 0.98% and 0.98%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

122 | MARCH 31, 2011

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the eleven-month
fiscal period ended September 30, 2010 and each fiscal	Janus Global Research Fund
year or period ended October 31	2011	2010(1)	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$13.50	$11.38	$8.81	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.06	.05	.04	.04	.10	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.69	2.06	2.60	(7.58)	4.72	2.22	1.12
Total from Investment Operations	1.71	2.12	2.65	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–(3)	(.08)	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	–	–	–	(.72)	(.76)	(.23)	–
Redemption fees	–(4)	–(4)	–(4)	.01	–(4)	N/A	N/A
Total Distributions and Other	(.12)	–	(.08)	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$15.09	$13.50	$11.38	$8.81	$17.11	$13.16	$11.11
Total Return**	12.70%	18.67%	30.46%	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$123,636	$114,874	$203,125	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$125,517	$142,843	$166,030	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(5)	1.12%	1.18%	1.25%	1.15%	1.12%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.12%	1.18%	1.24%	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	0.47%	0.56%	0.39%(6)	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	73%	74%	99%	95%	72%	118%	86%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30,	Janus Global Select Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006(7)	2005

Net Asset Value, Beginning of Period	$11.01	$9.03	$7.14	$13.57	$9.49	$7.80	$6.25
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	.01	.08	.03	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	1.41	1.99	1.95	(6.47)	4.07	1.71	1.52
Total from Investment Operations	1.41	1.98	1.96	(6.39)	4.10	1.75	1.55
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–(3)	(.06)	(.04)	(.02)	(.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A	N/A
Redemption fees	–(4)	–	N/A	N/A	N/A	N/A	N/A
Total Distributions and Other	(.12)	–	(.07)	(.04)	(.02)	(.06)	–
Net Asset Value, End of Period	$12.30	$11.01	$9.03	$7.14	$13.57	$9.49	$7.80
Total Return**	12.84%	21.96%	27.96%	(47.21)%	43.32%	22.58%	24.80%
Net Assets, End of Period (in thousands)	$1,370,595	$1,381,716	$3,133,551	$2,694,881	$5,188,347	$3,243,102	$691,401
Average Net Assets for the Period (in thousands)	$1,414,069	$2,008,730	$2,600,372	$4,709,077	$3,773,555	$966,223	$590,421
Ratio of Gross Expenses to Average Net Assets***(5)	0.97%(8)	0.95%(8)	0.97%(8)	0.94%(8)	0.93%	1.00%	1.02%
Ratio of Net Expenses to Average Net Assets***(5)	0.97%(8)	0.95%(8)	0.96%(8)	0.94%(8)	0.92%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	0.22%	0.14%	0.67%	0.34%	0.80%	0.52%
Portfolio Turnover Rate***	107%	127%	125%	144%	24%	63%	68%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from February 25, 2005 (inception date) through October 31, 2005.
(3)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Global Select Fund.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.96% and 0.96%, respectively, in 2011, 0.94% and 0.94%, respectively, in 2010, 0.96% and 0.95%, respectively, in 2009 and 0.93% and 0.92%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the eleven-
month fiscal period ended September 30, 2010 and	Janus Global Technology Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$15.28	$12.57	$9.29	$16.51	$12.23	$10.88	$9.70
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.05)	–	–	.06	–	.01
Net gain/(loss) on investments (both realized and unrealized)	2.76	2.76	3.28	(7.16)	4.22	1.36	1.17
Total from Investment Operations	2.72	2.71	3.28	(7.16)	4.28	1.36	1.18
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.06)	–	(.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	–	–	–	(.06)	–	(.01)	–
Net Asset Value, End of Period	$18.00	$15.28	$12.57	$9.29	$16.51	$12.23	$10.88
Total Return**	17.80%	21.56%	35.31%	(43.51)%	35.00%	12.48%	12.16%
Net Assets, End of Period (in thousands)	$298,947	$265,438	$713,536	$533,329	$1,028,084	$914,349	$993,663
Average Net Assets for the Period (in thousands)	$293,648	$424,663	$584,300	$828,435	$915,092	$999,147	$1,109,908
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%(4)	1.13%(4)	1.06%(4)	1.02%(4)	1.04%	1.13%	1.04%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%(4)	1.13%(4)	1.05%(4)	1.01%(4)	1.03%	1.11%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.66)%	(0.32)%	(0.15)%(5)	0.40%	(0.30)%	0.07%
Portfolio Turnover Rate***	84%	76%	111%	90%	57%	85%	31%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited),
the fiscal year ended September 30, 2010, the two-month fiscal period ended	Janus International Equity Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(6)	2009(7)

Net Asset Value, Beginning of Period	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	.05	.05	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	.91	1.22	.52	.75
Total from Investment Operations	.96	1.27	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.05)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(2)	–(2)	–	–
Total Distributions and Other	(.10)	(.05)	–	–
Net Asset Value, End of Period	$11.72	$10.86	$9.64	$9.10
Total Return**	8.88%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$4,678	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$3,460	$645	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.14%	1.26%	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate***	90%	132%	115%	176%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2011, 0.99% and 0.99%, respectively, in 2010, 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

124 | MARCH 31, 2011

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Overseas Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$47.56	$38.65	$27.12	$63.02	$42.45	$28.42	$21.62
Income from Investment Operations:
Net investment income/(loss)	(.05)	.01	.41	.63	.36	.49	.21
Net gain/(loss) on investments (both realized and unrealized)	3.83	9.04	12.66	(31.38)	20.74	13.80	6.82
Total from Investment Operations	3.78	9.05	13.07	(30.75)	21.10	14.29	7.03
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.15)	(.22)	(.88)	(.55)	(.28)	(.23)
Distributions (from capital gains)*	–	–	(1.33)	(4.29)	–	–	–
Redemption fees	–(2)	.01	.01	.02	.02	.02	–(2)
Total Distributions and Other	(.05)	(.14)	(1.54)	(5.15)	(.53)	(.26)	(.23)
Net Asset Value, End of Period	$51.29	$47.56	$38.65	$27.12	$63.02	$42.45	$28.42
Total Return**	7.96%	23.48%	51.63%	(52.78)%	50.24%	50.71%	32.74%
Net Assets, End of Period (in thousands)	$6,772,717	$6,113,812	$7,112,657	$4,345,024	$11,424,962	$5,317,122	$2,554,621
Average Net Assets for the Period (in thousands)	$6,603,695	$6,528,596	$5,182,633	$9,214,669	$7,916,993	$3,933,175	$2,272,200
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.95%	0.91%	0.90%	0.89%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.95%	0.91%	0.89%	0.89%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%	0.14%	0.90%	0.79%	0.77%	1.69%	0.88%
Portfolio Turnover Rate***	35%	33%	45%	50%	51%	61%	57%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended	Janus Worldwide
September 30, 2010 and each fiscal year	Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$43.67	$37.49	$31.36	$60.04	$48.05	$41.41	$38.12
Income from Investment Operations:
Net investment income/(loss)	.02	.20	.41	.43	.32	.65	.46
Net gain/(loss) on investments (both realized and unrealized)	4.55	6.16	6.37	(28.82)	12.31	6.48	3.14
Total from Investment Operations	4.57	6.36	6.78	(28.39)	12.63	7.13	3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Net Asset Value, End of Period	$48.03	$43.67	$37.49	$31.36	$60.04	$48.05	$41.41
Total Return**	10.48%	17.01%	22.08%	(47.49)%	26.53%	17.34%	9.47%
Net Assets, End of Period (in thousands)	$1,065,652	$1,055,258	$2,207,945	$2,044,859	$4,645,253	$4,373,358	$4,957,669
Average Net Assets for the Period (in thousands)	$1,087,805	$1,454,113	$1,971,727	$3,480,275	$4,522,584	$4,601,953	$5,984,293
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.87%	0.76%	0.83%	0.88%	0.87%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.86%	0.76%	0.83%	0.87%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.55%	1.34%	0.82%	0.53%	1.31%	0.90%
Portfolio Turnover Rate***	97%	94%	195%	16%	27%	43%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Notes to Schedules of Investments (unaudited)

Lipper Emerging Markets Funds	Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health-care, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

126 | MARCH 31, 2011

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

∞  Schedule of Fair Valued Securities (as of March 31, 2011)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.8%
GMP Co.	134,369	0.0%
Lifesync Holdings, Inc.	758,545	0.1%
Mediquest Therapeutics – expires 6/15/11	3	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	4,846,045	0.7%

	$15,592,769	2.2%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	$–	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	$–	0.0%

Janus Overseas Fund
Anglo Irish Bank Corp., Ltd.	$–	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%

	$–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.8%
Mediquest Therapeutics – expires 6/15/11	5/11/06 – 6/15/06	–	3	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/08/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	3/31/09	3,135,054	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	7/3/08	4,130,815	4,846,045	0.7%

		$18,165,231	$14,699,855	2.1%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	11/12/07-7/8/08	$3,115,375	$–	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	8/9/07-8/14/08	$2,173,340	$–	0.0%

Janus Overseas Fund
Anglo Irish Bank Corp., Ltd.	6/14/02-9/16/08	$330,695,946	$–	0.0%
FU JI Food & Catering Services Holdings, Ltd.	1/15/08-1/31/08	44,396,141	–	0.0%

		$375,092,087	$–	0.0%

The Funds have registration rights for certain restricted securities held as of March 31, 2011. The issuer incurs all registration costs.

Janus Global & International Funds | 127

Notes to Schedules of Investments (unaudited) (continued)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Life Sciences Fund	$3,381,475	0.5%
Janus Overseas Fund	1,832,329	0.0%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Global Life Sciences Fund
GMP Co.(1)	–	$–	–	$–	$–	$–	$134,369
Lifesync Holdings, Inc.	–	–	–	–	–	–	758,545
Mediquest Therapeutics – Private Placement§	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$3,402,169

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Global Select Fund
Bwin.Party Digital Entertainment PLC*(2)(3)	15,834,318	$46,232,724	–	$–	$–	$–	$ N/A
Chroma ATE, Inc.	3,664,000	8,752,839	–	–	–	–	73,592,278
EVA Precision Industrial Holdings, Ltd.	49,030,000	39,455,726	–	–	–	–	35,866,539
Tellabs, Inc.	13,361,716	72,582,955	–	–	–	378,956	119,658,680
Wesco International, Inc.*(2)	–	–	1,309,000	35,821,412	32,440,304	–	N/A

		$167,024,244		$35,821,412	$32,440,304	$378,956	$229,117,497

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Global Technology Fund
Vocus, Inc.*	–	$–	–	$–	$–	$–	$26,224,367

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Overseas Fund
ARM Holdings PLC(2)	–	$–	47,094,470	$111,392,845	$270,136,432	$–	$ N/A
Bajaj Hindusthan, Ltd.	–	–	–	–	–	190,612	19,538,774
Chaoda Modern Agriculture Holdings, Ltd.	–	–	–	–	–	2,183,734	117,039,154
Commercial Bank of Ceylon PLC(2)(4)	–	–	–	–	–	217,271	N/A
Cosan, Ltd. – Class A	–	–	–	–	–	–	182,005,765
Delta Air Lines, Inc.*	7,200,000	75,488,319	–	–	–	–	428,975,998
International Consolidated Airlines Group S.A.*(2)(5)	–	–	–	–	–	–	N/A
John Keells Holdings PLC	–	–	–	–	–	1,169,447	167,944,548
Melco International Development, Ltd.*	–	–	–	–	–	145,242	51,303,040
Niko Resources, Ltd.	–	–	–	–	–	314,614	248,521,006
Petroplus Holdings A.G.*	–	–	–	–	–	–	194,275,965

		$75,488,319		$111,392,845	$270,136,432	$4,220,920	$1,409,604,250

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Worldwide Fund
Blackboard, Inc.*	–	$–	244,230	$11,177,334	$(1,257,185)	$–	$53,718,009

(1)	Certificates will be issued under new company name, Lifesync Holdings, Inc.

128 | MARCH 31, 2011

(2)	Company was no longer an affiliate as of March 31, 2011.
(3)	On March 31, 2011 PartyGaming PLC merged with bwin Interactive Entertainment to form Bwin.Party Digital Entertainment PLC. Prior to the merger PartyGaming PLC was an affiliate of the Fund.
(4)	Shares were adjusted to reflect a 0.643% stock dividend on 3/31/11.
(5)	On January 24, 2011 British Airways PLC merged with Iberia LAE S.A. to form International Consolidated Airlines Group S.A. Prior to the merger British Airways PLC was an affiliate of the Fund.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Cellular Telecommunications	$176,035	$351,804	$–
Commercial Banks	381,068	805,867	–
Diversified Minerals	88,784	144,472	–
Electric – Integrated	–	233,476	–
Insurance Brokers	–	131,363	–
Metal – Aluminum	–	104,401	–
Oil Companies – Exploration and Production	313,034	622,061	–
Oil Companies – Integrated	–	392,703	–
Oil Refining and Marketing	48,272	209,881	–
Platinum	167,246	70,610	–
Rubber/Plastic Products	–	115,551	–
Steel – Producers	347,690	186,158	–
Telecommunication Services	–	188,671	–
All Other	5,303,884	–	–

Exchange-Traded Funds	903,376	–	–

Preferred Stock	–	186,800	–

Money Market	–	514,463	–

Total Investments in Securities	$7,729,389	$4,258,281	$–

Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$158,803,289	$–	$5,786,786
Medical – Drugs	192,714,262	32,408,136	–
Medical – Generic Drugs	16,317,073	14,320,341	2,509,255
Medical Instruments	20,106,436	–	758,545
All Other	248,182,467	–	–

Preferred Stock	–	–	6,538,179

Warrants	–	–	4

Money Market	–	3,591,000	–

Total Investments in Securities	$636,123,527	$50,319,477	$15,592,769

Investments in Securities:
Janus Global Research Fund
Common Stock
Airlines	$–	$1,656,658	$–
Cellular Telecommunications	1,680,266	1,158,921	–
Food – Catering	–	–	–
Medical – Drugs	6,248,438	800,141	–
Oil Companies – Integrated	–	1,604,909	–
All Other	267,296,792	–	–

Money Market	–	3,607,915	–

Total Investments in Securities	$275,225,496	$8,828,544	$–

Janus Global & International Funds | 129

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Select Fund
Common Stock
Commercial Banks	$312,500,124	$32,628,201	$–
Oil Companies – Exploration and Production	192,804,883	79,169,089	–
All Other	2,975,339,909	–	–

Money Market	–	161,496,533

Total Investments in Securities	$3,480,644,916	$273,293,823	$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$31,186,394	$11,987,913	$–
Internet Content – Entertainment	–	6,884,199	–
Telecommunication Equipment	12,480,920	3,409,802	–
Transactional Software	–	12,628,641	–
Wireless Equipment	33,274,659	2,470,663	–
All Other	823,755,850	–	–

Money Market	–	20,997,073	–

Total Investments in Securities	$900,697,823	$58,378,291	$–

Investments in Securities:
Janus International Equity Fund
Common Stock
Airlines	$2,785,806	$2,173,015	$–
E-Commerce/Services	–	5,142,478	–
Food – Catering	–	–	–
Medical – Generic Drugs	–	5,343,105	–
Oil – Field Services	4,545,222	2,339,472	–
Oil Companies – Exploration and Production	8,650,666	5,689,675	–
Oil Companies – Integrated	9,434,134	5,120,864	–
All Other	211,692,164	–	–

Money Market	–	8,199,288	–

Total Investments in Securities	$237,107,992	$34,007,897	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Commercial Banks	$1,302,607,000	$–	$–
Food – Catering	–	–	–
Oil Companies – Integrated	–	451,852,715	–
Sugar	290,818,869	1,832,329	–
All Other	12,693,900,014	–	–

Money Market	–	12,882,000	–

Total Investments in Securities	$14,287,325,883	$466,567,044	$–

Investments in Securities:
Janus Worldwide Fund
Common Stock
Investment Management and Advisory Services	$–	$9,355,921	$–
Oil Companies – Integrated	96,342,963	65,053,034	–
All Other	2,243,176,863	–	–

Corporate Bond	–	27,022,328	–

Warrant	–	33,997,219	–

Money Market	–	17,732,000	–

Total Investments in Securities	$2,339,519,826	$153,160,502	$–

Investments in Purchased Options:
Janus Global Select Fund	$–	$11,417,104	$–
Janus Global Technology Fund	–	2,295,437	–
Janus Overseas Fund	–	35,237,075	–

130 | MARCH 31, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities Sold Short:
Janus Global Select Fund	$(6,784,500)	$–	$–
Janus Global Technology Fund	(6,766,825)	–	–

Other Financial Instruments(b):
Janus Emerging Markets Fund	$–	$69,661	$–
Janus Global Life Sciences Fund	–	(67,324)	–
Janus Global Select Fund	196,076	(43,750,377)	–
Janus Global Technology Fund	–	190,213	–
Janus Overseas Fund	–	(6,215,434)	–
Janus Worldwide Fund	–	2,678,409	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended March 31, 2011)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	March 31, 2011

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$5,786,786	$–	$–	$–	$–	$–	$5,786,786
Medical – Generic Drugs	2,509,255	–	–	–	–	–	2,509,255
Medical Instruments	892,914	–	–	–	(134,369)	–	758,545
Preferred Stock	6,403,810	–	–	134,369	–	–	6,538,179
Warrants	4	–	–	–	–	–	4
Janus Global Research Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus International Equity Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus Overseas Fund
Common Stock
Commercial Banks	–	–	–	–	–	–	–
Food – Catering	–	–	–	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2011 is noted below.

Fund	Aggregate Value

Janus Emerging Markets Fund	$5,941,847
Janus Global Life Sciences Fund	91,260,355
Janus Global Select Fund	2,523,434,123
Janus Global Technology Fund	151,219,113
Janus Overseas Fund	2,218,489,543
Janus Worldwide Fund	270,828,889

Janus Global & International Funds | 131

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period from December 28, 2010 (inception date) through March 31, 2011 for Janus Emerging Markets Fund and for the six-month period ended March 31, 2011 for Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund, and Janus Worldwide Fund. The Trust offers thirty-nine funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the

132 | MARCH 31, 2011

applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such

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Notes to Financial Statements (unaudited) (continued)

distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2011, Janus Emerging Markets Fund, Janus Global Select Fund and Janus Overseas Fund had restricted cash in the amounts of $700,136, $38,453,548 and $190,206,412, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2011. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the

134 | MARCH 31, 2011

reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period or fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Global Life Sciences Fund	$–	$54,554,623
Janus Global Research Fund	–	71,724,451
Janus Global Select Fund	–	674,052,443
Janus Global Technology Fund	–	81,506,306
Janus International Equity Fund	–	151,033,992
Janus Overseas Fund	–	7,111,821,551
Janus Worldwide Fund	–	750,674,013

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period or fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the period ended March 31, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those

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Notes to Financial Statements (unaudited) (continued)

derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the

136 | MARCH 31, 2011

corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

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Notes to Financial Statements (unaudited) (continued)

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at December 28, 2010	–	$–
Options written	114	11,857
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2011	114	$11,857

	Number of	Premiums
Put Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at December 28, 2010	–	$–
Options written	38	9,543
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2011	38	$9,543

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2010	15,727	$3,807,950
Options written	213,656	38,558,824
Options closed	(123,019)	(22,761,653)
Options expired	(47,694)	(6,164,477)
Options exercised	(46,450)	(2,932,144)

Options outstanding at March 31, 2011	12,220	$10,508,500

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2010	51,027	$5,781,181
Options written	1,021,561	85,466,734
Options closed	(464,980)	(40,232,550)
Options expired	(239,658)	(15,280,016)
Options exercised	(99,500)	(539,783)

Options outstanding at March 31, 2011	268,450	$35,195,566

	Number of	Premiums
Put Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at September 30, 2010	13,189	$1,107,981
Options written	–	–
Options closed	(13,189)	(1,107,981)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2011	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in

138 | MARCH 31, 2011

respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2011.

Fair Value of Derivative Instruments as of March 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts			Options written, at value	$17,089
Equity Contracts	Swap contracts	$102,815	Swap contracts	16,065

Total		$102,815		$33,154

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$269,804	Forward currency contracts	$337,128

Total		$269,804		$337,128

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Select Fund
Equity Contracts	Variation margin	$196,076
Equity Contracts	Unaffiliated investments at value	11,417,104	Options written, at value	$45,701,033
Equity Contracts	Swap contracts	9,319,235
Foreign Exchange Contracts	Forward currency contracts	3,223,232	Forward currency contracts	10,591,811

Total		$24,155,647		$56,292,844

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$2,295,437
Foreign Exchange Contracts	Forward currency contracts	375,280	Forward currency contracts	$185,067

Total		$2,670,717		$185,067

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Equity Contracts	Unaffiliated investments at value	$35,237,075
Equity Contracts	Swap contracts	27,276,296	Swap contracts	$59,158,212
Foreign Exchange Contracts	Forward currency contracts	26,215,385	Forward currency contracts	548,903

Total		$88,728,756		$59,707,115

Janus Global & International Funds | 139

Notes to Financial Statements (unaudited) (continued)

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Worldwide Fund
Foreign Exchange Contracts	Forward currency contracts	$2,740,579	Forward currency contracts	$62,170

Total		$2,740,579		$62,170

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2011.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund(1)

Equity Contracts	$–	$(83,655)	$(1,715)	$–	$(85,370)

Total	$–	$(83,655)	$(1,715)	$–	$(85,370)

(1)	Period from December 28, 2010 (inception date) through March 31, 2011.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund(1)

Equity Contracts	$–	$86,749	$4,312	$–	$91,061

Total	$–	$86,749	$4,312	$–	$91,061

(1)	Period from December 28, 2010 (inception date) through March 31, 2011.

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,367,749)	$(2,367,749)

Total	$–	$–	$–	$(2,367,749)	$(2,367,749)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$785,479	$785,479

Total	$–	$–	$–	$785,479	$785,479

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$6,270,083	$1,003,369	$(17,232,241)	$–	$(9,958,789)

Foreign Exchange Contracts	–	–	–	(36,212,502)	(36,212,502)

Total	$6,270,083	$1,003,369	$(17,232,241)	$(36,212,502)	$(46,171,291)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$2,039,406	$9,319,235	$(10,138,478)	$–	$1,220,163

Foreign Exchange Contracts	–	–	–	1,077,725	1,077,725

Total	$2,039,406	$9,319,235	$(10,138,478)	$1,077,725	$2,297,888

140 | MARCH 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(426,628)	$–	$(426,628)

Foreign Exchange Contracts	–	–	–	(1,710,953)	(1,710,953)

Total	$–	$–	$(426,628)	$(1,710,953)	$(2,137,581)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$1,277,779	$–	$1,277,779

Foreign Exchange Contracts	–	–	–	403,768	403,768

Total	$–	$–	$1,277,779	$403,768	$1,681,547

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$87,992,938	$–	$–	$87,992,938

Foreign Exchange Contracts	–	–	–	(40,539,678)	(40,539,678)

Total	$–	$87,992,938	$–	$(40,539,678)	$47,453,260

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(39,516,298)	$2,449,431	$–	$(37,066,867)

Foreign Exchange Contracts	–	–	–	40,249,437	40,249,437

Total	$–	$(39,516,298)	$2,449,431	$40,249,437	$3,182,570

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(321,316)	$–	$(321,316)

Foreign Exchange Contracts	–	–	–	(6,227,736)	(6,227,736)

Total	$–	$–	$(321,316)	$(6,227,736)	$(6,549,052)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$326,881	$–	$326,881

Foreign Exchange Contracts	–	–	–	4,933,561	4,933,561

Total	$–	$–	$326,881	$4,933,561	$5,260,442

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to

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Notes to Financial Statements (unaudited) (continued)

identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornados, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Funds’ investment portfolio and, in the longer term, could impair the ability of issuers in which the Funds invest to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities

142 | MARCH 31, 2011

of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the

Janus Global & International Funds | 143

Notes to Financial Statements (unaudited) (continued)

Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64
Janus Worldwide Fund	N/A	0.60

For Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, and December 2007 for Janus International Equity Fund and will apply until November

144 | MARCH 31, 2011

2011 for Janus Overseas Fund and January 2012 for Janus Emerging Markets Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, and December 2007 for Janus International Equity Fund and will begin November 2011 for Janus Overseas Fund and January 2012 for Janus Emerging Markets Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of

Janus Global & International Funds | 145

Notes to Financial Statements (unaudited) (continued)

the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended March 31, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Global Research Fund	$151,931
Janus International Equity Fund	118,357
Janus Worldwide Fund	371,799

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2012 (until at least January 31, 2012 for Janus Global Select Fund) by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and

146 | MARCH 31, 2011

extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Emerging Markets Fund	1.25
Janus Global Research Fund	1.00
Janus Global Select Fund	0.90
Janus International Equity Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2011.

For the period ended March 31, 2011, Janus Capital assumed $18,217 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $285,682 was paid by the Trust during the period ended March 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Emerging Markets Fund	$206
Janus Global Life Sciences Fund	344
Janus Global Research Fund	2,499
Janus Global Select Fund	5,029
Janus Global Technology Fund	1,710
Janus International Equity Fund	3,638
Janus Overseas Fund	116,026
Janus Worldwide Fund	494

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended March 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31, 2011,

Janus Global & International Funds | 147

Notes to Financial Statements (unaudited) (continued)

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Life Sciences Fund	$100
Janus Global Research Fund	105
Janus Global Select Fund	287
Janus International Equity Fund	113
Janus Overseas Fund	3,799

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Effective for Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares purchased on or after January 28, 2011, a 2.00% redemption fee may apply if you sell Shares of Janus Global Select Fund held for 90 days or less.

Total redemption fees received by the Funds for the period ended March 31, 2011 are indicated in the table below:

Fund	Redemption Fee

Janus Emerging Markets Fund	$3,700
Janus Global Life Sciences Fund	4,434
Janus Global Research Fund	9,982
Janus Global Select Fund	7,473
Janus Global Technology Fund	26,108
Janus International Equity Fund	7,284
Janus Overseas Fund	662,019
Janus Worldwide Fund	25,245

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/11

Janus Cash Liquidity Fund LLC
Janus Emerging Markets Fund	$11,963,463	$(11,449,000)	$560	$514,463
Janus Global Life Sciences Fund	86,182,198	(92,239,198)	6,830	3,591,000
Janus Global Research Fund	39,808,915	(38,382,000)	4,789	3,607,915
Janus Global Select Fund	1,001,887,649	(934,377,009)	117,461	161,496,533
Janus Global Technology Fund	199,951,136	(195,768,000)	29,430	20,997,073
Janus International Equity Fund	65,090,767	(62,685,412)	7,266	8,199,288
Janus Overseas Fund	2,035,607,649	(2,221,954,311)	262,516	12,882,000
Janus Worldwide Fund	397,196,314	(468,753,412)	74,259	17,732,000

	$3,837,688,091	$(4,025,608,342)	$503,111	$229,020,272

148 | MARCH 31, 2011

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/10*	Purchases	Purchases	Redemptions	Redemptions	3/31/11

Janus Emerging Markets Fund - Class A Shares	$–	$833,333	12/27/10	$–	–	$833,333
Janus Emerging Markets Fund - Class C Shares	–	833,334	12/27/10	–	–	833,334
Janus Emerging Markets Fund - Class D Shares	–	833,333	12/27/10	–	–	833,333
Janus Emerging Markets Fund - Class I Shares	–	833,333	12/27/10	–	–	833,333
Janus Emerging Markets Fund - Class S Shares	–	833,334	12/27/10	–	–	833,334
Janus Emerging Markets Fund - Class T Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Life Sciences Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Technology Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class S Shares	1,000	–	–	–	–	1,000
Janus International Equity Fund - Class D Shares	10,000	–	–	–	–	10,000
Janus International Equity Fund - Class R Shares	100,000	–	–	–	–	100,000
Janus International Equity Fund - Class T Shares	1,000	–	–	–	–	1,000

*	Seed capital is at 9/30/10 for Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, and Janus International Equity Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between

Janus Global & International Funds | 149

Notes to Financial Statements (unaudited) (continued)

book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Emerging Markets Fund	$11,843,998	$392,401	$(248,729)	$143,672
Janus Global Life Sciences Fund	564,599,786	154,907,669	(17,471,682)	137,435,987
Janus Global Research Fund	236,062,281	52,880,226	(4,888,467)	47,991,759
Janus Global Select Fund	3,184,272,484	698,013,279	(116,929,920)	581,083,359
Janus Global Technology Fund	798,933,186	188,112,598	(25,674,233)	162,438,365
Janus International Equity Fund	232,263,931	43,164,207	(4,312,249)	38,851,958
Janus Overseas Fund	11,949,911,446	3,716,644,279	(877,425,723)	2,839,218,556
Janus Worldwide Fund	2,200,958,344	364,643,069	(72,921,085)	291,721,984

Information on the tax components of securities sold short as of March 31, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	Depreciation

Janus Global Select Fund	$(7,217,100)	$–	$432,600	$432,600
Janus Global Technology Fund	(9,978,470)	–	3,211,645	3,211,645

Net capital loss carryovers as of September 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period or fiscal year ended September 30, 2010

	September 30,	September 30,	September 30,	Accumulated
Fund	2011	2016	2017	Capital Losses

Janus Global Life Sciences Fund	$(103,237,607)	$–	$(71,904,532)	$(175,142,139)
Janus Global Research Fund	–	–	(48,797,190)	(48,797,190)
Janus Global Select Fund(1)	–	(12,940,052)	(1,303,454,084)	(1,316,394,136)
Janus Global Technology Fund	(83,082,507)	–	(100,992,979)	(184,075,486)
Janus International Equity Fund	–	(2,985,056)	(38,438,932)	(41,423,988)
Janus Overseas Fund(1)	–	(425,553,183)	(404,730,246)	(830,283,429)
Janus Worldwide Fund(1)	(670,957,456)	(23,171,454)	(953,343,061)	(1,647,471,971)

(1)	Capital loss carryovers subject to annual limitations.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

150 | MARCH 31, 2011

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period or fiscal year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and
each fiscal year or period ended July 31 or October 31

	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class A Shares
2011	7.16%(1)	1.23%	1.08%	1.23%	1.05%	1.06%
2010(2)	N/A	1.28%	1.11%	N/A	1.07%	1.00%
2010(3)	N/A	N/A	N/A	1.34%	N/A	N/A
2009(4)	N/A	N/A	N/A	1.31%	N/A	N/A
2009(5)	N/A	1.40%	1.19%	N/A	1.00%	1.20%
2009(6)	N/A	N/A	N/A	1.41%	N/A	N/A
2008	N/A	N/A	N/A	1.28%	N/A	N/A
2007	N/A	N/A	N/A	9.77%(7)	N/A	N/A

Class C Shares
2011	7.66%(1)	1.95%	1.81%	1.97%	1.76%	1.82%
2010(2)	N/A	1.95%	1.88%	N/A	1.76%	1.86%
2010(3)	N/A	N/A	N/A	2.13%	N/A	N/A
2009(4)	N/A	N/A	N/A	2.08%	N/A	N/A
2009(5)	N/A	1.55%	2.13%	N/A	2.01%	2.28%
2009(6)	N/A	N/A	N/A	2.20%	N/A	N/A
2008	N/A	N/A	N/A	2.04%	N/A	N/A
2007	N/A	N/A	N/A	11.49%(7)	N/A	N/A

Class D Shares
2011	8.13%(1)	1.01%	0.85%	1.24%	0.83%	0.86%
2010(8)	N/A	1.09%	0.90%	1.16%	0.87%	0.83%

Class I Shares
2011	6.98%(1)	1.05%	0.83%	0.91%	0.76%	0.76%
2010(2)	N/A	0.96%	0.79%	N/A	0.80%	0.76%
2010(3)	N/A	N/A	N/A	0.99%	N/A	N/A
2009(4)	N/A	N/A	N/A	0.97%	N/A	N/A
2009(5)	N/A	0.43%	0.74%	N/A	0.70%	0.77%
2009(6)	N/A	N/A	N/A	1.04%	N/A	N/A
2008	N/A	N/A	N/A	1.19%	N/A	N/A
2007	N/A	N/A	N/A	2.40%(7)	N/A	N/A

Class R Shares
2011	N/A	N/A	1.47%	1.64%	1.45%	1.45%
2010(2)	N/A	N/A	1.50%	N/A	1.48%	1.41%
2010(3)	N/A	N/A	N/A	1.71%	N/A	N/A
2009(4)	N/A	N/A	N/A	1.71%	N/A	N/A
2009(5)	N/A	N/A	1.49%	N/A	1.44%	1.52%
2009(6)	N/A	N/A	N/A	1.78%	N/A	N/A
2008	N/A	N/A	N/A	2.07%	N/A	N/A
2007	N/A	N/A	N/A	11.43%(7)	N/A	N/A

Class S Shares
2011	7.12%(1)	1.41%	1.22%	1.39%	1.20%	1.20%
2010(2)	N/A	1.45%	1.24%	N/A	1.22%	1.16%
2010(3)	N/A	N/A	N/A	1.46%	N/A	N/A
2009(4)	N/A	N/A	N/A	1.46%	N/A	N/A
2009(5)	N/A	1.42%	1.24%	N/A	1.19%	1.27%
2009(6)	N/A	N/A	N/A	1.54%	N/A	N/A
2008	N/A	N/A	N/A	1.54%	N/A	N/A
2007	N/A	N/A	N/A	11.01%(7)	N/A	N/A

Janus Global & International Funds | 151

Notes to Financial Statements (unaudited) (continued)

	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class T Shares
2011	7.18%(1)	1.12%	0.97%	1.14%	0.95%	0.95%
2010(2)	N/A	1.18%	0.95%	N/A	0.95%	0.87%
2010(3)	N/A	N/A	N/A	1.26%	N/A	N/A
2009(4)	N/A	N/A	N/A	1.07%	N/A	N/A
2009(9)	N/A	1.25%	0.97%	N/A	0.91%	0.76%
2009(10)	N/A	N/A	N/A	1.31%	N/A	N/A
2008	N/A	1.15%	0.94%	N/A	0.90%	0.83%
2007	N/A	1.12%	0.93%	N/A	0.89%	0.89%
2006	N/A	1.16%	1.00%	N/A	0.92%	0.90%
2005	N/A	1.61%(11)	1.02%	N/A	0.90%	0.85%

(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	Period from November 28, 2006 (inception date) through July 31, 2007.
(8)	Period from February 16, 2010 (inception date) through September 30, 2010.
(9)	Period from November 1, 2008 through October 31, 2009.
(10)	Period from July 6, 2009 (inception date) through July 31, 2009.
(11)	Period from February 25, 2005 (inception date) through October 31, 2005.

152 | MARCH 31, 2011

7.	Capital Share Transactions

For the six-month period ended March 31,
2011 (unaudited),	Janus	Janus						Janus
the eleven-month fiscal period	Emerging	Global Life			Janus			Global
ended September 30, 2010 and	Markets	Sciences			Global Research			Select
the fiscal year ended October 31, 2009	Fund	Fund			Fund			Fund
(all numbers in thousands)	2011(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,773
Shares sold	109	24	85	3	74	58	7	629	1,448	317
Reinvested dividends and distributions	–	–	–	–	1	–	–	27	–	–
Shares repurchased	–	(16)	(17)	–	(25)	(9)	–	(472)	(1,020)	(448)
Net Increase/(Decrease) in Fund Shares	109	8	68	3	50	49	7	184	428	2,642
Shares Outstanding, Beginning of Period	–	71	3	–	56	7	–	3,070	2,642	–
Shares Outstanding, End of Period	109	79	71	3	106	56	7	3,254	3,070	2,642
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,076
Shares sold	84	1	8	1	53	19	17	328	544	89
Reinvested dividends and distributions	–	–	–	–	–	–	–	3	–	–
Shares repurchased	–	(1)	–	–	(10)	(2)	–	(137)	(299)	(98)
Net Increase/(Decrease) in Fund Shares	84	–	8	1	43	17	17	194	245	1,067
Shares Outstanding, Beginning of Period	–	9	1	–	34	17	–	1,312	1,067	–
Shares Outstanding, End of Period	84	9	9	1	77	34	17	1,506	1,312	1,067
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	N/A	20,661(4)	N/A	N/A	8,834(4)	N/A	N/A	204,036(4)	N/A
Shares sold	714	265	330(4)	N/A	1,043	569(4)	N/A	4,832	8,272(4)	N/A
Reinvested dividends and distributions	–	96	–(4)	N/A	72	–(4)	N/A	2,035	–(4)	N/A
Shares repurchased	(26)	(1,421)	(1,509)(4)	N/A	(808)	(1,163)(4)	N/A	(12,589)	(19,645)(4)	N/A
Net Increase/(Decrease) in Fund Shares	688	(1,060)	19,482(4)	N/A	307	8,240(4)	N/A	(5,722)	192,663(4)	N/A
Shares Outstanding, Beginning of Period	–	19,482	–	N/A	8,240	–	N/A	192,663	–	N/A
Shares Outstanding, End of Period	688	18,422	19,482	N/A	8,547	8,240	N/A	186,941	192,663	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	146
Shares sold	415	25	194	50	1,031	1,193	8	797	5,281	884
Reinvested dividends and distributions	–	1	–	–	11	–	–	48	–	–
Shares repurchased	(26)	(37)	(50)	–	(263)	(143)	(5)	(1,599)	(1,565)	(21)
Net Increase/(Decrease) in Fund Shares	389	(11)	144	50	779	1,050	3	(754)	3,716	1,009
Shares Outstanding, Beginning of Period	–	194	50	–	1,053	3	–	4,725	1,009	–
Shares Outstanding, End of Period	389	183	194	50	1,832	1,053	3	3,971	4,725	1,009

Janus Global & International Funds | 153

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31,
2011 (unaudited),	Janus	Janus						Janus
the eleven-month fiscal period	Emerging	Global Life			Janus			Global
ended September 30, 2010 and	Markets	Sciences			Global Research			Select
the fiscal year ended October 31, 2009	Fund	Fund			Fund			Fund
(all numbers in thousands)	2011(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	136
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	N/A	70	204	58
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2	–	–
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(88)	(69)	(16)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(16)	135	178
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	313	178	–
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	297	313	178
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,012
Shares sold	83	–	10	1	16	–	1	79	343	523
Reinvested dividends and distributions	–	–	–	–	–	–	–	3	–	–
Shares repurchased	–	–	(2)	–	(2)	–	–	(490)	(721)	(57)
Net Increase/(Decrease) in Fund Shares	83	–	8	1	14	–	1	(408)	(378)	1,478
Shares Outstanding, Beginning of Period	–	9	1	–	1	1	–	1,100	1,478	–
Shares Outstanding, End of Period	83	9	9	1	15	1	1	692	1,100	1,478
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	(20,661)	N/A	N/A	(8,834)	N/A	N/A	(204,036)	N/A
Shares sold	131	323	1,362	1,802	1,402	3,101	4,483	8,255	26,628	43,375
Reinvested dividends and distributions	–	44	2	127	71	6	175	1,179	102	4,234
Shares repurchased	(1)	(1,273)	(3,106)	(5,857)	(1,790)	(3,617)	(5,804)	(23,539)	(43,999)	(78,440)
Net Increase/(Decrease) in Fund Shares	130	(906)	(22,403)	(3,928)	(317)	(9,344)	(1,146)	(14,105)	(221,305)	(30,831)
Shares Outstanding, Beginning of Period	–	10,395	32,798	36,726	8,511	17,855	19,001	125,536	346,841	377,672
Shares Outstanding, End of Period	130	9,489	10,395	32,798	8,194	8,511	17,855	111,431	125,536	346,841

(1)	Period from December 28, 2010 (inception date) through March 31, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

154 | MARCH 31, 2011

For the six-month period ended
March 31, 2011 (unaudited),
the eleven-month fiscal
period or fiscal year	Janus			Janus
ended September 30, 2010 and	Global			International		Janus			Janus
the fiscal year ended	Technology			Equity		Overseas			Worldwide
October 31, 2009	Fund			Fund		Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,354	N/A	N/A	43
Shares sold	66	110	18	881	2,889	6,331	9,649	4,006	12	44	43
Reinvested dividends and distributions	–	–	–	37	5	15	37	–	–	–	–
Shares repurchased	(19)	(45)	–	(973)	(3,383)	(2,942)	(5,198)	(2,388)	(11)	(67)	(4)
Net Increase/(Decrease) in Fund Shares	47	65	18	(55)	(489)	3,404	4,488	11,972	1	(23)	82
Shares Outstanding, Beginning of Period	83	18	–	6,932	7,421	16,460	11,972	–	59	82	–
Shares Outstanding, End of Period	130	83	18	6,877	6,932	19,864	16,460	11,972	60	59	82
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,100	N/A	N/A	22
Shares sold	33	59	3	157	684	1,559	2,218	1,009	6	7	10
Reinvested dividends and distributions	–	–	–	–	–	–	3	–	–	–	–
Shares repurchased	(3)	(21)	–	(319)	(452)	(654)	(1,084)	(284)	(4)	(7)	(1)
Net Increase/(Decrease) in Fund Shares	30	38	3	(162)	232	905	1,137	4,825	2	–	31
Shares Outstanding, Beginning of Period	41	3	–	1,976	1,744	5,962	4,825	–	31	31	–
Shares Outstanding, End of Period	71	41	3	1,814	1,976	6,867	5,962	4,825	33	31	31
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	37,742(4)	N/A	N/A	N/A	N/A	52,930(4)	N/A	N/A	30,419(4)	N/A
Shares sold	2,117	1,133(4)	N/A	433	575(4)	2,470	2,838(4)	N/A	323	435(4)	N/A
Reinvested dividends and distributions	–	–(4)	N/A	6	–(4)	81	–(4)	N/A	117	–(4)	N/A
Shares repurchased	(2,300)	(3,096)(4)	N/A	(135)	(65)(4)	(3,673)	(4,499)(4)	N/A	(1,515)	(2,164)(4)	N/A
Net Increase/(Decrease) in Fund Shares	(183)	35,779(4)	N/A	304	510(4)	(1,122)	51,269(4)	N/A	(1,075)	28,690(4)	N/A
Shares Outstanding, Beginning of Period	35,779	–	N/A	510	–	51,269	–	N/A	28,690	–	N/A
Shares Outstanding, End of Period	35,596	35,779	N/A	814	510	50,147	51,269	N/A	27,615	28,690	N/A

Janus Global & International Funds | 155

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended
March 31, 2011 (unaudited),
the eleven-month fiscal
period or fiscal year	Janus			Janus
ended September 30, 2010 and	Global			International		Janus			Janus
the fiscal year ended	Technology			Equity		Overseas			Worldwide
October 31, 2009	Fund			Fund		Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,799	N/A	N/A	748
Shares sold	137	343	77	2,595	6,284	13,922	22,935	4,294	74	457	78
Reinvested dividends and distributions	–	–	–	98	38	84	52	–	1	5	–
Shares repurchased	(83)	(31)	–	(2,060)	(2,605)	(3,664)	(4,825)	(1,067)	(46)	(987)	(26)
Net Increase/(Decrease) in Fund Shares	54	312	77	633	3,717	10,342	18,162	14,026	29	(525)	800
Shares Outstanding, Beginning of Period	389	77	–	12,097	8,380	32,188	14,026	–	275	800	–
Shares Outstanding, End of Period	443	389	77	12,730	12,097	42,530	32,188	14,026	304	275	800
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,428	N/A	N/A	13
Shares sold	N/A	N/A	N/A	7	36	960	1,382	400	4	4	2
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	–	4	–	–	–	–
Shares repurchased	N/A	N/A	N/A	(3)	(40)	(449)	(612)	(253)	(1)	(4)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	4	(4)	511	774	2,575	3	–	14
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	71	75	3,349	2,575	–	14	14	–
Shares Outstanding, End of Period	N/A	N/A	N/A	75	71	3,860	3,349	2,575	17	14	14
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	34,108	N/A	N/A	1,698
Shares sold	2	16	5	44	221	6,116	10,853	4,383	112	198	136
Reinvested dividends and distributions	–	–	–	2	1	–	97	–	1	5	–
Shares repurchased	(2)	(7)	–	(81)	(126)	(5,318)	(10,038)	(2,965)	(258)	(434)	(182)
Net Increase/(Decrease) in Fund Shares	–	9	5	(35)	96	798	912	35,526	(145)	(231)	1,652
Shares Outstanding, Beginning of Period	14	5	–	576	480	36,438	35,526	–	1,421	1,652	–
Shares Outstanding, End of Period	14	14	5	541	576	37,236	36,438	35,526	1,276	1,421	1,652

156 | MARCH 31, 2011

For the six-month period ended
March 31, 2011 (unaudited),
the eleven-month fiscal
period or fiscal year	Janus			Janus
ended September 30, 2010 and	Global			International		Janus			Janus
the fiscal year ended	Technology			Equity		Overseas			Worldwide
October 31, 2009	Fund			Fund		Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(37,742)	N/A	N/A	N/A	N/A	(52,930)	N/A	N/A	(30,419)	N/A
Shares sold	1,641	3,713	7,009	209	209	21,009	35,861	49,207	502	1,213	2,041
Reinvested dividends and distributions	–	–	–	3	–	137	638	9,733	104	256	1,299
Shares repurchased	(2,405)	(5,371)	(7,640)	(10)	(12)	(17,630)	(39,077)	(35,098)	(2,586)	(5,776)	(9,661)
Net Increase/(Decrease) in Fund Shares	(764)	(39,400)	(631)	202	197	3,516	(55,508)	23,842	(1,980)	(34,726)	(6,321)
Shares Outstanding, Beginning of Period	17,372	56,772	57,403	197	–	128,537	184,045	160,203	24,166	58,892	65,213
Shares Outstanding, End of Period	16,608	17,372	56,772	399	197	132,053	128,537	184,045	22,186	24,166	58,892

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Emerging Markets Fund	$15,190,173	$3,899,552	$–	$–
Janus Global Life Sciences Fund	155,144,330	206,124,866	–	–
Janus Global Research Fund	107,558,494	95,469,544	–	–
Janus Global Select Fund	1,911,085,181	2,415,169,129	–	–
Janus Global Technology Fund	379,800,245	368,763,680	–	–
Janus International Equity Fund	119,002,449	113,607,873	–	–
Janus Overseas Fund	3,353,074,372	2,438,656,272	–	–
Janus Worldwide Fund	1,166,837,613	1,237,454,883	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Global Select Fund, Janus Overseas Fund and Janus Worldwide Fund acquired all of the net assets of Janus Adviser Orion Fund, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust.

Janus Global & International Funds | 157

Notes to Financial Statements (unaudited) (continued)

The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Global Select Fund	4,043,427	$39,032,881	5,142,393	$2,684,570,634	$2,723,603,515	$2,519,525
Janus Overseas Fund	57,749,692	2,070,427,646	61,789,221	5,780,488,484	7,850,916,130	(54,872,135)
Janus Worldwide Fund	3,775,787	84,321,160	2,524,836	2,036,422,264	2,120,743,424	6,670,775

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22,

158 | MARCH 31, 2011

2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending September 30, 2012.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds | 159

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

160 | MARCH 31, 2011

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of several Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

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Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

FOR JANUS EMERGING MARKETS FUND

The Trustees considered the proposed investment advisory agreement for Janus Emerging Markets Fund (the “New Fund”). In the course of their consideration of that agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at meetings held on December 3, 2010, December 21, 2010, and March 17, 2011, unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2012, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained

162 | MARCH 31, 2011

from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s resources and key personnel, especially those employees who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital’s services to the other Funds for which it serves as investment adviser has generally been very good, and has been consistent with or superior to quality norms in the mutual fund industry; that Janus Capital have sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided

The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio managers and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitation agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients. The Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefore, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s investment advisory agreement was in the best interest of the New Fund and its shareholders.

Janus Global & International Funds | 163

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

164 | MARCH 31, 2011

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Global & International Funds | 165

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

166 | MARCH 31, 2011

Notes

Janus Global & International Funds | 167

Notes

168 | MARCH 31, 2011

Notes

Janus Global & International Funds | 169

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.
Funds distributed by Janus Distributors LLC (05/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0411-017	125-24-01000 05-11

2011 SEMIANNUAL REPORT

Janus Growth
& Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. We are proud to share that we have been recognized by Lipper for top risk-adjusted performance across many of our funds. For the third year in a row, Janus earned Top Asset Class honors from Lipper with the Mixed-Asset Large Company award for the three-year period, which includes Janus Balanced Fund, Janus Growth Allocation Fund, Janus Moderate Allocation Fund and Janus Conservative Allocation Fund. Additionally, Top Individual Fund honors went to Janus Overseas Fund Class D Shares, Janus Global Real Estate Fund Class I Shares, Janus Conservative Allocation Fund Class D Shares, Janus Moderate Allocation Fund Class D Shares and Janus Growth Allocation Fund Class D Shares. We continue to be committed to our disciplined investment process and believe these awards demonstrate the strong results that Janus’ disciplined investment approach can generate for investors over time.

In the broader economic environment, the global recovery remains on track despite some challenging macro events. We are seeing healthy vital signs in many of the companies that we follow and U.S. equities continue to offer extremely compelling valuations, in our view. Although the overall bond market has become more susceptible to interest rate volatility, we continue to see attractive risk-reward opportunities in corporate credit.

NEW RISKS AND NEW OPPORTUNITIES

Geopolitical concerns and the natural disaster in Japan took center stage during the period, weighing on investor sentiment after a strong start to the year. Some other issues that arose – such as higher oil prices, sovereign debt risk in Europe and rising inflationary pressures – certainly raised risks. However, equity markets rebounded to finish the period higher, rising on improved economic data and confidence. We find this resilience in the face of bad news to be impressive and suggestive of pent-up demand for equities from investors who have fled the asset class in recent years.

While the disaster in Japan took a tragic human toll, the global impact is likely to be limited. Near-term, Japan’s economy will almost certainly weaken, and damage to some factories and infrastructure may lead to supply-chain disruptions. However, we expect these disruptions to be manageable and don’t think Japan’s slowdown will drag significantly on global growth. Rebuilding efforts are likely to stimulate Japan’s economy longer-term, creating opportunities for infrastructure-related companies.

Rising oil prices pose a potentially longer-term challenge. Even before the crisis in the Middle East, demand in 2010 grew at the fastest pace in history, leaving little spare capacity. Japan’s reconstruction will be very energy-intensive and may lead to additional demand for oil and natural gas. The flipside of these pressures is lower demand, which is likely to be substantial if crude prices continue to rise.

U.S. AND GLOBAL OUTLOOK

In the U.S., the economic climate continues to improve. The manufacturing sector continues to strengthen, unemployment is easing and we are seeing early indications of improving confidence at the corporate level, with management teams indicating interest in hiring. We are even seeing some hopeful signs of fiscal discipline in Washington. A bipartisan approach to tackling the debt seems to be emerging, and while there will certainly be politicians from both parties who seek political gain from this issue, we are encouraged that serious members of Congress recognize the need for change.

Non-U.S. markets continue to offer attractive opportunities, albeit with some caveats. Near-term, Europe faces a number of challenges, including the impact of austerity measures, inflationary pressures and monetary tightening. Long-term, we think austerity programs will strengthen euro-zone economies. We are monitoring how core Europe deals with these issues and their banking institutions’ debt exposure to peripheral regions such as Greece and Portugal.

In emerging markets, inflation pressures are a growing concern. Rising energy and food price inflation is a serious issue, especially in India. In addition, rising costs for labor, raw materials and capital are depressing corporate margins and could potentially slow economic growth. Countries such as China and Brazil have been raising

Janus Growth & Core Funds | 1

Continued

interest rates and tightening capital requirements to contain inflation. Nonetheless, these are real pressures and are among the reasons that emerging markets underperformed last year. We think central banks in these countries are behaving responsibly to contain inflation and promote long-term growth, but we could see a slowdown in the near-term.

EQUITIES: VALUATIONS REMAIN ATTRACTIVE

Equity valuations remain compelling, in our view, particularly for U.S.-based large cap companies. The valuation gap between large- and small-caps is at a 10-year high creating opportunities to invest in global growth businesses at historically discounted prices. Small cap multiples look high, in contrast, but we think many of these companies deserve premium valuations at this stage in the economic cycle. Margins for small-cap stocks are well below their peak of the late 1990s. For small companies with good growth profiles, there is plenty of room for margin expansion. More than anything, we think this reinforces the value of active management and deep fundamental research. Stock selection matters.

Naturally, we do see some trouble spots. Cost pressures are building and we worry that companies can’t or won’t pass through price increases. The U.S. housing market remains worrisome too; prices slipped in January for the sixth month in a row, and foreclosures continue to weigh on inventory. Despite these macro challenges, we remain confident in our security selection. Many of our top holdings trade at a discount to the market with the potential to generate faster growth; other holdings trade at a premium but justify their multiples with strong growth trajectories and opportunities for margin expansion. These characteristics create very compelling risk-reward profiles that we think will result in higher returns long-term.

FIXED INCOME: NAVIGATING CRITICAL CHALLENGES

Volatility was a central theme in the first quarter as investors grew increasingly concerned about building inflationary pressures in the global economy and the potential for changes in the monetary policy positions of central banks around the globe.

Looking beyond the headlines, two key inflation components – wages and housing – remain weak. With unemployment near 9%, we have not seen much evidence of wage inflation, a key component of sustainable inflation. The housing market, meanwhile, continues to struggle. These imbalances help to explain why the Federal Reserve has called recent inflationary pressures “transitory” and hasn’t signaled a change in rate policy (although we do expect the Fed’s quantitative easing program to wind down in June, potentially adding to rising rate pressures).

In light of these challenges, we think an active approach to fixed income – with a slightly more defensive posture – makes sense. Due to the fundamental changes in the fixed income market brought about by the financial crisis the overall bond market is much more susceptible to interest rate volatility. Thus, a passive allocation in fixed income comes with an outright bullish view on interest rates (i.e. that rates will decline), a position with which we fundamentally disagree. Corporate debt or credit remains the primary non-government alternative in the fixed-income markets, and we believe our focus on security selection in this segment represents the most effective way to generate excess returns, as well as to protect against rising rates.

Overall, we believe additional upside remains in fixed income and we are finding attractive opportunities across various sectors in the credit markets. We remain disciplined in our individual security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure.

LOOKING AHEAD

Staying active and maintaining a balanced portfolio is crucial. Uncertainty remains a prevalent theme in today’s market, highlighting the importance of in-depth research both to mitigate risk and to uncover opportunities offering the most attractive risk-adjusted returns. We can’t say that geopolitical risks won’t rise again or that the correlations won’t spike. However, tuning out the short-term noise and staying focused on company fundamentals, we believe,

2 | MARCH 31, 2011

Co-Chief Investment Officers’ Market Perspective (unaudited)

remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of March 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Only eligible investors may purchase Class D Shares and Class I Shares. See the prospectus for eligibility requirements.

For Asset Class Group Awards, fund groups with at least five equity, five bond, or three mixed-asset portfolios in the respective asset classes are eligible for a group award. The lowest average decile rank of the three years’ Consistent Return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period ending 12-31-2010. In cases of identical results the lower average percentile rank will determine the winner.

For Best Individual Funds the calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or ten year periods ending 12-31-2010 only and not for other time periods.

The Mixed-Asset Large Company asset class award was judged against 46 firms. Individual fund award winners were judged against the following number of funds: Janus Overseas Fund – 119 funds for the 3-year period, 81 funds for the 5-year period and 41 funds for the 10-year period; Janus Conservative Allocation Fund, Janus Moderate Allocation Fund and Janus Growth Allocation Fund – 301, 390 and 409 funds respectively for the 5-year period; Janus Global Real Estate Fund – 70 funds for the 3-year period.

Price/Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. This ratio represents equity securities within the portfolio, and is not intended to demonstrate the growth of the portfolio, income earned by the portfolio, or distributions made by the portfolio.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Janus Growth & Core Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues is derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

4 | MARCH 31, 2011

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 7.75% for the six-month period ended March 31, 2011, compared with an 8.86% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Fund’s other secondary benchmark, which returned 17.31% and -0.88%, respectively.

Economic Overview

U.S. equities turned in a strong performance during the period amid improving economic data, a second round of quantitative easing (QE2) from the Federal Reserve (Fed) and hope of a more business friendly tone coming out of Washington, D.C. following the mid-term elections. Gains continued until unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan led to a modest retreat late in the period. Higher oil prices, ongoing geopolitical conflicts, worries over reduced demand from Japan and disruption in supply chains for auto makers and technology companies were immediate concerns and contributed to significant market uncertainty near period end. While we are still monitoring global events, we continue positioning the Fund’s equity category attempting to benefit from what we believe will be an incrementally improving economic environment. The Fed will likely maintain low interest rates, which should offset a still-weak housing market and soft employment numbers. The biggest risk we see to our constructive economic view would be another sharp decline in the housing market, caused by more foreclosed houses hitting the market than is currently anticipated, thereby stifling demand for new homes.

Volatility remained a central theme in the fixed income markets during the period. Bond investors continued to fret over the current easy-money environment potentially ending in inflation while keeping a worried eye on a stubbornly high unemployment rate and a weak housing market in the U.S. Investors were drawn to riskier assets based on stronger signals of economic growth, but that reversed temporarily during a flight to safety in reaction to political events in the Middle East and North Africa and earthquakes in Japan and New Zealand. Over the closing weeks of the period, inflationary concerns returned to the fore and pushed rates higher. The yield-curve steepened during the period, resulting in long-term U.S. Treasury bonds turning in the worst performance within fixed income. Short-term rates also rose, creating a drag on total returns at the front end of the curve. Strong corporate health continued to support corporate credit however, contributing to the narrowing of spreads during the period. High-yield spreads relative to U.S. Treasuries declined 156 basis points (bps). Couple this with high yield’s shorter duration and this segment was the top performer for the period. Meanwhile, investment grade spreads narrowed 33 bps, which was not enough to overcome the negative impact of rising rates thus leaving this segment with modestly negative returns. Spreads of mortgage-backed securities (MBS) also narrowed 53 bps, leading to this segment’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index.

The Fund had an overweight to equities, 60.2%, given our improving views on the economy. Within our equity sleeve, 84% represented U.S. holdings and 14% non-U.S. Our fixed income weighting stood near 39% with the bulk of this sleeve invested in corporate credit. Breaking out the fixed income sleeve relative to the Barclays Capital U.S. Aggregate Bond Index, we had a significant overweighting in corporate credit (73% vs. 24%), while maintaining an underweight in U.S. Treasuries (24.9% vs. 32.9%) through period end.

In keeping with our positive outlook in equities, we have been modestly adding consumer discretionary names and some industrials while reducing our health care and consumer staples holdings. These changes are at the margin, however, and we continue to hold many of our key names from last year. Among the new holdings are companies in which we can justify valuations relative to improving prospects based on upward sloping business

6 | MARCH 31, 2011

(unaudited)

trends, or positive management changes among others. During the period, we added Coach, a luxury goods maker that has shown strong sales growth outside of the U.S., and U.S. Bancorp, a multistate financial services holding company that we view as well-managed with a historical ability to generate high returns on equity. CIT Group, a commercial and consumer finance company, was also added to the Fund based on its low valuation relative to its book value. The company is in the process of refinancing high-cost debt, which should improve its net interest margin and earnings.

Against the fixed income backdrop, we temporarily reduced the overall risk exposure, slightly increasing U.S. Treasury positions during late February. This proved beneficial to the Fund given the brief U.S. Treasury rally. Despite the small defensive shift, however, the fundamental positioning remained in place, and the period ended with fund allocations largely as they were when we began 2011.

Performance Overview

The Fund turned in modest returns during the period, underperforming its primary benchmark, the S&P 500 Index. This is not surprising given the strength in equity markets during the period. The Fund also underperformed the Balanced Index due to a more conservative positioning in equities that held back early relative results and due to certain stock-specific events. The second half of the period saw considerably better relative performance, narrowing the performance differential. Cyclical sectors, such as energy, consumer discretionary, industrials and materials, led equity markets higher and though we had been increasing our exposure to these more cyclical areas of the economy, we were still somewhat defensive early in the period. Our holdings and underweight in energy were the largest detractors from relative performance, while our holdings in consumer discretionary and industrials also weighed on performance. Our holdings in information technology were the largest contributors to performance followed by our zero weighting in utilities.

Our fixed income sleeve, meanwhile, outperformed primarily due to our corporate bond holdings. We maintained a significant overweighting to corporate credit and zero exposure to government agencies and agency mortgages. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Barclays Capital U.S. Aggregate Bond Index (“the Agg”) have converged, with government agencies, agency mortgages and U.S. Treasuries all now representing one large government sector. With over 75% of the Agg now exhibiting Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. Corporate credit remains the primary non-government alternative, and we believe our focus on security selection in this market segment represents the most effective way to capture alpha (a measure of the return for asset specific or residual risk) and manage portfolio risk.

At period end, corporate credit represented 73% of the fixed income sleeve. Within these holdings, we have been selectively rotating away from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. In general, high-beta names in high-yield corporates performed well, benefiting from positive economic and equity market momentum. In fact, sub-investment-grade yields tested a multiyear low in early February, although spreads remained near historical averages. This obviously raises the question around low yields and attractive spreads in the high yield market. We briefly reduced beta (a measurement of a portfolio’s returns in relation to the overall market) exposure in the segment during February, when yield spreads tightened to the lowest levels in almost a year. The timing was fortunate as the market’s risk appetite was interrupted with market unrest emerging in mid-February. Spreads began to open up in March and then narrowed toward period end. This offered select buying opportunities, but we remained extremely cognizant of binary risks in the market and continued to focus on closely scrutinizing each credit’s logical, as well as relative, value.

We also maintained a small weighting in bank loans, an asset class that experienced significant year-to-date demand as investors looked for ways to reduce portfolio interest rate sensitivity. Bank loans offer a variable rate that can be attractive in rising interest rate environments. However, an increasing number are being issued without maintenance covenants, indicating some erosion in bondholder protection. Opportunity in the segment may become more problematic with such high levels of demand and protections afforded bondholders trending to less friendly terms.

In real estate exposure, we scaled back real estate investment trust (REIT) positions that neared our target valuations but also found attractive entry points into commercial mortgage-backed securities (CMBS). Particularly appealing were some of the highest-collateralized tranches (portions of a structured financing), as well as select five- to 10-year AAA-rated securities. We initiated select positions in this area, focusing on lower-beta, relatively liquid names.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

As mentioned earlier, we continued to avoid government agencies and agency mortgages, preferring to gain government exposure through U.S. Treasuries. In our opinion, government agency debt valuations have remained unappealing given the uncertainty surrounding the U.S. government’s continued role in Fannie Mae and Freddie Mac. Within agency mortgages, we have been concerned with the substantial slowdown in prepayments, which has increased the segment’s interest rate sensitivity by extending its duration. Agency mortgages continue to face diminished foreign buyer interest and limited Fannie Mae and Freddie Mac purchases. The U.S. Treasury also recently announced a program to sell $140 billion in agency mortgages, providing additional supply to the market.

At times, the Fund may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Equity Detractors

Delta Air Lines, which was negatively impacted by rising fuel prices, was our largest individual detractor. With a strong route network across the U.S., Europe and Asia, we think Delta has one of the better balance sheets in the industry and like that management is continuing to pay down debt. The company should also benefit from ongoing consolidation within the industry, which has improved pricing.

Ford Motor Co. also weighed on performance. As a result of cost-cutting and balance sheet restructuring as well as investing in new products, the U.S. auto maker is positioned to generate stronger cash flows and capture more market share in the U.S. in our view. We also believe management has a compelling plan to continue executing through the recovery.

Fixed Income Detractors

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. The market became disappointed with Regions’ slower-than-expected pace of recovery and management surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, the firm was downgraded by a rating agency and the bonds underperformed. We subsequently exited the position.

Abbott Laboratories also weighed on performance. The global, diversified pharmaceutical company has recently used its balance sheet to further diversify its business into the generics market and plans to turn its focus on reducing debt. We felt the recent merger and acquisition activity provided an interesting opportunity for making an investment in the company given the debt reduction objectives.

Equity Contributors

Mass media holding CBS benefited from continued improvement in the advertising market and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers.

Energy company Hess Corp. received a boost from spiking energy prices late in the period. We think Hess remains an attractive holding given its meaningful exposure to a Brazilian offshore well, which it jointly owns with two other companies. We continue to see the company’s properties off the coast of Brazil offering substantial reserve potential.

Fixed Income Contributors

The top individual contributor during the period was Reckson Operating Partnership, a New York City-focused office property REIT owned by SL Green Realty. We like the company’s portfolio of high quality assets with long lease durations, many on a triple net basis. We also favor the recovery potential of the NYC office market which outperformed all other markets in 2010 driven by improvements in rent recovery, occupancy gains, and property values. We believe bond holders will continue to benefit as management actively pursues an investment grade rating to further reduce their cost of capital.

Qwest Communications was also a top contributor. The Internet, video and voice services provider’s management team has made significant progress in improving the fundamentals of its business and is pursuing a return to investment grade by retiring lower rated debt. This effort is further enhanced by the planned merger of Qwest with CenturyLink, already an investment grade company, creating the third-largest telecommunications company in the U.S. We anticipate Qwest will achieve greater synergies from the CenturyLink merger than the market anticipates, further strengthening our conviction in the company’s debt.

8 | MARCH 31, 2011

(unaudited)

Outlook

We remain optimistic on the U.S. economy overall but are cognizant of equity valuations. While we consider them to be more demanding, we do not see valuations as unreasonable and continue to find what we consider to be attractive opportunities in the U.S. We are seeing improvements in both the business and consumer sectors, something we could not say a year ago. We think this will continue and that businesses will start to make use of the record levels of cash sitting on their balance sheets. The large amounts of cash plus strong corporate profitability provide a favorable backdrop for U.S. equity markets, in our view, as it suggests the potential for more shareholder friendly activities – dividends, share repurchases and/or mergers and acquisitions. We remain committed to finding companies with strong free cash flows, improving margins and leaner capital structures. We like companies that run more efficiently because of the potential for them to generate higher free cash flows and earn greater returns on the capital deployed. We think this combination provides firms with the flexibility to return cash to shareholders, perhaps in the form of dividends, without sacrificing their growth prospects.

Looking ahead in fixed income, we expect increased levels of interest rate volatility to continue as markets navigate several critical challenges. First, the Fed will soon have to make the difficult choice between supporting job creation or fighting inflation. At the moment, it is pursuing the former, calling inflationary pressures such as the recent run-up in oil prices “transitory.” The bond market doesn’t seem to be buying this assertion, however, and is already pricing in higher inflation expectations. We acknowledge the consensus view about an upward trend in interest rates over the medium term, but in our opinion there remains considerable slack in the employment and goods markets that continues to mitigate upward price movements. That being said, should inflation momentum build – or worse yet stagflation begin to materialize – the Fed may be quickly forced to play catch-up, and aggressive monetary tightening could prove to be very painful for investors overexposed to the government fixed income sector.

Second, unexpected extreme market threats seem to be occurring with greater frequency. On their own, the situations in Europe, the Middle East and Japan would each have given markets reason to pause. Collectively, they simply force the question: What may be next? In addition, we are increasingly concerned about elevated and ever-climbing U.S. fiscal deficits. The traditionally seen domestic “buyer of last resort” (i.e., the U.S. government) is now the leveraged entity. It will also be interesting to see what happens when the Fed winds down its quantitative easing program (QE2) in June. This has kept interest rates artificially low, and its discontinuation may only add to rising rate pressures.

With these market challenges, we remain defensively positioned on interest rates and opportunistic in our credit allocation. We see continued evidence of improving corporate balance sheets, increasing free cash flow and continued focus on debt pay down; bolstering our bullish view on corporate credit. In our opinion, this segment of the market continues to offer the most compelling risk-adjusted potential, particularly in an environment where fixed income risks have changed so substantially and continue to evolve. Still, in what is likely to be a volatile and uncertain rate environment, we expect fundamental credit analysis and individual security selection to become even more critical in driving market outperformance.

Thank you for investing in Janus Balanced Fund.

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.01%
Hess Corp.	1.00%
Philip Morris International, Inc.	0.89%
Oracle Corp.	0.80%
International Business Machines Corp.	0.75%

5 Bottom Performers – Equity Holdings

Contribution

Delta Air Lines, Inc.	–0.35%
Ford Motor Co.	–0.32%
Citigroup, Inc.	–0.19%
CIT Group, Inc.	–0.17%
Expedia, Inc.	–0.13%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	3.83%	21.37%	18.85%
Energy	2.40%	9.66%	12.07%
Consumer Discretionary	1.71%	15.74%	10.57%
Industrials	1.62%	11.74%	10.96%
Materials	1.33%	5.42%	3.64%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Utilities	0.00%	0.00%	3.34%
Telecommunication Services	0.14%	1.10%	3.03%
Health Care	1.08%	11.47%	11.06%
Financials	1.13%	12.39%	15.86%
Consumer Staples	1.23%	11.11%	10.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Philip Morris International, Inc. Tobacco	2.6%
Oracle Corp. Enterprise Software/Services	2.0%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	2.0%
Union Pacific Corp. Transportation – Railroad	1.7%
Hess Corp. Oil Companies – Integrated	1.5%

9.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	7.70%	8.24%	6.65%	6.04%	10.10%	0.93%	0.93%
MOP	1.51%	2.03%	5.40%	5.41%	9.75%

Janus Balanced Fund – Class C Shares
NAV	7.32%	7.53%	5.86%	5.28%	9.46%	1.64%	1.64%
CDSC	6.29%	6.50%	5.86%	5.28%	9.46%

Janus Balanced Fund – Class D Shares(1)	7.83%	8.52%	6.74%	6.09%	10.13%	0.73%	0.73%

Janus Balanced Fund – Class I Shares	7.89%	8.61%	6.71%	6.08%	10.12%	0.65%	0.65%

Janus Balanced Fund – Class R Shares	7.48%	7.84%	6.15%	5.55%	9.73%	1.34%	1.34%

Janus Balanced Fund – Class S Shares	7.62%	8.11%	6.43%	5.81%	9.94%	1.09%	1.09%

Janus Balanced Fund – Class T Shares	7.75%	8.39%	6.71%	6.08%	10.12%	0.85%	0.85%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	8.54%

Barclays Capital U.S. Aggregate Bond Index	–0.88%	5.12%	6.03%	5.56%	6.26%

Balanced Index	8.86%	11.27%	4.48%	4.68%	7.84%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	464/499	10/386	23/192	2/31

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

12 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Growth & Core Funds | 13

Janus Balanced Fund (unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,077.00	$4.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,073.70	$8.48

Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,078.30	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,078.90	$3.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,074.80	$6.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,076.20	$5.59

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,077.50	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

†	Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.64% for Class C Shares, 0.74% for Class D Shares, 0.63% for Class I Shares, 1.33% for Class R Shares, 1.08% for Class S Shares and 0.83% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

14 | MARCH 31, 2011

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 0.7%
$5,389,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$5,787,184
4,749,000	Commercial Mortgage Pass Through Certificates 5.8148%, 12/10/49‡	5,152,893
5,132,625	DBUBS Mortgage Trust 3.7420%, 6/1/17 (144A)	5,199,917
4,905,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	5,275,532
3,277,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	3,533,356
5,571,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32 (144A)	5,347,276
3,246,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8633%, 4/15/45‡	3,566,794
5,631,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.7171%, 2/15/46 (144A)	5,650,739
4,856,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	4,938,020
3,114,000	Morgan Stanley Capital I 4.7530%, 3/10/44	3,135,933
3,000,000	Oxbow Resources LLC 4.9690%, 5/1/36	3,015,000

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $50,660,904)		50,602,644

Bank Loans – 0.8%
Aerospace and Defense – Equipment – 0.2%
11,672,745	TransDigm Group, Inc. 4.0000%, 2/14/17‡	11,745,700
Automotive – Cars and Light Trucks – 0.1%
3,931,195	Ford Motor Co. 3.0100%, 12/15/13‡	3,927,971
Data Processing and Management – 0%
1,641,750	Fidelity National Information 5.2500%, 7/18/16‡	1,651,321
Food – Canned – 0.2%
12,290,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	12,310,524
Retail – Apparel and Shoe – 0.1%
9,433,956	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	9,512,541
Retail – Restaurants – 0.2%
9,711,156	DineEquity, Inc. 4.2500%, 10/19/17‡	9,779,911
Telecommunication Equipment – 0%
2,968,000	CommScope, Inc. 5.0000%, 1/14/18‡	2,986,550

Total Bank Loans (cost $51,498,931)		51,914,518

Common Stock – 60.0%
Aerospace and Defense – 1.1%
992,754	Boeing Co.	73,394,303
Agricultural Chemicals – 1.0%
996,351	Syngenta A.G. (ADR)**	64,932,195
Airlines – 0.5%
3,244,855	Delta Air Lines, Inc.*	31,799,579
Apparel Manufacturers – 1.4%
571,525	Coach, Inc.	29,742,161
500,370	Polo Ralph Lauren Corp.	61,870,751
		91,612,912
Athletic Footwear – 1.2%
1,096,642	NIKE, Inc. – Class B	83,015,799
Automotive – Cars and Light Trucks – 1.7%
766,430	Daimler A.G.	54,255,580
3,791,565	Ford Motor Co.*	56,532,234
		110,787,814
Broadcast Services and Programming – 0.4%
494,860	Scripps Networks Interactive, Inc. – Class A	24,787,537
Cable Television – 1.0%
836,055	DIRECTV – Class A*	39,127,374
377,465	Time Warner Cable, Inc. – Class A	26,928,353
		66,055,727
Casino Hotels – 0.5%
724,240	Las Vegas Sands Corp.*	30,577,413
Cellular Telecommunications – 0.4%
1,002,333	Vodafone Group PLC**	28,817,074
Chemicals – Diversified – 2.4%
2,430,945	E.I. du Pont de Nemours & Co.	133,629,047
758,135	LyondellBasell Industries N.V.*	29,984,239
		163,613,286
Commercial Banks – 3.0%
1,749,315	CIT Group, Inc.*	74,433,353
758,600	ICICI Bank, Ltd. (ADR)	37,801,038
1,715,660	Itau Unibanco Holding S.A. (ADR)	41,261,623
1,723,420	Standard Chartered PLC**	44,699,893
		198,195,907
Commercial Services – Finance – 1.2%
170,580	MasterCard, Inc. – Class A	42,938,398
1,805,722	Western Union Co.	37,504,846
		80,443,244
Computer Services – 1.1%
443,342	International Business Machines Corp.	72,295,780
Computers – 1.7%
225,049	Apple, Inc.*	78,418,324
618,640	Research In Motion, Ltd. (U.S. Shares)*	34,996,465
		113,414,789
Computers – Integrated Systems – 0.6%
762,590	Terdata Corp.*	38,663,313
Cosmetics and Toiletries – 1.1%
690,805	Colgate-Palmolive Co.	55,789,412
190,590	Estee Lauder Cos., Inc. – Class A	18,365,252
		74,154,664

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Diversified Banking Institutions – 3.3%
12,130,155	Citigroup, Inc.	$53,615,285
1,569,102	Credit Suisse Group A.G. (ADR)**	66,812,363
3,771,503	Morgan Stanley	103,037,462
		223,465,110
E-Commerce/Services – 1.8%
2,536,335	eBay, Inc.*	78,727,839
189,340	Netflix, Inc.*	44,936,062
		123,663,901
Electric Products – Miscellaneous – 0.6%
631,407	Emerson Electric Co.	36,893,111
Electronic Components – Semiconductors – 0.8%
420,908	Broadcom Corp. – Class A	16,575,357
639,246	Microchip Technology, Inc.	24,297,741
1,518,730	ON Semiconductor Corp.*	14,989,865
		55,862,963
Electronic Connectors – 0.6%
764,695	Amphenol Corp. – Class A	41,591,761
Electronic Forms – 0.6%
1,294,965	Adobe Systems, Inc.*	42,941,039
Enterprise Software/Services – 2.0%
4,039,511	Oracle Corp.	134,798,482
Finance – Other Services – 1.3%
2,393,188	NYSE Euronext	84,168,422
Food – Miscellaneous/Diversified – 0.6%
720,998	Nestle S.A.**	41,342,349
Hotels and Motels – 0.8%
1,535,080	Marriott International, Inc. – Class A	54,618,146
Investment Management and Advisory Services – 1.1%
4,089,005	Blackstone Group L.P.	73,111,409
Life and Health Insurance – 0.3%
334,345	AFLAC, Inc.	17,646,729
Medical – Biomedical and Genetic – 1.7%
752,813	Celgene Corp.*	43,309,332
1,639,535	Gilead Sciences, Inc.*	69,581,865
		112,891,197
Medical – Drugs – 2.9%
3,755,185	Bristol-Myers Squibb Co.	99,249,539
570,835	Endo Pharmaceuticals Holdings, Inc.*	21,783,064
1,895,335	Pfizer, Inc.	38,494,254
383,930	Shire PLC (ADR)**	33,440,303
		192,967,160
Medical – Generic Drugs – 0.6%
1,903,560	Mylan, Inc.*	43,153,705
Medical – HMO – 0.8%
758,135	Humana, Inc.*	53,023,962
Metal – Copper – 0.7%
883,181	Freeport-McMoRan Copper & Gold, Inc. – Class B	49,060,705
Metal Processors and Fabricators – 0.5%
230,102	Precision Castparts Corp.	33,866,412
Non-Hazardous Waste Disposal – 0.4%
807,565	Waste Management, Inc.	30,154,477
Oil Companies – Exploration and Production – 2.3%
1,515,950	Canadian Natural Resources, Ltd.	74,933,409
753,876	Occidental Petroleum Corp.	78,772,503
		153,705,912
Oil Companies – Integrated – 3.2%
482,785	Chevron Corp.	51,865,592
1,230,084	Hess Corp.	104,815,458
1,670,650	Petroleo Brasileiro S.A. (U.S. Shares)	59,374,901
		216,055,951
Pharmacy Services – 1.1%
1,341,585	Express Scripts, Inc. – Class A*	74,605,542
Pipelines – 0.6%
953,840	Enterprise Products Partners L.P.	41,072,350
Retail – Building Products – 0.7%
1,301,431	Home Depot, Inc.	48,231,033
Retail – Regional Department Stores – 0.7%
1,892,543	Macy’s, Inc.	45,913,093
Super-Regional Banks – 0.5%
1,186,525	U.S. Bancorp.	31,359,856
Telecommunication Equipment – Fiber Optics – 0.6%
1,799,878	Corning, Inc.	37,131,483
Telephone – Integrated – 0.3%
2,484,865	Qwest Communications International, Inc.	16,971,628
Television – 1.4%
3,818,344	CBS Corp. – Class B	95,611,334
Tobacco – 3.3%
1,748,216	Altria Group, Inc.	45,506,062
2,718,846	Philip Morris International, Inc.**	178,437,863
		223,943,925
Toys – 0.9%
2,415,135	Mattel, Inc.	60,209,316
Transportation – Railroad – 2.3%
521,784	Canadian National Railway Co. (U.S. Shares)	39,274,682
1,162,213	Union Pacific Corp.	114,280,404
		153,555,086
Transportation – Services – 0.4%
569,750	Expeditors International of Washington, Inc.	28,567,265

Total Common Stock (cost $3,248,334,760)		4,018,716,150

Corporate Bonds – 31.2%
Advertising Services – 0.1%
$1,741,000	WPP Finance UK 5.8750%, 6/15/14**	1,914,005
7,050,000	WPP Finance UK 8.0000%, 9/15/14**	8,217,586
		10,131,591
Agricultural Chemicals – 0.5%
15,938,000	CF Industries, Inc. 6.8750%, 5/1/18	17,890,405
6,049,000	CF Industries, Inc. 7.1250%, 5/1/20	6,865,615

See Notes to Schedules of Investments and Financial Statements.

16 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Agricultural Chemicals – (continued)

$4,814,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	$4,817,649
6,411,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	6,923,880
		36,497,549
Agricultural Operations – 0.1%
3,424,000	Archer-Daniels Midland 4.4790%, 3/1/21	3,467,615
3,211,000	Archer-Daniels Midland 5.7650%, 3/1/41	3,287,650
		6,755,265
Apparel Manufacturers – 0.1%
7,101,000	Hanesbrands, Inc. 3.8313%, 12/15/14‡	7,065,495
Automotive – Cars and Light Trucks – 0.2%
12,339,000	Daimler Finance North America LLC 6.5000%, 11/15/13	13,779,862
Beverages – Non-Alcoholic – 0.6%
23,349,000	Coca-Cola Co. 0.7500%, 11/15/13	23,011,911
15,873,000	Coca-Cola Co. 1.5000%, 11/15/15	15,192,318
3,813,000	PepsiCo, Inc. 3.7500%, 3/1/14	4,055,026
		42,259,255
Building – Residential and Commercial – 0.2%
4,257,000	D.R. Horton, Inc. 7.8750%, 8/15/11	4,299,570
6,146,000	MDC Holdings, Inc. 5.3750%, 12/15/14	6,473,397
		10,772,967
Building Products – Cement and Aggregate – 0.6%
1,555,000	CRH America, Inc. 5.6250%, 9/30/11	1,589,627
3,426,000	CRH America, Inc. 4.1250%, 1/15/16	3,429,337
5,074,000	CRH America, Inc. 8.1250%, 7/15/18	5,971,819
12,585,000	CRH America, Inc. 5.7500%, 1/15/21	12,913,921
11,018,000	Hanson, Ltd. 6.1250%, 8/15/16**	11,458,720
5,432,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	5,693,084
		41,056,508
Cable Television – 0.1%
7,275,000	Comcast Corp. 5.1500%, 3/1/20	7,572,991
Chemicals – Diversified – 0.6%
9,416,000	Dow Chemical Co. 4.2500%, 11/15/20	8,992,591
13,666,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	15,066,765
12,325,000	Lyondell Chemical Co. 11.0000%, 5/1/18	13,834,812
		37,894,168
Chemicals – Specialty – 0.2%
9,644,000	Ashland, Inc. 9.1250%, 6/1/17	11,066,490
Coatings and Paint Products – 0.4%
12,756,000	RPM International, Inc. 6.1250%, 10/15/19	13,381,121
10,210,000	Sherwin-Williams Co. 3.1250%, 12/15/14	10,648,795
		24,029,916
Commercial Banks – 2.5%
21,141,000	American Express Bank FSB 5.5000%, 4/16/13	22,674,547
26,733,000	Bank of Montreal 2.6250%, 1/25/16 (144A)	26,605,617
6,458,736	CIT Group, Inc. 7.0000%, 5/1/13	6,579,837
11,937,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	12,011,845
13,001,000	CIT Group, Inc. 7.0000%, 5/1/14	13,244,769
9,802,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	9,945,296
9,156,000	Credit Suisse New York 5.0000%, 5/15/13**	9,774,900
4,912,000	Discover Bank 7.0000%, 4/15/20	5,404,192
11,976,000	HSBC USA, Inc. 5.0000%, 9/27/20	11,759,115
15,756,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	15,767,927
9,462,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	9,522,046
12,089,000	SVB Financial Group 5.3750%, 9/15/20	11,891,139
11,230,000	Zions Bancorp. 7.7500%, 9/23/14	12,195,960
		167,377,190
Commercial Services – Finance – 0.4%
26,475,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	26,596,494
Computer Services – 0.1%
6,054,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	6,528,470
Computers – Memory Devices – 0.4%
12,171,000	Seagate Technology 6.3750%, 10/1/11	12,444,848
9,874,000	Seagate Technology 10.0000%, 5/1/14 (144A)	11,503,210
		23,948,058
Containers – Metal and Glass – 0.1%
6,403,000	Ball Corp. 5.7500%, 5/15/21	6,274,940
Data Processing and Management – 0.1%
7,865,000	Fiserv, Inc. 3.1250%, 10/1/15	7,827,476
Diversified Banking Institutions – 3.0%
13,010,000	Bank of America Corp. 3.6250%, 3/17/16	12,826,793

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Diversified Banking Institutions – (continued)

$18,544,000	Bank of America Corp. 5.6250%, 7/1/20	$19,038,680
6,986,000	Citigroup, Inc. 5.6250%, 8/27/12	7,343,732
3,318,000	Citigroup, Inc. 5.3000%, 10/17/12	3,501,240
12,510,000	Citigroup, Inc. 5.0000%, 9/15/14	13,062,979
5,729,000	Citigroup, Inc. 4.7500%, 5/19/15	6,005,161
22,331,000	Citigroup, Inc. 5.3750%, 8/9/20	22,988,715
2,942,000	GMAC, Inc. 6.8750%, 9/15/11	2,997,162
2,660,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	2,679,628
8,239,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	8,161,150
19,420,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	19,717,806
9,676,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,609,579
5,679,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	5,487,919
9,279,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	8,868,051
3,444,000	Morgan Stanley 6.7500%, 4/15/11	3,449,707
3,384,000	Morgan Stanley 5.2500%, 11/2/12	3,582,164
6,905,000	Morgan Stanley 4.0000%, 7/24/15	7,017,413
7,097,000	Morgan Stanley 3.4500%, 11/2/15	6,976,259
15,211,000	Morgan Stanley 5.6250%, 9/23/19	15,535,527
5,679,000	Morgan Stanley 5.5000%, 7/24/20	5,675,008
12,941,000	Morgan Stanley 5.7500%, 1/25/21	13,061,299
		198,585,972
Diversified Financial Services – 1.7%
15,447,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	15,878,373
4,424,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,700,549
6,356,000	General Electric Capital Corp. 5.9000%, 5/13/14	7,015,308
29,204,000	General Electric Capital Corp. 6.0000%, 8/7/19	31,883,934
17,821,000	General Electric Capital Corp. 5.5000%, 1/8/20	18,854,939
10,956,000	General Electric Capital Corp. 4.6250%, 1/7/21	10,789,710
20,304,000	General Electric Capital Corp. 5.3000%, 2/11/21	20,622,143
3,434,000	Hyundai Capital Services, Inc. 4.3750%, 7/27/16 (144A)	3,452,245
		113,197,201
Diversified Minerals – 0.4%
4,647,000	Teck Resources, Ltd. 7.0000%, 9/15/12	4,964,743
4,107,000	Teck Resources, Ltd. 9.7500%, 5/15/14	4,989,824
9,824,000	Teck Resources, Ltd. 5.3750%, 10/1/15	10,654,786
4,385,000	Teck Resources, Ltd. 10.2500%, 5/15/16	5,272,963
		25,882,316
Diversified Operations – 0.4%
20,116,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	21,442,328
2,163,000	Tyco International Finance S.A. 4.1250%, 10/15/14	2,296,691
		23,739,019
Diversified Operations – Commercial Services – 0.1%
6,686,000	ARAMARK Corp. 8.5000%, 2/1/15	6,970,155
Electric – Integrated – 0.8%
4,844,000	CMS Energy Corp. 8.5000%, 4/15/11	4,852,390
6,202,000	CMS Energy Corp. 1.2531%, 1/15/13‡	6,124,475
10,103,000	CMS Energy Corp. 4.2500%, 9/30/15	10,131,187
7,636,000	CMS Energy Corp. 5.0500%, 2/15/18	7,604,479
6,279,000	Public Service Co. of Colorado 3.2000%, 11/15/20	5,836,481
8,830,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	9,390,996
11,309,000	Xcel Energy, Inc. 4.7000%, 5/15/20	11,643,113
		55,583,121
Electronic Components – Semiconductors – 0.7%
13,000,000	National Semiconductor Corp. 6.1500%, 6/15/12	13,657,228
17,220,000	National Semiconductor Corp. 3.9500%, 4/15/15	17,541,050
11,912,000	National Semiconductor Corp. 6.6000%, 6/15/17	13,107,893
		44,306,171
Electronic Connectors – 0.3%
18,374,000	Amphenol Corp. 4.7500%, 11/15/14	19,714,475
Electronic Measuring Instruments – 0.1%
3,885,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	3,919,615
Electronics – Military – 0.7%
31,413,000	L-3 Communications Corp. 6.3750%, 10/15/15	32,355,390
3,540,000	L-3 Communications Corp. 5.2000%, 10/15/19	3,692,443

See Notes to Schedules of Investments and Financial Statements.

18 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Electronics – Military – (continued)

$8,871,000	L-3 Communications Corp. 4.7500%, 7/15/20	$8,834,859
4,874,000	L-3 Communications Corp. 4.9500%, 2/15/21	4,902,440
		49,785,132
Enterprise Software/Services – 0.2%
9,558,000	BMC Software, Inc. 7.2500%, 6/1/18	10,874,213
1,941,000	CA, Inc. 5.3750%, 12/1/19	1,999,748
		12,873,961
Finance – Auto Loans – 0.4%
6,181,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	6,360,743
6,671,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	7,113,061
5,408,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,014,664
8,419,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	8,985,186
1,577,000	Hyundai Capital America 3.7500%, 4/6/16 (144A)	1,553,593
		30,027,247
Finance – Consumer Loans – 0.2%
12,931,000	SLM Corp. 6.2500%, 1/25/16	13,480,568
Finance – Credit Card – 0.1%
9,840,000	American Express Co. 6.8000%, 9/1/66‡	10,036,800
Finance – Investment Bankers/Brokers – 0.8%
6,399,000	Jefferies Group, Inc. 3.8750%, 11/9/15	6,385,191
11,284,000	Jefferies Group, Inc. 8.5000%, 7/15/19	13,311,724
8,846,000	Lazard Group LLC 7.1250%, 5/15/15	9,718,127
642,000	Lazard Group LLC 6.8500%, 6/15/17	683,422
4,220,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	4,358,922
9,906,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	10,312,255
5,624,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	5,951,418
		50,721,059
Food – Canned – 0%
1,419,000	Blue Merger Sub, Inc. 7.6250%, 2/15/19 (144A)	1,438,511
Food – Meat Products – 0.5%
348,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	374,100
30,533,000	Tyson Foods, Inc. 6.8500%, 4/1/16	34,120,628
		34,494,728
Food – Miscellaneous/Diversified – 0.6%
9,746,000	Corn Products International, Inc. 3.2000%, 11/1/15	9,729,315
7,907,000	Corn Products International, Inc. 6.6250%, 4/15/37	8,264,705
1,935,000	Kellogg Co. 4.2500%, 3/6/13	2,040,434
3,282,000	Kraft Foods, Inc. 2.6250%, 5/8/13	3,358,946
8,096,000	Kraft Foods, Inc. 5.3750%, 2/10/20	8,547,320
10,448,000	Kraft Foods, Inc. 6.5000%, 2/9/40	11,159,363
		43,100,083
Food – Retail – 0.1%
8,644,000	Delhaize Group 5.8750%, 2/1/14	9,437,519
Gold Mining – 0.1%
4,920,000	Gold Fields Orogen Holding BVI, Ltd. 4.8750%, 10/7/20 (144A)	4,721,419
Hotels and Motels – 0.1%
4,885,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	5,057,563
2,088,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,268,090
		7,325,653
Investment Management and Advisory Services – 0.5%
9,187,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	10,974,276
3,669,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	3,889,081
11,554,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	12,131,700
7,437,000	FMR LLC 6.4500%, 11/15/39 (144A)	7,321,860
		34,316,917
Life and Health Insurance – 0%
2,164,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,294,236
Medical – Biomedical and Genetic – 0.3%
435,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	481,762
4,108,000	Genzyme Corp. 3.6250%, 6/15/15	4,267,555
5,130,000	Genzyme Corp. 5.0000%, 6/15/20	5,448,086
9,813,000	Gilead Sciences, Inc. 4.5000%, 4/1/21	9,696,372
		19,893,775
Medical – Drugs – 0.1%
4,908,000	Sanofi-Aventis S.A. 2.6250%, 3/29/16	4,865,811
4,908,000	Sanofi-Aventis S.A. 4.0000%, 3/29/21	4,827,018
		9,692,829
Medical – HMO – 0%
1,625,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	1,631,196

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Medical – Hospitals – 0.2%
$13,150,000	HCA, Inc. 9.2500%, 11/15/16	$14,152,688
Medical Instruments – 0.1%
3,260,000	Boston Scientific Corp. 4.5000%, 1/15/15	3,362,318
6,517,000	Boston Scientific Corp. 6.0000%, 1/15/20	6,828,624
		10,190,942
Medical Products – 0.1%
7,974,000	CareFusion Corp. 4.1250%, 8/1/12	8,236,927
Money Center Banks – 0.1%
4,831,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	4,981,360
3,864,000	Lloyds TSB Bank PLC 6.3750%, 1/21/21**	4,026,659
		9,008,019
Multi-Line Insurance – 0.8%
8,152,000	American International Group, Inc. 5.4500%, 5/18/17	8,368,346
26,180,000	American International Group, Inc. 6.4000%, 12/15/20	27,941,757
7,949,000	MetLife, Inc. 2.3750%, 2/6/14	7,959,755
4,166,000	MetLife, Inc. 6.7500%, 6/1/16	4,815,662
4,765,000	MetLife, Inc. 7.7170%, 2/15/19	5,792,215
		54,877,735
Multimedia – 0.3%
11,246,000	NBC Universal, Inc. 2.8750%, 4/1/16 (144A)	10,986,296
6,344,000	NBC Universal, Inc. 5.9500%, 4/1/41 (144A)	6,079,246
		17,065,542
Non-Hazardous Waste Disposal – 0.2%
11,348,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	11,844,475
Oil and Gas Drilling – 0.6%
4,849,000	Ensco PLC 3.2500%, 3/15/16**	4,831,165
8,082,000	Ensco PLC 4.7000%, 3/15/21**	8,022,242
26,713,000	Nabors Industries, Inc. 5.0000%, 9/15/20	26,533,676
1,968,000	Noble Holding International, Ltd. 3.4500%, 8/1/15	2,009,125
		41,396,208
Oil Companies – Exploration and Production – 0.2%
15,865,000	Forest Oil Corp. 8.0000%, 12/15/11	16,578,925
Oil Companies – Integrated – 0.5%
13,732,000	BP Capital Markets PLC 3.1250%, 10/1/15**	13,808,775
6,254,000	BP Capital Markets PLC 4.5000%, 10/1/20**	6,206,201
6,683,000	Petrobras International Finance Co. 3.8750%, 1/27/16	6,727,676
6,792,000	Petrobras International Finance Co. 5.3750%, 1/27/21	6,812,498
1,497,000	Petrobras International Finance Co. 6.7500%, 1/27/41	1,542,220
		35,097,370
Oil Refining and Marketing – 0.3%
782,000	Frontier Oil Corp. 8.5000%, 9/15/16	848,470
7,573,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,279,160
9,859,000	NuStar Logistics L.P. 4.8000%, 9/1/20	9,697,519
		18,825,149
Paper and Related Products – 0.2%
16,927,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	16,714,955
Pipelines – 0.9%
4,831,000	Buckeye Partners L.P. 4.8750%, 2/1/21	4,798,859
7,970,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	7,809,963
1,852,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,036,520
2,727,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	3,002,743
14,954,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	15,683,008
11,217,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	11,567,486
2,877,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	3,599,271
9,662,000	Plains All American Pipeline L.P. / PAA Finance Corp. 5.0000%, 2/1/21	9,690,725
3,665,000	Williams Partners L.P. 3.8000%, 2/15/15	3,793,935
		61,982,510
Property and Casualty Insurance – 0.1%
4,806,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	4,971,826
Publishing – Newspapers – 0.1%
1,273,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	1,323,920
4,956,000	Gannett Co., Inc. 7.1250%, 9/1/18 (144A)	4,968,390
		6,292,310
Publishing – Periodicals – 0.2%
12,710,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)	12,363,271
Real Estate Management/Services – 0.2%
3,817,000	AMB Property L.P. 6.1250%, 12/1/16	4,177,226
3,975,000	AMB Property L.P. 4.0000%, 1/15/18	3,846,417

See Notes to Schedules of Investments and Financial Statements.

20 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Real Estate Management/Services – (continued)

$2,458,000	AMB Property L.P. 6.6250%, 12/1/19	$2,714,396
5,691,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	5,861,730
		16,599,769
Real Estate Operating/Development – 0.1%
7,737,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	7,609,989
Reinsurance – 0.8%
18,539,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	19,193,408
10,887,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	10,978,353
10,887,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	11,118,403
10,925,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,245,780
		52,535,944
REIT – Diversified – 0.3%
4,944,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	4,968,602
13,242,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	13,213,556
		18,182,158
REIT – Health Care – 0.4%
1,648,000	HCP, Inc. 2.7000%, 2/1/14	1,652,936
1,694,000	HCP, Inc. 3.7500%, 2/1/16	1,702,563
1,648,000	HCP, Inc. 5.3750%, 2/1/21	1,664,285
6,329,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,699,405
3,139,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	3,249,377
10,131,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	10,741,099
		25,709,665
REIT – Hotels – 0.3%
4,872,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	4,945,080
11,764,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	12,131,625
		17,076,705
REIT – Office Property – 0.4%
3,714,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	3,955,039
17,777,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	19,965,526
		23,920,565
REIT – Regional Malls – 0.5%
21,500,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	22,225,625
11,745,000	Rouse Co. L.P. 6.7500%, 11/9/15	12,214,800
		34,440,425
REIT – Shopping Centers – 0.1%
4,879,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	4,749,263
Resorts and Theme Parks – 0.1%
5,769,000	Vail Resorts, Inc. 6.7500%, 2/15/14	5,841,113
Retail – Apparel and Shoe – 0.1%
3,263,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	3,450,623
Retail – Computer Equipment – 0%
1,156,000	GameStop Corp. 8.0000%, 10/1/12	1,180,565
Retail – Regional Department Stores – 0.6%
6,026,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	6,410,157
12,553,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	13,431,710
12,214,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	13,130,050
5,706,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	5,777,325
		38,749,242
Retail – Restaurants – 0.2%
13,265,000	Brinker International 5.7500%, 6/1/14	13,963,906
Shipbuilding – 0.1%
2,634,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18 (144A)	2,749,238
2,524,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21 (144A)	2,631,270
		5,380,508
Steel – Producers – 0%
1,496,000	ArcelorMittal 5.3750%, 6/1/13	1,591,015
Super-Regional Banks – 0.5%
4,849,000	KeyCorp 5.1000%, 3/24/21	4,819,067
5,340,000	National City Corp. 6.8750%, 5/15/19	6,096,128
3,629,000	PNC Funding Corp. 3.6250%, 2/8/15	3,751,831
6,454,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	6,415,508
13,163,000	Wells Fargo & Co. 4.6000%, 4/1/21	13,016,957
		34,099,491
Telecommunication Services – 0.1%
5,638,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18**	6,159,515
Telephone – Integrated – 0.8%
3,490,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	3,546,713
27,418,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	29,577,168
5,733,000	Sprint Capital Corp. 8.3750%, 3/15/12	6,048,315

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 21

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Telephone – Integrated – (continued)

$6,440,000	Telefonica Emisiones SAU 3.9920%, 2/16/16	$6,471,163
6,440,000	Telefonica Emisiones SAU 5.4620%, 2/16/21	6,521,852
		52,165,211
Television – 0.2%
10,076,000	CBS Corp. 8.2000%, 5/15/14	11,809,908
2,181,000	CBS Corp. 4.3000%, 2/15/21	2,061,540
		13,871,448
Transportation – Railroad – 0.3%
2,657,123	CSX Corp. 8.3750%, 10/15/14	3,080,801
9,941,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	10,835,690
4,276,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	4,361,520
1,682,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,005,785
		20,283,796
Transportation – Services – 0.5%
15,190,000	Asciano Finance, Ltd. 5.0000%, 4/7/18 (144A)§	15,107,670
12,678,000	Asciano Finance, Ltd. 4.6250%, 9/23/20 (144A)	12,007,372
3,392,000	Ryder System, Inc. 3.6000%, 3/1/16	3,426,927
		30,541,969
Transportation – Truck – 0.2%
11,975,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	11,869,919

Total Corporate Bonds (cost $2,031,855,263)		2,094,176,019

Preferred Stock – 0.2%
Diversified Banking Institutions – 0.2%
349,650	Citigroup Capital, 7.8750%	9,580,410
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 8.0000% (144A)	2,042,500

Total Preferred Stock (cost $11,124,094)		11,622,910

U.S. Treasury Notes/Bonds – 5.7%
	U.S. Treasury Notes/Bonds:
$60,022,000	0.8750%, 1/31/12	60,319,769
51,749,000	1.3750%, 2/15/12	52,240,202
11,347,000	0.8750%, 2/29/12	11,406,345
25,845,000	0.6250%, 7/31/12	25,903,668
10,559,000	1.3750%, 9/15/12	10,688,105
2,065,000	1.3750%, 1/15/13	2,089,441
1,480,000	1.7500%, 4/15/13	1,507,987
9,842,000	1.1250%, 6/15/13	9,890,423
9,210,000	1.0000%, 7/15/13	9,224,368
11,212,000	0.7500%, 8/15/13	11,155,065
2,959,000	2.7500%, 10/31/13	3,087,299
10,899,000	1.7500%, 1/31/14	11,070,147
1,575,000	1.2500%, 2/15/14	1,575,984
20,404,000	1.8750%, 2/28/14	20,781,800
3,734,000	2.6250%, 7/31/14	3,878,693
3,351,000	2.3750%, 8/31/14	3,449,436
3,411,000	2.3750%, 9/30/14	3,509,332
808,000	2.1250%, 11/30/14	822,708
5,676,000	2.6250%, 12/31/14	5,876,431
34,217,000	2.2500%, 1/31/15	34,922,726
22,775,000	2.3750%, 2/28/15	23,330,255
11,616,441	0.5000%, 4/15/15ÇÇ	12,057,506
1,500,000	2.5000%, 4/30/15	1,540,899
4,094,000	2.1250%, 5/31/15	4,138,788
1,355,000	1.8750%, 6/30/15	1,354,259
427,000	1.7500%, 7/31/15	423,798
865,000	1.2500%, 9/30/15	836,549
1,225,000	1.2500%, 10/31/15	1,182,029
17,215,000	2.0000%, 1/31/16	17,089,916
4,338,000	2.1250%, 2/29/16	4,324,444
9,410,000	3.6250%, 2/15/21	9,542,323
20,996,000	4.2500%, 11/15/40	20,080,700
4,283,000	4.7500%, 2/15/41	4,451,643

Total U.S. Treasury Notes/Bonds (cost $379,337,070)		383,753,038

Money Market – 0.6%
38,385,929	Janus Cash Liquidity Fund LLC, 0% (cost $38,385,929)	38,385,929

Total Investments (total cost $5,811,196,951) – 99.2%		6,649,171,208

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		51,024,156

Net Assets – 100%		$6,700,195,364

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$50,114,849	0.8%
Belgium	9,437,519	0.1%
Brazil	100,636,524	1.5%
Canada	217,375,497	3.3%
Cayman Islands	41,039,577	0.6%
France	9,692,829	0.1%
Germany	54,255,580	0.8%
India	37,801,038	0.6%
Jersey	45,803,574	0.7%
Luxembourg	31,023,118	0.5%
Mexico	15,197,210	0.2%
Netherlands	29,984,239	0.5%
South Korea	3,452,245	0.1%
Spain	12,993,015	0.2%
Switzerland	182,861,807	2.7%
United Kingdom	168,433,168	2.5%
United States††	5,634,348,000	84.7%
Virgin Islands (British)	4,721,419	0.1%

Total	$6,649,171,208	100.0%

††	Includes Cash Equivalents (84.2% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

22 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/6/11	15,210,000	$24,387,008	$276,159
Swiss Franc 5/6/11	23,600,000	25,708,708	(267,530)

		50,095,716	8,629

HSBC Securities (USA), Inc.:
British Pound 5/12/11	11,875,000	19,037,867	248,083
Swiss Franc 5/12/11	15,300,000	16,667,988	240,892

		35,705,855	488,975

JPMorgan Chase & Co.: British Pound 4/28/11	4,400,000	7,055,579	115,836

Total		$92,857,150	$613,440

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of market capitalization or geography, and capitalize on asymmetrical risk/reward opportunities.
David Decker portfolio manager

Performance Overview

Thank you for your continued investment in the Janus Contrarian Fund. For the six-month period ending March 31, 2011, the Fund’s Class T Shares generated a return of 6.37%, significantly underperforming the 17.31% return of the S&P 500 Index, the Fund’s primary benchmark. It was a very disappointing period for the Fund, and I will spend quite a bit of time explaining the primary reasons for the underperformance.

As has been the case for the last couple of years, important macro events have had a significant impact on the equity markets. Most recently, the popular uprisings in the Middle East have boosted oil prices 20% just since February. While the long-term impact of increased personal freedoms should be beneficial for both the people and the stability of the region, the near-term implications are anything but stable. With the world’s economic engine tied to the uninterrupted supply of oil from the region, dislocations could cause spikes in oil prices that threaten to derail the current fragile global economic expansion. Unfortunately, unstable geopolitics lead to unstable appetites for risk, and the oil situation is one more cause of concern on top of fiscal deficits and sovereign debt problems in the U.S. and Europe. I therefore believe we can expect volatile equity markets for some time.

What Went Wrong

Factors that contributed to the underperformance included our Indian positions and two significant holdings: United Continental Holdings, Inc. and Assured Guaranty, Ltd.

India began underperforming in late October 2010, as the global increase in commodity prices, specifically food and oil, sparked a rapid rise in inflation. Emerging markets are much more impacted by increases in commodity prices because they represent a greater portion of incomes. With monetary policy tightening to address inflation, the Indian stock market came under pressure. I am a believer that commodities ultimately self-correct as reduced demand and increased supply normalize the spikes. For this reason, I was comfortable with the positions in the Fund because the fundamentals hadn’t changed and we were seeing a correction in a market that was probably due for one. However, in early November a couple of scandals gripped the market, the most important of which was a bribery scandal involving the allocation of telecommunication licenses by the Finance Minister at below market prices. Why did this scandal set in motion an extremely severe correction in the market? In my view, it destroyed confidence. The multiple of earnings accorded a stock or a market is a function of investors’ comfort and confidence in the safety of that investment. When investors have reason to question the safety of that investment, the multiple goes down and so then does the price. It is the primary reason the Russian market sells at a low multiple – investors legitimately have to factor in the risk from politics and corruption. Unfortunately, India was not priced to factor in this risk and investors now had another reason to sell. The Fund owns DB Realty, Ltd., a Mumbai real estate company, whose CEO was embroiled in the controversy. DB’s stock collapsed as the episode unfolded. I made the decision not to sell because we value the real estate that the company owns at a substantially greater value than is being accorded in its market capitalization. Losing the CEO no doubt changes the investment thesis, but selling at the height of fear is not the correct response. A number of the other Indian holdings in the Fund also experienced very severe corrections, even though they had nothing to do with the scandal. (One holding, JSW Steel, Ltd., suffered as well from rising input prices, but I expect those to normalize this year.)

The scandal damaged investor sentiment for the whole market, not just telecommunication stocks. Though the episode was incredibly unfortunate, I am hopeful that India will emerge stronger. India faces a lot of challenges, and corruption is a leading one. If this episode results in reduced levels of corruption, both India’s economy and stock market should benefit.

24 | MARCH 31, 2011

(unaudited)

After an outstanding couple of years, United Continental has performed poorly of late. Obviously, fuel is a critically important cost item for airlines (United’s CEO recently observed that the airline spends $25,000 per minute across its entire fleet), so the spike in fuel prices that resulted from the spreading unrest in the Middle East was sufficient to cause investors to sell/short the stock. From my perspective, barring a massive disruption in oil supply that leads to a further spike in oil prices to a level that stymies global growth, United’s stock remains extremely compelling. The competitive environment for airlines in general is as good as it has been in history. Consolidation of the industry, high margin ancillary fees such as those charged for checking bags, and much more disciplined management teams have resulted in substantially improved balance sheets and earnings power. We will only know if investing in airlines is different this time after the companies emerge from this current crisis, but I have confidence that this is a better time to buy than to sell.

Assured Guaranty is another company that performed very poorly in the six-month period. Assured guarantees municipal bonds, and as concerns about municipal defaults began to dominate morning financial shows, the stock came under severe pressure. In addition, in February a very surprising move by Standard & Poor’s to change the amount of capital required by municipal bond insurers jolted the stock even more. Faced with two lousy alternatives – to raise dilutive capital or to stop writing new business – the stock corrected. As it stands today, I believe the stock is massively undervalued. First, municipal defaults are extremely rare and, more importantly, recoveries are extremely high. Even if defaults are higher than expected, the payout on that insurance is very long in duration and we would expect recoveries to be much higher than is generally expected. Concerning the S&P directive, I believe the stock has very little value in it for the probability that it will ever write new business as it is, which suggests the risk-reward is exceptionally favorable.

What Went Right

There were a few positives that helped offset the negative contributors to performance discussed above. CB Richard Ellis Group, Inc., a real estate services firm, experienced substantially improved fundamentals as real estate transactions improved globally. The reason this position is in the portfolio is that it isn’t solely dependent on an improved commercial real estate market. It benefits from transaction volume, which can occur in both strong and weak environments.

CSX Corp. continues to benefit from the strength in the U.S. rail industry. With a highly competitive cost structure relative to trucking, the industry has tremendous room to improve price without losing its attractiveness to alternative forms of transportation.

Another company, Smurfit-Stone Container Corp., is an example of the type of situation I am attracted to as a contrarian. Coming out of bankruptcy, the company had margins substantially below the industry yet was very attractively valued. Janus Contrarian Fund made a large investment in the company last fall and the company was bought out by Rock-Tenn Co. early this year. Finding overlooked and attractively priced companies is the primary strategy of Janus Contrarian Fund, and benefiting from periodic mergers and acquisitions is confirmation of the strategy.

Finally, Vail Resorts, Inc. was an important contributor to the performance of the Fund. Vail has done a fabulous job of lessening its dependence on heavy snowfall by pre-selling a season pass called the Epic Pass. The success of this strategy has resulted in a highly stable stream of cash flows from a portfolio of ski resorts, including Vail, one of the best brands in the world. Despite excellent performance in the period, I believe the company remains undervalued.

Outlook

Just two months after major social uprisings in the Middle East and one of the worst earthquakes in history in Japan, predicting the future (an impossible task in normal times), is even more dangerous today. From my perspective, the direction of oil prices will have a bigger impact on the stock market than almost any other factor. While I don’t believe there are sufficient supply constraints in the oil market to justify the current price of oil relative to its price just two months ago, what matters in the oil market is much more than actual supply and demand. The fact that the probability of oil spiking to $200 or more is greater today than before the Middle East unrest is being factored into the price of oil both by hedgers and speculators. The problem, therefore, is that the expectation of higher prices can cause higher prices which can ultimately have very real economic consequences, even if the rationale for the higher prices proves wrong. Higher oil prices are spiking inflation across emerging markets and it is now clearly affecting both corporate cost structures as well as household budgets. In light of this, one must consider many potential outcomes when thinking about the future. The one thing I am certain of is that continued uncertainty will drive periodic volatility in global markets. I am of the opinion, however, that barring a severe disruption in the oil markets, the strength of the economic recovery will continue to surprise to the upside.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

I am often asked if there are good opportunities for investment following a very strong rebound in stocks. While it is obviously the case that investment opportunities are fewer than in the last couple of years, the number of new additions to the portfolio in the last few months suggests that, yes, great opportunities continue to exist. During the period, I added RenaissanceRe Holdings, Ltd., a property-casualty reinsurer that sells near book value despite generating outstanding returns on equity (ROE) through disciplined underwriting standards. Likewise Domtar Corp., a Canadian paper company, is selling for less than five times free cash flow due to concerns about the uncoated free sheet business. Even Dell, Inc., which faces a very difficult competitive environment for PCs, is simply too cheap at seven times free cash flow.

All these companies have strong free cash flow in common, which provides the avenue for a return of shareholder value. This is very important because in environments that are not necessarily conducive to multiple expansion (meaning stocks going up because investors are willing to pay more for a given stream of earnings, such as in environments of decreasing interest rates or improving economic growth), the ability to generate strong cash flows and to return those cash flows to shareholders becomes increasingly important. The one common theme in investments I am making today is companies that are attractively valued relative to their cash flows and which have a commitment to returning that cash to shareholders. Basically, strong free cash flow relative to share price and a commitment to returning the cash to owners (shareholders and stakeholders) provides valuation support in turbulent markets.

This can take many forms:

•	Paying down debt. For example, this is the right thing for recent addition Telecom Italia to do.

•	Paying dividends. This is my preferred method following necessary debt reductions.

•	Buying back stock. This should only be done for the purpose of reducing deeply undervalued shares outstanding. Unfortunately, these two conditions (actually reducing shares and buying when the stock is very undervalued) are generally not met by companies, which is the primary reason share repurchase is generally a poor way of returning cash to shareholders.

Derivatives

I wanted to speak briefly about the use of derivatives. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Thank you again for your continued investment in Janus Contrarian Fund. Despite what I would call a very disappointing period of performance for your Fund, it is important to emphasize that contrarian investing does not always follow the returns of the market or a benchmark. There may be in fact a large divergence because one cannot predict when an investment that is misunderstood or out of favor will become less so (in fact, as I write, Assured Guaranty has rebounded sharply due to a settlement with Bank of America Corp., substantially reducing the company’s credit risk). In my opinion, investing is the process of making decisions with incomplete information when the risk/reward is in one’s favor. There will be occasions where I am wrong, and in those occasions I will sell. However, there will be others when the investment takes substantially longer than I would have expected. On those occasions, if the initial thesis is still intact, I will resist emotional selling and hold the position or even buy more, even if it negatively impacts the short-term performance. In the longer-term, I have great confidence that this process has, and will continue to generate strong risk-adjusted returns. Please be assured that our team and I are committed to identifying excellent investment opportunities, irrespective of the investment climate.

26 | MARCH 31, 2011

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

CB Richard Ellis Group, Inc. – Class A	1.53%
CSX Corp.	0.96%
Smurfit-Stone Container Corp.	0.90%
Vail Resorts, Inc.	0.84%
Kinder Morgan Management LLC	0.67%

5 Bottom Performers – Holdings

Contribution

JSW Steel, Ltd.	–1.34%
DB Realty, Ltd.	–0.85%
Assured Guaranty, Ltd.	–0.58%
Pantaloon Retail, Ltd.	–0.49%
Newmont Mining Corp.	–0.38%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.92%	14.38%	12.08%
Consumer Discretionary	1.38%	16.33%	10.57%
Health Care	1.32%	9.59%	11.06%
Industrials	0.96%	10.88%	10.96%
Telecommunication Services	0.38%	5.64%	3.03%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.14%	3.08%	3.34%
Other**	–0.04%	0.06%	0.00%
Financials	0.07%	24.05%	15.86%
Consumer Staples	0.09%	1.74%	10.62%
Information Technology	0.13%	3.02%	18.85%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 27

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Telecom Italia SpA Telephone – Integrated	4.4%
United Continental Holdings, Inc. Airlines	4.3%
St. Joe Co. Real Estate Operating/Development	4.0%
HRT Participacoes em Petroleo S.A. Oil Companies – Exploration and Production	3.6%
Chesapeake Energy Corp. Oil Companies – Exploration and Production	3.6%

19.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 14.6% of total net assets.

Top Country Allocations – Long Positions – (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

28 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	6.27%	3.97%	1.70%	6.49%	5.90%	1.06%	1.06%
MOP	0.18%	–2.00%	0.50%	5.86%	5.34%

Janus Contrarian Fund – Class C Shares
NAV	5.85%	3.17%	0.88%	5.70%	5.10%	1.85%	1.85%
CDSC	4.79%	2.14%	0.88%	5.70%	5.10%

Janus Contrarian Fund – Class D Shares(1)	6.39%	4.23%	1.89%	6.66%	6.06%	0.80%	0.80%

Janus Contrarian Fund – Class I Shares	6.49%	4.34%	1.87%	6.65%	6.05%	0.74%	0.74%

Janus Contrarian Fund – Class R Shares	6.11%	3.58%	1.24%	6.02%	5.43%	1.43%	1.43%

Janus Contrarian Fund – Class S Shares	6.23%	3.85%	1.51%	6.29%	5.69%	1.18%	1.18%

Janus Contrarian Fund – Class T Shares	6.37%	4.14%	1.87%	6.65%	6.05%	0.96%	0.96%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	1.57%

Morgan Stanley Capital International All Country World IndexSM	13.54%	14.08%	2.94%	5.04%	2.35%

Lipper Quartile – Class T Shares	–	4th	3rd	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	807/818	365/585	53/277	64/218

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 29

Janus Contrarian Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund held approximately 9.8% of its investments in Indian securities as of March 31, 2011, and the Fund may have experienced significant gains and/or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

30 | MARCH 31, 2011

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective June 30, 2011, Daniel Kozlowski is the portfolio manager of the Fund.

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

Janus Growth & Core Funds | 31

Janus Contrarian Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,062.70	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,058.50	$8.78

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,063.90	$3.70

Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,064.90	$3.19

Hypothetical (5% return before expenses)	$1,000.00	$1,021.84	$3.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,061.10	$6.89

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,062.30	$5.60

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,063.70	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.71% for Class C Shares, 0.72% for Class D Shares, 0.62% for Class I Shares, 1.34% for Class R Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

32 | MARCH 31, 2011

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Common Stock – 99.1%
Airlines – 4.6%
1,614,695	Republic Airways Holdings, Inc.*	$10,382,489
7,544,561	United Continental Holdings, Inc.*,**	173,449,457
		183,831,946
Automotive – Cars and Light Trucks – 1.1%
296,485	Volkswagen A.G.	45,498,676
Automotive – Medium and Heavy Duty Trucks – 2.1%
5,720,110	Fiat Industrial SpA*	82,107,230
Automotive – Truck Parts and Equipment – Original – 3.0%
504,870	Visteon Corp.*	31,549,326
1,418,450	Visteon Corp. (144A)*,**	88,638,941
		120,188,267
Broadcast Services and Programming – 2.2%
1,178,180	Liberty Media Corp. – Capital – Class A*	86,796,521
Casino Services – 1.2%
2,789,155	International Game Technology	45,267,986
125,600	Universal Entertainment Corp.	3,686,743
		48,954,729
Coal – 1.1%
617,815	Peabody Energy Corp.	44,457,967
Commercial Banks – 6.4%
10,361,412	Banco Bilbao Vizcaya Argentaria S.A.	125,692,978
252,595	Credicorp, Ltd.	26,504,793
18,491,230	Popular, Inc.*	53,809,479
20,007,910	Synovus Financial Corp.	48,018,984
		254,026,234
Computers – 1.8%
4,808,260	Dell, Inc.*	69,767,853
Computers – Memory Devices – 1.6%
1,692,035	Western Digital Corp.*	63,095,985
Electric – Generation – 1.3%
12,184,256	NTPC, Ltd.	52,764,742
Electric – Transmission – 1.6%
28,298,551	Power Grid Corp. of India, Ltd.	64,669,709
Finance – Other Services – 1.0%
319,085	IntercontinentalExchange, Inc.*	39,419,761
Financial Guarantee Insurance – 2.3%
6,271,290	Assured Guaranty, Ltd.**	93,442,221
Internet Gambling – 0.9%
11,469,996	Bwin.Party Digital Entertainment PLC*,**	36,795,830
Medical – Generic Drugs – 3.7%
5,169,020	Mylan, Inc.*,**	117,181,683
374,375	Perrigo Co.**	29,770,300
		146,951,983
Medical Products – 0.6%
454,355	Covidien PLC (U.S. Shares)	23,599,199
Metal Processors and Fabricators – 1.2%
6,068,163	Bharat Forge, Ltd.	47,263,355
Multimedia – 0.6%
1,349,365	News Corp. – Class A	23,694,849
Office Automation and Equipment – 0.4%
1,464,755	Xerox Corp.	15,599,641
Oil – Field Services – 3.8%
2,738,290	Eurasia Drilling Co., Ltd. (ADR)	93,101,860
1,147,355	Halliburton Co.	57,184,173
		150,286,033
Oil Companies – Exploration and Production – 12.3%
1,110,480	Canadian Natural Resources, Ltd.	54,891,026
4,293,330	Chesapeake Energy Corp.**	143,912,422
139,200	HRT Participacoes em Petroleo S.A.*	145,094,185
809,570	Pioneer Natural Resources Co.	82,511,374
853,460	Whitting Petroleum Corp.*	62,686,637
		489,095,644
Paper and Related Products – 5.5%
8,092,795	Boise, Inc.*,£	74,130,002
1,246,305	Domtar Corp. (U.S. Shares)	114,385,873
1,044,465	International Paper Co.	31,521,954
		220,037,829
Pharmacy Services – 2.3%
827,790	Express Scripts, Inc. – Class A*	46,033,402
1,585,030	Omnicare, Inc.	47,535,050
		93,568,452
Pipelines – 2.7%
1,633,500	Kinder Morgan Management LLC*,**	107,141,265
Property and Casualty Insurance – 0.4%
1,746,476	Lancashire Holdings, Ltd.	16,738,089
Real Estate Management/Services – 3.6%
5,374,750	CB Richard Ellis Group, Inc. – Class A*,**	143,505,825
199,125	Future Mall Management, Ltd.*	208,324
		143,714,149
Real Estate Operating/Development – 6.3%
5,359,336	DB Realty, Ltd.*	14,230,666
17,589,000	Hang Lung Properties, Ltd.	76,996,959
6,391,146	St. Joe Co.*,**,£	160,226,030
		251,453,655
Reinsurance – 3.5%
2,052,015	RenaissanceRe Holdings, Ltd.	141,568,515
REIT – Mortgage – 1.1%
2,322,775	Annaly Mortgage Management, Inc.	40,532,424
1,033,393	Gramercy Capital Corp.*	4,381,586
		44,914,010
REIT – Warehouse and Industrial – 0.6%
1,591,533	ProLogis	25,432,697
Resorts and Theme Parks – 2.6%
2,107,823	Vail Resorts, Inc.*,**,£	102,777,449
Retail – Apparel and Shoe – 1.0%
310,000	Fast Retailing Co., Ltd.	38,805,916
Retail – Major Department Stores – 0.6%
3,609,390	Pantaloon Retail India, Ltd.	20,940,776
373,153	Pantaloon Retail India, Ltd. – Class B	1,505,918
		22,446,694
Semiconductor Components/Integrated Circuits – 1.2%
3,991,120	Taiwan Semiconductor Manufacturing Co., Ltd.	48,611,842

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 33

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amounts		Value

Steel – Producers – 5.8%
1,448,500	JFE Holdings, Inc.	$42,395,972
3,363,947	Jindal Steel & Power, Ltd.	52,605,522
6,549,160	JSW Steel, Ltd.	134,581,640
		229,583,134
Telephone – Integrated – 5.7%
4,441,439	Freenet A.G.	50,788,433
115,596,216	Telecom Italia SpA	177,721,893
		228,510,326
Transportation – Railroad – 1.4%
726,575	CSX Corp.**	57,108,795

Total Common Stock (cost $3,662,433,676)		3,954,721,192

Purchased Options – Calls – 0.2%
4,165	CSX Corp. expires June 2011 exercise price $230.00	663,834
81,890	Ford Motor Co. expires May 2011 exercise price $17.00	1,071,825
94,707	Ford Motor Co. expires May 2011 exercise price $17.00	1,239,582
8,133	St. Joe Co. expires June 2011 exercise price $23.00	2,526,737
19,300	United Continental Holdings, Inc. expires April 2011 exercise price $25.00	532,528

Total Purchased Options – Calls (premiums paid $24,643,099)		6,034,506

Purchased Options – Puts – 0.3%
8,000	S&P 500® Index expires April 2011 exercise price $1,025.00	23,197
8,000	S&P 500® Index** expires May 2011 exercise price $1,275.00	13,010,356

Total Purchased Options – Puts (premiums paid $33,844,000)		13,033,553

Total Investments (total cost $3,720,920,775) – 99.6%		3,973,789,251

Cash, Receivables and Other Assets, net of Liabilities**– 0.4%		17,325,783

Net Assets – 100%		$3,991,115,034

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$278,253,618	7.0%
Brazil	145,094,185	3.7%
Canada	54,891,026	1.4%
Cayman Islands	93,101,860	2.3%
Germany	96,287,109	2.4%
Gibraltar	36,795,830	0.9%
Hong Kong	76,996,959	1.9%
India	388,770,652	9.8%
Ireland	23,599,199	0.6%
Italy	259,829,123	6.5%
Japan	84,888,631	2.1%
Puerto Rico	53,809,479	1.4%
Spain	125,692,978	3.2%
Taiwan	48,611,842	1.2%
United States	2,207,166,760	55.6%

Total	$3,973,789,251	100.0%

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: British Pound 5/6/11	9,500,000	$15,231,859	$70,846
HSBC Securities (USA), Inc.: British Pound 5/12/11	11,000,000	17,635,077	188,272
JPMorgan Chase & Co.: British Pound 4/28/11	10,000,000	16,035,406	98,134

Total		$48,902,342	$357,252

Schedule of Written Options – Calls	Value

S&P 500® Index expires May 2011 4,000 contracts exercise price $1,375.00	$(3,041,812)
St. Joe Co. expires June 2011 2,285 contracts exercise price $27.00	(197,882)
United Continental Holdings, Inc. expires April 2011 38,600 contracts exercise price $28.00	(141,577)

Total Written Options – Calls (premiums received $4,429,300 )	$(3,381,271)

Schedule of Written Options – Puts
CSX Corp. expires June 2011 4,165 contracts exercise price $210.00	$(10,894,460)
Delta Air Lines, Inc. expires April 2011 2,559 contracts exercise price $10.00	(120,586)

See Notes to Schedules of Investments and Financial Statements.

34 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Value

Schedule of Written Options – Puts – (continued)
Delta Air Lines, Inc. expires April 2011 30,090 contracts exercise price $10.00	$(1,384,203)
Delta Air Lines, Inc. expires June 2011 2,559 contracts exercise price $9.00	(132,352)
Delta Air Lines, Inc. expires June 2011 30,085 contracts exercise price $9.00	(1,538,806)
Ford Motor Co. expires May 2011 65,390 contracts exercise price $15.00	(5,073,205)
Ford Motor Co. expires May 2011 66,307 contracts exercise price $15.00	(5,144,349)
S&P 500® Index expires May 2011 8,000 contracts exercise price $1,150.00	(2,657,826)
St. Joe Co. expires June 2011 16,266 contracts exercise price $20.00	(792,963)
United Continental Holdings, Inc. expires June 2011 4,284 contracts exercise price $21.00	(630,624)
United Continental Holdings, Inc. expires June 2011 11,716 contracts exercise price $21.00	(1,724,649)
Xerox Corp. expires July 2011 43,000 contracts exercise price $10.00	(1,833,692)

Total Written Options – Puts (premiums received $38,365,098 )	$(31,927,715)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 35

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Dividend Swap outstanding at March 31, 2011

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Fund	by the Fund	Date	Appreciation

Goldman Sachs International	72,654,868 EUR	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/27/13	$2,789,767

Total Return Swaps outstanding at March 31, 2011

					Unrealized
	Notional	Return Paid	Return Received	Termination	Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Date	(Depreciation)

Goldman Sachs International	$4,299,572	Mediatek, Inc.	USD LIBOR minus 400 basis points	11/14/11	$93,469
Goldman Sachs International	18,549,850	Mediatek, Inc.	USD LIBOR minus 400 basis points	11/15/11	403,258
Morgan Stanley	20,095,072	Mediatek, Inc.	USD LIBOR minus 350 basis points	9/4/12	(652,025)

Total					$(155,298)

See Notes to Schedules of Investments and Financial Statements.

36 | MARCH 31, 2011

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to drive long-term growth over time.
Brian Demain portfolio manager

Performance Overview

Janus Enterprise Fund’s Class T Shares returned 20.30% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 22.97%.

Economic Overview

Continuing momentum from late 2010, the Russell Midcap Growth Index rose during the quarter as most economic readings continued to strengthen. Unrest in the Middle East and the natural disaster in Japan weighed on sentiment and caused volatility to rise. However, equities ended the period in positive territory as indicators like nonfarm payrolls and business confidence pointed to an ongoing recovery – and, to some extent, of the animal spirits that were less present through the downturn.

Asset Class Overview

Small- and mid-cap stocks outperformed large-caps during the period, while growth-style indices outperformed value. Top performing sectors within the Fund’s benchmark, the Russell Midcap Growth Index, were energy, materials and industrials, while telecommunications, utilities and information technology lagged the index.

Strategy Overview

The Fund was overweight industrials, information technology and health care, reflecting our view that stocks in these sectors have healthy secular growth, defensible franchises and strong free cash flow generation. Our industrial holdings remained concentrated in business services and asset light transportation firms – not core cyclical companies. In technology, we think companies will generate strong unit growth over the next decade as technology plays a larger role in the developed world and middle-class consumption continues to grow in emerging markets.

We remained underweight in materials and consumer stocks, as we have struggled to find companies in these sectors with attractive secular growth profiles and competitive advantages. Materials companies have exhibited good growth dynamics, given emerging market demand. However, most are high-cost producers in the U.S. mid-cap space and they tend not to earn their cost of capital through the cycle. On the consumer side, we have struggled to find companies with both unit growth and strong competitive advantages, and the few that do fit our criteria tend to trade at multiples we consider too high. Consumer deleveraging may continue to be a medium-term headwind, moreover, and we believe that the specialty and big-box retailers are approaching maturity.

While our stock selections in consumer discretionary, energy and financials rose during the period they detracted from relative results as they lagged their respective sector returns. Among our top individual detractors, shares of Equinix, Inc. were weak. Recent reports of pricing pressure in its core business indicated to us that the company’s business model faced challenges. We sold the position as these developments weakened our conviction in the thesis. Also in technology, wireless tower company Crown Castle International Corp. came under pressure due to concerns over consolidation among wireless carriers. Wireless carriers will continue to upgrade their networks, we believe, resulting in growing demand for tower space. We continue to feel strongly that Crown Castle will be able to improve free cash flow, generate strong returns on invested capital and create value over time.

Another weak performer was Li & Fung, Ltd. The Hong Kong-based outsourcing and logistics company has been able to grow through market share gains, new outsourcing customers and acquisitions. The firm, in our view, has open-ended opportunities to supply companies like Wal-Mart Stores, Inc. We feel the market continues to underestimate the growth prospects from this trend.

Contributors to performance included our holdings in health care and information technology. One of our largest

Janus Growth & Core Funds | 37

Janus Enterprise Fund (unaudited)

holdings, Atmel Corp., was also our top contributor. The semiconductor company has benefited from a restructuring program and success in its micro-controller business. In addition, the company’s touch platform has proved to be among the best for PC tablets, a new significant growth market within technology.

In energy, shares of parts and services supplier Dresser-Rand Group, Inc. continued to perform well. The company has benefited from a rise in oil prices, and management recently initiated a multi-year growth plan that will involve expanding service centers globally, which should allow the company to maintain its competitive advantage and grow the business. We think the firm should also benefit from an ongoing shift in oil production from multinational companies to state-controlled enterprises, which don’t have as much technical expertise to service highly-engineered parts.

Another top performer was Valeant Pharmaceuticals International, Inc. We believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. Valeant has a strong and growing presence in two key emerging markets, Latin America and Eastern Europe, and it has demonstrated an ability to make value-enhancing acquisitions.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Outlook

The Federal Reserve’s (Fed) second round of quantitative easing (QE2) continues to have a stimulative impact on asset prices and the real interest rate. With funds more readily available, everyone from the federal government to the individual homebuyer can access credit more easily and cheaply than if the Fed were not providing credit directly through QE2. This credit availability is driving further consumption and investment. However, it is also driving capital flows towards emerging markets, which in turn drives demand and prices for commodities – and the potential for inflation down the road. Thus, the economy is in better shape than it has been, and there are reasons to be optimistic, but the impact of potential overheating in emerging markets must be watched closely.

Corporate America is very healthy. Public companies are carrying near record-levels of cash on their balance sheets, by some estimates, amounting to around $1.2 trillion for firms in the S&P 500. Additionally, profit margins are near multi-decade highs, while capital spending remains below depreciation, driving strong free cash flow generation. High yield debt defaults in 2010 were just 1.3%, well below the long-term average of 5.1%.

In such a strong environment, more volatile equities have tended to perform well. This stands to reason: when macroeconomic conditions are improving, more speculative-grade companies have the wind in their sails and tend to do well as stocks, on a relative basis. To some degree, this impacted performance of the Fund, as we focus on what we think are higher-quality, higher-margin companies with strong multi-year growth opportunities.

Despite these factors, we still see profound disconnections in the value of growth companies, which tend to have higher operating margins and cleaner balance sheets, relative to the market. We think that companies with higher growth rates, cleaner balance sheets and higher returns on capital deserve to trade at a material P/E premium to companies with lower growth rates, more leveraged balance sheets and lower returns on capital. Yet the multiple differential between high and low growers remains as narrow as it has been in 35 years of data. Moreover, high quality, higher growth equities could outperform if we hit a macroeconomic speed bump or companies begin competing away margins and balance sheets re-leverage.

While the Fund’s relative performance in the period was challenged, we have not changed our strategy and remain committed to holding high-quality companies. By investing in what we think are high-return growth companies at valuations that are very reasonable relative to lower-growth, lower-return companies, we should be able to continue delivering good risk-adjusted returns over multi-year periods. We believe our greatest value-added is in our ability to pick these potential winning stocks and we remain focused on finding these opportunities for our shareholders.

Thank you for your investment in Janus Enterprise Fund.

38 | MARCH 31, 2011

(unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	2.62%
Dresser-Rand Group, Inc.	0.96%
Valeant Pharmaceuticals International, Inc.	0.89%
IHS, Inc. – Class A	0.89%
St. Jude Medical, Inc.	0.75%

5 Bottom Performers – Holdings

Contribution

Equinix, Inc.	–0.45%
Li & Fung, Ltd.	–0.32%
Crown Castle International Corp.	–0.18%
Ryanair Holdings PLC (ADR)	–0.16%
Staples, Inc.	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	8.26%	28.58%	23.80%
Industrials	5.21%	23.13%	15.82%
Health Care	4.84%	19.60%	12.91%
Energy	1.87%	6.26%	6.03%
Financials	1.10%	7.17%	7.17%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	–0.18%	4.23%	1.84%
Utilities	0.00%	0.00%	0.29%
Consumer Staples	0.02%	0.90%	5.18%
Consumer Discretionary	0.12%	7.33%	20.06%
Materials	0.66%	2.80%	6.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 39

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Crown Castle International Corp. Wireless Equipment	3.8%
IHS, Inc. – Class A Computer Services	3.0%
Verisk Analytics, Inc. Commercial Services – Finance	2.7%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.6%
St. Jude Medical, Inc. Medical Instruments	2.5%

14.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

40 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	20.16%	25.88%	6.71%	5.70%	10.32%	1.15%	1.15%
MOP	13.25%	18.63%	5.46%	5.07%	9.96%

Janus Enterprise Fund – Class C Shares
NAV	19.71%	24.98%	5.84%	5.01%	9.52%	1.96%	1.93%
CDSC	18.51%	23.73%	5.84%	5.01%	9.52%

Janus Enterprise Fund – Class D Shares(1)	20.36%	26.33%	6.84%	5.79%	10.38%	0.88%	0.88%

Janus Enterprise Fund – Class I Shares	20.40%	26.44%	6.82%	5.77%	10.38%	0.81%	0.81%

Janus Enterprise Fund – Class R Shares	19.97%	25.55%	6.26%	5.32%	9.91%	1.47%	1.47%

Janus Enterprise Fund – Class S Shares	20.12%	25.87%	6.54%	5.54%	10.16%	1.22%	1.22%

Janus Enterprise Fund – Class T Shares	20.30%	26.19%	6.82%	5.77%	10.38%	1.00%	1.00%

Russell Midcap® Growth Index	22.97%	26.60%	4.93%	6.94%	9.63%

Lipper Quartile – Class T Shares	–	3rd	1st	3rd	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	–	262/418	65/323	118/205	15/30

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 41

Janus Enterprise Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

42 | MARCH 31, 2011

(unaudited)

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,201.60	$6.37

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,197.10	$10.30

Hypothetical (5% return before expenses)	$1,000.00	$1,015.56	$9.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,203.60	$4.61

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,204.00	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,199.70	$7.95

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,201.20	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,203.00	$5.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

†	Expenses are equal to the annualized expense ratio of 1.16% for Class A Shares, 1.88% for Class C Shares, 0.84% for Class D Shares, 0.75% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 43

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 95.1%
Advertising Sales – 0.9%
719,567	Lamar Advertising Co. – Class A*	$26,580,805
Aerospace and Defense – 0.9%
317,800	TransDigm Group, Inc.*	26,641,174
Agricultural Chemicals – 2.1%
1,036,005	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	61,051,775
Airlines – 1.1%
1,131,226	Ryanair Holdings PLC (ADR)*,**	31,448,083
Apparel Manufacturers – 0.5%
123,437	Polo Ralph Lauren Corp.	15,262,985
Auction House – Art Dealer – 2.2%
2,231,395	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	62,813,769
Commercial Services – 0.7%
304,790	CoStar Group, Inc.*	19,104,237
Commercial Services – Finance – 4.0%
798,707	Global Payments, Inc.	39,072,746
2,349,760	Verisk Analytics, Inc.*	76,978,138
		116,050,884
Computer Aided Design – 0.4%
209,160	ANSYS, Inc.*	11,334,380
Computer Services – 3.0%
971,380	IHS, Inc. – Class A*	86,209,975
Computers – 1.3%
108,729	Apple, Inc.*	37,886,620
Consulting Services – 1.4%
967,237	Gartner, Inc.*	40,304,766
Containers – Metal and Glass – 0.6%
450,250	Ball Corp.	16,141,463
Decision Support Software – 2.3%
1,767,975	MSCI Inc.*	65,096,840
Diagnostic Equipment – 1.7%
744,268	Gen-Probe, Inc.*	49,382,182
Diagnostic Kits – 0.5%
204,480	Idexx Laboratories, Inc.*	15,789,946
Distribution/Wholesale – 4.4%
624,620	Fastenal Co.	40,494,114
13,460,695	Li & Fung, Ltd.	68,962,202
126,060	W.W. Grainger, Inc.	17,355,941
		126,812,257
Educational Software – 0.5%
436,915	Blackboard, Inc.*	15,833,800
Electric Products – Miscellaneous – 0.9%
577,056	AMETEK, Inc.	25,315,447
Electronic Components – Miscellaneous – 2.6%
2,736,358	Flextronics International, Ltd.*	20,440,594
1,559,185	TE Connectivity, Ltd. (U.S. Shares)	54,290,822
		74,731,416
Electronic Components – Semiconductors – 2.0%
5,688,221	ON Semiconductor Corp.*	56,142,741
Electronic Connectors – 2.2%
1,159,250	Amphenol Corp. – Class A	63,051,608
Electronic Measuring Instruments – 0.9%
493,936	Trimble Navigation, Ltd.*	24,963,525
Entertainment Software – 0.7%
979,645	Electronic Arts, Inc.*	19,132,467
Fiduciary Banks – 0.5%
301,465	Northern Trust Corp.	15,299,349
Finance – Investment Bankers/Brokers – 0.8%
631,458	LPL Investment Holdings, Inc.*	22,612,511
Hazardous Waste Disposal – 0.5%
170,740	Stericycle, Inc.*	15,139,516
Instruments – Controls – 2.2%
162,355	Mettler-Toledo International, Inc.*	27,925,060
1,030,600	Sensata Technologies Holding N.V.*,**	35,792,738
		63,717,798
Instruments – Scientific – 3.0%
1,010,396	Thermo Fisher Scientific, Inc.*	56,127,498
345,295	Waters Corp.*	30,006,135
		86,133,633
Insurance Brokers – 0.7%
406,435	AON Corp.	21,524,798
Investment Management and Advisory Services – 1.9%
655,873	Eaton Vance Corp.	21,145,345
512,390	T. Rowe Price Group, Inc.	34,032,944
		55,178,289
Machinery – General Industrial – 1.2%
402,320	Roper Industries, Inc.	34,784,587
Medical – Biomedical and Genetic – 4.2%
969,280	Celgene Corp.*,**	55,762,678
547,177	Gilead Sciences, Inc.*	23,222,192
1,151,380	Incyte Corp., Ltd.*	18,249,373
464,175	Vertex Pharmaceuticals, Inc.*	22,247,908
		119,482,151
Medical – Drugs – 1.3%
778,494	Valeant Pharmaceuticals International, Inc.	38,776,786
Medical Information Systems – 1.0%
628,630	athenahealth, Inc.*	28,370,072
Medical Instruments – 3.3%
1,387,330	St. Jude Medical, Inc.	71,114,536
311,970	Techne Corp.	22,337,052
		93,451,588
Medical Products – 4.1%
651,415	Henry Schein, Inc.*	45,709,790
1,045,273	Varian Medical Systems, Inc.*	70,702,266
		116,412,056
Metal Processors and Fabricators – 1.2%
228,340	Precision Castparts Corp.	33,607,081
Networking Products – 0.9%
618,235	Juniper Networks, Inc.*	26,015,329
Oil Companies – Exploration and Production – 1.2%
718,669	Ultra Petroleum Corp. (U.S. Shares)*	35,394,448
Oil Field Machinery and Equipment – 2.6%
1,375,525	Dresser-Rand Group, Inc.*	73,755,650

See Notes to Schedules of Investments and Financial Statements.

44 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Pipelines – 2.3%
729,747	Energy Transfer Equity L.P.	$32,838,615
483,903	Kinder Morgan Management LLC*	31,739,198
		64,577,813
Printing – Commercial – 2.3%
1,248,755	VistaPrint N.V. (U.S. Shares)*,**	64,810,385
Reinsurance – 0.6%
189,970	Berkshire Hathaway, Inc. – Class B*	15,887,191
Retail – Automobile – 1.6%
1,040,685	Copart, Inc.*	45,092,881
Retail – Bedding – 0.6%
356,198	Bed Bath & Beyond, Inc.*	17,193,677
Retail – Office Supplies – 0.5%
816,827	Staples, Inc.	15,862,780
Retail – Petroleum Products – 1.0%
726,040	World Fuel Services Corp.	29,484,484
Retail – Regional Department Stores – 0.6%
345,455	Kohl’s Corp.	18,322,933
Semiconductor Components/Integrated Circuits – 2.3%
4,826,567	Atmel Corp.*	65,786,108
Semiconductor Equipment – 2.6%
480,575	ASML Holdings N.V. (U.S. Shares)**	21,385,587
1,098,188	KLA-Tencor Corp.	52,021,166
		73,406,753
Telecommunication Equipment – Fiber Optics – 0.7%
923,300	Corning, Inc.	19,047,679
Telecommunication Services – 1.8%
1,761,529	Amdocs, Ltd. (U.S. Shares)*	50,820,112
Transactional Software – 1.1%
591,536	Solera Holdings, Inc.	30,227,490
Transportation – Railroad – 0.6%
212,095	Canadian National Railway Co. (U.S. Shares)	15,964,391
Transportation – Services – 2.6%
615,855	C.H. Robinson Worldwide, Inc.	45,653,331
548,995	Expeditors International of Washington, Inc.	27,526,609
		73,179,940
Transportation – Truck – 0.9%
597,825	Landstar System, Inc.	27,308,646
Vitamins and Nutrition Products – 0.8%
380,809	Mead Johnson Nutrition Co. – Class A	22,060,265
Wireless Equipment – 3.8%
2,533,278	Crown Castle International Corp.*	107,790,979

Total Common Stock (cost $1,867,820,793)		2,723,563,294

Money Market – 4.8%
136,931,644	Janus Cash Liquidity Fund LLC, 0% (cost $136,931,644)	136,931,644

Total Investments (total cost $2,004,752,437) – 99.9%		2,860,494,938

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,580,690

Net Assets – 100%		$2,862,075,628

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$68,962,202	2.4%
Canada	214,001,169	7.5%
Guernsey	50,820,112	1.8%
Ireland	31,448,083	1.1%
Netherlands	121,988,710	4.3%
Singapore	20,440,594	0.7%
Switzerland	54,290,822	1.9%
United States††	2,298,543,246	80.3%

Total	$2,860,494,938	100.0%

††	Includes Cash Equivalents (75.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: Euro 5/6/11	13,500,000	$19,116,884	$(451,244)
HSBC Securities (USA), Inc.: Euro 5/12/11	9,266,250	13,119,888	(8,931)
JPMorgan Chase & Co.: Euro 4/28/11	10,048,000	14,231,028	(560,523)

Total		$46,467,800	$(1,020,698)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended March 31, 2011, Janus Forty Fund’s Class S Shares returned 10.13% versus a return of 18.57% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 17.31% for the period.

Overview

U.S. equities continued to rally in the first quarter, overcoming heightened uncertainty and rising oil prices to finish the six-month period near the highest levels since June 2008. Economic data was modestly improved with positive reports on manufacturing and construction spending generally outweighing ongoing weakness in housing. The labor market improved, with unemployment declining to 8.8% in March, the lowest level in two years. Core inflation appears to be tame, although price pressures have been building.

Despite the heightened uncertainty, the portfolio’s positioning remains largely unchanged. We continue to invest where we have a differentiated view of company fundamentals and see multi-year growth opportunities. Our underweight in energy hurt performance, for example, as energy prices climbed. We are analyzing energy companies with attractive growth prospects and we may increase exposure as opportunities arise. However, we are not swayed by short-term changes in the price of the commodity. Higher crude prices do impact our holdings, but we have limited exposure to businesses that are sensitive to energy prices.

We have been overweight in financials and the results have been disappointing. Lending in the U.S. has not increased substantially and needs to pick up for a stronger recovery in bank profits. On the plus side, a steeper yield curve and higher interest rates should help improve net interest margins, and we are seeing improvements in credit availability and loan losses. Moreover, most of our financial holdings have significant growth opportunities in non-U.S. markets. We believe these factors aren’t yet reflected in valuations for our companies.

Thematically, we are emphasizing “faster-growth” companies, which have been driving up the portfolio’s average earnings growth rate. For example, we added to a position in Fanuc, Ltd., a Japanese firm that makes industrial robots and automation equipment. We think the company should benefit from growth in China and emerging Asian markets, where wage inflation is resulting in more factory automation. The disaster in Japan has not materially impacted its business. Similarly, we bought shares in logistics company C.H. Robinson Worldwide, Inc. because we like its business model as a middle-man between truckers and shippers. The company has attractive multi-year growth opportunities, in our view, and can pass on higher energy costs to customers. It is not under attack from emerging market competitors and has been growing at above-average rates.

Detractors

Cisco Systems, Inc. was the largest individual detractor during the period. Shares of the networking equipment company have been weak amid continued concerns over sluggish financial performance relative to expectations. The company has cited a variety of issues, including tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters. While the company may be well-positioned to benefit from increasing data usage and Internet traffic, we are evaluating the position.

Microsoft Corp. also fell. The software company is a top holding and recent addition to the portfolio, trading at a very compelling valuation, in our view. We like Microsoft’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. These are multi-year growth opportunities that we feel the market has not fully recognized in the stock’s valuation.

46 | MARCH 31, 2011

(unaudited)

General Motors, Co. (GM) was another weak performer. We bought shares in the U.S. auto maker because we like its leaner business model. GM has reduced U.S. labor costs and debt, and cut the level of U.S. auto sales at which it can break even. We believe GM’s product momentum should pick up in 2012 as the company introduces higher margin products and free cash flow should continue to improve the balance sheet.

Contributors

Apple, Inc. remains a top position and continued to perform well. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. We think the company’s integration of software and hardware across its product line is a key competitive advantage, and we believe the company’s success and market share gains in the U.S. can be replicated globally.

eBay, Inc. was another strong performer. While eBay’s core auction business continued to grow, we think the more attractive growth engine is its PayPal business, which we believe is an undervalued asset. PayPal has continued to expand internationally and more than 50% of revenues now come from external eBay sources. We added to our position during the period.

Shares of media company News Corp. also rose. We believe the company owns outstanding franchises (cable networks, Sky Italia, Fox Studios) that have generated strong cash flows and typically offset its cyclical assets. The company’s balance sheet and cash-flow generation remained robust and the firm continued to benefit from an improving TV-advertising spending environment, rising affiliate fees and new distribution buyers for its content.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Outlook

While the markets have moved higher over the past six months, valuations for large- and mega-cap companies remain extremely attractive based on our evaluation of the fundamentals. There continues to be a wide gap in multiples between large and smaller companies, with the largest companies trading at the greatest disparity. Our focus on mega-cap companies has been a drag on performance; where fundamentals have improved, the market has not rewarded these firms with higher stock prices. We continue to believe our companies are undervalued, however, and that their global franchises and competitive moats are key advantages in a period of heightened economic challenges.

Globally, we expect emerging markets to continue growing in excess of developed markets. Near term, we remain concerned about inflationary pressures, rising interest rates (especially in China) and the impact of higher energy prices. Longer term, we believe emerging markets have the capital, natural resources and structural frameworks in place to fuel investment and growth. These foundations should drive higher returns for companies that can capitalize on rising domestic consumption and export growth. That theme underlies many of our holdings, including recent additions such as Nike, which has a strong global franchise and opportunities for expansion in emerging Asia and Latin America.

Overall, we remain sanguine on growth prospects in the U.S. and global markets. The crisis in Japan and higher oil stemming from unrest in the Middle East raise the risk of slower growth and we are watching developments closely to assess their impact on our holdings. However, we believe the pieces are in place for a sustained global recovery. We are excited about the risk-reward profile of positions we have added to the portfolio and of the companies we continue to hold.

Thank you for your investment in Janus Forty Fund.

Janus Growth & Core Funds | 47

Janus Forty Fund (unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.23%
eBay, Inc.	1.30%
News Corp. – Class A	1.24%
Oracle Corp.	1.10%
Limited Brands, Inc.	1.01%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–1.13%
Microsoft Corp.	–0.65%
General Motors Co.	–0.20%
Medco Health Solutions, Inc.	–0.18%
NIKE, Inc. – Class B	–0.18%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.69%	38.87%	31.22%
Consumer Discretionary	2.52%	12.24%	14.59%
Financials	2.13%	17.61%	4.71%
Industrials	0.68%	7.16%	13.24%
Health Care	0.66%	11.01%	9.84%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	–0.15%	5.65%	9.47%
Telecommunication Services	–0.04%	3.02%	0.84%
Utilities	0.00%	0.00%	0.08%
Materials	0.41%	2.04%	5.06%
Energy	0.62%	2.40%	10.95%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

48 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Apple, Inc. Computers	7.2%
eBay, Inc. E-Commerce/Services	6.2%
Celgene Corp. Medical – Biomedical and Genetic	5.7%
Google, Inc. – Class A Web Portals/Internet Service Providers	5.1%
Microsoft Corp. Applications Software	4.7%

28.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 49

Janus Forty Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	10.23%	3.23%	4.69%	5.06%	9.94%	1.09%	1.03%
MOP	3.89%	–2.71%	3.45%	4.59%	9.59%

Janus Forty Fund – Class C Shares
NAV	9.80%	2.48%	3.92%	4.51%	9.41%	1.85%	1.78%
CDSC	8.70%	1.46%	3.92%	4.51%	9.41%

Janus Forty Fund – Class I Shares	10.39%	3.52%	4.97%	5.06%	9.94%	0.77%	0.77%

Janus Forty Fund – Class R Shares	10.00%	2.83%	4.21%	4.81%	9.70%	1.46%	1.46%

Janus Forty Fund – Class S Shares	10.13%	3.06%	4.47%	5.06%	9.94%	1.20%	1.20%

Janus Forty Fund – Class T Shares	10.26%	3.33%	4.47%	5.06%	9.94%	1.02%	1.02%

Russell 1000® Growth Index	18.57%	18.26%	4.34%	2.99%	4.54%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	5.55%

Lipper Quartile – Class S Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	820/823	145/631	17/386	2/170

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

50 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class A Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares reflects the fees and expenses of Class A Shares, net of any applicable fee and expense limitations or waivers.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2002, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain

Janus Growth & Core Funds | 51

Janus Forty Fund (unaudited)

periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares of the Fund commenced operations on July 6, 2009 after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of the Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class R shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor’s fund Class S Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — May 1, 1997

52 | MARCH 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,102.30	$5.40

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,098.00	$9.15

Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,103.90	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,100.00	$7.43

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,101.30	$6.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,102.60	$4.82

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

†	Expenses are equal to the annualized expense ratio of 1.03% for Class A Shares, 1.75% for Class C Shares, 0.73% for Class I Shares, 1.42% for Class R Shares, 1.16% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 53

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 96.7%
Applications Software – 4.7%
11,822,350	Microsoft Corp.	$299,814,796
Athletic Footwear – 1.2%
1,031,075	NIKE, Inc. – Class B	78,052,377
Automotive – Cars and Light Trucks – 4.9%
14,011,740	Ford Motor Co.*	208,915,043
3,290,250	General Motors Co.*	102,096,458
		311,011,501
Brewery – 3.1%
3,522,820	Anheuser-Busch InBev N.V.	200,645,794
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strip*	11,193
		200,656,987
Chemicals – Diversified – 1.0%
4,017,578	Israel Chemicals, Ltd.	66,180,026
Commercial Banks – 2.0%
4,905,804	Standard Chartered PLC	127,240,553
Computers – 7.2%
1,330,523	Apple, Inc.*	463,620,739
Diversified Banking Institutions – 4.4%
21,088,326	Bank of America Corp.	281,107,386
E-Commerce/Services – 6.2%
12,774,520	eBay, Inc.*	396,521,101
Electronic Components – Miscellaneous – 2.2%
4,122,900	TE Connectivity, Ltd. (U.S. Shares)	143,559,378
Electronic Connectors – 1.3%
1,493,770	Amphenol Corp. – Class A	81,246,150
Electronic Forms – 1.6%
3,023,375	Adobe Systems, Inc.*	100,255,115
Enterprise Software/Services – 2.8%
5,323,192	Oracle Corp.	177,634,917
Finance – Investment Bankers/Brokers – 2.7%
9,746,666	Charles Schwab Corp.	175,732,388
Finance – Other Services – 1.9%
413,916	CME Group, Inc.	124,816,370
Industrial Automation and Robotics – 2.4%
1,033,900	Fanuc, Ltd.	156,527,188
Life and Health Insurance – 4.1%
29,736,600	AIA Group, Ltd.*	91,561,340
15,052,901	Prudential PLC	170,583,770
		262,145,110
Medical – Biomedical and Genetic – 7.2%
6,330,354	Celgene Corp.*	364,185,265
1,999,831	Vertex Pharmaceuticals, Inc.*	95,851,900
		460,037,165
Medical Instruments – 2.1%
411,186	Intuitive Surgical, Inc.*	137,114,084
Multimedia – 4.3%
15,728,655	News Corp. – Class A	276,195,182
Networking Products – 2.5%
9,238,292	Cisco Systems, Inc.	158,436,708
Oil Companies – Integrated – 2.7%
3,520,384	BG Group PLC	87,580,450
2,155,853	Petroleo Brasileiro S.A. (ADR)	87,161,137
		174,741,587
Pharmacy Services – 2.8%
3,155,366	Medco Health Solutions, Inc.*	177,205,355
Real Estate Operating/Development – 0.9%
12,738,000	Hang Lung Properties, Ltd.	55,761,400
Retail – Apparel and Shoe – 3.2%
6,238,787	Limited Brands, Inc.	205,131,317
Retail – Jewelry – 2.2%
2,420,290	Compagnie Financiere Richemont S.A.	139,834,877
Transportation – Services – 6.1%
1,865,950	C.H. Robinson Worldwide, Inc.	138,322,874
3,408,145	United Parcel Service, Inc. – Class B	253,293,336
		391,616,210
Web Portals/Internet Service Providers – 6.5%
559,078	Google, Inc. – Class A*,**	327,737,114
5,199,870	Yahoo!, Inc.*	86,577,836
		414,314,950
Wireless Equipment – 2.5%
3,723,600	Crown Castle International Corp.*	158,439,180

Total Common Stock (cost $4,985,276,187)		6,194,950,097

Preferred Stock – 0.4%
Direct Marketing – 0.4%
973,270	Zynga, Inc. – Private Placement, 8.0000% °° ,§ (cost $27,308,234)	27,308,234

Money Market – 4.0%
253,226,000	Janus Cash Liquidity Fund LLC, 0% (cost $253,226,000)	253,226,000

Total Investments (total cost $5,265,810,421) – 101.1%		6,475,484,331

Liabilities, net of Cash, Receivables and Other Assets**– (1.1)%		(68,888,035)

Net Assets – 100%		$6,406,596,296

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$200,656,987	3.1%
Brazil	87,161,137	1.3%
Hong Kong	147,322,740	2.3%
Israel	66,180,026	1.0%
Japan	156,527,188	2.4%
Switzerland	283,394,255	4.4%
United Kingdom	385,404,773	6.0%
United States††	5,148,837,225	79.5%

Total	$6,475,484,331	100.0%

††	Includes Cash Equivalents (75.6% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

54 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Schedule of Written Options – Puts	Value

Microsoft Corp. expires January 2012 30,500 contracts exercise price $25.00 (premiums received $4,245,600)	$(6,740,317)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 55

Janus Fund (unaudited)

Fund Snapshot
Janus Fund aims to deliver moderate peer- and benchmark-beating returns consistently each year while controlling risk and volatility. This fits our philosophy as investors and how we would choose to manage our own money. Indeed, we are shareholders in the Fund alongside you. We want you to consider the Fund to be a long-term, core part of your exposure to large-cap growth equities. In an effort to achieve such consistency, we seek to invest in dominant franchises with robust free cash flow, high and improving returns on capital, diversified revenue streams and aligned management incentives.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance

Janus Fund’s T Shares returned 12.06% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 18.57%, and its secondary benchmark, the S&P 500 Index, returned 17.31% during the period.

Portfolio Manager Comments

After a strong start to the year, U.S. stocks came under pressure as unrest in the Middle East and the natural disaster in Japan raised fears of a global economic slowdown. Stock correlations – which had declined recently – rose as the markets reverted to the “risk-on, risk-off” dynamic that has dominated trading for nearly three years. Stocks eventually rebounded to finish the quarter higher. Nonetheless, macro sentiment dominated much of the period, overwhelming company fundamentals, and the Fund underperformed its primary benchmark.

Although the environment has been challenging, market volatility brought some long-time attractive names into our buying range. We increased our consumer discretionary exposure with International Game Technology, a gaming technology supplier, for example, and we boosted our exposure to energy, adding potentially higher-growth producers, such as Brazilian firm OGX Petroleo e Gas Participacoes and Canadian Natural Resources, an oil and natural gas exploration and production company.

Near-term, concerns about growth in Europe, inflation in emerging markets and higher oil prices may continue to weigh on sentiment. The situation in Japan raises a host of issues and may result in slower Japanese end-market demand and disruption in the global supply chain. Cost input pressures are also building globally, and we worry that companies can’t or won’t pass through price increases. Corporate profit margins have been running near peak levels and margins may compress as input costs rise and companies reinvest some of the excess cash built up on balance sheets (around $1.2 trillion for firms in the S&P 500). Reinvesting can produce long-term growth, but it may also depress free-cash-flow yields and returns on capital. Our caution on margins has kept us wary of many cyclical industrials, which trade at high valuations on high margins, and we have avoided consumer companies unless we believe they are world-class businesses, don’t use a lot of commodity inputs and have pricing power. Margin reversion to the mean is a powerful force in investing, and we are watching for evidence of it closely. Our exposure to agriculture, gold and energy is designed partially to offset these pressures.

U.S. economic indicators have generally strengthened over the past six months, improving our confidence in the recovery. Reports on manufacturing indicate an expansive recovery, with the February Institute for Supply Management Index at 61.4%, its highest level since May 2004. Employment figures have also strengthened, with unemployment declining not because of lower labor-force participation but because of job creation. Monetary stimulus and liquidity in the system, while potentially inflationary long term, have improved confidence and encouraged businesses to hire and spend. Our chief concerns center around weakness in the U.S. housing market and the impact of higher oil prices on input costs and consumer spending. We are also concerned about lack of wage growth and uncertainty around the budget battles in Washington. Overall, however, we think the economy has become more self-sustaining and should continue to support investor sentiment and demand for risk assets.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. Derivatives added to overall performance. Please see “Notes to Financial Statements”

56 | MARCH 31, 2011

(unaudited)

for information about the hedging techniques used by the Fund.

Performance Overview

Our holdings within industrials, telecommunications and energy were the largest detractors from relative results in the six-month period. In technology, our position in networking equipment company Cisco Systems was a significant detractor; our position in another top technology holding, Microsoft, also fell. On a positive note, our holdings in consumer discretionary contributed to results, aided by significant gains in CBS Corp.

Individual Detractors from Relative Performance

Our top five individual detractors were Cisco Systems, Inc., Microsoft Corp., Newmont Mining Corp., Expedia, Inc., and Crown Castle International Corp. Cisco has reported disappointing gross margins, raising concerns over its competitive position. While we continue to analyze the deterioration in margins, we have maintained a position as we believe the market is pricing in an overly negative scenario for top line growth and margin compression. Microsoft is a recent addition to the Fund. We like the software giant based on its attractive valuation and an improvement in its consumer business, notably the success of its Xbox video game console and Windows 7 based phone software. We are also attracted to the potential downside protection afforded by the company’s historically stable corporate franchises. We liked Newmont for its mining operations and gold exposure as an inflation hedge; however, we sold the position in favor of opportunities that we felt offered more direct inflation protection.

Individual Contributors to Relative Results

Our top five individual contributors were Occidental Petroleum Corp., eBay, Inc., Apple, Inc., CBS Corp. and IBM Corp. We believe Occidental is one of the best capital allocators among exploration-and-production companies. The firm has produced the vast majority of the industry’s free cash flow in certain periods, attesting to its capital allocation in an industry that consistently reinvests for future growth at the expense of shareholders. Shares of Apple continued to perform well. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. The company has continued to gain market share in personal computing and remained a dominant player in the smartphone market. We own shares in CBS based on our confidence in management’s ability to execute on several meaningful, high-margin-growth revenue opportunities. We believe the mass-media company also offers good exposure to the ongoing recovery in advertising, which should continue as long as the economy maintains stable growth. We are seeing strong demand for television content in syndication prices, new distribution platforms and global outlets and we think CBS will benefit from secular growth beyond the current ad recovery.

Outlook

Valuations for large- and mega-cap stocks remain attractive on a variety of historical metrics. The P/E spread between growth and value stocks continues to be relatively narrow, and large caps are trading at substantial discounts to small-cap companies, based on historical multiples. We continue to focus on companies paying attractive dividends; we believe that imposes discipline on management teams to return cash to shareholders and may reduce the risk of a high-priced merger or potentially poor capital allocation decision. We remain confident in our holdings, moreover, because we believe many of our top names trade at a discount to the market with the potential to generate faster growth at higher returns. These characteristics create a very attractive risk-reward profile. Given their discounted valuations, we believe our stocks have the potential to appreciate in a variety of macroeconomic climates. Our holdings thus continue to represent what we think are the best risk-reward opportunities in the large-cap growth universe.

Thank you for your investment in Janus Fund.

Janus Growth & Core Funds | 57

Janus Fund (unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Occidental Petroleum Corp.	1.29%
eBay, Inc.	1.08%
Apple, Inc.	1.08%
CBS Corp. – Class B	0.80%
International Business Machines Corp.	0.76%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.86%
Microsoft Corp.	–0.45%
Newmont Mining Corp.	–0.30%
Expedia, Inc.	–0.22%
Crown Castle International Corp.	–0.18%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.56%	29.66%	31.22%
Energy	3.06%	10.14%	10.95%
Industrials	1.74%	10.23%	13.24%
Health Care	1.38%	14.58%	9.84%
Consumer Discretionary	1.36%	8.55%	14.59%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Telecommunication Services	–0.18%	4.06%	0.84%
Utilities	0.00%	0.00%	0.08%
Materials	0.30%	4.62%	5.06%
Financials	0.81%	7.67%	4.71%
Consumer Staples	0.98%	10.49%	9.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

58 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Microsoft Corp. Applications Software	4.7%
eBay, Inc. E-Commerce/Services	4.2%
Apple, Inc. Computers	3.9%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	3.7%
Google, Inc. – Class A Web Portals/Internet Service Providers	3.3%

19.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 59

Janus Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	12.04%	10.88%	2.67%	1.17%	12.43%	1.22%	1.05%
MOP	5.58%	4.52%	1.46%	0.57%	12.27%

Janus Fund – Class C Shares
NAV	11.58%	10.05%	1.76%	0.52%	11.82%	1.96%	1.80%
CDSC	10.46%	8.95%	1.76%	0.52%	11.82%

Janus Fund – Class D Shares(1)	12.16%	11.04%	2.73%	1.23%	12.47%	0.93%	0.93%

Janus Fund – Class I Shares	12.18%	11.15%	2.70%	1.21%	12.46%	0.86%	0.80%

Janus Fund – Class R Shares	11.80%	10.44%	2.12%	0.76%	12.08%	1.47%	1.47%

Janus Fund – Class S Shares	11.94%	10.66%	2.41%	0.97%	12.27%	1.25%	1.25%

Janus Fund – Class T Shares	12.06%	10.95%	2.70%	1.21%	12.46%	1.00%	1.00%

Russell 1000® Growth Index	18.57%	18.26%	4.34%	2.99%	N/A**

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	10.29%

Core Growth Index	17.95%	16.95%	3.50%	3.17%	N/A**

Lipper Quartile – Class T Shares	–	4th	3rd	4th	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	733/823	354/631	307/386	3/17

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

60 | MARCH 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Growth & Core Funds | 61

Janus Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Jonathan D. Coleman and Burton H. Wilson are co-portfolio managers of the Fund.

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,120.80	$5.50

Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,116.20	$9.44

Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,122.00	$4.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,122.20	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,118.50	$7.61

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,119.80	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,121.00	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

†	Expenses are equal to the annualized expense ratio of 1.04% for Class A Shares, 1.79% for Class C Shares, 0.83% for Class D Shares, 0.77% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

62 | MARCH 31, 2011

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amount		Value

Common Stock – 97.0%
Apparel Manufacturers – 0.8%
531,850	Polo Ralph Lauren Corp.	$65,763,252
Applications Software – 4.7%
15,953,145	Microsoft Corp.	404,571,757
Athletic Footwear – 0.4%
441,535	NIKE, Inc. – Class B	33,424,199
Beverages – Non-Alcoholic – 0.6%
1,887,820	Coca-Cola Enterprises, Inc.	51,537,486
Brewery – 3.1%
3,807,287	Anheuser-Busch InBev N.V.**	216,847,901
10,131,582	Anheuser-Busch InBev N.V. – VVPR Strip*,**	71,782
1,278,154	SABMiller PLC**	45,257,362
		262,177,045
Casino Hotels – 0.8%
8,246,728	Crown, Ltd.	69,503,044
Casino Services – 0.8%
4,081,385	International Game Technology	66,240,879
Chemicals – Diversified – 2.6%
1,795,345	E.I. du Pont de Nemours & Co.	98,690,114
1,688,539	K+S A.G.**	127,456,318
		226,146,432
Commercial Banks – 0.7%
34,218,000	Mizuho Financial Group, Inc.	56,783,117
Commercial Services – Finance – 1.0%
1,346,695	Verisk Analytics, Inc.*	44,117,728
2,103,940	Western Union Co.	43,698,834
		87,816,562
Computer Services – 2.3%
1,207,239	International Business Machines Corp.**	196,864,464
Computers – 3.9%
968,107	Apple, Inc.*,**	337,336,884
Computers – Integrated Systems – 1.1%
1,894,815	Terdata Corp.*	96,067,120
Cosmetics and Toiletries – 1.0%
1,087,721	Colgate-Palmolive Co.	87,844,348
Dialysis Centers – 0.7%
661,835	DaVita, Inc.*	56,593,511
Diversified Banking Institutions – 3.7%
28,005,580	Citigroup, Inc.	123,784,664
2,034,535	JPMorgan Chase & Co.	93,792,063
3,713,990	Morgan Stanley	101,466,207
		319,042,934
Diversified Operations – 0.9%
1,772,541	Tyco International, Ltd. (U.S. Shares)	79,356,661
E-Commerce/Services – 5.0%
11,575,562	eBay, Inc.*,**	359,305,445
275,895	Netflix, Inc.*	65,478,160
		424,783,605
Electric Products – Miscellaneous – 0.7%
1,085,522	Emerson Electric Co.	63,427,050
Electronic Components – Miscellaneous – 1.3%
3,143,340	TE Connectivity, Ltd. (U.S. Shares)	109,451,099
Electronic Components – Semiconductors – 0.9%
7,860,552	ON Semiconductor Corp.*	77,583,648
Electronic Connectors – 1.1%
1,770,279	Amphenol Corp. – Class A	96,285,475
Enterprise Software/Services – 1.7%
4,265,100	Oracle Corp.	142,326,387
Finance – Investment Bankers/Brokers – 0.6%
2,751,205	Charles Schwab Corp.	49,604,226
Industrial Automation and Robotics – 0.7%
370,100	Fanuc, Ltd.	56,031,253
Instruments – Controls – 0.5%
1,310,575	Sensata Technologies Holding N.V.*,**	45,516,270
Investment Management and Advisory Services – 1.3%
1,697,006	T. Rowe Price Group, Inc.	112,715,139
Life and Health Insurance – 1.6%
1,382,855	AFLAC, Inc.	72,987,087
5,972,411	Prudential PLC**	67,681,066
		140,668,153
Medical – Biomedical and Genetic – 3.0%
3,414,982	Celgene Corp.*,**	196,463,915
1,292,966	Vertex Pharmaceuticals, Inc.*	61,971,860
		258,435,775
Medical – Drugs – 5.0%
3,372,025	Bristol-Myers Squibb Co.	89,122,621
2,590,620	Endo Pharmaceuticals Holdings, Inc.*	98,858,059
11,944,695	Pfizer, Inc.	242,596,755
		430,577,435
Medical – Generic Drugs – 0.8%
3,021,480	Mylan, Inc.*	68,496,952
Medical – HMO – 1.2%
2,344,875	UnitedHealth Group, Inc.**	105,988,350
Medical – Wholesale Drug Distributors – 0.8%
1,784,110	AmerisourceBergen Corp.	70,579,392
Medical Products – 2.3%
3,801,565	Covidien PLC (U.S. Shares)**	197,453,286
Metal Processors and Fabricators – 1.3%
752,485	Precision Castparts Corp.	110,750,742
Multimedia – 1.5%
2,905,490	Walt Disney Co.	125,197,564
Networking Products – 1.9%
9,610,330	Cisco Systems, Inc.**	164,817,159
Oil – Field Services – 1.6%
2,667,770	Halliburton Co.**	132,961,657
Oil Companies – Exploration and Production – 7.9%
795,130	Apache Corp.	104,098,419
1,919,930	Canadian Natural Resources, Ltd.	94,902,140
963,491	EOG Resources, Inc.	114,183,318
3,021,087	Occidental Petroleum Corp.	315,673,381
4,223,900	OGX Petroleo e Gas Participacoes S.A.*	50,860,736
		679,717,994
Oil Companies – Integrated – 1.3%
1,342,245	Hess Corp.	114,372,696
Pharmacy Services – 2.5%
3,841,805	Medco Health Solutions, Inc.*	215,755,769

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 63

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Contract Amount		Value

Pipelines – 0.7%
1,492,669	Enterprise Products Partners L.P.	$64,274,327
Retail – Apparel and Shoe – 1.1%
2,879,110	Limited Brands, Inc.	94,665,137
Retail – Drug Store – 1.3%
2,712,105	Walgreen Co.	108,863,895
Retail – Jewelry – 0.9%
1,286,628	Compagnie Financiere Richemont S.A.	74,336,327
Retail – Major Department Stores – 0.7%
1,257,450	Nordstrom, Inc.	56,434,356
Semiconductor Components/Integrated Circuits – 0.8%
30,099,539	Taiwan Semiconductor Manufacturing Co., Ltd.	72,292,140
Steel – Producers – 1.1%
2,093,865	Nucor Corp.	96,359,667
Television – 2.2%
7,441,120	CBS Corp. – Class B	186,325,645
Tobacco – 2.0%
2,624,050	Philip Morris International, Inc.	172,216,401
Toys – 0.7%
2,542,160	Mattel, Inc.	63,376,049
Transportation – Railroad – 1.4%
1,212,820	Union Pacific Corp.	119,256,591
Transportation – Services – 1.9%
1,158,150	C.H. Robinson Worldwide, Inc.	85,853,659
1,470,911	Expeditors International of Washington, Inc.	73,751,478
		159,605,137
Web Portals/Internet Service Providers – 3.3%
489,490	Google, Inc. – Class A*	286,943,933
Wireless Equipment – 3.3%
6,581,547	Crown Castle International Corp.*,**	280,044,825

Total Common Stock (cost $6,553,482,415)		8,325,561,201

Exchange – Traded Fund – 0.6%
Commodity – 0.6%
369,100	SPDR Gold Trust (ETF)* (cost $51,322,259)	51,607,562

Preferred Stock – 0.4%
Direct Marketing – 0.4%
1,246,460	Zynga, Inc. – Private Placement, 8.0000% ,§ (cost $34,973,461)	34,973,461

Purchased Option – Call – 0.1%
30,720	Microsoft Corp. expires January 2012 exercise price $27.50 (premiums paid $8,878,080)	3,539,227

Money Market – 1.8%
158,053,438	Janus Cash Liquidity Fund LLC, 0% (cost $158,053,438)	158,053,438

Total Investments (total cost $6,806,709,653) – 99.9%		8,573,734,889

Cash, Receivables and Other Assets, net of Liabilities**– 0.1%		9,004,742

Net Assets – 100%		$8,582,739,631

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$69,503,044	0.8%
Belgium	216,919,683	2.5%
Brazil	50,860,736	0.6%
Canada	94,902,140	1.1%
Germany	127,456,318	1.5%
Ireland	197,453,286	2.3%
Japan	112,814,370	1.3%
Netherlands	45,516,270	0.5%
Switzerland	263,144,087	3.1%
Taiwan	72,292,140	0.9%
United Kingdom	112,938,428	1.3%
United States††	7,209,934,387	84.1%

Total	$8,573,734,889	100.0%

††	Includes Cash Equivalents (82.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/6/11	18,260,000	$29,277,237	$331,536
Euro 5/6/11	105,140,000	148,885,124	(3,514,354)

		178,162,361	(3,182,818)

HSBC Securities (USA), Inc.:
British Pound 5/12/11	6,259,000	10,034,358	130,758
Euro 5/12/11	41,560,000	58,843,926	(40,058)

		68,878,284	90,700

JPMorgan Chase & Co.:
British Pound 4/28/11	10,400,000	16,676,822	90,562
Euro 4/28/11	39,700,000	56,227,291	(1,847,086)

		72,904,113	(1,756,524)

Total		$319,944,758	$(4,848,642)

Schedule of Written Options – Calls	Value

Apple, Inc. expires April 2011 1,172 contracts exercise price $375.00	$(48,767)
Celgene Corp. expires April 2011 3,800 contracts exercise price $57.50	(428,895)
Halliburton Co. expires July 2011 4,400 contracts exercise price $50.00	(1,638,698)
UnitedHealth Group, Inc. expires June 2011 4,950 contracts exercise price $45.00	(1,049,643)

Total Written Options – Calls (premiums received $2,594,916 )	$(3,166,003)

See Notes to Schedules of Investments and Financial Statements.

64 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Schedule of Written Options – Puts	Value

Microsoft Corp. expires January 2012 30,720 contracts exercise price $25.00	$(6,788,935)
Research In Motion, Ltd. expires June 2011 8,470 contracts exercise price $50.00	(1,182,175)
Urban Outfitters, Inc. expires June 2011 12,500 contracts exercise price $35.00	(6,835,279)

Total Written Options – Puts (premiums received $12,632,200 )	$(14,806,389)

Dividend Swap outstanding at March 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Goldman Sachs International	101,697,840 EUR	927,900 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	927,900 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$15,777,929

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance

Janus Growth and Income Fund’s Class T Shares returned 14.25% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the S&P 500 Index, returned 17.31%, and its secondary benchmark, the Russell 1000 Growth Index, returned 18.57% during the period.

Portfolio Manager Comments

Equity markets turned in strong performances during the six-month period despite unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan, which weighed on indices late. Earlier in the period, improving economic data in the U.S., a second round of quantitative easing from the U.S. Federal Reserve and hope of a more business friendly tone from Washington, D.C., following the mid-term elections set the tone for strong gains. However, higher oil prices, ongoing geopolitical conflicts, worries over reduced demand from Japan and disruption in supply chains for auto makers and technology companies were immediate concerns and contributed to significant market uncertainty near period end. While we are still monitoring global events, we continue positioning the Fund to benefit from what we believe will be an incrementally improving economic environment. The Federal Reserve will likely maintain low interest rates, which should offset a still-weak housing market and soft employment numbers. The biggest risk we see to our constructive economic view would be another sharp decline in the housing market, caused by more foreclosed houses hitting the market than is currently anticipated, thereby stifling demand for new homes.

In keeping with our positive outlook, we have been modestly adding consumer discretionary names and some industrials while reducing our health care and consumer staples holdings. These changes are at the margin, however, and we continue to hold many of our key names from last year.

Among the new holdings are companies in which we can justify valuations relative to improving prospects based on upward sloping business trends, or positive management changes among others. During the latter half of the period, we added Coach, a luxury goods maker that has shown strong sales growth outside of the U.S., and U.S. Bancorp, a multistate financial services holding company that we view as well-managed with a historical ability to generate high returns on equity. CIT Group, a commercial and consumer finance company, was also added to the Fund based on its low valuation relative to its book value and potential for earnings improvement. The company is in the process of refinancing high-cost debt, which should improve its net interest margin and earnings.

Similar to previous periods, we remain attracted to multinationals that have good exposure to emerging markets given our bullish view on these regions. One way we have played this view is through owning consumer product companies that have a strong presence in these regions.

Detractors

Delta Air lines, which was negatively impacted by rising fuel prices, was our largest individual detractor. With a strong route network across the U.S., Europe and Asia, we think Delta has one of the better balance sheets in the industry and like that management is continuing to pay down debt. The company should also benefit from ongoing consolidation within the industry, which has improved pricing.

Online travel company Expedia also weighed on performance. We like Expedia for its hotel booking business globally, particularly in Europe, and the increasing use of third-party agents like Expedia for hotel reservations. The stock remained attractively valued in our opinion.

Finally, CIT Group traded lower after we purchased it during the period. As mentioned previously, the commercial and consumer finance company, which came out of bankruptcy in 2009, should benefit as it refinances

66 | MARCH 31, 2011

(unaudited)

its high-cost debt. We also think CIT should grow its loan business.

Contributors

Mass media holding CBS benefited from continued improvement in the advertising market and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers.

Energy company Hess Corp. received a boost from spiking energy prices late in the period. We think Hess remains an attractive holding given its meaningful exposure to a Brazilian offshore well it jointly owns with two other companies. We continue to see the company’s properties off the coast of Brazil offering substantial reserve potential.

Philip Morris International, a maker of tobacco products, was also a key contributor. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

We remain optimistic on the U.S. economy overall but are cognizant of valuations. While we consider them to be more demanding, we do not see valuations as unreasonable and continue to find what we consider to be attractive opportunities in the U.S. We are seeing improvements in both the business and consumer sectors, something we could not say a year ago. We think this will continue and that businesses will start to make use of the record levels of cash sitting on their balance sheets. The large amounts of cash plus strong corporate profitability provide a favorable backdrop for U.S. equity markets, in our view, as it suggests the potential for more shareholder friendly activities – dividends, share repurchases and/or mergers and acquisitions. We remain committed to finding companies with strong free cash flows, improving margins and leaner capital structures. We like companies that run more efficiently because of the potential for them to generate higher free cash flows and earn greater returns on the capital deployed. We think this combination provides firms with the flexibility to return cash to shareholders, perhaps in the form of dividends, without sacrificing their growth prospects.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth & Core Funds | 67

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.33%
Hess Corp.	1.04%
Philip Morris International, Inc.	0.92%
Oracle Corp.	0.84%
Occidental Petroleum Corp.	0.82%

5 Bottom Performers – Equity Holdings

Contribution

Delta Air Lines, Inc.	–0.27%
Expedia, Inc.	–0.23%
CIT Group, Inc.	–0.18%
Ford Motor Co.	–0.16%
Citigroup, Inc.	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	4.00%	22.80%	18.85%
Energy	3.36%	12.51%	12.08%
Consumer Discretionary	1.94%	16.77%	10.57%
Materials	1.40%	5.47%	3.64%
Industrials	1.27%	10.00%	10.96%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.34%
Telecommunication Services	0.00%	0.45%	3.02%
Financials	1.06%	11.17%	15.86%
Health Care	1.15%	11.04%	11.06%
Consumer Staples	1.23%	9.79%	10.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

68 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Philip Morris International, Inc. Tobacco	4.6%
Oracle Corp. Enterprise Software/Services	3.4%
CBS Corp. – Class B Television	3.0%
Morgan Stanley Diversified Banking Institutions	2.8%
Hess Corp. Oil Companies – Integrated	2.5%

16.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 69

Janus Growth and Income Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	14.26%	11.11%	0.33%	2.50%	10.21%	1.02%	0.95%
MOP	7.69%	4.72%	–0.86%	1.89%	9.88%

Janus Growth and Income Fund – Class C Shares
NAV	13.80%	10.30%	–0.48%	1.73%	9.48%	1.80%	1.70%
CDSC	12.66%	9.20%	–0.48%	1.73%	9.48%

Janus Growth and Income Fund – Class D Shares(1)	14.34%	11.29%	0.43%	2.59%	10.27%	0.81%	0.81%

Janus Growth and Income Fund – Class I Shares	14.37%	11.41%	0.41%	2.58%	10.26%	0.70%	0.70%

Janus Growth and Income Fund – Class R Shares	13.97%	10.61%	–0.15%	2.04%	9.80%	1.42%	1.42%

Janus Growth and Income Fund – Class S Shares	14.15%	10.90%	0.11%	2.29%	10.04%	1.16%	1.16%

Janus Growth and Income Fund – Class T Shares	14.25%	11.16%	0.41%	2.58%	10.26%	0.93%	0.93%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	8.85%

Russell 1000® Growth Index	18.57%	18.26%	4.34%	2.99%	7.89%

Lipper Quartile – Class T Shares	–	4th	4th	3rd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	868/1,079	688/800	311/492	10/90

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

70 | MARCH 31, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Growth & Core Funds | 71

Janus Growth and Income Fund (unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,142.60	$5.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,138.00	$9.22

Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,143.40	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,143.70	$3.74

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,139.70	$7.52

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,141.10	$6.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,142.50	$4.91

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

†	Expenses are equal to the annualized expense ratio of 0.97% for Class A Shares, 1.73% for Class C Shares, 0.84% for Class D Shares, 0.70% for Class I Shares, 1.41% for Class R Shares, 1.17% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

72 | MARCH 31, 2011

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Common Stock – 94.5%
Aerospace and Defense – 2.0%
1,115,965	Boeing Co.	$82,503,292
Agricultural Chemicals – 1.1%
723,690	Syngenta A.G. (ADR)**	47,162,877
Airlines – 0.8%
3,250,000	Delta Air Lines, Inc.*	31,850,000
Apparel Manufacturers – 2.4%
723,393	Coach, Inc.	37,645,372
500,971	Polo Ralph Lauren Corp.	61,945,064
		99,590,436
Athletic Footwear – 2.0%
1,112,268	NIKE, Inc. – Class B	84,198,688
Automotive – Cars and Light Trucks – 2.0%
492,600	Daimler A.G.	34,871,154
3,406,313	Ford Motor Co.*	50,788,127
		85,659,281
Broadcast Services and Programming – 0.6%
500,000	Scripps Networks Interactive, Inc. – Class A	25,045,000
Cable Television – 2.3%
922,415	DIRECTV – Class A*	43,169,022
750,000	Time Warner Cable, Inc. – Class A	53,505,000
		96,674,022
Casino Hotels – 0.7%
650,000	Las Vegas Sands Corp.*	27,443,000
Chemicals – Diversified – 2.8%
1,800,000	E.I. du Pont de Nemours & Co.	98,946,000
500,000	LyondellBasell Industries N.V.*	19,775,000
		118,721,000
Commercial Banks – 4.0%
1,800,000	CIT Group, Inc.*	76,590,000
500,000	ICICI Bank, Ltd. (ADR)	24,915,000
1,000,000	Itau Unibanco Holding S.A. (ADR)	24,050,000
1,704,238	Standard Chartered PLC**	44,202,375
		169,757,375
Commercial Services – Finance – 2.0%
175,000	MasterCard, Inc. – Class A	44,051,000
1,866,895	Western Union Co.	38,775,409
		82,826,409
Computer Services – 1.6%
412,155	International Business Machines Corp.	67,210,116
Computers – 2.9%
264,956	Apple, Inc.*	92,323,918
536,075	Research In Motion, Ltd. (U.S. Shares)*	30,325,763
		122,649,681
Computers – Integrated Systems – 1.2%
1,000,000	Terdata Corp.*	50,700,000
Cosmetics and Toiletries – 1.8%
757,056	Colgate-Palmolive Co.	61,139,843
150,000	Estee Lauder Cos., Inc. – Class A	14,454,000
		75,593,843
Diversified Banking Institutions – 4.5%
9,050,000	Citigroup, Inc.	40,001,000
667,535	Credit Suisse Group A.G. (ADR)**	28,423,640
4,339,706	Morgan Stanley	118,560,768
		186,985,408
E-Commerce/Services – 3.5%
3,272,065	eBay, Inc.*	101,564,898
200,000	Netflix, Inc.*	47,466,000
		149,030,898
Electric Products – Miscellaneous – 1.0%
750,000	Emerson Electric Co.	43,822,500
Electronic Components – Miscellaneous – 0.6%
769,731	TE Connectivity, Ltd. (U.S. Shares)**	26,802,033
Electronic Components – Semiconductors – 1.6%
420,920	Broadcom Corp. – Class A	16,575,829
723,875	Microchip Technology, Inc.	27,514,489
2,352,817	ON Semiconductor Corp.*	23,222,304
		67,312,622
Electronic Connectors – 1.0%
787,284	Amphenol Corp. – Class A	42,820,377
Electronic Forms – 1.0%
1,300,000	Adobe Systems, Inc.*	43,108,000
Enterprise Software/Services – 3.4%
4,340,604	Oracle Corp.	144,845,955
Finance – Other Services – 1.8%
2,101,789	NYSE Euronext	73,919,919
Hotels and Motels – 1.5%
1,750,000	Marriott International, Inc. – Class A	62,265,000
Investment Management and Advisory Services – 1.3%
3,050,000	Blackstone Group L.P.	54,534,000
Life and Health Insurance – 0.7%
497,603	AFLAC, Inc.	26,263,486
333,623	Prudential PLC**	3,780,711
		30,044,197
Medical – Biomedical and Genetic – 2.6%
811,020	Celgene Corp.*	46,657,981
1,473,705	Gilead Sciences, Inc.*	62,544,040
		109,202,021
Medical – Drugs – 4.3%
2,893,307	Bristol-Myers Squibb Co.	76,470,104
750,000	Endo Pharmaceuticals Holdings, Inc.*	28,620,000
2,000,000	Pfizer, Inc.	40,620,000
400,000	Shire PLC (ADR)**	34,840,000
		180,550,104
Medical – Generic Drugs – 0.9%
1,750,000	Mylan, Inc.*	39,672,500
Medical – HMO – 1.2%
750,000	Humana, Inc.*	52,455,000
Metal – Copper – 1.2%
939,062	Freeport-McMoRan Copper & Gold, Inc. – Class B	52,164,894
Metal Processors and Fabricators – 1.1%
321,095	Precision Castparts Corp.	47,258,762

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 73

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Non-Hazardous Waste Disposal – 0.7%
750,000	Waste Management, Inc.	$28,005,000
Oil – Field Services – 1.3%
1,054,475	Halliburton Co.	52,555,034
Oil Companies – Exploration and Production – 5.2%
1,650,000	Canadian Natural Resources, Ltd.	81,559,500
378,535	EOG Resources, Inc.	44,860,183
888,461	Occidental Petroleum Corp.	92,835,290
		219,254,973
Oil Companies – Integrated – 4.4%
750,000	Chevron Corp.	80,572,500
1,211,417	Hess Corp.	103,224,843
		183,797,343
Oil Refining and Marketing – 0.3%
434,147	Valero Energy Corp.	12,946,263
Pharmacy Services – 1.8%
1,328,256	Express Scripts, Inc. – Class A*	73,864,316
Pipelines – 1.3%
1,250,000	Enterprise Products Partners L.P.	53,825,000
2,140	Kinder Morgan Management LLC*	140,363
		53,965,363
Retail – Building Products – 1.1%
1,223,856	Home Depot, Inc.	45,356,103
Retail – Major Department Stores – 0.1%
81,514	Nordstrom, Inc.	3,658,348
Retail – Regional Department Stores – 0.9%
1,550,000	Macy’s, Inc.	37,603,000
Super-Regional Banks – 0.6%
950,000	U.S. Bancorp.	25,108,500
Telecommunication Equipment – Fiber Optics – 0.8%
1,629,030	Corning, Inc.	33,606,889
Telephone – Integrated – 0.5%
3,000,000	Qwest Communications International, Inc.	20,490,000
Television – 3.0%
5,000,768	CBS Corp. – Class B	125,219,231
Tobacco – 5.6%
1,719,730	Altria Group, Inc.	44,764,572
2,920,248	Philip Morris International, Inc.	191,655,876
		236,420,448
Toys – 1.1%
1,791,535	Mattel, Inc.	44,662,968
Transportation – Railroad – 1.8%
767,590	Union Pacific Corp.	75,477,125
Transportation – Services – 0.6%
500,000	Expeditors International of Washington, Inc.	25,070,000

Total Common Stock (cost $3,103,557,116)		3,971,440,114

Corporate Bonds – 3.4%
Building – Residential and Commercial – 0.1%
$6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,515,503
Casino Hotels – 0.4%
2,498,000	MGM Mirage 4.2500%, 4/15/15 (144A)	2,638,512
15,000,000	MGM Resorts International 7.6250%, 1/15/17	14,156,250
		16,794,762
Hotels and Motels – 0.3%
9,990,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	10,851,637
Medical – Biomedical and Genetic – 0.7%
25,000,000	Vertex Pharmaceuticals, Inc. 3.3500%, 10/1/15	30,375,000
Medical – Hospitals – 0.2%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	10,689,300
Power Converters and Power Supply Equipment – 1.1%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	23,927,524
24,090,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	22,132,687
		46,060,211
REIT – Mortgage – 0.3%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	11,612,500
REIT – Warehouse and Industrial – 0.3%
9,985,000	ProLogis 3.2500%, 3/15/15	11,719,894

Total Corporate Bonds (cost $133,915,223)		144,618,807

U.S. Treasury Notes/Bonds – 0.9%
	U.S. Treasury Notes/Bonds:
19,282,000	4.8750%, 7/31/11	19,586,289
19,282,000	3.3750%, 7/31/13	20,372,629

Total U.S. Treasury Notes/Bonds (cost $38,861,634)		39,958,918

Money Market – 0.1%
2,410,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,410,000)	2,410,000

Total Investments (total cost $3,278,743,973) – 98.9%		4,158,427,839

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		45,258,053

Net Assets – 100%		$4,203,685,892

See Notes to Schedules of Investments and Financial Statements.

74 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$24,050,000	0.6%
Canada	111,885,263	2.7%
Cayman Islands	46,060,211	1.1%
Germany	34,871,154	0.8%
India	24,915,000	0.6%
Jersey	34,840,000	0.8%
Netherlands	19,775,000	0.5%
Switzerland	102,388,550	2.5%
United Kingdom	47,983,086	1.1%
United States††	3,711,659,575	89.3%

Total	$4,158,427,839	100.0%

††	Includes Cash Equivalents (89.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/6/11	2,600,000	$4,168,719	$47,207
Swiss Franc 5/6/11	7,110,000	7,745,293	(80,599)

		11,914,012	(33,392)

HSBC Securities (USA), Inc.:
British Pound 5/12/11	7,790,000	12,488,841	162,743
Swiss Franc 5/12/11	9,971,000	10,862,517	156,989

		23,351,358	319,732

JPMorgan Chase & Co.: British Pound 4/28/11	14,027,000	22,492,864	338,096

Total		$57,758,234	$624,436

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 75

Janus Research Fund (unaudited)

Fund Snapshot
We strive to deliver the best investment results in the business, built on the foundation of superior research. The Fund leverages our strong research team and differentiated investment process. It is a best ideas Fund, driven by the analysts, capturing the value of Janus’ research while managing risk.
Team Based Approach Led by Jim Goff Director of Research

Performance

Janus Research Fund’s Class T Shares returned 16.89% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 18.57%, and its secondary benchmark, the S&P 500 Index, returned 17.31% during the period.

Economic Overview

While we retain our faith in the value of long-term thinking, the latter half of the period underscored the folly of short-term predictions. Anybody who claims to have considered oil spiking on Middle East unrest, a nuclear power scare in Japan and additional sovereign issues in Europe is lying, deluded or (worse) applying for a job as an investment strategist.

We don’t see these crises as derailing the global economic recovery or our ability to find attractive stocks. Of the three issues, the Middle East is the biggest in terms of economic and investment implications. If it leads to a sustained oil supply shock, it will pressure the recovery. We don’t see that scenario, however. Whoever rules will want to sell oil. Our energy team remains bullish on oil and on natural gas longer term. Higher oil and related commodities, including food prices, mean cost pressure. A company’s ability to preserve margins and maintain pricing power are key criteria for our consumer and industrial teams, for example.

The disaster in Japan, a horrific human tragedy, does not meaningfully change our global view. The stricken area is lightly industrialized. Power rationing and supply chain disruptions are problematic short term, but not enough to deflate stocks long term in our opinion. Portugal reminded us that the sovereign risk in Southern Europe never went away. The country declared it does not need a bailout – just as Ireland claimed right before its bailout last year. Portugal, Greece and Ireland are small economies but their problems hurt sentiment. Nevertheless, we don’t see significant long term impacts on most stocks.

It is sentiment that can temporarily undermine the success of fundamental investing. So far, we think markets are doing a nice job of looking through these crises. The U.S. has held up relatively well, compared to the volatility of prior years. Emerging markets, most susceptible to the corrosive power of inflation, have traded off and valuations seem more reasonable.

Together, our teams are finding investment opportunities. Health care and industrials face the toughest short-term challenges, perhaps, while conditions are improving for financials and in technology large caps generally look mispriced. Our consumer team also remains bullish. For more details on our sector views and our long term perspective, please read on.

Sector Views

Our bottom-up approach puts us in touch with thousands of companies and industry participants, and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

In health care, companies face challenges but may be putting their problems behind them. In the near term, health care reform in the U.S. and austerity measures in Europe have weighed on the sector. The economic slowdown and a shift of some costs to patients are lowering utilization of the health care system. Consequentially, 2011 might show even slower earnings growth than expected. In 2012, the well-documented patent cliff will peak, as some of the largest-volume branded drugs go generic.

Turmoil in the Middle East dominates the energy sector. We had been bullish on oil before the uprisings because we saw a long-term supply crunch. The threat to supply out of Libya and perhaps elsewhere increases that imbalance. While Saudi Arabia can cover the shortfall out of Asia, it is not a simple switch as the quality of crude differs. The natural disaster in Japan may intensify the price pressure: with its nuclear options disabled and liquefied natural gas supplies tight in Asia, Japan may need to import oil to generate power. Still, the risk of a demand shock remains, should the price soar too high. The last time oil hit $150, the unemployment rate was lower and demand suffered.

76 | MARCH 31, 2011

(unaudited)

While the financial sector remains under pressure, some of the uncertainty is lifting. The new regulatory framework may turn out better than expected as more details emerge on how the Dodd-Frank law will be implemented. For example, definitions of proprietary trading, rules on derivatives and debit card interchange fees may be more favorable than the market anticipates. Relief from another burden – low interest rates – is tougher to time, although a steeper yield curve (the difference in yields between 2-year and 10-year Treasuries) helps improve net interest margins and the yield on the investment portfolio for insurance companies. Should the market begin to price in higher rates, the stocks should respond before rates actually rise. The downside of higher rates is lower mortgage refinance business.

We are watching key macro factors that relate to the consumer sector. Personal income grew 3-4% in the second half of 2010, providing a more solid footing for spending. The high-end consumer worldwide has continued to drive sales, and strong equity market returns bode well for confidence among higher-income consumers. For the mass market, however, the stock market’s wealth effect may not offset factors such as stubbornly high unemployment rates, flat to declining house prices and inflation in energy, health care and food prices.

With low multiples in technology stocks, we believe there is more upside than downside from here, assuming reasonable levels of global economic growth. This opportunity looks especially attractive in large cap tech stocks. In the last four years, the average price-to-earnings multiple has dropped from 18.8 to 12.5. Yet many large tech companies showed good earnings growth and stable returns during this period, according to our research. Technology also traded at a significant premium to the S&P 500 Index (a market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance) in 2007 and trades at a discount today.

Revenues for industrial companies have come in ahead of expectations and data points continue to indicate an ongoing global recovery. Order books are expanding, transport volumes are accelerating and lead times are extending. Industrial companies face a number of challenges, however. Higher oil prices and volatility in the Middle East may slow end-market demand. Margin pressures continue to build, as we warned previously. Commodity cost inflation and the need to ramp up production are eroding incremental margins. We expect margins to decline from here. Earnings growth will be lower as well, and multiples will fall as we progress through the economic cycle.

In communications, the advertising rebound continued its momentum into 2011 and all signs suggest this should be another good year of growth, particularly in the U.S. and developing markets. Budgets are planned to increase for 2011 and inventory is now tight in the most desired categories. We are not yet back to peak spending levels, but it appears that media inflation has returned. Ad buyers are showing a willingness to follow eyeballs from traditional TV to other screens, as long as they can measure returns and get scale. Areas showing the greatest price inflation include online search and premium content video.

Holdings Overview

Our relative underperformance during the period was driven largely by our industrial and consumer holdings. These were somewhat offset by the strong relative performance of our technology and communication holdings.

Within industrials, Newmont Mining and Delta Air Lines were the largest detractors for the sector and the second and third largest, respectively, for the Fund overall. We like Newmont’s exposure to gold, which lagged most commodities’ price gains. We feel gold hedges a variety of risks, such as oil-price shocks, a weakening dollar and geopolitical instability. Rising energy prices weighed on the Delta’s shares; we decided to sell the name to invest in better risk-reward opportunities.

Cisco Systems was our largest individual detractor. The networking giant has gone through a period of sluggish financial performance relative to expectations, but we continue to like the company’s multiyear outlook based on its broad market line and high market share.

Individual contributors included semiconductor manufacturer Atmel, whose shares rose over 71%. We remain attracted to the chip maker given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share.

Refiner Valero Energy also returned over 71% for the six-month period. We believe the U.S. refiner continues to offer an attractive valuation and the current economic recovery will increase refinery utilizations and allow for better margins.

Finally, oil-field service company Halliburton performed strongly. While we feel Halliburton will continue to benefit

Janus Growth & Core Funds | 77

Janus Research Fund (unaudited)

from attractive trends on the industry, we viewed other names as more attractive on a risk-reward basis.

(Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Conclusion

We are committed to the success of Janus Research Fund – as managers and as investors. Janus analysts and I have a portion of our personal assets invested in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a strong investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined and when needed by staying above the panic, we hope to reward long term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Fund.

78 | MARCH 31, 2011

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.38%
Valero Energy Corp.	1.06%
Halliburton Co.	0.72%
Apple, Inc.	0.69%
ARM Holdings PLC	0.62%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.61%
Newmont Mining Corp.	–0.18%
Delta Air Lines, Inc.	–0.18%
Microsoft Corp.	–0.17%
Tellabs, Inc.	–0.15%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	5.57%	27.41%	27.22%
Energy	3.96%	10.96%	11.05%
Industrials	2.98%	19.76%	20.07%
Consumer	1.76%	18.62%	18.44%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.89%	5.87%	5.85%
Communications	1.19%	7.04%	6.93%
Health Care	1.52%	10.34%	10.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 79

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Apple, Inc. Computers	2.6%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.4%
Baker Hughes, Inc. Oil – Field Services	2.4%
Microsoft Corp. Applications Software	2.3%
Valero Energy Corp. Oil Refining and Marketing	2.1%

11.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

80 | MARCH 31, 2011

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	16.88%	18.77%	5.30%	3.19%	10.46%	1.06%
MOP	10.18%	11.94%	4.06%	2.58%	10.10%

Janus Research Fund – Class C Shares
NAV	16.39%	17.88%	4.48%	2.52%	9.71%	1.81%
CDSC	15.23%	16.71%	4.48%	2.52%	9.71%

Janus Research Fund – Class D Shares(1)	16.98%	19.01%	5.52%	3.41%	10.70%	0.90%

Janus Research Fund – Class I Shares	16.97%	19.10%	5.50%	3.40%	10.69%	0.79%

Janus Research Fund – Class S Shares	16.76%	18.52%	5.10%	3.03%	10.31%	1.25%

Janus Research Fund – Class T Shares	16.89%	18.87%	5.50%	3.40%	10.69%	1.08%

Russell 1000® Growth Index	18.57%	18.26%	4.34%	2.99%	7.56%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	8.40%

Lipper Quartile – Class T Shares	–	3rd	1st	3rd	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	–	284/451	61/317	144/221	9/45

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 81

Janus Research Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

82 | MARCH 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,168.80	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,164.40	$9.28

Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,169.80	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,169.70	$3.79

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,167.60	$6.16

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,169.70	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.72% for Class C Shares, 0.79% for Class D Shares, 0.70% for Class I Shares, 1.14% for Class S Shares and 0.89% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 83

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 98.1%
Aerospace and Defense – Equipment – 1.0%
419,198	United Technologies Corp.	$35,485,111
Apparel Manufacturers – 1.8%
658,712	Coach, Inc.	34,279,372
248,518	Polo Ralph Lauren Corp.	30,729,251
		65,008,623
Applications Software – 2.3%
3,257,867	Microsoft Corp.	82,619,507
Athletic Footwear – 0.8%
405,369	NIKE, Inc. – Class B	30,686,433
Automotive – Cars and Light Trucks – 2.3%
4,498,531	Ford Motor Co.*	67,073,097
4,110,000	Isuzu Motors, Ltd.**	16,260,101
		83,333,198
Beverages – Non-Alcoholic – 1.0%
577,362	PepsiCo, Inc.	37,187,886
Beverages – Wine and Spirits – 0.7%
1,309,762	Diageo PLC**	24,895,226
Brewery – 0.5%
302,330	Anheuser-Busch InBev N.V.**	17,219,512
Building – Residential and Commercial – 1.2%
59,585	NVR, Inc.*	45,046,260
Casino Hotels – 0.3%
1,202,928	Crown, Ltd.	10,138,222
Casino Services – 0.9%
2,036,124	International Game Technology	33,046,293
Cellular Telecommunications – 0.6%
351,188	America Movil S.A.B. de C.V. – Series L (ADR)	20,404,023
Chemicals – Diversified – 1.0%
459,486	K+S A.G.**	34,683,471
Computer Services – 1.5%
327,734	International Business Machines Corp.	53,443,583
Computers – 3.6%
269,278	Apple, Inc.*	93,829,919
614,938	Research In Motion, Ltd. (U.S. Shares)*	34,787,043
		128,616,962
Computers – Memory Devices – 1.2%
1,598,324	EMC Corp.*	42,435,502
Consulting Services – 1.0%
882,371	Gartner, Inc.*	36,768,400
Containers – Metal and Glass – 0.9%
867,742	Crown Holdings, Inc.*	33,477,486
Cosmetics and Toiletries – 1.4%
622,247	Colgate-Palmolive Co.	50,252,668
Decision Support Software – 0.2%
201,288	MSCI, Inc.*	7,411,424
Dialysis Centers – 0.7%
286,781	DaVita, Inc.*	24,522,643
Distribution/Wholesale – 2.1%
1,779,515	Adani Enterprises, Ltd.	26,600,936
455,955	Fastenal Co.	29,559,563
3,756,000	Li & Fung, Ltd.	19,242,842
		75,403,341
Diversified Banking Institutions – 1.6%
1,051,364	Bank of America Corp.	14,014,682
180,820	Deutsche Bank A.G.**	10,629,311
348,243	JPMorgan Chase & Co.	16,054,002
601,314	Morgan Stanley	16,427,899
		57,125,894
Diversified Operations – 3.6%
1,348,246	Danaher Corp.	69,973,967
1,100,641	Illinois Tool Works, Inc.	59,126,435
		129,100,402
E-Commerce/Services – 1.1%
972,628	eBay, Inc.*	30,190,373
46,730	Netflix, Inc.*	11,090,431
		41,280,804
Electronic Components – Miscellaneous – 2.4%
2,530,044	TE Connectivity, Ltd. (U.S. Shares)**	88,096,132
Electronic Components – Semiconductors – 2.7%
5,273,666	ARM Holdings PLC**	48,639,131
556,332	International Rectifier Corp.*	18,392,336
2,998,675	ON Semiconductor Corp.*	29,596,922
		96,628,389
Electronic Connectors – 1.1%
765,968	Amphenol Corp. – Class A	41,661,000
Enterprise Software/Services – 2.9%
1,590,409	Autonomy Corp. PLC*,**	40,535,735
1,897,997	Oracle Corp.	63,336,160
		103,871,895
Finance – Credit Card – 0.2%
292,227	Discover Financial Services	7,048,515
Finance – Investment Bankers/Brokers – 0.5%
980,543	Charles Schwab Corp.	17,679,190
Finance – Other Services – 0.4%
54,535	CME Group, Inc.	16,445,029
Food – Miscellaneous/Diversified – 0.4%
233,119	Groupe Danone**	15,226,464
Gold Mining – 0.7%
461,267	Newmont Mining Corp.	25,175,953
Hotels and Motels – 0.7%
682,525	Marriott International, Inc. – Class A	24,284,240
Independent Power Producer – 0.8%
1,337,738	NRG Energy, Inc.*	28,814,877
Industrial Automation and Robotics – 0.8%
194,400	Fanuc, Ltd.**	29,431,169
Instruments – Scientific – 0.7%
474,661	Thermo Fisher Scientific, Inc.*	26,367,419
Investment Management and Advisory Services – 0.4%
193,992	T. Rowe Price Group, Inc.	12,884,949

See Notes to Schedules of Investments and Financial Statements.

84 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Life and Health Insurance – 1.4%
253,968	AFLAC, Inc.	$13,404,431
4,043,200	AIA Group, Ltd.*	12,449,332
185,822	Prudential Financial, Inc.	11,442,919
1,084,759	Prudential PLC**	12,292,798
		49,589,480
Machinery – General Industrial – 1.0%
405,924	Roper Industries, Inc.	35,096,189
Medical – Biomedical and Genetic – 3.6%
271,495	Alexion Pharmaceuticals, Inc.*	26,791,127
850,478	Celgene Corp.*	48,927,999
490,741	Gilead Sciences, Inc.*	20,827,048
729,480	Vertex Pharmaceuticals, Inc.*	34,963,976
		131,510,150
Medical – Drugs – 2.3%
781,986	Bristol-Myers Squibb Co.	20,667,890
485,153	Endo Pharmaceuticals Holdings, Inc.*	18,513,438
1,334,399	GlaxoSmithKline PLC**	25,459,830
312,078	Novartis A.G.**	16,961,439
		81,602,597
Medical Instruments – 0.8%
539,101	St. Jude Medical, Inc.	27,634,317
Medical Products – 0.6%
427,001	Covidien PLC (U.S. Shares)**	22,178,432
Metal – Copper – 0.3%
73,411	First Quantum Minerals, Ltd.	9,499,802
Metal – Diversified – 0.9%
1,200,768	Ivanhoe Mines, Ltd.*	32,943,068
Multimedia – 1.2%
1,699,314	News Corp. – Class A	29,839,954
332,666	Walt Disney Co.	14,334,578
		44,174,532
Networking Products – 1.9%
4,006,295	Cisco Systems, Inc.	68,707,959
Oil – Field Services – 2.4%
1,197,468	Baker Hughes, Inc.	87,930,075
Oil Companies – Exploration and Production – 5.5%
503,529	Devon Energy Corp.	46,208,856
380,251	EOG Resources, Inc.	45,063,546
524,106	Occidental Petroleum Corp.	54,763,836
746,754	PetroHawk Energy Corp.*	18,325,343
1,448,749	Tullow Oil PLC**	33,648,604
		198,010,185
Oil Companies – Integrated – 0.5%
433,483	Petroleo Brasileiro S.A. (ADR)	17,525,718
Oil Refining and Marketing – 2.6%
859,006	Reliance Industries, Ltd.	20,210,433
2,519,830	Valero Energy Corp.	75,141,330
		95,351,763
Pharmacy Services – 1.4%
438,216	Express Scripts, Inc. – Class A*	24,369,192
487,345	Medco Health Solutions, Inc.*	27,369,295
		51,738,487
Real Estate Management/Services – 0.7%
176,628	Jones Lang LaSalle, Inc.	17,616,877
399,000	Mitsubishi Estate Co., Ltd.**	6,750,757
		24,367,634
Real Estate Operating/Development – 0.2%
2,084,000	Hang Lung Properties, Ltd.	9,122,842
Retail – Apparel and Shoe – 1.5%
1,125,623	Limited Brands, Inc.	37,010,484
546,094	Urban Outfitters, Inc.*	16,289,984
		53,300,468
Retail – Bedding – 0.9%
675,051	Bed Bath & Beyond, Inc.*	32,584,712
Retail – Discount – 1.9%
521,591	Costco Wholesale Corp.	38,243,052
632,288	Target Corp.	31,620,723
		69,863,775
Retail – Major Department Stores – 0.9%
728,770	Nordstrom, Inc.	32,707,198
Semiconductor Components/Integrated Circuits – 2.8%
4,844,335	Atmel Corp.*	66,028,286
14,862,000	Taiwan Semiconductor Manufacturing Co., Ltd.	35,695,091
		101,723,377
Semiconductor Equipment – 1.5%
1,247,669	ASML Holdings N.V. (U.S. Shares)**	55,521,270
Soap and Cleaning Preparations – 0.6%
410,251	Reckitt Benckiser Group PLC**	21,070,571
Telecommunication Equipment – 0.3%
1,906,253	Tellabs, Inc.	9,988,766
Telecommunication Services – 1.1%
1,398,164	Amdocs, Ltd. (U.S. Shares)*,**	40,337,031
Television – 0.9%
1,295,375	CBS Corp. – Class B	32,436,190
Tobacco – 2.1%
5,679	Japan Tobacco, Inc.**	20,521,158
839,498	Philip Morris International, Inc.	55,096,254
		75,617,412
Toys – 0.9%
1,245,192	Mattel, Inc.	31,042,637
Transportation – Railroad – 1.2%
437,755	Union Pacific Corp.	43,044,449
Transportation – Services – 3.4%
839,670	C.H. Robinson Worldwide, Inc.	62,244,737
830,457	United Parcel Service, Inc. – Class B	61,719,564
		123,964,301
Web Portals/Internet Service Providers – 2.0%
123,147	Google, Inc. – Class A*	72,190,003
Wireless Equipment – 0.8%
708,081	Crown Castle International Corp.*	30,128,847

Total Common Stock (cost $2,811,687,214)		3,545,712,332

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 85

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Money Market – 2.4%
84,950,756	Janus Cash Liquidity Fund LLC, 0% (cost $84,950,756)	$84,950,756

Total Investments (total cost $2,896,637,970) – 100.5%		3,630,663,088

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(18,501,120)

Net Assets – 100%		$3,612,161,968

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$10,138,222	0.3%
Belgium	17,219,512	0.5%
Bermuda	19,242,842	0.5%
Brazil	17,525,718	0.5%
Canada	77,229,913	2.1%
France	15,226,464	0.4%
Germany	45,312,782	1.2%
Guernsey	40,337,031	1.1%
Hong Kong	21,572,174	0.6%
India	46,811,369	1.3%
Ireland	22,178,432	0.6%
Japan	72,963,185	2.0%
Mexico	20,404,023	0.6%
Netherlands	55,521,270	1.5%
Switzerland	105,057,571	2.9%
Taiwan	35,695,091	1.0%
United Kingdom	206,541,895	5.7%
United States††	2,801,685,594	77.2%

Total	$3,630,663,088	100.0%

††	Includes Cash Equivalents (74.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/6/11	23,000,000	$36,877,133	$335,568
Euro 5/6/11	12,900,000	18,267,245	(329,009)
Japanese Yen 5/6/11	951,500,000	11,444,125	183,214
Swiss Franc 5/6/11	6,100,000	6,645,047	(69,150)

		73,233,550	120,623

HSBC Securities (USA), Inc.:
British Pound 5/12/11	18,000,000	28,857,398	376,042
Euro 5/12/11	17,000,000	24,069,941	(16,386)
Japanese Yen 5/12/11	1,315,000,000	15,816,790	385,061

		68,744,129	744,717

JP Morgan Chase & Co.: Swiss Franc 4/28/11	1,700,000	1,851,777	(63,150)

JPMorgan Chase & Co.:
British Pound 4/28/11	22,800,000	36,560,726	419,962
Euro 4/28/11	17,000,000	24,077,177	(800,787)
Japanese Yen 4/28/11	809,000,000	9,729,689	(13,663)

		70,367,592	(394,488)

Total		$214,197,048	$407,702

See Notes to Schedules of Investments and Financial Statements.

86 | MARCH 31, 2011

Janus Triton Fund (unaudited)

Fund Snapshot
We believe an in-depth, research-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance versus our benchmark and peers over time. Less rigid market cap constraints provide us the flexibility to invest in high quality, small-cap companies and capture a longer period of growth as these companies mature. We believe this feature is instrumental in delivering attractive long-term risk adjusted returns while minimizing portfolio turnover.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Triton Fund’s Class T Shares returned 24.08% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 27.41% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 27.93%.

Economic Overview

Small- and mid-cap stocks posted strong gains in the period, overcoming heightened macro uncertainty due to the natural disaster in Japan and rising oil prices stemming from unrest in the Middle East. From an economic standpoint, data continued to improve with positive reports on manufacturing and construction spending generally outweighing ongoing weakness in housing and concerns about building inflationary pressures.

Asset Class Overview

The Russell 2500 Growth Index posted strong gains during the period, outpacing most other equity indices. Small-caps outperformed mid-cap stocks, while small- and mid-cap indices outperformed large caps, continuing a trend off the market lows reached in March of 2009. Within our benchmark, the Russell 2500 Growth Index, the more volatile, lower quality stocks continued to outperform many of the Fund’s companies, which we think offer higher quality growth. The best performing sectors within the index were energy, consumer staples and information technology, while laggards included utilities, telecommunications and health care.

Strategy Overview

With investor sentiment generally favoring the more volatile, higher-risk stocks, we would expect some modest relative underperformance. Our strategy, however, has not changed. We continue to focus on identifying companies early in their growth cycle that have differentiated business models, sustainable competitive advantages, large addressable markets, and recurring revenue streams. We think these attributes drive our portfolio composition far more than a geopolitical crisis or the latest readings on Gross Domestic Product (GDP).

For example, we have been overweight energy, but not because we like exploration-and-production (E&P) companies or take a bullish view on the price of oil or natural gas. In our market-cap universe, most E&P companies lack the scale to be low-cost producers and often find themselves beholden to the price of volatile commodities. Additionally, theses companies typically need substantial capital to grow, which results in highly leveraged balance sheets. Instead, our energy holdings are in companies such as midstream master limited partnerships, which we like for their historical recurring revenue streams and consistent dividend policies. These companies tend to generate attractive returns on capital, have more defensible business models and invest with greater discipline than traditional E&P firms.

Similarly, we have been overweight financials, but our holdings are not concentrated in traditional lenders. Barriers to entry are low for commercial and consumer lenders in our market-cap space, and most lenders have highly leveraged balance sheets. Even the use of high leverage doesn’t enable these companies to generate returns on equity that we find appealing. Instead, we have focused on asset managers with high returns on capital and services firms with recurring revenue streams. The select group of lenders that we do own have differentiated business models, high returns on assets and low leverage.

Our holdings in information technology, telecommunications and consumer discretionary were among the largest detractors from relative results during the period. Among individual detractors, shares of Horizon Lines came under pressure following resolution of the

Janus Growth & Core Funds | 87

Janus Triton Fund (unaudited)

Department of Justice’s (DOJ) investigation into the company’s pricing practices in the Puerto Rico trade lane. The DOJ imposed a $45 million penalty, payable over five years, which triggered a technical default on the company’s outstanding convertible notes. As a result, the company now faces a critical refinancing deadline at the end of May, 2011. We continue to hold a small position, given the company’s competitive position and cash flow generation, but recognize the terms and conditions of the debt refinancing will play a significant role in the value of the company.

NetSpend Holdings, a recent addition to the Fund, was another poor performer. NetSpend is one of the largest providers of prepaid debit cards, which represent a compelling, potentially lower cost alternative for individuals without a bank account. Given NetSpend’s scale position, distribution network and differentiated service offering, we believe the company is well positioned to capitalize on the market opportunity.

Equinix, a provider of Internet exchange services, also declined during the period. Equinix was forced to lower its profit outlook as a result of a more balanced supply and demand picture, in addition to poor execution on the integration of Switch and Data, an acquisition completed in May, 2010. Given a more modest outlook for pricing, we decided to exit our position.

Our holdings in health care and industrials contributed to relative performance. Individual contributors included semiconductor maker Atmel. The firm recently completed a restructuring of its manufacturing facilities, bolstering its financial position and enhancing the company’s ability to generate high returns on capital, in our opinion. The core micro-controller business has continued to capture market share, and new touch-enabled products found in Android powered mobile devices and tablet PCs have increased the company’s addressable market.

Another top performer was World Fuel Services. This fuel broker began as a value-added service provider in the marine market but has expanded into the aviation and land businesses. World Fuel enjoys a strong and unique competitive position owing to its global procurement and distribution platform, strong balance sheet and vigilant credit monitoring. As a result, the company has been successful in expanding its market share at high margins and returns on capital. World Fuel has also proven adept at acquiring and integrating smaller fuel brokers that can then benefit from the company’s larger procurement platform.

Within energy, shares of Dresser-Rand Group rose as well. This supplier of highly engineered, mission critical rotating equipment to the energy industry began to see a rebound in its end markets as order growth for new units accelerated. We remain attracted to the company’s flexible and resilient business model, which derives a vast majority of its profits from more recurring parts and service businesses. In addition, we believe the company still has significant opportunities to increase its market share as it develops new products and adds more service infrastructure in the Middle East, South America and Asia-Pacific region.

Outlook

As stewards of your capital, our goal is to invest in high quality small-cap growth companies that can deliver superior results in a variety of market conditions. Our in-depth, bottoms-up research process continues to uncover dynamic small-cap growth companies that we think are well-positioned to deliver long duration growth and attractive returns on capital. As a result, we have confidence in our ability to generate strong risk-adjusted returns over the long term. However, our enthusiasm is somewhat tempered by the recent rally in equity markets, particularly small-cap companies. Fundamentals have certainly improved and the overall macro outlook is more favorable; however, valuations today increasingly reflect the improved economic and corporate prospects.

While the valuation discrepancy between small- and large-cap companies is at record levels, we believe small-cap companies deserve to trade at premium valuations due to several factors. First, we believe many small-cap companies have the opportunity to grow faster than large-cap companies because they do not rely solely on a macro-economic recovery to deliver strong financial results. The high quality, small-cap companies that we invest in typically control small market share positions today; however, new product launches, geographic expansion and investments in sales forces create a situation for exciting growth in market share over time. A small-cap company in the process of growing its market share from 5% to 20% is likely to generate more rapid growth than a maturing large-cap company fighting to take market share from 80% to 90%. Secondly, small-cap companies often have more opportunities to drive bottom-line growth through margin expansion when compared to large-cap companies. This is predominately a function of the relative maturity of small-cap companies compared to large-caps. As small-cap companies grow and gain scale, we often see margins expand to more closely mirror those of their larger cap counterparts, creating an even more attractive growth profile at the bottom line. In conclusion, we are firm believers in the saying “you get what you pay

88 | MARCH 31, 2011

(unaudited)

for” and believe in many cases it makes sense that high quality small-cap growth companies should trade at valuation premiums to large-caps.

We continue to believe U.S. economic growth will be weaker than in past cyclical rebounds as the deleveraging hangover acts as an impediment to sustained economic growth. In the near-term, the stimulus effects of the Federal Reserve’s quantitative easing program are likely to taper off, which could potentially slow overall economic activity. The U.S. consumer remains overleveraged in general and the unwinding of debt levels will create headwinds for consumer spending. In short, we think the economy faces long-term structural challenges that will not be resolved soon.

Against this backdrop, we believe individual stock picking will play a more pivotal role in overall investment returns. As such, we believe our investment team, philosophy and process put us in an excellent position to capitalize on market inefficiencies within the small- and mid-cap sector and to generate attractive risk-adjusted returns.

Thank you for your investment in Janus Triton Fund.

Janus Growth & Core Funds | 89

Janus Triton Fund (unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.29%
World Fuel Services Corp.	1.07%
Dresser-Rand Group, Inc.	0.99%
Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	0.78%
CEVA, Inc.	0.77%

5 Bottom Performers – Holdings

Contribution

Equinix, Inc.	–0.45%
Horizon Lines, Inc. – Class A	–0.21%
NetSpend Holdings, Inc.	–0.14%
BJ’s Restaurants, Inc.	–0.09%
Rodobens Negocios Imobiliarios S.A.	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	8.12%	25.77%	17.80%
Information Technology	5.79%	20.74%	24.13%
Health Care	3.83%	14.44%	15.66%
Energy	3.31%	9.33%	5.23%
Financials	2.95%	13.22%	6.92%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Telecommunication Services	–0.05%	2.50%	1.65%
Utilities	0.00%	0.00%	0.29%
Consumer Staples	0.04%	0.03%	2.83%
Materials	0.34%	1.10%	6.40%
Consumer Discretionary	2.73%	12.87%	19.09%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

90 | MARCH 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.1%
Ritchie Bros. Auctioneers, Inc. (U.S. Shares) Auction House – Art Dealer	2.1%
SBA Communications Corp. – Class A Wireless Equipment	2.1%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.0%
World Fuel Services Corp. Retail – Petroleum Products	1.9%

10.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 0.1% of total net assets.

* Includes Securities Sold Short of (0.3)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 91

Janus Triton Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011					per the January 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	24.09%	34.15%	8.88%	12.88%	1.07%	1.07%
MOP	17.00%	26.42%	7.60%	11.78%

Janus Triton Fund – Class C Shares
NAV	23.59%	33.17%	8.10%	12.07%	1.79%	1.79%
CDSC	22.38%	31.86%	8.10%	12.07%

Janus Triton Fund – Class D Shares(1)	24.20%	34.45%	9.07%	13.06%	0.83%	0.83%

Janus Triton Fund – Class I Shares	24.29%	34.62%	9.03%	13.03%	0.71%	0.71%

Janus Triton Fund – Class R Shares	23.80%	33.63%	8.49%	12.46%	1.46%	1.46%

Janus Triton Fund – Class S Shares	23.99%	33.96%	8.69%	12.68%	1.23%	1.23%

Janus Triton Fund – Class T Shares	24.08%	34.23%	9.03%	13.03%	1.00%	1.00%

Russell 2500tm Growth Index	27.41%	30.08%	5.25%	7.78%

Russell 2000® Growth Index	27.93%	31.04%	4.34%	7.02%

Lipper Quartile – Class T Shares	–	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	139/507	7/392	2/356

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

92 | MARCH 31, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Growth & Core Funds | 93

Janus Triton Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,240.90	$5.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,235.90	$9.98

Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,242.00	$4.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,242.90	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,238.00	$8.09

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,239.90	$6.70

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,240.80	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.79% for Class C Shares, 0.84% for Class D Shares, 0.78% for Class I Shares, 1.45% for Class R Shares, 1.20% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

94 | MARCH 31, 2011

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 91.8%
Advertising Sales – 0.5%
257,748	Lamar Advertising Co. – Class A*	$9,521,211
Aerospace and Defense – 1.6%
376,440	TransDigm Group, Inc.*	31,556,965
Aerospace and Defense – Equipment – 0.6%
273,532	HEICO Corp.	12,303,469
Apparel Manufacturers – 2.9%
618,700	Carter’s, Inc.*	17,713,381
997,499	Maidenform Brands, Inc.*	28,498,546
150,310	Under Armour, Inc. – Class A*	10,228,596
		56,440,523
Auction House – Art Dealer – 2.1%
1,422,855	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	40,053,368
Audio and Video Products – 1.1%
454,894	DTS, Inc.*	21,211,707
Commercial Banks – 1.3%
1,219,865	CapitalSource, Inc.	8,587,850
290,765	SVB Financial Group*	16,553,251
		25,141,101
Commercial Services – 3.3%
450,075	CoStar Group, Inc.*	28,210,701
752,340	Iron Mountain, Inc.	23,495,579
693,820	Standard Parking Corp.*	12,322,243
		64,028,523
Commercial Services – Finance – 2.8%
1,271,496	Euronet Worldwide, Inc.*	24,578,018
609,485	Global Payments, Inc.	29,816,006
		54,394,024
Computer Services – 1.0%
219,445	IHS, Inc. – Class A*	19,475,744
Computer Software – 1.4%
516,996	Convio, Inc.*	6,002,324
996,575	SS&C Technologies Holdings, Inc.*	20,350,061
		26,352,385
Consulting Services – 1.1%
529,908	Gartner, Inc.*	22,081,266
Decision Support Software – 1.9%
985,257	MSCI, Inc.*	36,277,163
Diagnostic Equipment – 1.5%
431,155	Gen-Probe, Inc.*	28,607,134
Diagnostic Kits – 0.5%
133,750	Idexx Laboratories, Inc.*	10,328,175
Distribution/Wholesale – 2.2%
132,540	Fastenal Co.	8,592,568
126,676	MWI Veterinary Supply, Inc.*	10,220,220
372,735	Wesco International, Inc.*	23,295,937
		42,108,725
Educational Software – 1.3%
691,460	Blackboard, Inc.*	25,058,510
Electronic Components – Semiconductors – 1.9%
645,875	CEVA, Inc.*	17,264,239
1,862,618	ON Semiconductor Corp.*	18,384,040
		35,648,279
Electronic Connectors – 0.7%
258,280	Amphenol Corp. – Class A	14,047,849
Electronic Measuring Instruments – 1.6%
281,377	Measurement Specialties, Inc.*	9,583,700
417,079	Trimble Navigation, Ltd.*	21,079,173
		30,662,873
Electronics – Military – 0.8%
585,315	Ultra Electronics Holdings PLC	16,166,952
Finance – Auto Loans – 1.1%
286,843	Credit Acceptance Corp.*	20,354,379
Finance – Consumer Loans – 0.4%
521,582	Cash Store Financial Services, Inc.	7,557,723
Finance – Investment Bankers/Brokers – 1.2%
657,310	LPL Investment Holdings, Inc.*	23,538,271
Finance – Other Services – 2.1%
1,306,352	MarketAxess Holdings, Inc.	31,613,718
750,155	NetSpend Holdings, Inc.*	7,891,631
		39,505,349
Footwear and Related Apparel – 2.3%
673,780	Iconix Brand Group, Inc.*	14,472,794
775,360	Wolverine World Wide, Inc.	28,905,421
		43,378,215
Hazardous Waste Disposal – 1.6%
218,765	Clean Harbors, Inc.*	21,583,355
109,755	Stericycle, Inc.*	9,731,976
		31,315,331
Heart Monitors – 0.4%
101,336	HeartWare International, Inc.*	8,667,268
Home Furnishings – 1.0%
379,580	Tempur-Pedic International, Inc.*	19,229,523
Human Resources – 1.0%
982,480	Resources Connection, Inc.	19,050,287
Instruments – Controls – 1.3%
744,288	Sensata Technologies Holding N.V.*	25,849,122
Investment Management and Advisory Services – 3.1%
563,558	Eaton Vance Corp.	18,169,110
951,347	Epoch Holding Corp.	15,012,255
386,073	Financial Engines, Inc.*	10,640,172
704,450	Gluskin Sheff + Associates, Inc.	15,917,721
		59,739,258
Machinery – General Industrial – 2.3%
277,120	Roper Industries, Inc.	23,959,795
309,700	Wabtec Corp.	21,006,951
		44,966,746
Medical – Biomedical and Genetic – 1.4%
81,780	Alexion Pharmaceuticals, Inc.*	8,070,051
563,880	Incyte Corp., Ltd.*	8,937,498
586,660	Seattle Genetics, Inc.*	9,134,296
		26,141,845

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 95

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Medical – Drugs – 0.5%
1,268,678	Achillion Pharmaceuticals, Inc.*	$9,071,048
Medical Information Systems – 1.0%
406,140	athenahealth, Inc.*	18,329,098
Medical Instruments – 1.9%
1,083,655	Conceptus, Inc.*	15,658,815
288,880	Techne Corp.	20,683,808
		36,342,623
Medical Products – 3.8%
346,615	Haemonetics Corp.*	22,717,147
1,021,275	PSS World Medical, Inc.*	27,727,616
326,670	Varian Medical Systems, Inc.*	22,095,959
		72,540,722
Miscellaneous Manufacturing – 0.8%
474,510	FreightCar America, Inc.*	15,426,320
Multimedia – 0.5%
93,250	FactSet Research Systems, Inc.	9,766,073
Oil – Field Services – 3.3%
207,335	Core Laboratories N.V.	21,183,417
721,255	PAA Natural Gas Storage L.P.	16,978,343
677,529	Targa Resources Corp.	24,553,651
		62,715,411
Oil Companies – Exploration and Production – 0.9%
363,455	Ultra Petroleum Corp. (U.S. Shares)*	17,900,159
Oil Field Machinery and Equipment – 2.0%
719,690	Dresser-Rand Group, Inc.*,**	38,589,778
Patient Monitoring Equipment – 1.6%
901,739	Masimo Corp.*	29,847,561
Pharmacy Services – 0.8%
520,880	Omnicare, Inc.	15,621,191
Pipelines – 1.6%
428,529	Copano Energy LLC	15,255,632
377,130	DCP Midstream Partners L.P.	15,273,765
		30,529,397
Printing – Commercial – 2.1%
786,708	VistaPrint N.V. (U.S. Shares)*	40,830,145
Quarrying – 1.0%
199,830	Compass Minerals International, Inc.	18,690,100
Real Estate Management/Services – 0.6%
109,105	Jones Lang LaSalle, Inc.	10,882,133
Real Estate Operating/Development – 0.1%
220,400	Rodobens Negocios Imobiliarios S.A.	1,688,216
Recreational Vehicles – 1.6%
361,965	Polaris Industries, Inc.	31,498,194
Retail – Automobile – 2.0%
659,560	Copart, Inc.*	28,578,735
589,091	Rush Enterprises, Inc.*,£	10,244,292
		38,823,027
Retail – Catalog Shopping – 1.8%
499,100	MSC Industrial Direct Co. – Class A	34,173,377
Retail – Convenience Stores – 0.8%
378,475	Casey’s General Stores, Inc.	14,760,525
Retail – Gardening Products – 1.2%
377,900	Tractor Supply Co.	22,621,094
Retail – Petroleum Products – 1.9%
909,256	World Fuel Services Corp.	36,924,886
Semiconductor Components/Integrated Circuits – 1.4%
1,919,750	Atmel Corp.*	26,166,193
Theaters – 1.5%
1,501,721	National CineMedia, Inc.	28,037,131
Transactional Software – 0.7%
258,725	Solera Holdings, Inc.	13,220,848
Transportation – Marine – 0%
925,334	Horizon Lines, Inc. – Class A*	786,534
Transportation – Truck – 3.0%
676,240	Landstar System, Inc.	30,890,643
767,992	Old Dominion Freight Line, Inc.*	26,948,840
		57,839,483
Wireless Equipment – 2.1%
1,008,925	SBA Communications Corp. – Class A*	40,034,144

Total Common Stock (cost $1,426,830,169)		1,764,414,674

Money Market – 9.4%
181,552,296	Janus Cash Liquidity Fund LLC, 0% (cost $181,552,296)	181,552,296

Total Investments (total cost $1,608,382,465) – 101.2%		1,945,966,970

Securities Sold Short – (0.3)%
Common Stocks Sold Short – (0.3)%
Commercial Services – Finance – (0.2)%
77,335	Green Dot Corp.*	(3,318,445)
Retail – Restaurants – (0.1)%
72,645	BJ’s Restaurants, Inc.*	(2,857,128)

Total Securities Sold Short (proceeds $5,354,781 )		(6,175,573)

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(18,140,953)

Net Assets – 100%		$1,921,650,444

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$1,688,216	0.1%
Canada	81,428,971	4.2%
Netherlands	87,862,684	4.5%
United Kingdom	16,166,952	0.8%
United States††	1,758,820,147	90.4%

Total	$1,945,966,970	100.0%

††	Includes Cash Equivalents (81.1% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(6,175,573)	100.0%

Total	$(6,175,573)	100.0%

See Notes to Schedules of Investments and Financial Statements.

96 | MARCH 31, 2011

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 6-month period ended March 31, 2011, Janus Twenty Fund’s Class T Shares returned 10.42% versus a return of 18.57% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 17.31% for the period.

Overview

U.S. equities continued to rally in the first quarter, overcoming heightened uncertainty and rising oil prices to finish the six-month period near the highest levels since June 2008. Economic data was modestly improved with positive reports on manufacturing and construction spending generally outweighing ongoing weakness in housing. The labor market strengthened, with unemployment declining to 8.8% in March, the lowest level in two years. Core inflation appears to be tame, although price pressures have been building.

Despite the heightened uncertainty, the Fund’s positioning remains largely unchanged. We continue to invest where we have a differentiated view of company fundamentals and see multi-year growth opportunities. Our underweight in energy hurt performance, for example, as energy prices climbed. We are analyzing energy companies with attractive growth prospects, and we may increase exposure as opportunities arise. However, we are not swayed by short-term changes in the price of the commodity. Higher crude prices do impact our holdings, but we have limited exposure to businesses that are sensitive to energy prices.

We have been overweight in financials and the results have been disappointing. Lending in the U.S. has not increased substantially and needs to pick up for a stronger recovery in bank profits. On the plus side, a steeper yield curve and higher interest rates should help improve net interest margins, and we are seeing improvements in credit availability and loan losses. Moreover, most of our financial holdings have significant growth opportunities in non-U.S. markets. We believe these factors aren’t yet reflected in valuations for our companies.

Thematically, we are emphasizing “faster-growth” companies, which have been driving up the portfolio’s average earnings growth rate. For example, we added to a position in Fanuc, a Japanese firm that makes industrial robots and automation equipment. We think the company should benefit from growth in China and emerging Asian markets, where wage inflation is resulting in more factory automation. The disaster in Japan has not materially impacted its business. Similarly, we bought shares in logistics company C.H. Robinson because we like its business model as a middle-man between truckers and shippers. The company has attractive multi-year growth opportunities, in our view, and can pass on higher energy costs to customers. It is not under attack from emerging market competitors and has been growing at above-average rates.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Detractors

Cisco Systems was the largest individual detractor during the period. Shares of the networking equipment company have been weak amid continued concerns over sluggish financial performance relative to expectations. The company has cited a variety of issues, including tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters. While the company may be well positioned to benefit from increasing data usage and Internet traffic, we are evaluating the position.

Microsoft also fell. The software company is a top holding and recent addition to the portfolio, trading at a very compelling valuation, in our view. We like Microsoft’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. These are multi-year growth opportunities

Janus Growth & Core Funds | 97

Janus Twenty Fund (unaudited)(closed to new investors)

that we feel the market has not fully recognized in the stock’s valuation.

General Motors (GM) was another weak performer. We bought shares in the U.S. automaker because we like its leaner business model. GM has reduced U.S. labor costs and debt, and cut the level of U.S. auto sales at which it can break even. We believe GM’s product momentum should pick up in 2012 as the company introduces higher margin products and free cash flow should continue to improve the balance sheet.

Contributors

Apple remains a top position and continued to perform well. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. We think the company’s integration of software and hardware across its product line is a key competitive advantage, and we believe the company’s success and market share gains in the U.S. can be replicated globally.

Shares of media company News Corp. also rose. We believe the company owns outstanding franchises (cable networks, Sky Italia, Fox Studios) that have generated strong cash flows and typically offset its cyclical assets. The company’s balance sheet and cash-flow generation remained robust and the firm continued to benefit from an improving TV-advertising spending environment, rising affiliate fees and new distribution buyers for its content.

eBay was another strong performer. While eBay’s core auction business continued to grow, we think the more attractive growth engine is its PayPal business, which we believe is an undervalued asset. PayPal has continued to expand internationally and more than 50% of revenues now come from external eBay sources. We added to our position during the period.

Outlook

While the markets have moved higher over the past six months, valuations for large- and mega-cap companies remain extremely attractive based on our evaluation of the fundamentals. There continues to be a wide gap in multiples between large and smaller companies, with the largest companies trading at the greatest disparity. Our focus on mega-cap companies has been a drag on performance; where fundamentals have improved, the market has not rewarded these firms with higher stock prices. We continue to believe our companies are undervalued, however, and that their global franchises and competitive moats are key advantages in a period of heightened economic challenges.

Globally, we expect emerging markets to continue growing in excess of developed markets. Near term, we remain concerned about inflationary pressures, rising interest rates (especially in China) and the impact of higher energy prices. Longer term, we believe emerging markets have the capital, natural resources and structural frameworks in place to fuel investment and growth. These foundations should drive higher returns for companies that can capitalize on rising domestic consumption and export growth. That theme underlies many of our holdings, including recent additions such as NIKE, which has a strong global franchise and opportunities for expansion in emerging Asia and Latin America.

Overall, we remain sanguine on growth prospects in the U.S. and global markets. The crisis in Japan and higher oil stemming from unrest in the Middle East raise the risk of slower growth and we are watching developments closely to assess their impact on our holdings. However, we believe the pieces are in place for a sustained global recovery. We are excited about the risk-reward profile of positions we have added to the portfolio and of the companies we continue to hold.

Thank you for your investment in Janus Twenty Fund.

98 | MARCH 31, 2011

(unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.31%
News Corp. – Class A	1.23%
eBay, Inc.	1.23%
Oracle Corp.	1.13%
Limited Brands, Inc.	0.91%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–1.03%
Microsoft Corp.	–0.66%
General Motors Co.	–0.20%
Anheuser-Busch InBev N.V.	–0.18%
Medco Health Solutions, Inc.	–0.18%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.80%	38.72%	31.22%
Consumer Discretionary	2.36%	11.67%	14.60%
Financials	2.14%	17.56%	4.71%
Energy	0.85%	2.92%	10.95%
Industrials	0.64%	6.91%	13.24%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	–0.18%	6.34%	9.47%
Telecommunication Services	–0.04%	3.24%	0.84%
Utilities	0.00%	0.00%	0.08%
Health Care	0.16%	10.26%	9.83%
Materials	0.49%	2.38%	5.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 99

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Apple, Inc. Computers	7.5%
Celgene Corp. Medical – Biomedical and Genetic	6.2%
eBay, Inc. E-Commerce/Services	5.8%
Google, Inc. – Class A Web Portals/Internet Service Providers	5.1%
Microsoft Corp. Applications Software	4.7%

29.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 3.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

100 | MARCH 31, 2011

(unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	10.47%	4.25%	5.94%	5.23%	11.97%	0.87%

Janus Twenty Fund – Class T Shares(1)	10.42%	4.15%	5.92%	5.22%	11.97%	0.97%

Russell 1000® Growth Index	18.57%	18.26%	4.34%	2.99%	9.99%

S&P 500® Index	17.31%	15.65%	2.62%	3.29%	10.62%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	816/823	38/631	13/386	2/33

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Growth & Core Funds | 101

Janus Twenty Fund (unaudited)(closed to new investors)

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,104.70	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,104.20	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

†	Expenses are equal to the annualized expense ratio of 0.85% for Class D Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

102 | MARCH 31, 2011

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 96.2%
Applications Software – 4.7%
16,730,895	Microsoft Corp.	$424,295,497
Athletic Footwear – 1.2%
1,416,110	NIKE, Inc. – Class B	107,199,527
Automotive – Cars and Light Trucks – 4.6%
17,839,440	Ford Motor Co.*	265,986,050
4,656,660	General Motors Co.*	144,496,160
		410,482,210
Brewery – 3.6%
5,638,026	Anheuser-Busch InBev N.V.	321,119,502
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strip*	20,191
		321,139,693
Chemicals – Diversified – 1.0%
5,641,049	Israel Chemicals, Ltd.	92,922,842
Commercial Banks – 2.0%
6,830,371	Standard Chartered PLC	177,157,544
Computers – 7.5%
1,947,109	Apple, Inc.*	678,470,131
Diversified Banking Institutions – 4.3%
29,003,665	Bank of America Corp.	386,618,854
E-Commerce/Services – 5.8%
16,974,865	eBay, Inc.*	526,899,810
Electronic Components – Miscellaneous – 2.2%
5,826,395	TE Connectivity, Ltd. (U.S. Shares)	202,875,074
Electronic Connectors – 1.3%
2,188,770	Amphenol Corp. – Class A	119,047,200
Electronic Forms – 1.5%
4,204,980	Adobe Systems, Inc.*	139,437,137
Enterprise Software/Services – 2.9%
7,740,872	Oracle Corp.	258,312,899
Finance – Investment Bankers/Brokers – 2.7%
13,268,269	Charles Schwab Corp.	239,226,890
Finance – Other Services – 1.9%
578,120	CME Group, Inc.	174,332,086
Industrial Automation and Robotics – 2.3%
1,400,100	Fanuc, Ltd.	211,968,001
Life and Health Insurance – 4.0%
40,750,800	AIA Group, Ltd.*	125,474,932
21,020,513	Prudential PLC	238,210,452
		363,685,384
Medical – Biomedical and Genetic – 7.5%
9,626,633	Celgene Corp.*	553,820,196
2,487,332	Vertex Pharmaceuticals, Inc.*	119,217,823
		673,038,019
Multimedia – 4.3%
21,907,460	News Corp. – Class A	384,694,998
Networking Products – 2.2%
11,781,645	Cisco Systems, Inc.	202,055,212
Oil Companies – Exploration and Production – 2.4%
18,198,200	OGX Petroleo e Gas Participacoes S.A.*	219,127,784
Oil Companies – Integrated – 2.7%
5,052,393	BG Group PLC	125,693,917
2,907,472	Petroleo Brasileiro S.A. (ADR)	117,549,093
		243,243,010
Pharmacy Services – 2.7%
4,410,931	Medco Health Solutions, Inc.*	247,717,885
Real Estate Operating/Development – 0.9%
17,771,000	Hang Lung Properties, Ltd.	77,793,676
Retail – Apparel and Shoe – 2.9%
7,915,160	Limited Brands, Inc.	260,250,461
Retail – Jewelry – 2.2%
3,398,149	Compagnie Financiere Richemont S.A.	196,331,741
Transportation – Services – 5.9%
2,633,265	C.H. Robinson Worldwide, Inc.	195,203,934
4,507,525	United Parcel Service, Inc. – Class B	334,999,258
		530,203,192
Web Portals/Internet Service Providers – 6.4%
782,686	Google, Inc. – Class A*,**	458,818,360
6,953,832	Yahoo!, Inc.*	115,781,303
		574,599,663
Wireless Equipment – 2.6%
5,439,000	Crown Castle International Corp.*	231,429,450

Total Common Stock (cost $6,524,859,692)		8,674,555,870

Preferred Stock – 0.4%
Direct Marketing – 0.4%
1,344,285	Zynga, Inc. – Private Placement, 8.0000% °° ,§ (cost $37,718,257)	37,718,257

Money Market – 3.7%
331,896,620	Janus Cash Liquidity Fund LLC, 0% (cost $331,896,620)	331,896,620

Total Investments (total cost $6,894,474,569) – 100.3%		9,044,170,747

Liabilities, net of Cash, Receivables and Other Assets**– (0.3)%		(26,846,386)

Net Assets – 100%		$9,017,324,361

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$321,139,693	3.6%
Brazil	336,676,877	3.7%
Hong Kong	203,268,608	2.3%
Israel	92,922,842	1.0%
Japan	211,968,001	2.3%
Switzerland	399,206,815	4.4%
United Kingdom	541,061,913	6.0%
United States††	6,937,925,998	76.7%

Total	$9,044,170,747	100.0%

††	Includes Cash Equivalents (73.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 103

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Schedule of Written Options – Puts	Value

Microsoft Corp. expires January 2012 41,900 contracts exercise price $25.00 (premiums received $5,832,480)	$(9,259,649)

See Notes to Schedules of Investments and Financial Statements.

104 | MARCH 31, 2011

Janus Venture Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Venture Fund’s Class T Shares returned 27.38% over the six-month period ended March 31, 2011. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 27.93%, and its secondary benchmark, the Russell 2000 Index, returned 25.48% during the period.

Economic Overview

Small-cap stocks posted strong gains in the period, overcoming heightened macro uncertainty due to the natural disaster in Japan and rising oil prices stemming from unrest in the Middle East. From an economic standpoint, data continued to improve with positive reports on manufacturing and construction spending generally outweighing ongoing weakness in housing and concerns about building inflationary pressures.

Asset Class Overview

The Russell 2000 Growth Index posted strong gains during the period, outpacing most other equity indices. Small-caps outperformed mid-cap stocks, while small- and mid-cap indices outperformed large caps, continuing a trend off the market lows reached in March of 2009. Within our benchmark, the Russell 2000 Growth Index, the traditionally more volatile, lower quality stocks continued to outperform many of the Fund’s higher quality growth companies. The best performing sectors within the index were energy, information technology and materials, while laggards included utilities, consumer-related stocks and health care.

Strategy Overview

We continue to focus on identifying companies early in their growth cycle that have differentiated business models, sustainable competitive advantages, large addressable markets and recurring revenue streams. We think these attributes drive our portfolio composition far more than a geopolitical crisis or the latest readings on Gross Domestic Product (GDP).

For example, we have been overweight energy, but not because we like exploration-and-production (E&P) companies or take a bullish view on the price of oil or natural gas. In our market-cap universe, most E&P companies lack the scale to be low-cost producers and often find themselves beholden to the price of volatile commodities. Additionally, theses companies typically need substantial capital to grow, which results in highly leveraged balance sheets. Instead, our energy holdings are in companies such as midstream master limited partnerships, which we like for their recurring revenue streams and consistent dividend policies. These companies tend to generate attractive returns on capital, have more defensible business models and invest with greater discipline than traditional E&P firms, in our view.

Similarly, we have been overweight financials, but our holdings are not concentrated in traditional lenders. Barriers to entry are low for commercial and consumer lenders in our market-cap space, and most lenders have highly leveraged balance sheets. Even the use of high leverage doesn’t enable these companies to generate returns on equity that we find appealing. Instead, we have focused on asset managers with high returns on capital and services firms with recurring revenue streams. The select group of lenders that we do own have differentiated business models, high returns on assets and low leverage.

Our holdings in energy, telecommunications and materials rose during the period, but they underperformed their respective sector returns. Among individual detractors, shares of Horizon Lines came under pressure following resolution of the Department of Justice’s (DOJ) investigation into the company’s pricing practices in the Puerto Rico trade lane. The DOJ imposed a $45 million penalty, payable over five years, which triggered a technical default on the company’s outstanding convertible notes. As a result, the company now faces a critical refinancing deadline at the end of May, 2011. We continue to hold a small position, given the company’s competitive position and cash flow generation, but recognize the terms and conditions of the debt refinancing will play a significant role in the value of the company.

Janus Growth & Core Funds | 105

Janus Venture Fund (unaudited)(closed to new investors)

NetSpend Holdings, a recent addition to the Fund, was another poor performer. NetSpend is one of the largest providers of prepaid debit cards, which represent a compelling, potentially lower cost alternative for individuals without a bank account. Given NetSpend’s scale position, distribution network and differentiated service offering, we believe the company is well-positioned to capitalize on the market opportunity.

In health care, shares of NuVasive were weak due to an industry-wide slowdown of procedure volumes. We like this medical device company for its leading position in minimally invasive surgical products for spinal fusion, and we believe the company is well-positioned to capitalize on the trend from open, invasive procedures to more minimally invasive techniques. NuVasive’s proprietary nerve monitoring system, coupled with its unique and differentiated hardware, should enable the company to outpace overall market growth. We added to our position during the period.

Stock selection in consumer discretionary, information technology, and health care contributed to relative results during the period. World Fuel Services was among our top performers. This fuel broker began as a value-added service provider in the marine market but has begun to expand into the aviation and land businesses. World Fuel enjoys a strong and unique competitive position, owing to its global procurement and distribution platform, strong balance sheet and vigilant credit monitoring. As a result, the company has been successful in building market share at strong margins and returns. World Fuel has also proven adept at acquiring and integrating smaller fuel brokers that benefit from the company’s larger procurement platform.

Within energy, shares of Dresser-Rand Group rose as well. This supplier of highly engineered, mission critical rotating equipment to the energy industry has begun to see a rebound in its end markets as order growth for new units has accelerated. We remain attracted to the company’s flexible and resilient business model, which derives a vast majority of its profits from the more recurring parts and service businesses. In addition, we believe the company still has significant opportunities to increase its market share as it develops new products and adds more service infrastructure in the Middle East, South America and Asia-Pacific region.

In technology, CEVA was a top contributor. We like the business model and competitive positioning of this firm following the exit of a large technology company from its digital signal processor (DSP) licensing business. We expect CEVA to capture a significant share of this business. The company receives up-front licensing fees and ongoing royalties on each device (mobile phones typically) that includes its DSP technology.

Outlook

As stewards of your capital, our goal is to invest in high quality small-cap growth companies that can deliver superior results in a variety of market conditions. Our in-depth, bottoms-up research process continues to uncover dynamic small-cap growth companies that we think are well-positioned to deliver long duration growth and attractive returns on capital. As a result, we have confidence in our ability to generate strong risk-adjusted returns over the long-term. However, our enthusiasm is somewhat tempered by the recent rally in equity markets, particularly small-cap companies. Fundamentals have certainly improved and the overall macro outlook is more favorable; however, valuations today increasingly reflect the improved economic and corporate prospects.

While the valuation discrepancy between small- and large cap companies is at record levels, we believe small-cap companies deserve to trade at premium valuations due to several factors. First, we believe many small-cap companies have the opportunity to grow faster than large cap-companies because they are not solely reliant upon a macro-economic recovery to deliver strong financial results. The high quality small-cap companies that we invest in typically control small market share positions today; however, new product launches, geographic expansion and investments in sales forces create a situation for exciting growth in market share over time. A small-cap company in the process of growing its market share from 5% to 20% is likely to generate more rapid growth than a maturing, large-cap company fighting to take market share from 80% to 90%. Secondly, small-cap companies often have more opportunities to drive bottom-line growth through margin expansion when compared to large-cap companies. This is predominately a function of the relative maturity of small-cap companies compared to large-caps. As small-cap companies grow and gain scale, we often see margins expand to more closely mirror those of their larger cap counterparts, creating an even more attractive growth profile at the bottom line. In conclusion, we are firm believers in the saying “you get what you pay for” and believe in many cases it makes sense that high quality, small-cap growth companies should trade at valuation premiums to large-caps.

We continue to believe U.S. economic growth will be weaker than in past cyclical rebounds as the deleveraging hangover acts as an impediment to sustained economic growth. In the near-term, the stimulus effects of the

106 | MARCH 31, 2011

(unaudited)(closed to new investors)

Federal Reserve’s quantitative easing program are likely to taper off, which could potentially slow overall economic activity. The U.S. consumer remains overleveraged in general and the unwinding of debt levels will create headwinds for consumer spending. In short, we think the economy faces long-term structural challenges that will not be resolved soon.

Against this backdrop, we believe individual stock picking will play a more pivotal role in overall investment returns. As such, we believe our investment team, philosophy, and process put us in an excellent position to capitalize on market inefficiencies within the small-cap sector and to generate attractive risk-adjusted returns.

Thank you for your investment in Janus Venture Fund.

Janus Growth & Core Funds | 107

Janus Venture Fund (unaudited)(closed to new investors)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

World Fuel Services Corp.	1.12%
CEVA, Inc.	1.09%
Dresser-Rand Group, Inc.	1.01%
Ritchie Bros. Auctioneers, Inc.	0.86%
Wesco International, Inc.	0.84%

5 Bottom Performers – Holdings

Contribution

Horizon Lines, Inc. – Class A	–0.47%
NuVasive, Inc.	–0.25%
Genius Products, Inc.	–0.20%
Acorda Therapeutics, Inc.	–0.19%
NetSpend Holdings, Inc.	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	9.45%	26.01%	28.03%
Industrials	4.96%	17.86%	16.96%
Health Care	4.44%	18.25%	18.81%
Consumer Discretionary	3.64%	15.36%	17.18%
Energy	3.23%	8.99%	4.93%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	0.00%	0.63%	2.91%
Utilities	0.00%	0.00%	0.08%
Telecommunication Services	0.11%	1.64%	1.27%
Materials	0.51%	2.50%	5.00%
Financials	2.36%	8.76%	4.83%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

108 | MARCH 31, 2011

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.2%
Ritchie Bros. Auctioneers, Inc. (U.S. Shares) Auction House – Art Dealer	2.2%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.0%
World Fuel Services Corp. Retail – Petroleum Products	1.9%
CoStar Group, Inc. Commercial Services	1.9%

10.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

Janus Growth & Core Funds | 109

Janus Venture Fund (unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011						per the January 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class D Shares(1)	27.42%	28.04%	5.12%	8.69%	12.17%	0.87%

Janus Venture Fund – Class T Shares(1)	27.38%	27.90%	5.10%	8.68%	12.16%	1.01%

Russell 2000® Growth Index	27.93%	31.04%	4.34%	6.44%	7.67%

Russell 2000® Index	25.48%	25.79%	3.35%	7.87%	9.73%

Lipper Quartile – Class T Shares	–	3rd	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	331/507	107/392	36/245	1/9

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

110 | MARCH 31, 2011

(unaudited)(closed to new investors)

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,274.20	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,273.80	$5.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.89

†	Expenses are equal to the annualized expense ratio of 0.86% for Class D Shares and 0.97% for Class T Shares multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Janus Growth & Core Funds | 111

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Common Stock – 97.0%
Aerospace and Defense – 1.1%
174,725	TransDigm Group, Inc.*	$14,647,197
Aerospace and Defense – Equipment – 0.6%
182,766	HEICO Corp.	8,220,815
Agricultural Chemicals – 1.3%
463,585	Intrepid Potash, Inc.*	16,142,030
Apparel Manufacturers – 4.0%
574,540	Carter’s, Inc.*	16,449,080
684,065	Maidenform Brands, Inc.*	19,543,737
1,799,262	Quiksilver, Inc.*	7,952,738
101,071	Under Armour, Inc. – Class A*	6,877,882
		50,823,437
Applications Software – 0.4%
197,205	RealPage, Inc.*	5,468,495
Auction House – Art Dealer – 2.2%
985,446	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	27,740,305
Audio and Video Products – 1.2%
325,530	DTS, Inc.*	15,179,464
Beverages – Non-Alcoholic – 0.7%
777,445	Primo Water Corp.*	9,523,701
Broadcast Services and Programming – 0.9%
376,354	DG FastChannel, Inc.*	12,126,127
758,477	Genius Products, Inc.*,°° ,§,£	0
		12,126,127
Coffee – 0.6%
154,970	Peet’s Coffee & Tea, Inc.*	7,452,507
Commercial Services – 4.2%
181,745	Acacia Research – Acacia Technologies*	6,219,314
379,075	CoStar Group, Inc.*	23,760,421
93,150	HMS Holdings Corp.*	7,624,327
943,371	Standard Parking Corp.*,£	16,754,269
		54,358,331
Commercial Services – Finance – 2.6%
705,125	Cardtronics, Inc.*	14,349,294
997,568	Euronet Worldwide, Inc.*	19,282,989
		33,632,283
Computer Services – 1.3%
1,177,491	LivePerson, Inc.*	14,883,486
120,995	ServiceSource International LLC*	1,473,719
		16,357,205
Computer Software – 2.9%
1,083,073	Convio, Inc.*,£	12,574,478
164,225	Cornerstone OnDemand, Inc.*	2,993,822
418,476	Envestnet, Inc.*	5,624,317
780,914	SS&C Technologies Holdings, Inc.*	15,946,264
		37,138,881
Computers – Integrated Systems – 0.6%
162,410	Micros Systems, Inc.*	8,027,926
Consulting Services – 1.2%
367,553	Gartner, Inc.*	15,315,934
Consumer Products – Miscellaneous – 1.7%
382,388	Jarden Corp.	13,601,541
189,720	SodaStream International, Ltd.*	8,311,633
		21,913,174
Decision Support Software – 0.9%
306,760	MSCI, Inc.*	11,294,903
Diagnostic Equipment – 1.5%
298,926	Gen-Probe, Inc.*	19,833,740
Diagnostic Kits – 0.6%
609,107	Quidel Corp.*	7,284,920
Distribution/Wholesale – 3.0%
194,296	MWI Veterinary Supply, Inc.*	15,675,801
357,726	Wesco International, Inc.*	22,357,875
		38,033,676
Diversified Operations – 1.2%
651,670	Barnes Group, Inc.	13,606,869
867,990	Digital Domain – Private Placement*,°° ,§	1,510,303
		15,117,172
Educational Software – 1.6%
574,519	Blackboard, Inc.*	20,820,569
Electronic Components – Semiconductors – 1.8%
637,875	CEVA, Inc.*	17,050,399
202,235	International Rectifier Corp.*	6,685,889
		23,736,288
Electronic Measuring Instruments – 1.0%
390,572	Measurement Specialties, Inc.*	13,302,882
Enterprise Software/Services – 2.2%
415,693	Omnicell, Inc.*	6,335,161
549,390	Tyler Technologies, Inc.*	13,026,037
146,388	Ultimate Software Group, Inc.*	8,600,295
		27,961,493
Finance – Auto Loans – 1.0%
187,516	Credit Acceptance Corp.*	13,306,135
Finance – Consumer Loans – 0.8%
672,745	Cash Store Financial Services, Inc.	9,748,075
Finance – Other Services – 2.5%
432,860	Higher One Holdings, Inc.*	6,254,827
821,445	MarketAxess Holdings, Inc.	19,878,969
563,755	NetSpend Holdings, Inc.*	5,930,703
		32,064,499
Footwear and Related Apparel – 1.7%
598,794	Wolverine World Wide, Inc.	22,323,040
Hazardous Waste Disposal – 1.2%
158,150	Clean Harbors, Inc.*	15,603,079
Health Care Cost Containment – 0.6%
331,690	ExamWorks Group, Inc.*	7,373,469
Heart Monitors – 0.5%
68,420	HeartWare International, Inc.*	5,851,963
Human Resources – 1.3%
852,650	Resources Connection, Inc.	16,532,883
Industrial Audio and Video Products – 1.0%
412,712	Imax Corp. (U.S. Shares)*	13,198,530

See Notes to Schedules of Investments and Financial Statements.

112 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares		Value

Internet Applications Software – 1.9%
279,695	IntraLinks Holdings, Inc.*	$7,479,044
638,082	Vocus, Inc.*	16,500,801
		23,979,845
Investment Management and Advisory Services – 2.2%
608,012	Epoch Holding Corp.	9,594,429
258,525	Financial Engines, Inc.*	7,124,949
491,400	Gluskin Sheff + Associates, Inc.	11,103,653
		27,823,031
Machinery – General Industrial – 1.2%
217,706	Wabtec Corp.	14,766,998
Medical – Biomedical and Genetic – 1.1%
498,150	Incyte Corp., Ltd.*	7,895,677
400,270	Seattle Genetics, Inc.*	6,232,204
		14,127,881
Medical – Drugs – 0.5%
883,573	Achillion Pharmaceuticals, Inc.*	6,317,547
Medical Information Systems – 1.4%
356,065	athenahealth, Inc.*	16,069,213
64,900	ePocrates, Inc.*	1,285,020
		17,354,233
Medical Instruments – 3.5%
749,885	Conceptus, Inc.*	10,835,838
433,660	NuVasive, Inc.*	10,980,271
238,405	Techne Corp.	17,069,798
235,185	Volcano Corp.*	6,020,736
		44,906,643
Medical Labs and Testing Services – 0.8%
439,416	Bio-Reference Labs, Inc.*	9,860,495
Medical Products – 1.7%
817,140	PSS World Medical, Inc.*	22,185,351
Oil – Field Services – 2.4%
616,689	PAA Natural Gas Storage L.P.	14,516,859
463,290	Targa Resources Corp.	16,789,630
		31,306,489
Oil Field Machinery and Equipment – 3.1%
490,270	Dresser-Rand Group, Inc.*	26,288,277
168,550	Dril-Quip, Inc.*	13,320,507
		39,608,784
Patient Monitoring Equipment – 1.4%
531,645	Masimo Corp.*	17,597,449
Pharmacy Services – 2.5%
295,645	Catalyst Health Solutions, Inc.*	16,535,425
287,195	SXC Health Solutions Corp. (U.S. Shares)*	15,738,286
		32,273,711
Pipelines – 2.1%
385,265	Copano Energy LLC	13,715,434
339,820	DCP Midstream Partners L.P.	13,762,710
		27,478,144
Printing – Commercial – 2.2%
544,963	VistaPrint N.V. (U.S. Shares)*	28,283,580
Real Estate Management/Services – 1.0%
568,477	LPS Brasil Consultoria de Imoveis S.A.	13,341,914
Recreational Vehicles – 1.4%
209,948	Polaris Industries, Inc.	18,269,675
Retail – Automobile – 0.4%
276,522	Rush Enterprises, Inc.*	4,808,718
Retail – Building Products – 0.8%
421,530	Lumber Liquidators Holdings, Inc.*	10,534,035
Retail – Convenience Stores – 0.8%
255,195	Casey’s General Stores, Inc.	9,952,605
Retail – Discount – 0.7%
487,873	Gordmans Stores, Inc.*	8,649,988
Retail – Petroleum Products – 1.9%
614,325	World Fuel Services Corp.	24,947,738
Retail – Sporting Goods – 0.9%
330,065	Hibbett Sports, Inc.*	11,819,628
Theaters – 1.5%
1,025,642	National CineMedia, Inc.	19,148,736
Transportation – Marine – 0.1%
1,368,193	Horizon Lines, Inc. – Class A*,£	1,162,964
Transportation – Services – 1.0%
352,270	HUB Group, Inc.*	12,748,651
Transportation – Truck – 2.5%
299,158	Landstar System, Inc.	13,665,537
518,885	Old Dominion Freight Line, Inc.*	18,207,675
		31,873,212
Virtual Reality Products – 1.0%
473,371	RealD, Inc.*	12,951,431
Water Treatment Systems – 0.9%
432,790	Nalco Holding Co.	11,819,495
Web Hosting/Design – 0.7%
700,530	NIC, Inc.*	8,728,604
Wireless Equipment – 1.5%
487,690	SBA Communications Corp. – Class A*	19,351,539

Total Common Stock (cost $882,018,168)		1,245,434,242

Warrant – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12*,°° ,§ (cost $198,682)	132,454

Money Market – 3.3%
41,990,589	Janus Cash Liquidity Fund LLC, 0% (cost $41,990,589)	41,990,589

Total Investments (total cost $924,207,439) – 100.3%		1,287,557,285

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(4,171,473)

Net Assets – 100%		$1,283,385,812

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 113

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$13,341,914	1.0%
Canada	77,528,849	6.0%
Netherlands	28,283,580	2.2%
United States††	1,168,402,942	90.8%

Total	$1,287,557,285	100.0%

††	Includes Cash Equivalents (87.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

114 | MARCH 31, 2011

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Janus Growth & Core Funds | 115

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2011 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$5,811,197	$3,720,921	$2,004,752	$5,265,810	$6,806,710	$3,278,744	$2,896,638	$1,608,382	$6,894,475	$924,207
Unaffiliated investments at value	$6,610,785	$3,636,656	$2,723,563	$6,222,258	$8,415,681	$4,156,018	$3,545,712	$1,754,170	$8,712,274	$1,216,238
Affiliated investments at value	38,386	337,133	136,932	253,226	158,053	2,410	84,951	191,797	331,897	71,319
Cash	–	790	251	683	7,172	187	53	646	516	–
Cash denominated in foreign currency(1)	–	1,924	–	–	–	–	1,239	–	–	–
Restricted cash (Note 1)	–	28,640	–	6,977	10,359	–	–	–	9,138	–
Deposits with broker for short sales	–	–	–	–	–	–	–	5,355	–	–
Receivables:
Investments sold	117,526	63,663	3,549	11,777	19	64,964	42,514	456	15,749	–
Fund shares sold	11,506	580	3,111	13,595	8,116	1,312	1,309	11,594	1,620	218
Dividends	6,784	2,930	895	10,499	14,203	6,290	5,441	292	14,509	154
Foreign dividend tax reclaim	1,889	882	–	1,537	2,463	3,115	1,077	1	2,492	–
Interest	31,518	–	–	–	–	1,807	–	–	–	148
Outstanding swap contracts at value	–	3,286	–	–	15,778	–	–	–	–	–
Dividends and interest on swap contracts	–	14	–	–	–	–	–	–	–	–
Non-interested Trustees’ deferred compensation	165	99	71	159	212	122	89	47	223	32
Other assets	513	89	307	161	460	486	142	2	264	5
Forward currency contracts	881	357	–	–	553	705	1,700	–	–	–
Total Assets	6,819,953	4,077,043	2,868,679	6,520,872	8,633,069	4,237,416	3,684,227	1,964,360	9,088,682	1,288,114
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	–	–	6,176	–	–
Options written, at value(3)	–	35,309	–	6,740	17,972	–	–	–	9,260	–
Due to custodian	9,447	–	–	–	–	–	–	–	–	–
Investments purchased	92,844	40,995	–	34,350	11,518	24,656	63,860	33,473	46,310	2,684
Fund shares repurchased	9,388	5,405	2,322	66,190	6,231	4,338	3,606	1,534	5,932	848
Dividends	1,970	14	5	–	–	185	–	–	–	–
Outstanding swap contracts at value	–	652	–	–	–	–	–	–	–	–
Dividends and interest on swap contracts	–	14	–	–	–	–	–	–	–	–
Advisory fees	3,087	1,627	1,521	3,427	4,327	2,081	1,670	966	4,893	671
Administrative services fees	971	566	363	696	1,078	621	523	247	1,346	152
Distribution fees and shareholder servicing fees	732	68	114	1,405	155	33	2	79	–	–
Administrative, networking and omnibus fees	128	97	264	623	–	21	2	12	–	–
Non-interested Trustees’ fees and expenses	13	20	17	20	39	19	14	6	47	4
Non-interested Trustees’ deferred compensation fees	165	99	71	159	212	122	89	47	223	32
Accrued expenses and other payables	745	1,062	905	666	3,396	1,573	1,007	170	3,347	337
Forward currency contracts	268	–	1,021	–	5,401	81	1,292	–	–	–
Total Liabilities	119,758	85,928	6,603	114,276	50,329	33,730	72,065	42,710	71,358	4,728
Net Assets	$6,700,195	$3,991,115	$2,862,076	$6,406,596	$8,582,740	$4,203,686	$3,612,162	$1,921,650	$9,017,324	$1,283,386

See Notes to Financial Statements.

See footnotes at the end of the Statements.

116 | MARCH 31, 2011

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2011 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,776,611	$4,304,535	$2,296,158	$5,850,487	$8,352,815	$4,109,471	$3,496,212	$1,545,009	$6,050,628	$939,863
Undistributed net investment income/(loss)*	8,286	(50)	(4,807)	10,810	21,394	1,538	9,035	(858)	(3,743)	(1,494)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	76,351	(576,783)	(284,000)	(662,003)	(1,567,086)	(788,096)	(627,646)	40,733	823,959	(18,334)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	838,947	263,413	854,725	1,207,302	1,775,617	880,773	734,561	336,766	2,146,480	363,351
Total Net Assets	$6,700,195	$3,991,115	$2,862,076	$6,406,596	$8,582,740	$4,203,686	$3,612,162	$1,921,650	$9,017,324	$1,283,386
Net Assets - Class A Shares	$582,471	$70,468	$81,719	$774,988	$661,027	$24,498	$6,011	$141,181	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,438	4,750	1,304	22,682	22,099	756	197	7,901	N/A	N/A
Net Asset Value Per Share(5)	$25.96	$14.83	$62.65	$34.17	$29.91	$32.41	$30.56	$17.87	N/A	N/A
Maximum Offering Price Per Share(6)	$27.54	$15.73	$66.47	$36.25	$31.73	$34.39	$32.42	$18.96	N/A	N/A
Net Assets - Class C Shares	$479,828	$57,628	$27,133	$572,150	$6,184	$12,953	$848	$58,734	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,499	3,933	439	17,550	208	401	28	3,316	N/A	N/A
Net Asset Value Per Share(5)	$25.94	$14.65	$61.83	$32.60	$29.68	$32.31	$30.25	$17.71	N/A	N/A
Net Assets - Class D Shares	$1,062,163	$2,115,480	$972,304	N/A	$5,049,386	$2,239,848	$1,975,538	$480,293	$5,137,415	$1,031,171
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,905	142,340	15,445	N/A	168,353	69,119	64,407	26,824	77,297	17,173
Net Asset Value Per Share	$25.97	$14.86	$62.95	N/A	$29.99	$32.41	$30.67	$17.91	$66.46	$60.04
Net Assets - Class I Shares	$451,580	$128,084	$502,344	$1,819,883	$167,794	$55,567	$92,590	$221,907	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,395	8,619	7,963	52,864	5,593	1,715	3,020	12,359	N/A	N/A
Net Asset Value Per Share	$25.96	$14.86	$63.08	$34.43	$30.00	$32.40	$30.66	$17.96	N/A	N/A
Net Assets - Class R Shares	$156,535	$3,942	$64,573	$257,188	$1,653	$2,974	N/A	$16,638	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,036	267	1,036	7,765	55	92	N/A	932	N/A	N/A
Net Asset Value Per Share	$25.93	$14.76	$62.30	$33.12	$29.84	$32.37	N/A	$17.84	N/A	N/A
Net Assets - Class S Shares	$677,217	$6,020	$232,464	$2,945,558	$79,020	$71,999	$18	$22,851	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,078	406	3,715	87,393	2,637	2,222	1	1,282	N/A	N/A
Net Asset Value Per Share	$25.97	$14.83	$62.57	$33.70	$29.96	$32.41	$30.55	$17.83	N/A	N/A
Net Assets - Class T Shares	$3,290,401	$1,609,493	$981,539	$36,829	$2,617,676	$1,795,847	$1,537,157	$980,046	$3,879,909	$252,215
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,745	108,335	15,609	1,088	87,249	55,422	50,143	54,798	58,380	4,206
Net Asset Value Per Share	$25.96	$14.86	$62.88	$33.84	$30.00	$32.40	$30.66	$17.88	$66.46	$59.97

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $1,923,592 and $1,238,956 for Janus Contrarian Fund and Janus Research Fund, respectively.
(2)	Includes proceeds of $5,354,781 on short sales for Janus Triton Fund.
(3)	Includes premiums of $42,794,398, $4,245,600, $15,227,116 and $5,832,480 on written options for Janus Contrarian Fund, Janus Forty Fund, Janus Fund and Janus Twenty Fund, respectively.
(4)	Net of foreign tax on investments of $198 for Janus Contrarian Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the six-month period ended March 31, 2011 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$59,949	$(319)	$–	$3	$–	$4,540	$–	$–	$3	$–
Interest proceeds from short sales	–	271	–	–	–	–	–	17	–	82
Dividends	33,685	17,511	7,714	47,950	58,876	32,454	23,712	5,163	62,503	3,515
Dividends from affiliates	151	3,243	134	154	123	64	23	146	237	159
Fee income	71	–	–	–	–	–	–	–	–	–
Foreign tax withheld	(456)	(196)	(236)	(323)	(369)	(300)	(304)	(78)	(434)	(63)
Total Investment Income	93,400	20,510	7,612	47,784	58,630	36,758	23,431	5,248	62,309	3,693
Expenses:
Advisory fees	17,338	10,191	8,532	21,506	26,981	11,681	10,164	4,202	29,306	3,751
Shareholder reports expense	479	484	355	430	972	732	580	104	1,163	151
Transfer agent fees and expenses	194	313	254	41	740	539	405	56	807	123
Registration fees	137	77	117	116	90	85	69	83	32	26
Custodian fees	51	291	31	92	124	53	64	18	139	46
Professional fees	49	36	28	50	56	34	32	22	60	23
Non-interested Trustees’ fees and expenses	121	81	51	130	162	73	67	27	177	22
Short sales interest expense	–	89	–	–	2	–	–	3	–	8
Stock loan fees	–	686	–	–	–	–	–	23	–	125
Administrative services fees - Class D Shares	612	1,300	539	N/A	2,983	1,180	1,142	204	3,102	565
Administrative services fees - Class R Shares	171	5	73	324	2	3	N/A	11	N/A	N/A
Administrative services fees - Class S Shares	816	8	292	3,877	100	80	–	15	N/A	N/A
Administrative services fees - Class T Shares	3,886	2,146	1,135	47	3,390	2,109	1,852	864	4,985	288
Distribution fees and shareholder servicing fees - Class A Shares	686	93	100	1,056	631	26	4	101	N/A	N/A
Distribution fees and shareholder servicing fees - Class C Shares	2,169	310	128	2,991	29	38	2	150	N/A	N/A
Distribution fees and shareholder servicing fees - Class R Shares	342	10	147	649	4	6	N/A	22	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	816	9	292	3,716	100	80	–	15	N/A	N/A
Administrative, networking and omnibus fees - Class A Shares	310	46	82	472	547	11	1	43	N/A	N/A
Administrative, networking and omnibus fees - Class C Shares	194	40	23	392	5	3	–	16	N/A	N/A
Administrative, networking and omnibus fees - Class I Shares	100	22	103	528	65	17	24	65	N/A	N/A
Other expenses	198	116	79	318	328	95	92	40	944	30
Non-recurring costs (Note 4)	1	N/A	N/A	N/A	3	N/A	N/A	N/A	N/A	–
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	N/A	N/A	N/A	(3)	N/A	N/A	N/A	N/A	–
Total Expenses	28,669	16,353	12,361	36,735	37,311	16,845	14,498	6,084	40,715	5,158
Expense and Fee Offset	(1)	(1)	(1)	(5)	(16)	–	(1)	(1)	(7)	–
Net Expenses	28,668	16,352	12,360	36,730	37,295	16,845	14,497	6,083	40,708	5,158
Less: Excess Expense Reimbursement	–	–	–	(85)	(279)	(46)	N/A	–	N/A	N/A
Net Expenses after Expense Reimbursement	28,668	16,352	12,360	36,645	37,016	16,799	14,497	6,083	40,708	5,158
Net Investment Income/(Loss)	64,732	4,158	(4,748)	11,139	21,614	19,959	8,934	(835)	21,601	(1,465)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	83,453	348,419	148,705	518,960	782,306	100,157	309,602	56,173	1,019,850	128,108
Net realized gain/(loss) from short sales	–	34,668	–	–	(6,963)	–	–	–	–	–
Net realized gain/(loss) from swap contracts	–	(31,750)	–	–	–	–	–	–	–	–
Net realized gain/(loss) from written options contracts	–	(23,968)	–	8,953	30,150	–	–	–	12,526	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	319,284	(70,080)	342,696	125,706	134,858	491,601	214,172	221,919	(150,173)	155,400
Net Gain on Investments	402,737	257,289	491,401	653,619	940,351	591,758	523,774	278,092	882,203	283,508
Net Increase in Net Assets Resulting from Operations	$467,469	$261,447	$486,653	$664,758	$961,965	$611,717	$532,708	$277,257	$903,804	$282,043

(1)	Net of foreign tax on investments of $198 for Janus Contrarian Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period or fiscal
year ended September 30, 2010 and the fiscal	Janus			Janus			Janus			Janus					Janus Growth and
year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund			Forty Fund		Janus Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$64,732	$119,375	$82,015	$4,158	$10,400	$304	$(4,748)	$(4,469)	$(1,440)	$11,139	$(22,087)	$21,614	$29,112	$36,057	$19,959	$38,155	$39,564
Net realized gain/(loss) from investment and foreign currency transactions	83,453	291,800	(66,509)	348,419	306,637	(970,261)	148,705	126,663	(248,916)	518,960	10,749	782,306	316,096	(1,697,312)	100,157	291,633	(627,685)
Net realized gain/(loss) from futures contracts	–	(1,698)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	34,668	20,478	(5,566)	–	–	–	–	–	(6,963)	–	–	–	–	–
Net realized gain/(loss) from swap contracts	–	–	–	(31,750)	–	–	–	–	–	–	–	–	–	–	–	–	–
Net realized gain/(loss) from written options contracts	–	–	–	(23,968)	(17,157)	(239,677)	–	–	–	8,953	(5,440)	30,150	10,659	30,877	–	–	(59,830)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non- interested Trustees’ deferred compensation	319,284	47,278	656,231	(70,080)	408,217	1,525,672	342,696	370,273	538,854	125,706	81,689	134,858	606,467	2,960,657	491,601	(16,797)	1,310,185
Net Increase in Net Assets Resulting from Operations	467,469	456,755	671,737	261,447	728,575	310,472	486,653	492,467	288,498	664,758	64,911	961,965	962,334	1,330,279	611,717	312,991	662,234
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(5,471)	(9,123)	(1,386)	(83)	–	–	–	–	–	–	–	(2,258)	(45)	–	(101)	(172)	(21)
Class C Shares	(3,054)	(4,858)	(685)	–	–	–	–	–	–	–	–	–	–	–	(12)	(17)	–
Class D Shares	(10,995)	(16,749)	N/A	(6,519)	–	N/A	–	–	N/A	N/A	N/A	(19,068)	–	N/A	(10,725)	(16,011)	N/A
Class I Shares	(4,673)	(5,405)	(278)	(543)	(83)	–	–	–	–	–	–	(772)	(43)	–	(394)	(589)	(3)
Class R Shares	(1,158)	(1,514)	(152)	–	–	–	–	–	–	–	–	–	–	–	(7)	(11)	–
Class S Shares	(6,009)	(10,615)	(1,946)	–	–	–	–	–	–	–	–	(44)	–	–	(236)	(413)	(49)
Class T Shares	(32,354)	(62,732)	(87,861)	(3,768)	(1,643)	(18,634)	–	–	–	–	–	(5,959)	(5,694)	(96,855)	(8,403)	(20,758)	(37,774)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(16,369)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	(13,293)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	(30,405)	–	N/A	–	–	N/A	–	–	N/A	N/A	N/A	–	–	N/A	–	–	N/A
Class I Shares	(11,791)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class R Shares	(3,899)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class S Shares	(19,506)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	(92,149)	–	(68,357)	–	–	(127,435)	–	–	–	–	–	–	–	–	–	–	–
Return of Capital
Class A Shares	N/A	N/A	(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	(16)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	N/A	N/A	(407)	N/A	N/A	(1,859)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(251,126)	(110,996)	(161,108)	(10,913)	(1,726)	(147,928)	–	–	–	–	–	(28,101)	(5,782)	(96,855)	(19,878)	(37,971)	(37,847)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31,
2011 (unaudited), the eleven-month fiscal
period or fiscal year ended September 30, 2010	Janus			Janus			Janus			Janus					Janus Growth and
and the fiscal year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund			Forty Fund		Janus Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Capital Share Transactions:
Shares Sold
Class A Shares	118,606	257,304	94,630	9,822	16,278	5,459	14,222	18,198	9,110	116,824	409,241	276,528	400,646	1,978	1,331	4,343	1,116
Class C Shares	85,841	197,765	80,039	3,694	6,850	2,844	3,084	3,454	2,479	48,293	229,061	763	1,967	494	1,099	657	491
Class D Shares	70,038	64,129	N/A	46,353	66,604	N/A	50,257	21,305	N/A	N/A	N/A	58,268	62,096	N/A	38,414	40,699	N/A
Class I Shares	180,688	304,591	62,887	26,818	81,291	43,446	67,152	164,617	72,432	478,709	1,622,173	31,160	126,435	14,638	8,691	88,553	5,901
Class R Shares	51,686	89,362	29,554	524	1,605	196	10,536	11,607	7,905	39,442	128,881	481	696	293	670	587	215
Class S Shares	121,807	224,905	67,087	779	4,985	1,786	34,063	35,464	21,057	317,755	971,601	7,301	17,862	5,527	5,303	9,574	3,369
Class T Shares	471,657	935,393	1,099,177	155,575	242,574	350,283	109,815	109,718	229,687	15,838	32,420	133,830	598,238	1,032,025	59,261	178,733	245,940
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	936,232	N/A	N/A	2,080,949	N/A	N/A	750,188	N/A	N/A	N/A	N/A	4,642,645	N/A	N/A	1,816,551	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	230,834	N/A	N/A	90,442	N/A	N/A	81,741	N/A	N/A	N/A	N/A	6,877	8,348	N/A	33,776
Class C Shares	N/A	N/A	157,683	N/A	N/A	76,851	N/A	N/A	21,758	N/A	N/A	N/A	N/A	4,751	5,460	N/A	3,384
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	272,792	N/A	N/A
Class I Shares	N/A	N/A	46,096	N/A	N/A	16,860	N/A	N/A	365,389	N/A	N/A	N/A	N/A	18,670	3,995	N/A	1,370
Class R Shares	N/A	N/A	25,133	N/A	N/A	2,074	N/A	N/A	33,459	N/A	N/A	N/A	N/A	590	526	N/A	2,645
Class S Shares	N/A	N/A	409,342	N/A	N/A	4,907	N/A	N/A	190,930	N/A	N/A	N/A	N/A	74,574	9,635	N/A	48,609
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	153,539	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	18,354	7,638	1,129	77	–	–	–	–	–	–	–	2,255	44	–	98	166	20
Class C Shares	11,692	3,465	499	–	–	–	–	–	–	–	–	–	–	–	10	14	–
Class D Shares	40,493	16,329	N/A	6,395	–	N/A	–	–	N/A	N/A	N/A	18,418	–	N/A	10,447	15,591	N/A
Class I Shares	12,310	3,547	260	419	41	–	–	–	–	–	–	740	35	–	362	527	3
Class R Shares	4,426	1,286	120	–	–	–	–	–	–	–	–	–	–	–	7	11	–
Class S Shares	25,419	10,556	1,944	–	–	–	–	–	–	–	–	44	–	–	231	406	48
Class T Shares	122,894	61,893	153,711	3,691	1,609	143,558	–	–	–	–	–	5,821	5,562	94,594	8,191	20,329	36,921
Shares Repurchased
Class A Shares	(86,590)	(92,815)	(38,326)	(16,968)	(24,064)	(17,010)	(23,190)	(32,499)	(15,927)	(281,200)	(1,019,197)	(49,992)	(35,565)	(2,632)	(2,901)	(6,296)	(2,625)
Class C Shares	(45,206)	(57,435)	(9,932)	(12,935)	(18,835)	(7,338)	(3,963)	(6,170)	(2,119)	(147,625)	(158,562)	(909)	(2,319)	(343)	(1,265)	(951)	(408)
Class D Shares	(67,502)	(71,904)	N/A	(200,357)	(176,029)	N/A	(56,482)	(58,771)	N/A	N/A	N/A	(280,995)	(284,060)	N/A	(147,855)	(162,170)	N/A
Class I Shares	(57,986)	(116,688)	(7,118)	(32,992)	(28,142)	(2,630)	(67,633)	(253,546)	(39,192)	(744,051)	(508,466)	(16,308)	(23,961)	(1,314)	(31,289)	(31,861)	(165)
Class R Shares	(24,926)	(24,987)	(8,626)	(726)	(717)	(241)	(8,503)	(13,036)	(3,932)	(48,073)	(47,197)	(290)	(290)	(102)	(708)	(523)	(358)
Class S Shares	(110,942)	(157,862)	(42,738)	(2,196)	(3,500)	(2,864)	(58,105)	(84,325)	(19,809)	(667,215)	(890,309)	(13,242)	(35,616)	(15,612)	(17,002)	(22,676)	(7,540)
Class T Shares	(369,436)	(749,804)	(567,449)	(356,110)	(640,761)	(947,072)	(109,035)	(291,695)	(344,565)	(11,612)	(3,619)	(634,489)	(1,899,856)	(1,775,700)	(323,289)	(584,663)	(621,124)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(936,232)	N/A	N/A	(2,080,949)	N/A	N/A	(750,188)	N/A	N/A	N/A	N/A	(4,642,645)	N/A	N/A	(1,816,551)	N/A
Net Increase/(Decrease) from Capital Share Transactions	573,323	906,668	1,785,936	(368,137)	(470,211)	(238,449)	(37,782)	(375,679)	610,403	(882,915)	766,027	(460,616)	(1,068,086)	(540,692)	64,101	(448,950)	(248,412)
Net Increase/(Decrease) in Net Assets	789,666	1,252,427	2,296,565	(117,603)	256,638	(75,905)	448,871	116,788	898,901	(218,157)	830,938	473,248	(111,534)	692,732	655,940	(173,930)	375,975
Net Assets:
Beginning of period	5,910,529	4,658,102	2,361,537	4,108,718	3,852,080	3,927,985	2,413,205	2,296,417	1,397,516	6,624,753	5,793,815	8,109,492	8,221,026	7,528,294	3,547,746	3,721,676	3,345,701
End of period	$6,700,195	$5,910,529	$4,658,102	$3,991,115	$4,108,718	$3,852,080	$2,862,076	$2,413,205	$2,296,417	$6,406,596	$6,624,753	$8,582,740	$8,109,492	$8,221,026	$4,203,686	$3,547,746	$3,721,676

Undistributed Net Investment Income/(Loss)	$8,286	$7,267	$(233)	$(50)	$6,705	$(3,167)	$(4,807)	$(59)	$(56)	$10,810	$(329)	$21,394	$27,881	$5,582	$1,538	$1,456	$2,054

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from October 1, 2009 through September 30, 2010.

See Notes to Financial Statements.

124 | MARCH 31, 2011

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended
September 30, 2010 and the fiscal year ended	Janus Research			Janus Triton			Janus Twenty			Janus Venture
October 31, 2009	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$8,934	$16,640	$14,867	$(835)	$(846)	$169	$21,601	$2,054	$(7,985)	$(1,465)	$(3,973)	$(3,689)
Net realized gain/(loss) from investment and foreign currency transactions	309,602	161,966	(648,661)	56,173	32,996	(15,104)	1,019,850	600,964	7,848	128,108	28,776	(156,432)
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–	–	(31,492)	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	(522)	561	–	–	–	–	(2,436)	90
Net realized gain from swap contracts	–	–	2,642	–	–	–	–	–	–	–	–	–
Net realized gain/(loss) from written options contracts	–	–	596	–	–	77	12,526	(7,779)	831	–	944	(235)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	214,172	310,979	1,180,316	221,919	88,544	72,013	(150,173)	(77,690)	1,724,202	155,400	172,854	371,760
Net Increase in Net Assets Resulting from Operations	532,708	489,585	549,760	277,257	120,172	57,716	903,804	517,549	1,693,404	282,043	196,165	211,494
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(13)	(1)	–	–	(23)	–	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	(2)	–	–	–	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	(9,612)	–	N/A	–	–	N/A	(18,037)	–	N/A	–	–	N/A
Class I Shares	(541)	(50)	–	–	(14)	–	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	–	–	(6)	–	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	(6,716)	(7,477)	(20,900)	–	(548)	(60)	(9,454)	–	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	(1,268)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	–	–	–	(511)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	–	–	N/A	(6,052)	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	(2,730)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	(116)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	–	(211)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	–	–	–	(12,330)	–	–	–	–	–	–	–	–
Return of Capital
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,411)	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(16,884)	(7,528)	(20,900)	(23,218)	(591)	(60)	(27,491)	–	(1,411)	–	–	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended
September 30, 2010 and the fiscal year ended	Janus Research			Janus Triton			Janus Twenty			Janus Venture
October 31, 2009	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Capital Share Transactions:
Shares Sold
Class A Shares	4,267	2,312	89	94,080	29,337	11,395	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	644	118	69	39,584	9,846	2,774	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	41,075	34,246	–	218,918	62,817	N/A	60,847	76,832	N/A	11,284	10,454	N/A
Class I Shares	18,915	64,350	7,266	139,914	72,638	3,786	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	11,384	3,522	407	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	2	41	11	16,665	6,657	3,011	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	115,786	165,088	220,437	499,762	303,834	197,026	145,530	321,540	468,313	12,945	18,669	19,837
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	1,672,245	N/A	N/A	161,950	N/A	N/A	4,995,894	N/A	N/A	780,583	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	5,739	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	3,039	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	774	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	910	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	815	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	13	1	N/A	1,140	23	–	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	2	–	N/A	375	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	9,449	–	N/A	5,985	–	N/A	17,523	–	N/A	–	–	N/A
Class I Shares	486	26	N/A	1,834	6	–	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	90	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	N/A	210	6	–	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	6,627	7,368	20,515	12,249	543	60	9,309	–	1,381	–	–	–
Shares Repurchased
Class A Shares	(424)	(731)	–	(10,039)	(8,146)	(4,824)	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	(27)	(26)	–	(2,967)	(2,274)	(321)	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	(112,301)	(130,052)	N/A	(37,403)	(29,852)	N/A	(336,535)	(278,180)	N/A	(49,221)	(49,802)	N/A
Class I Shares	(11,145)	(6,423)	(92)	(23,575)	(9,095)	(28)	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	(915)	(879)	(114)	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	(39)	–	(2,830)	(5,249)	(128)	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	(159,832)	(332,602)	(470,609)	(96,632)	(97,900)	(60,462)	(511,022)	(898,639)	(816,669)	(22,810)	(47,725)	(70,827)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(1,672,245)	N/A	N/A	(161,950)	N/A	N/A	(4,995,894)	N/A	N/A	(780,583)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(86,463)	(196,323)	(222,314)	867,829	335,834	163,859	(614,348)	(778,447)	(346,975)	(47,802)	(68,404)	(50,990)
Net Increase/(Decrease) in Net Assets	429,361	285,734	306,546	1,121,868	455,415	221,515	261,965	(260,898)	1,345,018	234,241	127,761	160,504
Net Assets:
Beginning of period	3,182,801	2,897,067	2,590,521	799,782	344,367	122,852	8,755,359	9,016,257	7,671,239	1,049,145	921,384	760,880
End of period	$3,612,162	$3,182,801	$2,897,067	$1,921,650	$799,782	$344,367	$9,017,324	$8,755,359	$9,016,257	$1,283,386	$1,049,145	$921,384

Undistributed Net Investment Income/(Loss)	$9,035	$16,985	$7,529	$(858)	$(23)	$92	$(3,743)	$2,147	$(219)	$(1,494)	$(28)	$(22)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period	Janus Balanced Fund			Janus Contrarian Fund
ended October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.10	$23.43	$21.31	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.26	.56	(.05)	–	.01	(.02)
Net gain on investments (both realized and unrealized)	1.63	1.60	2.28	.88	2.28	1.28
Total from Investment Operations	1.89	2.16	2.23	.88	2.29	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.49)	(.11)	(.02)	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.03)	(.49)	(.11)	(.02)	–	–
Net Asset Value, End of Period	$25.96	$25.10	$23.43	$14.83	$13.97	$11.68
Total Return**	7.70%	9.30%	10.43%	6.27%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$582,471	$513,494	$314,935	$70,468	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$549,867	$436,234	$288,992	$74,863	$72,658	$76,549
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.93%	0.89%	0.96%	1.06%	1.36%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.93%	0.89%	0.96%	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%	2.37%	2.35%	0.02%	0.11%	(0.36)%
Portfolio Turnover Rate***	100%	83%	158%	126%	104%	80%

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Enterprise Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.19)	(.11)	–
Net gain on investments (both realized and unrealized)	10.70	9.79	5.83
Total from Investment Operations	10.51	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$62.65	$52.14	$42.46
Total Return**	20.16%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$81,719	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$80,160	$76,703	$79,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.16%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%	(0.41)%	(0.23)%
Portfolio Turnover Rate***	23%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

130 | MARCH 31, 2011

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the fiscal year
ended September 30, 2010, the two-month fiscal
period ended September 30, 2009 and each fiscal	Janus Forty Fund
year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$31.00	$30.52	$29.27	$39.79	$34.52	$28.44	$27.41
Income from Investment Operations:
Net investment income	.12	.12	.01	.03	.03	.04	.06
Net gain/(loss) on investments (both realized and unrealized)	3.05	.36	1.24	(9.30)	5.32	7.11	.97
Total from Investment Operations	3.17	.48	1.25	(9.27)	5.35	7.15	1.03
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.07)	(.03)	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.08)	(1.07)	–
Net Asset Value, End of Period	$34.17	$31.00	$30.52	$29.27	$39.79	$34.52	$28.44
Total Return**	10.23%	1.57%	4.27%	(22.29)%	15.49%	25.58%	3.76%
Net Assets, End of Period (in thousands)	$774,988	$854,798	$1,440,986	$1,328,541	$1,639,379	$654,807	$285,721
Average Net Assets for the Period (in thousands)	$847,103	$956,800	$1,373,788	$1,060,695	$1,152,690	$377,917	$216,262
Ratio of Gross Expenses to Average Net Assets***(4)	1.03%	1.03%	0.97%	0.93%	0.92%	0.95%(5)	0.93%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.03%	1.03%	0.97%	0.93%	0.92%	0.94%(5)	0.93%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	(0.17)%	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%	0.39%
Portfolio Turnover Rate***	49%	40%	22%	53%	40%	22%	55%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period				Janus Growth and
ended September 30, 2010 and the fiscal period ended	Janus Fund			Income Fund(7)
October 31, 2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.81	$23.96	$20.86	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	.06	.05	.01	.15	.25	.03
Net gain/(loss) on investments (both realized and unrealized)	3.18	2.83	3.09	3.91	2.03	3.23
Total from Investment Operations	3.24	2.88	3.10	4.06	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(.14)	(.03)	–	(.15)	(.25)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.14)	(.03)	–	(.15)	(.25)	(.03)
Net Asset Value, End of Period	$29.91	$26.81	$23.96	$32.41	$28.50	$26.47
Total Return**	12.08%	12.03%	14.86%	14.26%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$661,027	$383,332	$4,237	$24,498	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$506,272	$159,151	$5,256	$21,228	$18,803	$19,612
Ratio of Gross Expenses to Average Net Assets***(4)	1.04%	1.06%	1.04%	0.97%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	1.04%	1.06%	1.03%	0.97%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%	0.42%	0.09%	0.96%	0.99%	0.31%
Portfolio Turnover Rate***	98%	44%	60%	77%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2007 and 0.92% and 0.92%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Janus Research Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	.12	.09	.02
Net gain on investments (both realized and unrealized)	4.31	3.80	3.06
Total from Investment Operations	4.43	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(.17)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.17)	(.08)	–
Net Asset Value, End of Period	$30.56	$26.30	$22.49
Total Return**	16.88%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$6,011	$1,805	$88
Average Net Assets for the Period (in thousands)	$3,240	$700	$24
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	1.06%	1.24%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.44%	0.35%	0.02%
Portfolio Turnover Rate***	82%	75%	83%

Class A Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Triton Fund
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.67	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	.03
Net gain on investments (both realized and unrealized)	3.52	3.10	1.31
Total from Investment Operations	3.51	3.09	1.34
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	(.02)	–
Net Asset Value, End of Period	$17.87	$14.67	$11.60
Total Return**	24.09%	26.64%	13.06%
Net Assets, End of Period (in thousands)	$141,181	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$80,592	$23,711	$11,470
Ratio of Gross Expenses to Average Net Assets***(3)	1.05%(4)	1.07%(4)	1.34%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.05%(4)	1.07%(4)	1.33%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.32)%	0.99%
Portfolio Turnover Rate***	43%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.05% and 1.05%, respectively, in 2011, 1.07% and 1.07%, respectively, in 2010 and 1.34% and 1.33%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | MARCH 31, 2011

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.08	$23.40	$21.31	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	.18	.39	(.09)	(.08)	(.10)	(.05)
Net gain on investments (both realized and unrealized)	1.63	1.61	2.25	.89	2.29	1.28
Total from Investment Operations	1.81	2.00	2.16	.81	2.19	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.32)	(.07)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(.95)	(.32)	(.07)	–	–	–
Net Asset Value, End of Period	$25.94	$25.08	$23.40	$14.65	$13.84	$11.65
Total Return**	7.37%	8.58%	10.13%	5.85%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$479,828	$412,414	$248,071	$57,628	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$446,997	$343,327	$208,912	$62,300	$65,635	$67,507
Ratio of Gross Expenses to Average Net Assets***(4)	1.64%	1.64%	1.70%	1.71%	1.85%	2.11%
Ratio of Net Expenses to Average Net Assets***(4)	1.64%	1.63%	1.69%	1.71%	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%	1.66%	1.54%	(0.73)%	(0.69)%	(1.12)%
Portfolio Turnover Rate***	100%	83%	158%	126%	104%	80%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Enterprise Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.40)	(.48)	(.10)
Net gain on investments (both realized and unrealized)	10.58	9.77	5.83
Total from Investment Operations	10.18	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$61.83	$51.65	$42.36
Total Return**	19.71%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$27,133	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$25,731	$22,965	$21,146
Ratio of Gross Expenses to Average Net Assets***(4)	1.88%	1.93%	1.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.88%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.31)%	(1.18)%	(0.98)%
Portfolio Turnover Rate***	23%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$29.69	$29.44	$28.27	$38.78	$33.83	$28.07	$27.25
Income from Investment Operations:
Net investment income/(loss)	(.14)	(.16)	(.01)	(.10)	(.01)	.04	.06
Net gain/(loss) on investments (both realized and unrealized)	3.05	.41	1.18	(9.16)	4.97	6.76	.76
Total from Investment Operations	2.91	.25	1.17	(9.26)	4.96	6.80	.82
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.01)	(1.04)	–
Net Asset Value, End of Period	$32.60	$29.69	$29.44	$28.27	$38.78	$33.83	$28.07
Total Return**	9.80%	0.85%	4.14%	(22.87)%	14.65%	24.62%	3.01%
Net Assets, End of Period (in thousands)	$572,150	$612,674	$542,666	$488,278	$537,822	$139,470	$51,976
Average Net Assets for the Period (in thousands)	$617,670	$613,080	$512,462	$386,072	$320,123	$81,438	$39,687
Ratio of Gross Expenses to Average Net Assets***(4)	1.75%	1.78%	1.75%	1.68%	1.67%	1.70%(5)	1.68%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.78%	1.75%	1.68%	1.67%	1.70%(5)	1.68%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	(1.00)%	(1.40)%	(0.87)%(6)	(0.80)%(6)	(0.42)%	(0.40)%
Portfolio Turnover Rate***	49%	40%	22%	53%	40%	22%	55%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.59	$23.90	$20.86	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.13)	(.05)	.03	.06	(.03)
Net gain/(loss) on investments (both realized and unrealized)	3.15	2.82	3.09	3.89	2.05	3.21
Total from Investment Operations	3.09	2.69	3.04	3.92	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.04)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.04)	(.10)	–
Net Asset Value, End of Period	$29.68	$26.59	$23.90	$32.31	$28.43	$26.42
Total Return**	11.62%	11.26%	14.57%	13.80%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$6,184	$5,687	$5,443	$12,953	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$5,842	$5,919	$5,221	$7,578	$4,999	$4,673
Ratio of Gross Expenses to Average Net Assets***(4)	1.79%	1.78%	1.79%	1.73%	1.74%	1.74%
Ratio of Net Expenses to Average Net Assets***(4)	1.79%	1.78%	1.78%	1.73%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	(0.48)%	(0.69)%	0.28%	0.28%	(0.43)%
Portfolio Turnover Rate***	98%	44%	60%	77%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.67% and 1.67%, respectively, in 2007 and 1.67% and 1.67%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

134 | MARCH 31, 2011

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Janus Research Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	.08	(.03)	.01
Net gain on investments (both realized and unrealized)	4.20	3.73	3.02
Total from Investment Operations	4.28	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.11)	(.06)	–
Net Asset Value, End of Period	$30.25	$26.08	$22.44
Total Return**	16.44%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$848	$176	$69
Average Net Assets for the Period (in thousands)	$460	$133	$25
Ratio of Gross Expenses to Average Net Assets***(3)	1.72%	1.81%	1.94%
Ratio of Net Expenses to Average Net Assets***(3)	1.72%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	(0.26)%	(0.47)%
Portfolio Turnover Rate***	82%	75%	83%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.60	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	–	(.06)	–
Net gain on investments (both realized and unrealized)	3.42	3.06	1.34
Total from Investment Operations	3.42	3.00	1.34
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	–	–
Net Asset Value, End of Period	$17.71	$14.60	$11.60
Total Return**	23.59%	25.86%	13.06%
Net Assets, End of Period (in thousands)	$58,734	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$30,553	$9,957	$4,585
Ratio of Gross Expenses to Average Net Assets***(3)	1.79%(4)	1.79%(4)	2.09%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.79%(4)	1.79%(4)	2.07%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.01)%	(1.03)%	(0.02)%
Portfolio Turnover Rate***	43%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.79% and 1.79%, respectively, in 2011, 1.78% and 1.78%, respectively, in 2010 and 2.09% and 2.07%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended March 31, 2011	Janus Balanced Fund		Janus Contrarian Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$25.10	$24.09	$14.01	$12.96
Income from Investment Operations:
Net investment income/(loss)	.28	.41	.02	.05
Net gain on investments (both realized and unrealized)	1.65	1.03	.87	1.00
Total from Investment Operations	1.93	1.44	.89	1.05
Less Distributions:
Dividends (from net investment income)*	(.28)	(.43)	(.04)	–
Distributions (from capital gains)*	(.78)	–	–	–
Total Distributions	(1.06)	(.43)	(.04)	–
Net Asset Value, End of Period	$25.97	$25.10	$14.86	$14.01
Total Return**	7.83%	6.04%	6.39%	8.10%
Net Assets, End of Period (in thousands)	$1,062,163	$983,757	$2,115,480	$2,134,011
Average Net Assets for the Period (in thousands)	$1,023,000	$960,754	$2,172,872	$2,113,716
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.73%	0.72%	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.73%	0.72%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.22%	2.72%	0.27%	0.52%
Portfolio Turnover Rate***	100%	83%	126%	104%

Class D Shares

For a share outstanding during the six-month period ended March 31, 2011	Janus Enterprise Fund		Janus Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$52.30	$45.90	$26.83	$25.24
Income from Investment Operations:
Net investment income/(loss)	(.08)	.06	.09	.10
Net gain on investments (both realized and unrealized)	10.73	6.34	3.18	1.49
Total from Investment Operations	10.65	6.40	3.27	1.59
Less Distributions:
Dividends (from net investment income)*	–	–	(.11)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.11)	–
Net Asset Value, End of Period	$62.95	$52.30	$29.99	$26.83
Total Return**	20.36%	13.94%	12.20%	6.30%
Net Assets, End of Period (in thousands)	$972,304	$814,176	$5,049,386	$4,706,894
Average Net Assets for the Period (in thousands)	$900,415	$774,796	$4,985,504	$4,678,358
Ratio of Gross Expenses to Average Net Assets***(2)	0.84%	0.88%	0.83%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.84%	0.88%	0.83%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.08)%	0.57%	0.61%
Portfolio Turnover Rate***	23%	24%	98%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

136 | MARCH 31, 2011

Class D Shares

	Janus Growth and
For a share outstanding during the six-month period ended March 31, 2011	Income Fund(1)		Janus Research Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(2)	2011	2010(2)

Net Asset Value, Beginning of Period	$28.50	$27.37	$26.35	$23.74
Income from Investment Operations:
Net investment income/(loss)	.17	.27	.08	.13
Net gain on investments (both realized and unrealized)	3.91	1.11	4.39	2.48
Total from Investment Operations	4.08	1.38	4.47	2.61
Less Distributions:
Dividends (from net investment income)*	(.17)	(.25)	(.15)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.17)	(.25)	(.15)	–
Net Asset Value, End of Period	$32.41	$28.50	$30.67	$26.35
Total Return**	14.34%	5.09%	16.98%	10.99%
Net Assets, End of Period (in thousands)	$2,239,848	$1,783,138	$1,975,538	$1,753,887
Average Net Assets for the Period (in thousands)	$1,972,269	$1,787,046	$1,908,581	$1,700,352
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	0.83%	0.79%	0.90%
Ratio of Net Expenses to Average Net Assets***(3)	0.84%	0.83%	0.79%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.09%	1.56%	0.55%	0.83%
Portfolio Turnover Rate***	77%	47%	82%	75%

Class D Shares

For a share outstanding during the six-month period ended March 31, 2011	Janus Triton Fund		Janus Twenty Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(2)	2011	2010(2)

Net Asset Value, Beginning of Period	$14.69	$12.38	$60.37	$59.05
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.17	.12
Net gain on investments (both realized and unrealized)	3.54	2.30	6.15	1.20
Total from Investment Operations	3.53	2.31	6.32	1.32
Less Distributions:
Dividends (from net investment income)*	–	–	(.23)	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	–	(.23)	–
Net Asset Value, End of Period	$17.91	$14.69	$66.46	$60.37
Total Return**	24.20%	18.66%	10.47%	2.24%
Net Assets, End of Period (in thousands)	$480,293	$226,862	$5,137,415	$4,904,660
Average Net Assets for the Period (in thousands)	$341,294	$192,780	$5,184,339	$4,970,013
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%(4)	0.83%(4)	0.85%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.84%(4)	0.83%(4)	0.85%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	(0.19)%	0.51%	0.31%
Portfolio Turnover Rate***	43%	35%	53%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.83% and 0.83%, respectively, in 2011 and 0.83% and 0.83%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited) and the fiscal	Janus Venture Fund
period ended September 30, 2010	2011	2010(1)

Net Asset Value, Beginning of Period	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	(.06)	.03
Net gain on investments (both realized and unrealized)	12.98	5.48
Total from Investment Operations	12.92	5.51
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$60.04	$47.12
Total Return**	27.42%	13.24%
Net Assets, End of Period (in thousands)	$1,031,171	$842,433
Average Net Assets for the Period (in thousands)	$943,980	$823,838
Ratio of Gross Expenses to Average Net Assets***(2)	0.86%(3)	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.86%(3)	0.87%(3)
Ratio of Net Investment Loss to Average Net Assets***	(0.23)%	(0.39)%
Portfolio Turnover Rate***	66%	64%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.85% and 0.85%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | MARCH 31, 2011

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period	Janus Balanced Fund			Janus Contrarian Fund
ended October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.09	$23.43	$21.31	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	.29	.62	.04	.03	.05	–
Net gain on investments (both realized and unrealized)	1.65	1.60	2.20	.88	2.28	1.28
Total from Investment Operations	1.94	2.22	2.24	.91	2.33	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.56)	(.12)	(.06)	(.02)	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.07)	(.56)	(.12)	(.06)	(.02)	–
Net Asset Value, End of Period	$25.96	$25.09	$23.43	$14.86	$14.01	$11.70
Total Return**	7.89%	9.57%	10.50%	6.49%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$451,580	$304,168	$104,063	$128,084	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$392,973	$223,843	$56,942	$134,684	$94,317	$27,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.63%	0.65%	0.63%	0.62%	0.74%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.63%	0.65%	0.62%	0.62%	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.34%	2.67%	2.57%	0.36%	0.42%	(0.13)%
Portfolio Turnover Rate***	100%	83%	158%	126%	104%	80%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Enterprise Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.05)	.11	.05
Net gain on investments (both realized and unrealized)	10.74	9.77	5.83
Total from Investment Operations	10.69	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$63.08	$52.39	$42.51
Total Return**	20.40%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$502,344	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$463,382	$487,246	$395,409
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.74%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	(0.01)%	0.16%
Portfolio Turnover Rate***	23%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the fiscal year
ended September 30, 2010, the two-month fiscal
period ended September 30, 2009 and each fiscal	Janus Forty Fund
year or period ended July 31	2011	2010	2009(1)	2009(2)	2008	2007	2006(3)(4)

Net Asset Value, Beginning of Period	$31.19	$30.61	$29.34	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income	.14	–	.02	.09	.12	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	3.10	.58	1.25	(9.29)	5.35	7.15	(.49)
Total from Investment Operations	3.24	.58	1.27	(9.20)	5.47	7.22	(.40)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.15)	(.10)	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)	–
Return of capital	N/A	N/A	N/A	–(5)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$34.43	$31.19	$30.61	$29.34	$39.79	$34.48	$28.40
Total Return**	10.39%	1.89%	4.33%	(22.11)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$1,819,883	$1,891,800	$771,852	$688,074	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$1,867,102	$1,607,834	$723,953	$512,019	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(6)	0.73%	0.77%	0.67%	0.67%	0.65%	0.68%(7)	0.69%(7)
Ratio of Net Expenses to Average Net Assets***(6)	0.73%	0.77%	0.67%	0.67%	0.65%	0.68%(7)	0.69%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.68%	(0.03)%	(0.31)%	0.15%(8)	0.22%(8)	0.60%	0.72%
Portfolio Turnover Rate***	49%	40%	22%	53%	40%	22%	55%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period				Janus Growth and
ended September 30, 2010 and the fiscal period ended	Janus Fund			Income Fund(9)
October 31, 2009	2011	2010(10)	2009(11)	2011	2010(10)	2009(11)

Net Asset Value, Beginning of Period	$26.87	$23.96	$20.86	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	.09	.12	.02	.19	.36	.04
Net gain/(loss) on investments (both realized and unrealized)	3.19	2.82	3.08	3.90	2.01	3.24
Total from Investment Operations	3.28	2.94	3.10	4.09	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(.15)	(.03)	–	(.19)	(.35)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.03)	–	(.19)	(.35)	(.04)
Net Asset Value, End of Period	$30.00	$26.87	$23.96	$32.40	$28.50	$26.48
Total Return**	12.22%	12.28%	14.86%	14.37%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$167,794	$135,877	$25,857	$55,567	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$156,285	$93,710	$18,996	$64,363	$44,786	$2,059
Ratio of Gross Expenses to Average Net Assets***(6)	0.77%	0.80%	0.73%	0.70%	0.72%	0.72%
Ratio of Net Expenses to Average Net Assets***(6)	0.77%	0.80%	0.71%	0.70%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.67%	0.31%	1.24%	1.49%	0.42%
Portfolio Turnover Rate***	98%	44%	60%	77%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.
(5)	Return of capital aggregated less than $.01 on a per share basis.
(6)	See Note 6 in Notes to Financial Statements.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.66% and 0.66%, respectively, in 2007 and 0.68% and 0.68%. respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(9)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(10)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(11)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

140 | MARCH 31, 2011

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Research Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income	.09	.18	–
Net gain on investments (both realized and unrealized)	4.38	3.78	3.09
Total from Investment Operations	4.47	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(.19)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.19)	(.08)	–
Net Asset Value, End of Period	$30.66	$26.38	$22.50
Total Return**	16.97%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$92,590	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$83,863	$42,421	$794
Ratio of Gross Expenses to Average Net Assets***(3)	0.70%	0.79%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.70%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.86%	(0.57)%
Portfolio Turnover Rate***	82%	75%	83%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.72	$11.63	$10.26
Income from Investment Operations:
Net investment income	–	.04	.01
Net gain on investments (both realized and unrealized)	3.55	3.09	1.36
Total from Investment Operations	3.55	3.13	1.37
Less Distributions:
Dividends (from net investment income)*	–	(.04)	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	(.04)	–
Net Asset Value, End of Period	$17.96	$14.72	$11.63
Total Return**	24.29%	26.96%	13.35%
Net Assets, End of Period (in thousands)	$221,907	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$150,405	$23,645	$1,277
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%(4)	0.71%(4)	1.01%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.78%(4)	0.71%(4)	0.97%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	0.01%	0.73%
Portfolio Turnover Rate***	43%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.77% and 0.77%, respectively, in 2011, 0.71% and 0.71%, respectively, in 2010 and 1.01% and 0.97%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.08	$23.41	$21.31	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	.22	.47	(.06)	(.03)	(.02)	(.03)
Net gain on investments (both realized and unrealized)	1.62	1.60	2.24	.88	2.26	1.28
Total from Investment Operations	1.84	2.07	2.18	.85	2.24	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.40)	(.08)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(.99)	(.40)	(.08)	–	–	–
Net Asset Value, End of Period	$25.93	$25.08	$23.41	$14.76	$13.91	$11.67
Total Return**	7.48%	8.90%	10.25%	6.11%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$156,535	$120,585	$49,678	$3,942	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$137,319	$83,466	$39,380	$4,033	$3,256	$2,682
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.34%	1.35%	1.34%	1.43%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.34%	1.34%	1.34%	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	1.96%	1.88%	(0.35)%	(0.30)%	(0.68)%
Portfolio Turnover Rate***	100%	83%	158%	126%	104%	80%

Class R Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Enterprise Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.24)	(.24)	(.05)
Net gain on investments (both realized and unrealized)	10.61	9.76	5.83
Total from Investment Operations	10.37	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$62.30	$51.93	$42.41
Total Return**	19.97%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$64,573	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$58,823	$48,548	$41,524
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.47%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.88)%	(0.72)%	(0.58)%
Portfolio Turnover Rate***	23%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

142 | MARCH 31, 2011

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$30.11	$29.76	$28.56	$39.07	$33.99	$28.18	$27.28
Income from Investment Operations:
Net investment income/(loss)	–	(.04)	–	(.02)	(.02)	–	.05
Net gain/(loss) on investments (both realized and unrealized)	3.01	.39	1.20	(9.24)	5.11	6.90	.85
Total from Investment Operations	3.01	.35	1.20	(9.26)	5.09	6.90	.90
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	(.05)	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.01)	(1.09)	–
Net Asset Value, End of Period	$33.12	$30.11	$29.76	$28.56	$39.07	$33.99	$28.18
Total Return**	10.00%	1.18%	4.20%	(22.69)%	14.96%	24.92%	3.30%
Net Assets, End of Period (in thousands)	$257,188	$241,690	$159,146	$144,400	$101,590	$21,923	$6,849
Average Net Assets for the Period (in thousands)	$260,218	$203,710	$151,006	$98,570	$53,811	$12,731	$2,130
Ratio of Gross Expenses to Average Net Assets***(4)	1.43%	1.46%	1.41%	1.41%	1.40%	1.43%(5)	1.45%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.42%	1.46%	1.41%	1.41%	1.39%	1.43%(5)	1.44%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.66)%	(1.05)%	(0.58)%(6)	(0.53)%(6)	(0.15)%	0.05%
Portfolio Turnover Rate***	49%	40%	22%	53%	40%	22%	55%

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.68	$23.91	$20.86	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	(.02)	.08	.15	(.01)
Net gain/(loss) on investments (both realized and unrealized)	3.16	2.79	3.07	3.90	2.03	3.23
Total from Investment Operations	3.16	2.77	3.05	3.98	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.09)	(.15)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.09)	(.15)	(.01)
Net Asset Value, End of Period	$29.84	$26.68	$23.91	$32.37	$28.48	$26.45
Total Return**	11.85%	11.59%	14.62%	13.97%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$1,653	$1,299	$781	$2,974	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$1,484	$1,097	$776	$2,558	$2,026	$1,853
Ratio of Gross Expenses to Average Net Assets***(4)	1.44%	1.47%	1.45%	1.41%	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.44%	1.47%	1.44%	1.41%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	(0.10)%	(0.34)%	0.51%	0.58%	(0.14)%
Portfolio Turnover Rate***	98%	44%	60%	77%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.40% and 1.40%, respectively, in 2007 and 1.42% and 1.42%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.04)	.01
Net gain on investments (both realized and unrealized)	3.48	3.08	1.37
Total from Investment Operations	3.47	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	–	–
Net Asset Value, End of Period	$17.84	$14.68	$11.64
Total Return**	23.80%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$16,638	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$8,822	$2,304	$983
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%(4)	1.46%(4)	1.81%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.45%(4)	1.45%(4)	1.80%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate***	43%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.44% and 1.44%, respectively, in 2011, 1.45% and 1.45%, respectively, in 2010 and 1.81% and 1.80%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

144 | MARCH 31, 2011

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period
ended September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.11	$23.42	$21.31	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.25	.51	(.06)	(.01)	.01	(.02)
Net gain on investments (both realized and unrealized)	1.63	1.62	2.26	.88	2.27	1.28
Total from Investment Operations	1.88	2.13	2.20	.87	2.28	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.44)	(.09)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.02)	(.44)	(.09)	–	–	–
Net Asset Value, End of Period	$25.97	$25.11	$23.42	$14.83	$13.96	$11.68
Total Return**	7.62%	9.17%	10.33%	6.23%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$677,217	$618,469	$502,602	$6,020	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$654,693	$583,340	$480,565	$6,865	$7,644	$4,551
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.09%	1.10%	1.09%	1.18%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.09%	1.09%	1.09%	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%	2.20%	2.15%	(0.10)%	(0.02)%	(0.46)%
Portfolio Turnover Rate***	100%	83%	158%	126%	104%	80%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Enterprise Fund
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.22)	(.15)	.02
Net gain on investments (both realized and unrealized)	10.70	9.79	5.84
Total from Investment Operations	10.48	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$62.57	$52.09	$42.45
Total Return**	20.12%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$232,464	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$234,098	$213,868	$215,750
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.63)%	(0.48)%	(0.34)%
Portfolio Turnover Rate***	23%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
fiscal year ended September 30, 2010, the
two-month fiscal period ended September 30,	Janus Forty Fund
2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$30.60	$30.17	$28.94	$39.47	$34.27	$28.30	$27.34
Income from Investment Operations:
Net investment income/(loss)	.04	(.02)	–	(.01)	(.01)	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	3.06	.45	1.23	(9.27)	5.24	7.00	.94
Total from Investment Operations	3.10	.43	1.23	(9.28)	5.23	7.03	.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.02)	(.02)	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.03)	(1.06)	–
Net Asset Value, End of Period	$33.70	$30.60	$30.17	$28.94	$39.47	$34.27	$28.30
Total Return**	10.13%	1.43%	4.25%	(22.51)%	15.24%	25.27%	3.51%
Net Assets, End of Period (in thousands)	$2,945,558	$2,994,743	$2,878,790	$2,821,241	$3,910,499	$2,671,702	$1,440,502
Average Net Assets for the Period (in thousands)	$3,109,791	$2,964,526	$2,835,097	$2,383,060	$3,535,839	$1,966,832	$1,326,557
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%	1.20%	1.16%	1.15%	1.14%	1.18%(5)	1.18%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.16%	1.20%	1.16%	1.15%	1.14%	1.18%(5)	1.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.26%	(0.42)%	(0.80)%	(0.34)%(6)	(0.21)%(6)	0.09%	0.08%
Portfolio Turnover Rate***	49%	40%	22%	53%	40%	22%	55%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2011 (unaudited), the eleven-month fiscal period				Janus Growth and
ended September 30, 2010 and the fiscal period ended	Janus Fund			Income Fund(7)
October 31, 2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.77	$23.95	$20.86	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income/(loss)	.03	.01	–	.13	.22	.01
Net gain/(loss) on investments (both realized and unrealized)	3.18	2.81	3.09	3.89	2.03	3.23
Total from Investment Operations	3.21	2.82	3.09	4.02	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–	(.12)	(.20)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	–	–	(.12)	(.20)	(.02)
Net Asset Value, End of Period	$29.96	$26.77	$23.95	$32.41	$28.51	$26.46
Total Return**	11.98%	11.77%	14.81%	14.11%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$79,020	$76,034	$84,350	$71,999	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$79,983	$79,758	$85,637	$63,821	$63,457	$66,895
Ratio of Gross Expenses to Average Net Assets***(4)	1.19%	1.25%	1.20%	1.17%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.19%	1.25%	1.19%	1.17%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	0.04%	(0.08)%	0.77%	0.81%	0.10%
Portfolio Turnover Rate***	98%	44%	60%	77%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.15% and 1.15%, respectively, in 2007 and 1.17% and 1.17%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

146 | MARCH 31, 2011

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the eleven-	Janus Research Fund
month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	.02	.13	–
Net gain on investments (both realized and unrealized)	4.37	3.70	3.05
Total from Investment Operations	4.39	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(.05)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.05)	(.08)	–
Net Asset Value, End of Period	$30.55	$26.21	$22.46
Total Return**	16.76%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$18	$13	$11
Average Net Assets for the Period (in thousands)	$17	$17	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.14%	1.25%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.38%	(0.24)%
Portfolio Turnover Rate***	82%	75%	83%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited), the	Janus Triton Fund
eleven-month fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.65	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	–	(.03)	.01
Net gain on investments (both realized and unrealized)	3.49	3.10	1.33
Total from Investment Operations	3.49	3.07	1.34
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	(.02)	–
Net Asset Value, End of Period	$17.83	$14.65	$11.60
Total Return**	23.99%	26.45%	13.06%
Net Assets, End of Period (in thousands)	$22,851	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$12,322	$5,740	$2,245
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%(4)	1.23%(4)	1.59%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.20%(4)	1.23%(4)	1.57%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.48)%	0.70%
Portfolio Turnover Rate***	43%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.19% and 1.19%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.59% and 1.57%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Balanced Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$25.10	$23.42	$20.58	$27.00	$24.07	$21.62	$20.33
Income from Investment Operations:
Net investment income	.26	.58	.36	.59	.59	.43	.42
Net gain/(loss) on investments (both realized and unrealized)	1.64	1.61	3.80	(5.58)	2.91	2.45	1.28
Total from Investment Operations	1.90	2.19	4.16	(4.99)	3.50	2.88	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	(.51)	(.74)	(.59)	(.57)	(.43)	(.41)
Distributions (from capital gains)*	(.78)	–	(.58)	(.84)	–	–	–
Return of capital	N/A	N/A	–(2)	N/A	N/A	N/A	N/A
Total Distributions and Other	(1.04)	(.51)	(1.32)	(1.43)	(.57)	(.43)	(.41)
Net Asset Value, End of Period	$25.96	$25.10	$23.42	$20.58	$27.00	$24.07	$21.62
Total Return**	7.75%	9.43%	21.56%	(19.34)%	14.73%	13.41%	8.43%
Net Assets, End of Period (in thousands)	$3,290,401	$2,957,642	$3,438,753	$2,361,537	$2,786,455	$2,478,237	$2,507,307
Average Net Assets for the Period (in thousands)	$3,117,188	$3,136,111	$2,749,762	$2,733,572	$2,593,935	$2,499,295	$2,720,829
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.82%	0.82%	0.79%	0.79%	0.82%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.82%	0.82%	0.79%	0.79%	0.81%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.13%	2.43%	2.72%	2.42%	2.34%	1.85%	1.93%
Portfolio Turnover Rate***	100%	83%	158%	109%	60%	50%	47%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Contrarian Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$14.00	$11.69	$10.90	$21.19	$17.44	$14.20	$11.74
Income from Investment Operations:
Net investment income	.01	–	–	.07	.06	.21	.05
Net gain/(loss) on investments (both realized and unrealized)	.88	2.32	1.22	(9.40)	5.71	3.25	2.44
Total from Investment Operations	.89	2.32	1.22	(9.33)	5.77	3.46	2.49
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.01)	(.05)	(.08)	(.21)	(.04)	(.03)
Distributions (from capital gains)*	–	–	(.37)	(.88)	(1.81)	(.18)	–
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.03)	(.01)	(.43)	(.96)	(2.02)	(.22)	(.03)
Net Asset Value, End of Period	$14.86	$14.00	$11.69	$10.90	$21.19	$17.44	$14.20
Total Return**	6.37%	19.81%	12.35%	(46.02)%	36.17%	24.60%	21.19%
Net Assets, End of Period (in thousands)	$1,609,493	$1,701,378	$3,655,102	$3,927,985	$8,452,208	$4,002,929	$2,906,324
Average Net Assets for the Period (in thousands)	$1,721,880	$2,454,799	$3,398,196	$7,251,667	$6,378,807	$3,511,568	$2,716,329
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	0.91%	1.01%(4)	1.01%	0.97%	0.95%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	0.84%	0.91%	1.00%(4)	1.00%	0.96%	0.94%	0.93%
Ratio of Net Investment Income to Average Net Assets***	0.14%	0.16%	0.02%	0.43%	0.38%	1.41%	0.45%
Portfolio Turnover Rate***	126%	104%	80%	52%	28%	39%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

148 | MARCH 31, 2011

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30,	Janus Enterprise Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$52.27	$42.50	$35.71	$59.39	$45.65	$39.48	$33.73
Income from Investment Operations:
Net investment income/(loss)	(.11)	(.04)	(.01)	.05	(.01)	(.04)	–
Net gain/(loss) on investments (both realized and unrealized)	10.72	9.81	6.80	(23.73)	13.75	6.21	5.75
Total from Investment Operations	10.61	9.77	6.79	(23.68)	13.74	6.17	5.75
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–	–
Net Asset Value, End of Period	$62.88	$52.27	$42.50	$35.71	$59.39	$45.65	$39.48
Total Return**	20.30%	22.99%	19.01%	(39.87)%	30.10%	15.63%	17.05%
Net Assets, End of Period (in thousands)	$981,539	$816,087	$1,521,578	$1,397,516	$2,233,224	$1,743,616	$1,703,542
Average Net Assets for the Period (in thousands)	$910,822	$1,074,011	$1,335,838	$2,025,505	$1,926,163	$1,778,532	$1,728,579
Ratio of Gross Expenses to Average Net Assets***(2)	0.95%	0.95%	0.99%	0.92%	0.94%	1.00%	0.96%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%	0.95%	0.98%	0.92%	0.93%	0.99%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.23)%	(0.09)%	0.04%	(0.04)%	(0.24)%	(0.30)%
Portfolio Turnover Rate***	23%	24%	41%	69%	32%	40%	28%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2011 (unaudited),
the fiscal year ended September 30, 2010, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	.08	.02	(.09)	.09
Net gain/(loss) on investments (both realized and unrealized)	3.07	.49	1.32	2.99
Total from Investment Operations	3.15	.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$33.84	$30.69	$30.18	$28.95
Total Return**	10.26%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$36,829	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$37,277	$10,232	$76	$1
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	1.02%	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	(0.11)%	(0.80)%	1.38%(5)
Portfolio Turnover Rate***	49%	40%	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30,	Janus Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.82	$23.95	$20.35	$33.66	$27.43	$24.44	$22.69
Income from Investment Operations:
Net investment income	.08	.09	.11	.18	.16	.09	.02
Net gain/(loss) on investments (both realized and unrealized)	3.16	2.80	3.76	(13.33)	6.17	2.92	1.73
Total from Investment Operations	3.24	2.89	3.87	(13.15)	6.33	3.01	1.75
Less Distributions:
Dividends (from net investment income)*	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)	–
Net Asset Value, End of Period	$30.00	$26.82	$23.95	$20.35	$33.66	$27.43	$24.44
Total Return**	12.10%	12.06%	19.35%	(39.24)%	23.12%	12.31%	7.71%
Net Assets, End of Period (in thousands)	$2,617,676	$2,800,369	$8,100,358	$7,528,294	$13,038,747	$11,208,629	$11,142,921
Average Net Assets for the Period (in thousands)	$2,719,277	$5,138,181	$7,312,389	$10,973,577	$11,816,878	$11,232,055	$12,310,464
Ratio of Gross Expenses to Average Net Assets***(2)	0.94%	0.94%	0.89%	0.88%	0.88%	0.90%	0.88%
Ratio of Net Expenses to Average Net Assets***(2)	0.94%	0.94%	0.88%	0.87%	0.87%	0.90%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.44%	0.21%	0.49%	0.60%	0.52%	0.34%	0.07%
Portfolio Turnover Rate***	98%	44%	60%	95%	32%	69%	78%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended	Janus Growth and
September 30, 2010 and each fiscal year	Income Fund(3)
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$28.50	$26.47	$21.90	$44.20	$37.36	$33.97	$29.29
Income from Investment Operations:
Net investment income	.16	.28	.28	.38	.63	.61	.24
Net gain/(loss) on investments (both realized and unrealized)	3.90	2.03	4.56	(17.92)	6.86	3.30	4.66
Total from Investment Operations	4.06	2.31	4.84	(17.54)	7.49	3.91	4.90
Less Distributions:
Dividends (from net investment income)*	(.16)	(.28)	(.27)	(.49)	(.65)	(.52)	(.22)
Distributions (from capital gains)*	–	–	–	(4.27)	–	–	–
Total Distributions	(.16)	(.28)	(.27)	(4.76)	(.65)	(.52)	(.22)
Net Asset Value, End of Period	$32.40	$28.50	$26.47	$21.90	$44.20	$37.36	$33.97
Total Return**	14.25%	8.79%	22.32%	(43.79)%	20.22%	11.56%	16.79%
Net Assets, End of Period (in thousands)	$1,795,847	$1,615,457	$3,622,998	$3,345,701	$7,107,894	$6,780,817	$5,734,941
Average Net Assets for the Period (in thousands)	$1,691,537	$2,383,198	$3,231,514	$5,463,501	$6,783,311	$6,677,364	$5,454,668
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	0.90%	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	0.90%	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets***	1.00%	0.90%	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio Turnover Rate***	77%	47%	40%	76%	54%	50%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

150 | MARCH 31, 2011

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Research Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.33	$22.49	$18.25	$32.09	$24.19	$22.05	$19.48
Income from Investment Operations:
Net investment income/(loss)	.07	.15	.17	.05	.03	.02	.09
Net gain/(loss) on investments (both realized and unrealized)	4.39	3.75	4.23	(13.86)	7.89	2.18	2.51
Total from Investment Operations	4.46	3.90	4.40	(13.81)	7.92	2.20	2.60
Less Distributions:
Dividends (from net investment income)*	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Net Asset Value, End of Period	$30.66	$26.33	$22.49	$18.25	$32.09	$24.19	$22.05
Total Return**	16.97%	17.36%	24.29%	(43.08)%	32.76%	10.00%	13.35%
Net Assets, End of Period (in thousands)	$1,537,157	$1,354,695	$2,890,078	$2,590,521	$5,006,239	$3,876,997	$4,473,431
Average Net Assets for the Period (in thousands)	$1,485,474	$1,881,088	$2,505,457	$4,097,719	$4,266,701	$4,052,013	$4,447,616
Ratio of Gross Expenses to Average Net Assets***(2)	0.89%	1.02%	1.02%	1.06%	1.01%	0.98%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%	1.02%	1.01%	1.05%	1.00%	0.97%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	0.44%	0.59%	0.24%	0.11%	0.11%	0.42%
Portfolio Turnover Rate***	82%	75%	83%	102%	72%	147%	38%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2011 (unaudited), the eleven-month
fiscal period ended September 30, 2010 and each fiscal	Janus Triton Fund
year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$14.68	$11.60	$8.89	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.01	.02	–	.01	–
Net gain/(loss) on investments (both realized and unrealized)	3.52	3.09	2.70	(6.36)	4.22	2.27	.86
Total from Investment Operations	3.51	3.10	2.71	(6.34)	4.22	2.28	.86
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–(4)	–	–	(.03)	–
Distributions (from capital gains)*	(.31)	–	–	(1.90)	(.18)	(.02)	–
Return of capital	N/A	N/A	N/A	–(5)	N/A	N/A	N/A
Total Distributions and Other	(.31)	(.02)	–	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$17.88	$14.68	$11.60	$8.89	$17.13	$13.09	$10.86
Total Return**	24.08%	26.74%	30.55%	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)	$980,046	$431,352	$315,350	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$692,866	$313,740	$193,298	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(2)	0.94%(6)	0.96%(6)	1.18%(6)	1.20%(6)	1.13%	1.11%	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	0.94%(6)	0.96%(6)	1.17%(6)	1.20%(6)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	(0.14)%	0.06%	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***	43%	35%	50%	88%	93%	262%	48%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from February 25, 2005 (inception date) through October 31, 2005.
(4)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(5)	Return of capital aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.94% and 0.94%, respectively, in 2011, 0.96% and 0.96%, respectively, in 2010, 1.18% and 1.17% respectively, in 2009, and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited),
the eleven-month fiscal period
ended September 30, 2010 and each	Janus Twenty Fund
fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$60.33	$57.00	$46.29	$74.70	$52.93	$47.63	$39.60
Income from Investment Operations:
Net investment income/(loss)	.12	(.12)	.06	.01	.15	.32	.10
Net gain/(loss) on investments (both realized and unrealized)	6.16	3.45	10.66	(28.27)	21.94	5.08	7.94
Total from Investment Operations	6.28	3.33	10.72	(28.26)	22.09	5.40	8.04
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	–	–	(.15)	(.32)	(.10)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.15)	–	(.01)	(.15)	(.32)	(.10)	(.01)
Net Asset Value, End of Period	$66.46	$60.33	$57.00	$46.29	$74.70	$52.93	$47.63
Total Return**	10.42%	5.84%	23.16%	(37.91)%	41.95%	11.35%	20.31%
Net Assets, End of Period (in thousands)	$3,879,909	$3,850,699	$9,016,257	$7,671,239	$12,769,465	$9,582,463	$9,612,503
Average Net Assets for the Period (in thousands)	$3,998,937	$5,792,097	$7,846,950	$11,801,120	$10,355,207	$9,511,589	$9,458,921
Ratio of Gross Expenses to Average Net Assets***(2)	0.94%	0.91%	0.86%	0.85%	0.88%(3)	0.88%(3)	0.86%
Ratio of Net Expenses to Average Net Assets***(2)	0.94%	0.91%	0.86%	0.84%	0.88%(3)	0.87%(3)	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	(0.14)%	(0.10)%	(0.07)%(4)	0.22%	0.60%	0.21%
Portfolio Turnover Rate***	53%	39%	32%	42%	20%	41%	44%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2011 (unaudited), the
eleven-month fiscal period ended September 30,	Janus Venture Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$47.08	$38.68	$29.82	$79.09	$65.75	$56.82	$51.57
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.13)	–	.07	(.02)	(.06)	–
Net gain/(loss) on investments (both realized and unrealized)	12.99	8.53	8.86	(34.87)	20.85	11.92	5.25
Total from Investment Operations	12.89	8.40	8.86	(34.80)	20.83	11.86	5.25
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	(14.47)	(7.49)	(2.93)	–
Return of capital	N/A	N/A	N/A	–(5)	N/A	N/A	N/A
Total Distributions and Other	–	–	–	(14.47)	(7.49)	(2.93)	–
Net Asset Value, End of Period	$59.97	$47.08	$38.68	$29.82	$79.09	$65.75	$56.82
Total Return**	27.38%	21.72%	29.71%	(52.62)%	34.68%	21.69%	10.18%
Net Assets, End of Period (in thousands)	$252,215	$206,712	$921,384	$760,880	$1,764,166	$1,398,455	$1,293,150
Average Net Assets for the Period (in thousands)	$231,319	$458,457	$776,334	$1,268,992	$1,549,495	$1,353,079	$1,367,775
Ratio of Gross Expenses to Average Net Assets***(2)	0.97%(6)	0.92%(6)	0.93%(6)	0.90%(6)	0.88%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%(6)	0.92%(6)	0.93%(6)	0.90%(6)	0.87%	0.91%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.47)%	(0.48)%	(0.46)%	(0.49)%	(0.55)%	(0.64)%
Portfolio Turnover Rate***	66%	64%	40%	31%	57%	55%	63%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(5)	Return of capital aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include dividends and interest on short positions and may include stock loan fees. The ratio would be 0.95% and 0.95%, respectively, in 2011, 0.90% and 0.90%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

152 | MARCH 31, 2011

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Janus Growth & Core Funds | 153

Notes to Schedules of Investments (unaudited) (continued)

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

∞  Schedule of Fair Valued Securities (as of March 31, 2011)

		Value as a %
	Value	of Net Assets

Janus Forty Fund
Zynga, Inc. – Private Placement, 8.0000%	$27,308,234	0.4%

Janus Fund
Zynga, Inc. – Private Placement, 8.0000%	$34,973,461	0.4%

Janus Twenty Fund
Zynga, Inc. – Private Placement, 8.0000%	$37,718,257	0.4%

Janus Venture Fund
Digital Domain – Private Placement	$1,510,303	0.1%
Genius Products, Inc.	–	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	132,454	0.0%

	$1,642,757	0.1%

154 | MARCH 31, 2011

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Asciano Finance, Ltd., 5.0000%, 4/7/18	3/31/11	$15,107,670	$15,107,670	0.2%

Janus Forty Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$27,308,234	$27,308,234	0.4%

Janus Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$34,973,461	$34,973,461	0.4%

Janus Twenty Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$37,718,257	$37,718,257	0.4%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$1,510,303	0.1%
Genius Products, Inc.	5/1/09 – 3/30/11	37,439	–	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	5/17/07	198,682	132,454	0.0%

		$7,527,240	$1,642,757	0.1%

The Funds have registration rights for certain restricted securities held as of March 31, 2011. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$327,891,173	4.9%
Janus Contrarian Fund	88,638,941	2.2%
Janus Growth and Income Fund	24,771,199	0.6%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Contrarian Fund
Boise, Inc.*	1,067,375	$7,720,843	–	$–	$–	$3,237,118	$74,130,002
St. Joe Co.*	–	–	1,742,811	101,333,844	(56,995,605)	–	160,226,030
Vail Resorts, Inc.*	–	–	862,517	44,139,012	(30,243)	–	102,777,449

		$7,720,843		$145,472,856	$(57,025,848)	$3,237,118	$337,133,481

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Triton Fund
Rush Enterprises, Inc.*	117,110	$1,814,272	21,603	$261,495	$121,682	$–	$10,244,292

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/11

Janus Venture Fund
Convio, Inc.*	107,710	$972,342	–	$–	$–	$–	$12,574,478
Genius Products, Inc.*,§	9,700	–	–	–	–	–	–
Health Grades, Inc.*	–	–	1,646,555	7,787,569	5,714,182	–	–
Horizon Lines, Inc. – Class A*(1)	–	–	309,330	5,930,597	(4,638,758)	83,876	N/A
Standard Parking Corp.*	65,115	1,274,648	–	–	–	–	16,754,269

		$2,246,990		$13,718,166	$1,075,424	$83,876	$29,328,747

(1)	Company was no longer an affiliate as of March 31, 2011.

Janus Growth & Core Funds | 155

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$50,602,644	$–

Bank Loans	–	51,914,518	–

Common Stock
Agricultural Chemicals	–	64,932,195	–
Cellular Telecommunications	–	28,817,074	–
Commercial Banks	119,133,246	79,062,661	–
Diversified Banking Institutions	156,652,747	66,812,363	–
Medical – Drugs	159,526,857	33,440,303	–
Oil Companies – Integrated	156,681,050	59,374,901	–
All Other	3,094,282,753	–	–

Corporate Bonds	–	2,094,176,019	–

Preferred Stock	–	11,622,910	–

U.S. Treasury Notes/Bonds	–	383,753,038	–

Money Market	–	38,385,929	–

Total Investments in Securities	$3,686,276,653	$2,962,894,555	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Oil – Field Services	$57,184,173	$93,101,860	$–
All Other	3,804,435,159	–	–

Total Investments in Securities	$3,861,619,332	$93,101,860	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$31,448,083	$–
All Other	2,692,115,211	–	–

Money Market	–	136,931,644	–

Total Investments in Securities	$2,692,115,211	$168,379,727	$–

Investments in Securities:
Janus Forty Fund
Common Stock
Oil Companies – Integrated	$87,580,450	$87,161,137	$–
All Other	6,020,208,510	–	–

Preferred Stock	–	–	27,308,234

Money Market	–	253,226,000	–

Total Investments in Securities	$6,107,788,960	$340,387,137	$27,308,234

Investments in Securities:
Janus Fund
Common Stock	$8,325,561,201	$–	$–

Exchange – Traded Fund	51,607,562	–	–

Preferred Stock	–	–	34,973,461

Money Market	–	158,053,438	–

Total Investments in Securities	$8,377,168,763	$158,053,438	$34,973,461

156 | MARCH 31, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$–	$47,162,877	$–
Commercial Banks	120,792,375	48,965,000	–
Diversified Banking Institutions	158,561,768	28,423,640	–
Medical – Drugs	145,710,104	34,840,000	–
All Other	3,386,984,350	–	–

Corporate Bonds	–	144,618,807	–

U.S. Treasury Notes/Bonds	–	39,958,918	–

Money Market	–	2,410,000	–

Total Investments in Securities	$3,812,048,597	$346,379,242	$–

Investments in Securities:
Janus Research Fund
Common Stock
Cellular Telecommunications	$–	$20,404,023	$–
Medical – Drugs	64,641,158	16,961,439	–
Oil Companies – Integrated	–	17,525,718	–
All Other	3,426,179,994	–	–

Money Market	–	84,950,756	–

Total Investments in Securities	$3,490,821,152	$139,841,936	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$1,764,414,674	$–	$–

Money Market	–	181,552,296	–

Total Investments in Securities	$1,764,414,674	$181,552,296	$–

Investments in Securities:
Janus Twenty Fund
Common Stock
Oil Companies – Integrated	$125,693,917	$117,549,093	$–
All Other	8,431,312,860	–	–

Preferred Stock	–	–	37,718,257

Money Market	–	331,896,620	–

Total Investments in Securities	$8,557,006,777	$449,445,713	$37,718,257

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$12,126,127	$–	$–
Diversified Operations	13,606,869	–	1,510,303
All Other	1,218,190,943	–	–

Warrant	–	132,454	–

Money Market	–	41,990,589	–

Total Investments in Securities	$1,243,923,939	$42,123,043	$1,510,303

Investments in Purchased Options:
Janus Contrarian Fund	$–	$19,068,059	$–
Janus Fund	–	3,539,227	–

Investments in Securities Sold Short:
Janus Triton Fund	$(6,175,573)	$–	$–

Janus Growth & Core Funds | 157

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Janus Balanced Fund	$–	$613,440	$–
Janus Contrarian Fund	–	(32,317,265)	–
Janus Enterprise Fund	–	(1,020,698)	–
Janus Forty Fund	–	(6,740,317)	–
Janus Fund	–	(7,043,105)	–
Janus Growth and Income Fund	–	624,436	–
Janus Research Fund	–	407,702	–
Janus Twenty Fund	–	(9,259,649)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended March 31, 2011)

			Change in
	Balance	Realized	Unrealized			Transfers In	Balance
	as of	Gain/	Appreciation/			and/or	as of
	September 30, 2010	(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Out of Level 3	March 31, 2011

Investments in Securities:
Janus Forty Fund
Preferred Stock	$–	$–	$–	$27,308,234	$–	$–	$27,308,234
Janus Fund
Preferred Stock	$–	$–	$–	$34,973,461	$–	$–	$34,973,461
Janus Twenty Fund
Preferred Stock	$–	$–	$–	$37,718,257	$–	$–	$37,718,257
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$771,240	$–	$(771,240)	$–	$–	$–	$–
Diversified Operations	3,037,965	–	(1,527,662)	–	–	–	1,510,303
Promissory Note
Broadcast Services and Programming(c)	500,000	(2,000,000)	1,500,000	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.
(c)	The security expired during the period.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2011 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$404,424,278
Janus Contrarian Fund	955,751,268
Janus Enterprise Fund	172,421,693
Janus Forty Fund	94,908,585
Janus Fund	1,213,990,003
Janus Growth and Income Fund	185,211,637
Janus Research Fund	580,358,145
Janus Triton Fund	16,300,480
Janus Twenty Fund	126,380,488

158 | MARCH 31, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2011. On January 28, 2011, Janus Research Core Fund reorganized with and into Janus Growth and Income Fund. The Trust offers thirty-nine funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of

Janus Growth & Core Funds | 159

Notes to Financial Statements (unaudited) (continued)

portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such

160 | MARCH 31, 2011

distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2011, Janus Contrarian Fund, Janus Forty Fund, Janus Fund, and Janus Twenty Fund had restricted cash in the amounts of $28,639,805, $6,977,085, $10,359,179 and $9,138,488, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2011. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Janus Growth & Core Funds | 161

Notes to Financial Statements (unaudited) (continued)

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Balanced Fund	$–	$63,370,388
Janus Contrarian Fund	–	970,167,910
Janus Enterprise Fund	–	69,725,749
Janus Forty Fund	–	836,514,533
Janus Fund	–	762,625,555

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the period ended March 31, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger

162 | MARCH 31, 2011

losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Janus Growth & Core Funds | 163

Notes to Financial Statements (unaudited) (continued)

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2010	29,517	$1,744,037
Options written	145,057	21,208,503
Options closed	(98,014)	(16,312,456)
Options expired	(27,332)	(1,837,440)
Options exercised	(4,343)	(373,344)

Options outstanding at March 31, 2011	44,885	$4,429,300

164 | MARCH 31, 2011

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2010	152,319	$14,990,770
Options written	906,349	82,143,651
Options closed	(518,576)	(41,369,245)
Options expired	(181,916)	(12,787,919)
Options exercised	(73,755)	(4,612,159)

Options outstanding at March 31, 2011	284,421	$38,365,098

	Number of	Premiums
Call Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2010	23,236	$7,315,156
Options written	–	–
Options closed	–	–
Options expired	(20,696)	(3,285,954)
Options exercised	(2,540)	(4,029,202)

Options outstanding at March 31, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2010	23,236	$5,667,298
Options written	30,500	4,245,600
Options closed	–	–
Options expired	(23,236)	(5,667,298)
Options exercised	–	–

Options outstanding at March 31, 2011	30,500	$4,245,600

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2010	73,421	$10,526,119
Options written	104,642	7,967,679
Options closed	(124,033)	(9,983,485)
Options expired	–	–
Options exercised	(39,708)	(5,915,397)

Options outstanding at March 31, 2011	14,322	$2,594,916

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2010	173,175	$26,298,028
Options written	77,085	17,356,366
Options closed	(196,720)	(30,218,218)
Options expired	(1,850)	(803,976)
Options exercised	–	–

Options outstanding at March 31, 2011	51,690	$12,632,200

	Number of	Premiums
Call Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2010	31,937	$10,315,504
Options written	–	–
Options closed	(28,278)	(4,511,232)
Options expired	–	–
Options exercised	(3,659)	(5,804,272)

Options outstanding at March 31, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2010	31,937	$8,014,361
Options written	41,900	5,832,480
Options closed	(31,937)	(8,014,361)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2011	41,900	$5,832,480

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the

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Notes to Financial Statements (unaudited) (continued)

extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2011.

Fair Value of Derivative Instruments as of March 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$880,970	Forward currency contracts	$267,530

Total		$880,970		$267,530

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$19,068,059	Options written, at value	$35,308,986
Equity Contracts	Swap contracts	3,286,494	Swap contracts	652,025
Foreign Exchange Contracts	Forward currency contracts	357,252

Total		$22,711,805		$35,961,011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts			Forward currency contracts	$1,020,698

Total				$1,020,698

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Forty Fund
Equity Contracts			Options written, at value	$6,740,317

Total				$6,740,317

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts	Unaffiliated investments at value	$3,539,227	Options written, at value	$17,972,392
Equity Contracts	Swap contracts	15,777,929
Foreign Exchange Contracts	Forward currency contracts	552,856	Forward currency contracts	5,401,498

Total		$19,870,012		$23,373,890

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$705,035	Forward currency contracts	$80,599

Total		$705,035		$80,599

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$1,699,847	Forward currency contracts	$1,292,145

Total		$1,699,847		$1,292,145

166 | MARCH 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Twenty Fund
Equity Contracts			Options written, at value	$9,259,649

Total				$9,259,649

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2011.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(6,214,329)	$(6,214,329)

Total	$–	$–	$–	$(6,214,329)	$(6,214,329)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$2,190,806	$2,190,806

Total	$–	$–	$–	$2,190,806	$2,190,806

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$(31,750,220)	$11,253,831	$–	$(20,496,389)

Foreign Exchange Contracts	–	–	–	(1,802,702)	(1,802,702)

Total	$–	$(31,750,220)	$11,253,831	$(1,802,702)	$(22,299,091)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$8,592,012	$(30,088,230)	$–	$(21,496,218)

Foreign Exchange Contracts	–	–	–	225,054	225,054

Total	$–	$8,592,012	$(30,088,230)	$225,054	$(21,271,164)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,444,849)	$(1,444,849)

Total	$–	$–	$–	$(1,444,849)	$(1,444,849)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(240,757)	$(240,757)

Total	$–	$–	$–	$(240,757)	$(240,757)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$8,953,252	$–	$8,953,252

Total	$–	$–	$8,953,252	$–	$8,953,252

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Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$(8,619,798)	$–	$(8,619,798)

Total	$–	$–	$(8,619,798)	$–	$(8,619,798)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$30,149,693	$–	$30,149,693

Foreign Exchange Contracts	–	–	–	(13,787,691)	(13,787,691)

Total	$–	$–	$30,149,693	$(13,787,691)	$16,362,002

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$16,283,858	$(14,569,035)	$–	$1,714,824

Foreign Exchange Contracts	–	–	–	(2,156,152)	(2,156,152)

Total	$–	$16,283,858	$(14,569,035)	$(2,156,152)	$(441,328)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(4,085,852)	$(4,085,852)

Total	$–	$–	$–	$(4,085,852)	$(4,085,852)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$1,919,835	$1,919,835

Total	$–	$–	$–	$1,919,835	$1,919,835

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$(6,511,091)	$(6,511,091)

Total	$–	$–	$–	$(6,511,091)	$(6,511,091)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$1,327,607	$1,327,607

Total	$–	$–	$–	$1,327,607	$1,327,607

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$12,525,593	$–	$12,525,593

Total	$–	$–	$12,525,593	$–	$12,525,593

168 | MARCH 31, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$(11,996,907)	$–	$(11,996,907)

Total	$–	$–	$(11,996,907)	$–	$(11,996,907)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornados, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Funds’ investment portfolio and, in the longer term, could impair the ability of issuers in which the Funds invest to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan

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Notes to Financial Statements (unaudited) (continued)

participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended March 31, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$46,683,724	3.0100% - 6.7500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various

170 | MARCH 31, 2011

market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments

Janus Growth & Core Funds | 171

Notes to Financial Statements (unaudited) (continued)

of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited

172 | MARCH 31, 2011

because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund(1)	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

(1)	Effective January 28, 2011, Janus Research Fund merged into Janus Growth and Income Fund. The advisory fee prior to the merger was 0.62%.

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund and will apply until July 2011 for Janus Fund and January 2012 for each of Janus Forty Fund and Janus Twenty Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for

Janus Growth & Core Funds | 173

Notes to Financial Statements (unaudited) (continued)

each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund and will begin July 2011 for Janus Fund and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

174 | MARCH 31, 2011

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended March 31, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(3,140,773)
Janus Research Fund	(946,360)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Growth & Core Funds | 175

Notes to Financial Statements (unaudited) (continued)

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund	0.70
Janus Triton Fund	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2011.

For the period ended March 31, 2011, Janus Capital assumed $18,217 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $285,682 was paid by the Trust during the period ended March 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$180,377
Janus Contrarian Fund	3,108
Janus Enterprise Fund	3,414
Janus Forty Fund	42,596
Janus Fund	3,443
Janus Growth and Income Fund	2,659
Janus Research Fund	967
Janus Triton Fund	81,902

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2011, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$400
Janus Forty Fund	4,249

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31, 2011,

176 | MARCH 31, 2011

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Balanced Fund	$9,279
Janus Contrarian Fund	311
Janus Enterprise Fund	189
Janus Forty Fund	19,504
Janus Growth and Income Fund	15
Janus Research Fund	20
Janus Triton Fund	657

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/11

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$1,085,990,090	$(1,088,687,000)	$151,420	$38,385,929
Janus Contrarian Fund	333,918,000	(333,918,000)	5,645	–
Janus Enterprise Fund	324,881,644	(217,361,000)	133,723	136,931,644
Janus Forty Fund	1,180,404,288	(1,446,158,335)	154,190	253,226,000
Janus Fund	1,207,951,838	(1,164,818,000)	123,300	158,053,438
Janus Growth and Income Fund	478,106,300	(593,858,081)	63,960	2,410,000
Janus Research Fund	526,589,650	(441,638,894)	22,767	84,950,756
Janus Triton Fund	596,614,940	(500,588,000)	146,084	181,552,296
Janus Twenty Fund	1,759,481,620	(1,725,108,000)	236,615	331,896,620
Janus Venture Fund	191,607,720	(210,187,000)	75,613	41,990,589

	$7,685,546,090	$(7,722,322,310)	$1,113,317	$1,229,397,272

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2011, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	9/30/10	Purchases	Purchases	Redemptions	Redemptions	at 3/31/11

Janus Forty Fund - Class T Shares	$1,000	$–	–	$–	–	$1,000
Janus Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class S Shares	11,000	–	–	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

Janus Growth & Core Funds | 177

Notes to Financial Statements (unaudited) (continued)

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Balanced Fund	$5,816,960,128	$886,808,106	$(54,597,026)	$832,211,080
Janus Contrarian Fund	3,740,279,724	546,317,788	(312,808,261)	233,509,527
Janus Enterprise Fund	2,005,389,045	878,558,769	(23,452,876)	855,105,893
Janus Forty Fund	5,281,441,973	1,359,745,083	(165,702,725)	1,194,042,358
Janus Fund	6,896,980,557	1,838,694,319	(161,939,987)	1,676,754,332
Janus Growth and Income Fund	3,279,077,512	911,805,371	(32,455,044)	879,350,327
Janus Research Fund	2,908,915,550	776,359,167	(54,611,629)	721,747,538
Janus Triton Fund	1,611,555,443	347,449,239	(13,037,712)	334,411,527
Janus Twenty Fund	6,907,006,955	2,397,112,450	(259,948,658)	2,137,163,792
Janus Venture Fund	929,184,431	389,711,272	(31,338,418)	358,372,854

Information on the tax components of securities sold short as of March 31, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Triton Fund	$(5,354,781)	$(1,692,285)	$871,493	$(820,792)

Net capital loss carryovers as of September 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period or
fiscal year ended September 30, 2010

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	Capital
Fund	2011	2012	2013	2015	2016	2017	2018	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(15,382,906)	(36,447,237)	(22,132,836)	(1,936,896)	(50,171,746)	(746,315,278)	(5,483,044)	(877,869,943)
Janus Enterprise Fund(1)	(35,756,979)	–	–	–	(138,714,921)	(256,368,816)	–	(430,840,716)
Janus Forty Fund	–	–	–	–	(458,510,468)	(623,548,714)	–	(1,082,059,182)
Janus Fund(1)	(574,244,031)	–	–	–	(23,612,026)	(1,652,519,511)	–	(2,250,375,568)
Janus Growth and Income Fund(1)	–	–	–	–	(187,872,450)	(701,342,952)	–	(889,215,402)
Janus Research Fund	(222,598,721)	–	–	–	(40,293,996)	(653,685,189)	–	(916,577,906)
Janus Triton Fund(1)	–	–	–	–	(559,809)	–	–	(559,809)
Janus Twenty Fund	(172,815,589)	–	–	–	–	(13,642,585)	–	(186,458,174)
Janus Venture Fund	–	–	–	–	–	(141,742,334)	–	(141,742,334)

(1)	Capital loss carryovers subject to annual limitations.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment

178 | MARCH 31, 2011

taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period or fiscal year ended
September 30, 2010, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended July 31 or October 31

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class A Shares
2011	0.95%	0.96%	1.16%	1.04%	1.15%	1.02%	1.05%
2010(1)	0.93%	1.06%	1.15%	N/A	1.22%	1.04%	1.07%
2010(2)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.97%	N/A	N/A	N/A
2009(4)	0.89%	1.43%	1.21%	N/A	1.07%	1.16%	1.43%
2009(5)	N/A	N/A	N/A	1.03%	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.97%	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.05%	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.06%	N/A	N/A	N/A

Class C Shares
2011	1.64%	1.71%	1.88%	1.77%	1.88%	1.75%	1.79%
2010(1)	1.64%	1.85%	1.96%	N/A	1.96%	1.82%	1.79%
2010(2)	N/A	N/A	N/A	1.85%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.75%	N/A	N/A	N/A
2009(4)	1.70%	2.37%	2.39%	N/A	1.89%	2.08%	2.19%
2009(5)	N/A	N/A	N/A	1.81%	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.73%	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.73%	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.70%	N/A	N/A	N/A

Class D Shares
2011	0.74%	0.72%	0.84%	N/A	0.83%	0.85%	0.84%
2010(6)	0.73%	0.80%	0.88%	N/A	0.93%	0.83%	0.83%

Class I Shares
2011	0.63%	0.62%	0.75%	0.73%	0.77%	0.72%	0.78%
2010(1)	0.65%	0.74%	0.81%	N/A	0.86%	0.72%	0.71%
2010(2)	N/A	N/A	N/A	0.77%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A
2009(4)	0.63%	0.94%	0.82%	N/A	0.73%	0.73%	1.01%
2009(5)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.65%	N/A	N/A	N/A
2007	N/A	N/A	N/A	0.68%	N/A	N/A	N/A
2006	N/A	N/A	N/A	0.70%(7)	N/A	N/A	N/A

Class R Shares
2011	1.33%	1.34%	1.45%	1.43%	1.44%	1.41%	1.45%
2010(1)	1.34%	1.43%	1.47%	N/A	1.47%	1.44%	1.46%
2010(2)	N/A	N/A	N/A	1.46%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A
2009(4)	1.35%	1.67%	1.57%	N/A	1.45%	1.45%	1.81%
2009(5)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.40%	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.43%	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.46%	N/A	N/A	N/A

Janus Growth & Core Funds | 179

Notes to Financial Statements (unaudited) (continued)

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class S Shares
2011	1.08%	1.09%	1.20%	1.16%	1.19%	1.17%	1.20%
2010(1)	1.09%	1.18%	1.22%	N/A	1.25%	1.18%	1.23%
2010(2)	N/A	N/A	N/A	1.20%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.16%	N/A	N/A	N/A
2009(4)	1.10%	1.42%	1.31%	N/A	1.20%	1.20%	1.61%
2009(5)	N/A	N/A	N/A	1.15%	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.14%	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.18%	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.18%	N/A	N/A	N/A

Class T Shares
2011	0.83%	0.84%	0.95%	0.92%	0.94%	0.92%	0.94%
2010(1)	0.82%	0.91%	0.95%	N/A	0.94%	0.90%	0.96%
2010(2)	N/A	N/A	N/A	1.02%	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.95%	N/A	N/A	N/A
2009(8)	0.82%	1.01%	0.99%	N/A	0.89%	0.90%	1.18%
2009(9)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A
2008	0.79%	1.01%	0.92%	N/A	0.88%	0.87%	1.20%
2007	0.79%	0.97%	0.94%	N/A	0.88%	0.87%	1.13%
2006	0.82%	0.95%	1.00%	N/A	0.90%	0.89%	1.11%
2005	0.80%	0.93%	0.96%	N/A	0.88%	0.88%	1.85%(10)

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through September 30, 2010.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from August 1, 2008 through July 31, 2009.
(6)	Period from February 16, 2010 (inception date) through September 30, 2010.
(7)	Period from November 28, 2005 (inception date) through July 31, 2006.
(8)	Period from November 1, 2008 through October 31, 2009.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.
(10)	Period from February 25, 2005 (inception date) through October 31, 2005.

180 | MARCH 31, 2011

7.	Capital Share Transactions

For the six-month period ended March 31,
2011 (unaudited), the eleven-month fiscal
period ended September 30, 2010 and the	Janus			Janus			Janus
fiscal year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	10,919	N/A	N/A	6,786	N/A	N/A	1,905
Shares sold	4,629	10,499	4,114	668	1,219	454	244	382	225
Reinvested dividends and distributions	732	313	48	5	–	–	–	–	–
Shares repurchased	(3,384)	(3,794)	(1,638)	(1,149)	(1,829)	(1,404)	(397)	(684)	(371)
Net Increase/(Decrease) in Fund Shares	1,977	7,018	13,443	(476)	(610)	5,836	(153)	(302)	1,759
Shares Outstanding, Beginning of Period	20,461	13,443	–	5,226	5,836	–	1,457	1,759	–
Shares Outstanding, End of Period	22,438	20,461	13,443	4,750	5,226	5,836	1,304	1,457	1,759
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	7,544	N/A	N/A	5,873	N/A	N/A	504
Shares sold	3,357	8,047	3,463	254	516	237	53	73	59
Reinvested dividends and distributions	467	142	21	–	–	–	–	–	–
Shares repurchased	(1,766)	(2,349)	(427)	(888)	(1,444)	(615)	(68)	(131)	(51)
Net Increase/(Decrease) in Fund Shares	2,058	5,840	10,601	(634)	(928)	5,495	(15)	(58)	512
Shares Outstanding, Beginning of Period	16,441	10,601	–	4,567	5,495	–	454	512	–
Shares Outstanding, End of Period	18,499	16,441	10,601	3,933	4,567	5,495	439	454	512
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	38,867(3)	N/A	N/A	160,547(3)	N/A	N/A	16,345(3)	N/A
Shares sold	2,734	2,590(3)	N/A	3,156	4,853(3)	N/A	847	435(3)	N/A
Reinvested dividends and distributions	1,615	667(3)	N/A	442	–(3)	N/A	–	–(3)	N/A
Shares repurchased	(2,638)	(2,930)(3)	N/A	(13,607)	(13,051)(3)	N/A	(969)	(1,213)(3)	N/A
Net Increase/(Decrease) in Fund Shares	1,711	39,194(3)	N/A	(10,009)	152,349(3)	N/A	(122)	15,567(3)	N/A
Shares Outstanding, Beginning of Period	39,194	–	N/A	152,349	–	N/A	15,567	–	N/A
Shares Outstanding, End of Period	40,905	39,194	N/A	142,340	152,349	N/A	15,445	15,567	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	2,107	N/A	N/A	1,709	N/A	N/A	8,990
Shares sold	7,051	12,331	2,633	1,820	6,172	3,442	1,156	3,423	1,733
Reinvested dividends and distributions	491	146	11	29	3	–	–	–	–
Shares repurchased	(2,269)	(4,797)	(309)	(2,235)	(2,106)	(215)	(1,170)	(5,238)	(931)
Net Increase/(Decrease) in Fund Shares	5,273	7,680	4,442	(386)	4,069	4,936	(14)	(1,815)	9,792
Shares Outstanding, Beginning of Period	12,122	4,442	–	9,005	4,936	–	7,977	9,792	–
Shares Outstanding, End of Period	17,395	12,122	4,442	8,619	9,005	4,936	7,963	7,977	9,792
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	1,196	N/A	N/A	221	N/A	N/A	935
Shares sold	2,024	3,655	1,291	36	116	17	180	243	194
Reinvested dividends and distributions	176	53	5	–	–	–	–	–	–
Shares repurchased	(973)	(1,021)	(370)	(50)	(53)	(20)	(145)	(275)	(96)
Net Increase/(Decrease) in Fund Shares	1,227	2,687	2,122	(14)	63	218	35	(32)	1,033
Shares Outstanding, Beginning of Period	4,809	2,122	–	281	218	–	1,001	1,033	–
Shares Outstanding, End of Period	6,036	4,809	2,122	267	281	218	1,036	1,001	1,033

Janus Growth & Core Funds | 181

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31,
2011 (unaudited), the eleven-month fiscal
period ended September 30, 2010 and the	Janus			Janus			Janus
fiscal year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	20,316	N/A	N/A	488	N/A	N/A	5,116
Shares sold	4,758	9,193	2,909	53	376	146	584	741	509
Reinvested dividends and distributions	1,014	432	82	–	–	–	–	–	–
Shares repurchased	(4,328)	(6,448)	(1,850)	(150)	(258)	(249)	(969)	(1,785)	(481)
Net Increase/(Decrease) in Fund Shares	1,444	3,177	21,457	(97)	118	385	(385)	(1,044)	5,144
Shares Outstanding, Beginning of Period	24,634	21,457	–	503	385	–	4,100	5,144	–
Shares Outstanding, End of Period	26,078	24,634	21,457	406	503	385	3,715	4,100	5,144
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(38,867)	N/A	N/A	(160,547)	N/A	N/A	(16,345)	N/A
Shares sold	18,431	38,123	51,122	10,689	18,105	34,357	1,866	2,290	6,671
Reinvested dividends and distributions	4,902	2,533	7,799	255	124	15,986	–	–	–
Shares repurchased	(14,442)	(30,751)	(26,846)	(24,150)	(48,759)	(98,192)	(1,869)	(6,139)	(9,999)
Net Increase/(Decrease) in Fund Shares	8,891	(28,962)	32,075	(13,206)	(191,077)	(47,849)	(3)	(20,194)	(3,328)
Shares Outstanding, Beginning of Period	117,854	146,816	114,741	121,541	312,618	360,467	15,612	35,806	39,134
Shares Outstanding, End of Period	126,745	117,854	146,816	108,335	121,541	312,618	15,609	15,612	35,806

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

182 | MARCH 31, 2011

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period or fiscal year ended	Janus		Janus			Janus
September 30, 2010 and the fiscal year ended October 31, 2009	Forty Fund		Fund			Growth and Income Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	199	141	N/A	781
Shares sold	3,464	13,049	9,449	15,494	84	43	158	43
Reinvested dividends and distributions	–	–	78	1	–	3	6	1
Shares repurchased	(8,354)	(32,696)	(1,724)	(1,376)	(106)	(94)	(225)	(101)
Net Increase/(Decrease) in Fund Shares	(4,890)	(19,647)	7,803	14,119	177	93	(61)	724
Shares Outstanding, Beginning of Period	27,572	47,219	14,296	177	–	663	724	–
Shares Outstanding, End of Period	22,682	27,572	22,099	14,296	177	756	663	724
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	222	236	N/A	177
Shares sold	1,502	7,571	26	77	21	36	24	20
Reinvested dividends and distributions	–	–	–	–	–	–	1	–
Shares repurchased	(4,590)	(5,368)	(32)	(91)	(15)	(41)	(35)	(17)
Net Increase/(Decrease) in Fund Shares	(3,088)	2,203	(6)	(14)	228	231	(10)	180
Shares Outstanding, Beginning of Period	20,638	18,435	214	228	–	170	180	–
Shares Outstanding, End of Period	17,550	20,638	208	214	228	401	170	180
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	9,790	N/A	N/A
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	183,936(4)	N/A	N/A	66,364(4)	N/A
Shares sold	N/A	N/A	2,003	2,358(4)	N/A	1,234	1,438(4)	N/A
Reinvested dividends and distributions	N/A	N/A	631	–(4)	N/A	334	572(4)	N/A
Shares repurchased	N/A	N/A	(9,686)	(10,889)(4)	N/A	(4,801)	(5,812)(4)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(7,052)	175,405(4)	N/A	6,557	62,562(4)	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	175,405	–	N/A	62,562	–	N/A
Shares Outstanding, End of Period	N/A	N/A	168,353	175,405	N/A	69,119	62,562	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	517	142	N/A	48
Shares sold	14,052	51,908	1,069	4,908	618	290	3,180	213
Reinvested dividends and distributions	–	–	25	1	–	12	19	–
Shares repurchased	(21,842)	(16,467)	(558)	(931)	(56)	(1,011)	(1,172)	(6)
Net Increase/(Decrease) in Fund Shares	(7,790)	35,441	536	3,978	1,079	(567)	2,027	255
Shares Outstanding, Beginning of Period	60,654	25,213	5,057	1,079	–	2,282	255	–
Shares Outstanding, End of Period	52,864	60,654	5,593	5,057	1,079	1,715	2,282	255
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	23	22	N/A	73
Shares sold	1,218	4,250	16	27	14	22	21	8
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	(1,480)	(1,571)	(10)	(11)	(4)	(22)	(19)	(13)
Net Increase/(Decrease) in Fund Shares	(262)	2,679	6	16	33	22	2	68
Shares Outstanding, Beginning of Period	8,027	5,348	49	33	–	70	68	–
Shares Outstanding, End of Period	7,765	8,027	55	49	33	92	70	68
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	3,983	545	N/A	2,661
Shares sold	9,541	31,577	251	685	233	173	342	130
Reinvested dividends and distributions	–	–	1	–	–	7	15	2
Shares repurchased	(20,007)	(29,135)	(455)	(1,368)	(693)	(552)	(811)	(290)
Net Increase/(Decrease) in Fund Shares	(10,466)	2,442	(203)	(683)	3,523	173	(454)	2,503
Shares Outstanding, Beginning of Period	97,859	95,417	2,840	3,523	–	2,049	2,503	–
Shares Outstanding, End of Period	87,393	97,859	2,637	2,840	3,523	2,222	2,049	2,503

Janus Growth & Core Funds | 183

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period or fiscal year ended	Janus		Janus			Janus
September 30, 2010 and the fiscal year ended October 31, 2009	Forty Fund		Fund			Growth and Income Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	7,038	N/A	N/A
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	(183,936)	N/A	N/A	(66,364)	N/A
Shares sold	485	1,057	4,633	23,029	52,097	1,144	6,343	10,929
Reinvested dividends and distributions	–	–	199	213	4,980	262	740	1,662
Shares repurchased	(343)	(123)	(22,014)	(73,144)	(88,759)	(9,705)	(20,911)	(28,493)
Net Increase/(Decrease) in Fund Shares	142	934	(17,182)	(233,838)	(31,682)	(1,261)	(80,192)	(15,902)
Shares Outstanding, Beginning of Period	946	12	104,431	338,269	369,951	56,683	136,875	152,777
Shares Outstanding, End of Period	1,088	946	87,249	104,431	338,269	55,422	56,683	136,875

(1)	Period from October 1, 2009 through September 30, 2010.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

184 | MARCH 31, 2011

For the six-month period ended March 31,
2011 (unaudited), the eleven-month period
ended September 30, 2010 and the fiscal	Janus			Janus
year ended October 31, 2009	Research Fund			Triton Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	564
Shares sold	142	93	4	5,686	2,189	1,007
Reinvested dividends and distributions	1	–	–	69	2	–
Shares repurchased	(14)	(29)	–	(603)	(615)	(398)
Net Increase/(Decrease) in Fund Shares	129	64	4	5,152	1,576	1,173
Shares Outstanding, Beginning of Period	68	4	–	2,749	1,173	–
Shares Outstanding, End of Period	197	68	4	7,901	2,749	1,173
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	306
Shares sold	22	5	3	2,392	736	242
Reinvested dividends and distributions	–	–	–	23	–	–
Shares repurchased	(1)	(1)	–	(180)	(174)	(29)
Net Increase/(Decrease) in Fund Shares	21	4	3	2,235	562	519
Shares Outstanding, Beginning of Period	7	3	–	1,081	519	–
Shares Outstanding, End of Period	28	7	3	3,316	1,081	519
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	70,452(3)	N/A	N/A	13,078(3)	N/A
Shares sold	1,371	1,360(3)	N/A	13,268	4,597(3)	N/A
Reinvested dividends and distributions	321	–(3)	N/A	364	–(3)	N/A
Shares repurchased	(3,850)	(5,247)(3)	N/A	(2,253)	(2,230)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(2,158)	66,565(3)	N/A	11,379	15,445(3)	N/A
Shares Outstanding, Beginning of Period	66,565	–	N/A	15,445	–	N/A
Shares Outstanding, End of Period	64,407	66,565	N/A	26,824	15,445	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	69
Shares sold	638	2,693	307	8,581	5,386	310
Reinvested dividends and distributions	17	1	–	111	1	–
Shares repurchased	(373)	(259)	(4)	(1,403)	(693)	(3)
Net Increase/(Decrease) in Fund Shares	282	2,435	303	7,289	4,694	376
Shares Outstanding, Beginning of Period	2,738	303	–	5,070	376	–
Shares Outstanding, End of Period	3,020	2,738	303	12,359	5,070	376
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	74
Shares sold	N/A	N/A	N/A	684	262	35
Reinvested dividends and distributions	N/A	N/A	N/A	5	–	–
Shares repurchased	N/A	N/A	N/A	(55)	(64)	(9)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	634	198	100
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	298	100	–
Shares Outstanding, End of Period	N/A	N/A	N/A	932	298	100

Janus Growth & Core Funds | 185

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31,
2011 (unaudited), the eleven-month period
ended September 30, 2010 and the fiscal	Janus			Janus
year ended October 31, 2009	Research Fund			Triton Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	78
Shares sold	92*	1702*	486*	1,003	505	263
Reinvested dividends and distributions	1*	2*	–	13	1	–
Shares repurchased	(1)*	(1,701)*	–	(174)	(397)	(10)
Net Increase/(Decrease) in Fund Shares	92*	3*	486*	842	109	331
Shares Outstanding, Beginning of Period	489*	486*	–	440	331	–
Shares Outstanding, End of Period	581*	489*	486*	1,282	440	331
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(70,452)	N/A	N/A	(13,078)	N/A
Shares sold	3,926	6,935	11,501	30,446	22,729	19,430
Reinvested dividends and distributions	225	303	1,126	746	43	7
Shares repurchased	(5,452)	(13,850)	(26,081)	(5,779)	(7,496)	(6,066)
Net Increase/(Decrease) in Fund Shares	(1,301)	(77,064)	(13,454)	25,413	2,198	13,371
Shares Outstanding, Beginning of Period	51,444	128,508	141,962	29,385	27,187	13,816
Shares Outstanding, End of Period	50,143	51,444	128,508	54,798	29,385	27,187

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

186 | MARCH 31, 2011

For the six-month period ended March 31,
2011 (unaudited), the eleven-month fiscal
period ended September 30, 2010 and the	Janus			Janus
fiscal year ended October 31, 2009	Twenty Fund			Venture Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	84,611(3)	N/A	N/A	18,758(3)	N/A
Shares sold	928	1,267(3)	N/A	208	233(3)	N/A
Reinvested dividends and distributions	266	–(3)	N/A	–	–(3)	N/A
Shares repurchased	(5,136)	(4,639)(3)	N/A	(915)	(1,111)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(3,942)	81,239(3)	N/A	(707)	17,880(3)	N/A
Shares Outstanding, Beginning of Period	81,239	–	N/A	17,880	–	N/A
Shares Outstanding, End of Period	77,297	81,239	N/A	17,173	17,880	N/A
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(84,611)	N/A	N/A	(18,758)	N/A
Shares sold	2,219	5,329	9,762	239	420	651
Reinvested dividends and distributions	141	–	34	–	–	–
Shares repurchased	(7,807)	(15,071)	(17,328)	(423)	(1,095)	(2,347)
Net Increase/(Decrease) in Fund Shares	(5,447)	(94,353)	(7,532)	(184)	(19,433)	(1,696)
Shares Outstanding, Beginning of Period	63,827	158,180	165,712	4,390	23,823	25,519
Shares Outstanding, End of Period	58,380	63,827	158,180	4,206	4,390	23,823

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$2,934,761,151	$2,324,525,690	$550,185,892	$779,007,448
Janus Contrarian Fund	2,580,909,015	3,069,168,362	–	–
Janus Enterprise Fund	295,787,313	436,108,929	–	–
Janus Forty Fund	1,576,531,029	2,206,272,452	–	–
Janus Fund	4,038,240,400	4,530,538,127	–	–
Janus Growth and Income Fund	1,450,372,120	1,748,009,657	–	26,322,000
Janus Research Fund	1,399,873,971	1,528,807,258	–	–
Janus Triton Fund	1,018,498,470	256,705,137	–	–
Janus Twenty Fund	2,343,222,993	3,000,078,616	–	–
Janus Venture Fund	365,588,291	393,834,152	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

Janus Growth & Core Funds | 187

Notes to Financial Statements (unaudited) (continued)

10.	Fund Acquisition

On January 28, 2011, Janus Growth and Income Fund acquired all of the net assets of Janus Research Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Research Core Fund in the amount of 26,045,005 shares (valued at $555,638,955) for the 17,913,879 shares of Janus Growth and Income Fund, including $101,343,674 of unrealized appreciation. The aggregate net assets of Janus Growth and Income Fund and Janus Research Core Fund were $3,605,340,775 and $555,638,955, respectively. The aggregate net assets immediately after the reorganization were $4,160,979,730.

On July 6, 2009, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, and Janus Triton Fund acquired all of the net assets of Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, and Janus Adviser Small-Mid Growth Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Balanced Fund	40,928,701	$896,584,133	42,082,452	$2,832,738,531	$3,729,322,664	$27,507,614
Janus Contrarian Fund	18,603,495	157,182,551	15,077,988	3,379,696,090	3,536,878,641	(33,951,255)
Janus Enterprise Fund	25,257,379	639,201,484	17,451,403	1,372,778,997	2,011,980,481	(54,042,443)
Janus Fund	5,828,515	103,109,285	4,943,893	7,436,101,589	7,539,210,874	(2,352,790)
Janus Growth and Income Fund	8,824,942	86,935,742	3,740,567	3,263,460,830	3,350,396,572	(2,848,005)
Janus Triton Fund	1,247,456	11,206,551	1,092,206	229,323,658	240,530,209	(45,415)

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010,

188 | MARCH 31, 2011

Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending September 30, 2012.

Effective May 6, 2011, Janus Venture Fund will reopen Class D Shares and Class T Shares and launch Class A Shares, Class C Shares, Class I Shares, and Class S Shares. In addition, Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.05% of the average daily net assets of the Fund.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 189

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee, (“the Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

190 | MARCH 31, 2011

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of several Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

Janus Growth & Core Funds | 191

Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

192 | MARCH 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for

Janus Growth & Core Funds | 193

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial

194 | MARCH 31, 2011

Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Growth & Core Funds | 195

Notes

196 | MARCH 31, 2011

Notes

Janus Growth & Core Funds | 197

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.
Funds distributed by Janus Distributors LLC (05/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0411-017	125-24-01500 05-11

2011 SEMIANNUAL REPORT

Janus Value Fund

Perkins Global Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

It seems the more things change, the more they stay the same when it comes to equities and the economy these days. We have been pleased to participate in the market run-up that began in March 2009 and continued through the first quarter. But we keep questioning how much longer this broad-based upswing can last. While the economy is in a better place than where it was 12 months ago, we believe it still has yet to achieve the escape velocity required for self-sustaining growth. This transition may become even more difficult as the government stimulus programs that have propped it up over the last few years start to wind down.

During the period, equity performance was once again characterized by the extreme volatility that has become a hallmark of the market’s rebound over the past two years. Over the past two years, investors have been quick to embrace even modest positive news as evidence that the U.S. has moved beyond financial crisis, rushing into stocks based on fears of missing any potential subsequent market rallies. On the flipside, we believe they also have been hypersensitive to each perceived potential headwind, fearful that any shock could sidetrack or destroy the fragile expansion. This risk-on/risk-off mentality shows no signs of dissipating and may only escalate as the central bank spigots that have flooded the system with liquidity begin to dry up. There are certainly reasons to be bullish about equities. All in all, the S&P 500 Index’s approximate valuation of 14x forward earnings estimates does not seem excessive. Interest rate levels and net cash on corporate balance sheets are favorable. Earnings growth also remains strong, although the positive effects of cost-cutting initiatives are starting to wane and margins are coming under greater pressure from higher input costs.

In addition, investors have been quick to digest unexpected shocks, such as the situations in the Middle East and Japan. The human tragedy in Japan is enormous, but we expect their economy to bounce back fairly quickly, with only minimal negative impact to long-term global growth. The long-term outcomes in the Middle East are less certain, but the short-term market threat is the sudden spike in oil prices. We don’t believe oil will remain over $100 in the intermediate term, but this forecast becomes much more tenuous if political unrest spreads to Saudi Arabia.

Looking ahead, however, it is the broader economic landscape that continues to concern us. In fact, in the last week of the first quarter we saw a number of firms lower their estimates for GDP. Most notably, Goldman Sachs lowered their first quarter estimates to 1 3/4% from 2 1/2% previously (and 3 1/2% not too long ago). At some point, markets will have to stop shrugging off the unresolved fundamental problems that have continued to drag down the recovery. Unfortunately, not much has changed in these critical areas over the last two years:

Lackluster housing and employment markets. There is little relief in the housing market. Prices continue to fall, and a troubling two million homes are in foreclosure with another three million 60 days or more delinquent. The employment picture seems finally to be showing glimmers of improvement. The unemployment rate fell from 9.8% in November 2010 to 8.8% in March 2011. The pace of layoffs has slowed, and there have been signs of wage growth. Still, 13.5 million people remain unemployed, with a growing percentage out of work six months or more. Underemployment (or U6 employment) also remains stubbornly high at 15.7%. This figure includes workers who have been forced to take part-time positions, whose jobless benefits have expired or who have given up looking for work altogether.

Mounting government debt. There is little debate that the U.S. government debt level is too high and current spending unsustainable. The current ratio of Treasury debt held outside of the government to GDP is around 60%, and some estimates place the crisis point around 90%. Over the course of the next decade, entitlement programs are expected to create huge unfunded liabilities with the wave of aging baby boomers about to start taking money out of the system. Add this long-term funding gap to years of growing government budgets and debt-servicing costs (especially if interest rates rise), and a few debt-to-GDP ratio projections rise closer to 400%. The fiscal situation in Europe is also dire, and the troubling prospect remains that financially sound euro-zone countries may at some point decide to stop bailing out their insolvent neighbors.

Unknown outcomes of a stimulus wind-down. Over the past few years, the Federal Reserve (the Fed) has engaged in a massive experiment trying to ignite

Janus Value Fund | 1

Continued

economic growth by keeping interest rates near zero and introducing unconventional quantitative easing policies. One analogy likened current Fed stimulus programs as adding damp wood to a dying fire (in this case, the economy). It may generate a lot of smoke short term, but hopefully the wood eventually dries out and feeds the flame without exploding. With the inflationary outlook changing, we believe it’s crucial that the Fed gets its exit strategy from easy-money policies correct as it winds down QE2 in June and debates the need for monetary tightening.

Steady Focus on Quality Value

Given these challenges, our portfolios maintain the strong bias to seeking high-quality value investments that has been at the core of our investment process for decades. Throughout the financial crisis and subsequent recovery, we have continued to focus on employing bottom-up, fundamental research to identify high-quality companies trading at attractive valuations. Historically, financially strong companies with solid balance sheets and stable, recurring free cash flows have weathered volatile environments much better than lower-quality stocks. According to The Leuthold Group (an independent institutional investment research firm), from January 1986 through March 2011, the top quintile of high-quality stocks returned 2,025% while the bottom quintile of low-quality stocks showed a 778% cumulative return.*

We have been very pleased by the fact that each of our five strategies outperformed their index and Lipper peer group average in every down month in 2010 (as defined by a negative total return by the strategy’s index). The momentum-driven equity rally that began in March 2009 was primarily led by lower-quality stocks, and our strategies can sometimes lag in these types of markets (as they did in early 2010), despite attractive absolute returns. Typically, our strongest relative outperformance has been achieved during quality-driven markets, which is what we would expect given our risk-sensitive investment process. By outperforming in down periods and participating in market rallies, we seek to benefit from greater compounding rates over full market cycles. This disciplined philosophy has led to solid long term outperformance across all of our strategies long term compared to their respective benchmarks and peer groups, as well as strong, less volatile absolute results.

We believe that higher quality, larger stocks currently are historically cheap relative to the broad market. Related to this, in recent months we’ve seen the relative performance of low quality stocks diminish. In that context it is not surprising that our performance in 2011 has been more in line with each strategy’s respective benchmark. We believe our portfolios are well positioned to take advantage of high quality stock valuations returning to more normal levels.

In addition, the recent market choppiness has offered us compelling buying opportunities. The healthcare and technology sectors have been particularly appealing to us, and we believe we have been able to invest in quality firms with excellent balance sheets and long-term prospects whose valuations have fallen to very favorable levels. Also, as has been the case historically, we have benefited from the increase in merger and acquisition activity. A number of holdings, representing a variety of industries and sectors, have been bought out or received takeout offers, and we expect this trend to continue.

As we navigate these opportunities, we want to thank you for the confidence you have placed in Perkins Investment Management. Our portfolio team remains heavily invested in our strategies right alongside our shareholders, and we look forward to delivering solid long-term performance on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

2 | MARCH 31, 2011

Chief Investment Officer’s Market Perspective (unaudited)

*The Leuthold Group uses a three factor model to rank the largest 1500 stocks in their coverage universe. The top quintile is defined as the high Quality Rank (QR) basket, and bottom quintile as low QR basket. The three factors used to rank quality are average rank of last 5 year ROE, debt/assets ratio rank as leverage indicator, sales and earnings trends as operational stability indicator.

The opinions are those of the author as of March 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Value Fund | 3

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues is derived.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was March 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | MARCH 31, 2011

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building a diversified portfolio of what we believe to be financially strong, undervalued stocks. We are convinced that careful consideration of downside risk, prior to determining upside potential, is essential to compounding returns over time.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 10.33% over the six-month period ended March 31, 2011, underperforming its primary benchmark, the Morgan Stanley Capital International World Index, which returned 14.18% during the period.

Market & Economic Commentary

Global equity indices posted strong gains during the semi-annual period. The S&P 500 Index led the way with an approximate 17.31% advance, while stocks outside the U.S. rose as well. Emerging market equities, while turbulent in early 2011, also ended meaningfully higher. The U.S. dollar fell broadly, though fluctuated significantly during the period. In the MSCI World Index, energy stocks were the clear winners, with continued global economic expansion as well as political tensions in the Middle East and North Africa helping push crude oil significantly higher. The materials and industrials sectors also performed strongly. Lagging sectors included utilities, consumer staples and health care. Canada, Germany, the U.S. and Australia were the leading country contributors. The Tohoku earthquake and tsunami, which occurred near the end of the six-month period, triggered a significant selloff in Japan leading that country to lag the index on a relative basis. Switzerland, the U.K. and France were also country laggards. Notably, all 24 of the index country constituents posted positive returns for the period.

Despite the optimism in stock prices, there are a number of worrisome macro dynamics at play which we have mentioned previously and continue to monitor carefully, in addition to our primary focus on individual security analysis. These high level considerations include, among others, weak government finances in many of the world’s developed economies, similar problems in much of Europe but with the added factor of the common currency, and the continued dramatic, credit-fueled expansion of the Chinese economy and its impact on many parts of the global economy. Additionally in the macro context, we increasingly observe the world’s central bankers faced with inflationary threats including rising food and energy costs.

Of special note for our Fund was the earthquake and tsunami in Japan, given our overweight position. It was difficult to watch this human tragedy unfold, and our significant exposure to that market added to our concern. Our Japan position was a positive contributor – both absolute and relative – during the period. Given the ongoing challenges associated with this disaster – most notably in our view the compromised nuclear facilities – we will continue to monitor the situation carefully.

Detractors from Performance

Our holdings in consumer staples hurt performance during the period, as did our overweight in health care and underweight in both energy and materials. Holdings in South Korea and the U.K. weighed on performance, as did our overweight in Japan. As we would expect in a strong up market, our cash holdings weighed meaningfully on performance during the period.

Tesco PLC, the leading retailer in the U.K. and one of the largest in the world, was among the most significant individual detractors. Concerns over relatively weak same-store sales results, as well as its global expansion efforts, hurt the stock. Staying within consumer staples, KT&G Corp. was weak during the period. This tobacco and ginseng company, the leader in South Korea, reported challenged operating results, both in its domestic and export businesses.

Abbott Laboratories, a diversified pharmaceutical and health care company, was also weak during the period. Concerns about flagship drug Humira’s competitive standing and growth prospects weighed on the stock, as did generally lackluster earnings results.

Rounding out the leading detractors for the period was Esprit Holdings, Ltd., an apparel company. Esprit has been struggling recently with growth and other challenges in both its wholesale and retail segments, which have significantly compressed earnings.

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

Contributors to Performance

Stock selection in the financial, health care and consumer discretionary sectors contributed the most to performance. From a geographic perspective, our holdings in Japan contributed strongly, due entirely to stock selection.

Exxon Mobil Corp. and Total S.A. were among the leading individual contributors to performance. These major integrated energy companies were natural beneficiaries of the significant rise in crude oil prices. We took advantage of this strength and exited our Exxon position during the period.

Willis Group Holdings, Ltd., an insurance broker, was another leading contributor. The company reported solid fourth quarter earnings, and perhaps benefited from the natural disaster in Japan as any significant increase in global insurance rates would likely aid earnings. We scaled back our position significantly during the period.

Health care products company Covidien PLC was also a key performer. This provider of medical devices for surgical procedures has generated strong earnings performance recently, aided by its strategy of investing in higher growth and higher margin products as well as improved worldwide demand.

Portfolio Positioning & Outlook

As of period end we were overweight some of the traditionally less-cyclical sectors of the economy including consumer staples, health care and telecommunications. Notable underweight sectors included materials, consumer discretionary, industrials, financials and energy. We remained overweight Japan, South Korea and the U.K., while underweight countries including the U.S., Canada, Australia and Germany. We have recently invested more capital into new buys/adds than garnered through sales/trims, thus reducing our cash position to modestly above 12% at period end. We were approximately 60% hedged on our yen exposure and 50% on our euro exposure, on a trading (as opposed to operational) basis. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

In general, and especially when considering our cash position, the portfolio continued to be positioned in a less economically sensitive manner than the benchmark. We remain diversified across sectors and countries. Areas of particular interest today include large multinational consumer staples companies, European pharmaceutical firms and Japanese small-cap stocks. Each is well represented in the portfolio in our opinion.

As the stock market reaches new multi-year highs, our focus will remain on managing risk. Focusing first on downside potential, on a stock-by-stock basis, has been a hallmark of Perkins for over 30 years, and will continue to be central in our efforts going forward. We are convinced that when others turn their attention to seeking profits and keeping up with the crowd, our careful attention to protecting capital in the event of difficult conditions will be well rewarded over the course of a full market cycle.

Thank you for your investment in Perkins Global Value Fund.

6 | MARCH 31, 2011

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Exxon Mobil Corp.	1.02%
Willis Group Holdings, Ltd.	0.83%
Total S.A.	0.66%
Covidien PLC (U.S. Shares)	0.61%
Vodafone Group PLC	0.57%

5 Bottom Performers – Holdings

Contribution

Tesco PLC	–0.18%
KT&G Corp.	–0.18%
Abbott Laboratories	–0.14%
Esprit Holdings, Ltd.	–0.10%
Hewlett-Packard Co.	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	3.66%	14.95%	20.34%
Health Care	2.47%	23.00%	9.32%
Energy	2.12%	6.89%	11.00%
Industrials	1.42%	5.72%	11.28%
Information Technology	1.40%	11.39%	11.76%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	–0.17%	1.11%	4.00%
Materials	0.12%	1.16%	8.02%
Consumer Discretionary	0.92%	3.56%	10.32%
Telecommunication Services	0.99%	7.65%	4.23%
Consumer Staples	1.16%	24.57%	9.73%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2011

Total S.A. Oil Companies – Integrated	2.8%
Vodafone Group PLC Cellular Telecommunications	2.5%
Johnson & Johnson Medical Products	2.5%
SK Telecom Co., Ltd. Cellular Telecommunications	2.4%
Microsoft Corp. Applications Software	2.3%

12.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2011

Emerging markets comprised 4.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2011

As of September 30, 2010

8 | MARCH 31, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2011					per the January 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	10.13%	10.22%	2.38%	5.74%	1.40%
MOP	3.78%	3.86%	1.18%	5.10%

Perkins Global Value Fund – Class C Shares
NAV	9.94%	9.84%	1.67%	5.01%	2.19%
CDSC	8.85%	8.76%	1.67%	5.01%

Perkins Global Value Fund – Class D Shares(1)	10.45%	10.64%	2.64%	6.00%	1.30%

Perkins Global Value Fund – Class I Shares	10.49%	10.30%	2.47%	5.91%	1.28%

Perkins Global Value Fund – Class S Shares	10.25%	10.35%	2.42%	5.70%	1.64%

Perkins Global Value Fund – Class T Shares	10.33%	10.52%	2.60%	5.98%	1.38%

Morgan Stanley Capital International World IndexSM	14.18%	13.45%	2.08%	4.04%

Morgan Stanley Capital International All Country World IndexSM	13.54%	14.08%	2.94%	4.88%

Lipper Quartile – Class T Shares	–	4th	2nd	1st

Lipper Ranking – based on total return for Global Funds	–	530/647	157/354	39/189

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

10 | MARCH 31, 2011

(unaudited)

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,101.30	$8.80

Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,099.40	$11.67

Hypothetical (5% return before expenses)	$1,000.00	$1,013.81	$11.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,104.50	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,104.90	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,102.50	$7.39

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/10)	(3/31/11)	(10/1/10 - 3/31/11)†

Actual	$1,000.00	$1,103.30	$6.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79

†	Expenses are equal to the annualized expense ratio of 1.68% for Class A Shares, 2.23% for Class C Shares, 1.09% for Class D Shares, 0.95% for Class I Shares, 1.41% for Class S Shares and 1.15% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Common Stock – 87.3%
Aerospace and Defense – 0.7%
9,095	General Dynamics Corp.	$696,313
Agricultural Chemicals – 0.7%
137,000	Nitto FC Co., Ltd.**	767,701
Applications Software – 2.3%
96,600	Microsoft Corp.	2,449,776
Beverages – Non-Alcoholic – 1.1%
17,255	PepsiCo, Inc.	1,111,395
Beverages – Wine and Spirits – 1.6%
85,331	Diageo PLC	1,621,924
Brewery – 1.1%
23,785	Molson Coors Brewing Co. – Class B	1,115,279
Cable Television – 0.7%
32,280	Comcast Corp.	749,542
Cellular Telecommunications – 5.8%
24,235	Rogers Communications, Inc.	881,182
16,895	SK Telecom Co., Ltd.	2,518,768
938,986	Vodafone Group PLC	2,658,331
		6,058,281
Commercial Banks – 3.3%
61,735	Firstmerit Corp.	1,053,199
82,890	Glacier Bancorp, Inc.	1,247,494
18,970	Hancock Holding Co.	622,975
33,260	TCF Financial Corp.	527,504
		3,451,172
Commercial Services – Finance – 3.0%
5,615	Global Payments, Inc.	274,686
2,660	MasterCard, Inc. – Class A	669,575
12,835	Visa, Inc. – Class A	944,913
58,170	Western Union Co.	1,208,191
		3,097,365
Computers – 0.6%
14,655	Hewlett-Packard Co.	600,415
Cosmetics and Toiletries – 1.0%
16,165	Procter & Gamble Co.	995,764
Electric – Integrated – 2.6%
19,460	Constellation Energy Group, Inc.	605,790
19,817	E.ON A.G.**	605,136
8,495	Entergy Corp.	570,949
16,619	GDF Suez**	677,034
12,025	PPL Corp.	304,232
		2,763,141
Electric Products – Miscellaneous – 0.7%
26,300	Icom, Inc.**	774,515
Electronic Connectors – 1.8%
17,400	Hirose Electric Co., Ltd.**	1,874,747
Electronic Measuring Instruments – 1.2%
78,200	Cosel Co., Ltd.**	1,206,477
Food – Dairy Products – 0.5%
163,415	Parmalat SpA**	547,403
Food – Miscellaneous/Diversified – 4.5%
14,187	Groupe Danone**	926,642
37,249	Nestle S.A.	2,135,874
53,629	Unilever N.V.**	1,681,321
		4,743,837
Food – Retail – 2.2%
14,340	Carrefour S.A.**	634,787
269,774	Tesco PLC	1,648,657
		2,283,444
Human Resources – 1.0%
1,237	Pasona Group, Inc.**	1,054,633
Insurance Brokers – 0.6%
16,250	Willis Group Holdings, Ltd.**	655,850
Internet Security – 0.5%
29,580	Symantec Corp.*	548,413
Machinery – Pumps – 0.3%
40,000	Tsurumi Manufacturing Co., Ltd.**	302,549
Medical – Biomedical and Genetic – 1.2%
24,135	Amgen, Inc.*	1,290,016
Medical – Drugs – 9.2%
48,770	Abbott Laboratories	2,392,169
101,875	GlaxoSmithKline PLC	1,943,737
31,718	Novartis A.G.	1,720,966
41,330	Pfizer, Inc.	839,412
10,190	Roche Holding A.G.	1,456,031
18,694	Sanofi-Aventis S.A.**	1,310,556
		9,662,871
Medical – HMO – 0.8%
12,535	WellPoint, Inc.	874,818
Medical Instruments – 3.9%
62,800	As One Corp.**	1,325,325
23,700	Fukuda Denshi Co., Ltd.**	731,006
590	Medikit Co., Ltd.**	177,014
47,725	Medtronic, Inc.	1,877,979
		4,111,324
Medical Products – 4.0%
17,075	Baxter International, Inc.	918,123
12,338	Covidien PLC (U.S. Shares)**	640,836
44,045	Johnson & Johnson	2,609,666
		4,168,625
Metal Products – Distributors – 0.7%
82,400	Furusato Industries, Ltd.**	741,164
Metal Products – Fasteners – 0.8%
69,800	Kitagawa Industries Co., Ltd.**	856,972
Miscellaneous Manufacturing – 0.3%
30,200	Mirai Industry Co., Ltd.**	350,082
Multi-Line Insurance – 1.8%
29,125	Old Republic International Corp.	369,596
47,700	Unitrin, Inc.	1,472,976
		1,842,572
Multimedia – 0.3%
8,460	Time Warner, Inc.	302,022
Networking Products – 0.7%
41,835	Cisco Systems, Inc.	717,470

See Notes to Schedule of Investments and Financial Statements.

12 | MARCH 31, 2011

Schedule of Investments (unaudited)

As of March 31, 2011

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 0.5%
6,190	Devon Energy Corp.	$568,056
Oil Companies – Integrated – 3.3%
10,790	BP PLC (ADR)	476,271
48,263	Total S.A.**	2,937,620
		3,413,891
Property and Casualty Insurance – 2.0%
320,000	NKSJ Holdings, Inc.**	2,089,466
Protection – Safety – 1.2%
40,900	Secom Joshinetsu Co., Ltd.**	1,229,557
Publishing – Books – 1.2%
30,240	Daekyo Co., Ltd.	164,890
120,756	Reed Elsevier PLC	1,045,943
		1,210,833
Real Estate Operating/Development – 0.8%
35,470	St. Joe Co.*	889,233
REIT – Mortgage – 0.6%
36,365	Annaly Mortgage Management, Inc.	634,569
Retail – Apparel and Shoe – 0.5%
114,151	Esprit Holdings, Ltd.	523,918
Retail – Discount – 2.3%
45,455	Wal-Mart Stores, Inc.	2,365,933
Retail – Drug Store – 1.2%
36,640	CVS Caremark Corp.	1,257,485
Savings/Loan/Thrifts – 2.8%
7,240	Capitol Federal Financial	81,595
13,965	First Niagara Financial Group, Inc.	189,645
26,290	Investors Bancorp, Inc.*	391,458
15,065	NewAlliance Bancshares, Inc.	223,564
118,270	Washington Federal, Inc.	2,050,802
		2,937,064
Schools – 0.5%
146,600	Shingakukai Co., Ltd.**	544,726
Seismic Data Collection – 0.3%
117,615	Pulse Seismic, Inc.*	283,965
Soap and Cleaning Preparations – 0.2%
112,105	McBride PLC	255,789
Telephone – Integrated – 2.2%
76,265	AT&T, Inc.	2,333,709
Tobacco – 4.9%
40,210	British American Tobacco PLC	1,613,714
50,923	Imperial Tobacco Group PLC	1,573,987
33,668	KT&G Corp.	1,752,934
2,775	Philip Morris International, Inc.	182,123
		5,122,758
Transportation – Services – 1.0%
40,180	TNT N.V.**	1,030,519
Wire and Cable Products – 0.3%
99,000	Nichia Steel Works, Ltd.**	280,952

Total Common Stock (cost $80,878,800)		91,360,295

Repurchase Agreement – 12.5%
$13,112,000	ING Financial Markets LLC 0.1000%, dated 3/31/11 maturing 4/1/11 to be repurchased at $13,112,036 collateralized by $13,382,461 in U.S. Treasuries 0.0000%, 4/7/11 – 2/9/12 with a value of $13,374,527 (cost $13,112,000)	13,112,000

Total Investments (total cost $93,990,800) – 99.8%		104,472,295

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		190,036

Net Assets – 100%		$104,662,331

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$523,918	0.5%
Canada	1,165,147	1.1%
France	6,486,639	6.2%
Germany	605,136	0.6%
Ireland	1,296,686	1.2%
Italy	547,403	0.5%
Japan	14,306,886	13.7%
Netherlands	2,711,840	2.6%
South Korea	4,436,592	4.3%
Switzerland	5,312,871	5.1%
United Kingdom	12,838,353	12.3%
United States††	54,240,824	51.9%

Total	$104,472,295	100.0%

††	Includes Cash Equivalents (39.4% excluding Cash Equivalents). Cash equivalents include investments in overnight repurchase agreements.

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/6/11	400,000,000	$4,810,983	$77,021
HSBC Securities (USA), Inc.: Japanese Yen 5/12/11	313,000,000	3,764,757	78,014
JPMorgan Chase & Co.: Euro 4/28/11	3,550,000	5,027,881	(189,439)

Total		$13,603,621	$(34,404)

See Notes to Schedule of Investments and Financial Statements.

Janus Value Fund | 13

Statement of Assets and Liabilities

As of March 31, 2011 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Assets:
Investments at cost	$93,991
Investments at value	$91,360
Repurchase agreements	13,112
Cash	–
Cash denominated in foreign currency(1)	3
Receivables:
Investments sold	838
Fund shares sold	17
Dividends	543
Foreign dividend tax reclaim	81
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	12
Forward currency contracts	155
Total Assets	106,124
Liabilities:
Payables:
Investments purchased	1,055
Fund shares repurchased	53
Dividends	–
Advisory fees	57
Administrative services fees	13
Distribution fees and shareholder servicing fees	–
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	91
Forward currency contracts	189
Total Liabilities	1,462
Net Assets	$104,662

See footnotes at the end of the Statement.

See Notes to Financial Statements.

14 | MARCH 31, 2011

As of March 31, 2011 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$93,800
Undistributed net investment income*	24
Undistributed net realized gain from investment and foreign currency transactions*	380
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,458
Total Net Assets	$104,662
Net Assets - Class A Shares	$182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15
Net Asset Value Per Share(2)	$12.55
Maximum Offering Price Per Share(3)	$13.32
Net Assets - Class C Shares	$68
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5
Net Asset Value Per Share(2)	$12.47
Net Assets - Class D Shares	$78,117
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,202
Net Asset Value Per Share	$12.60
Net Assets - Class I Shares	$4,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	347
Net Asset Value Per Share	$12.42
Net Assets - Class S Shares	$489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39
Net Asset Value Per Share	$12.63
Net Assets - Class T Shares	$21,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,707
Net Asset Value Per Share	$12.59

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $2,993.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Value Fund | 15

Statement of Operations

For the six-month period ended March 31, 2011 (unaudited)	Perkins Global
(all numbers in thousands)	Value Fund

Investment Income:
Interest	$14
Dividends	1,456
Foreign tax withheld	(86)
Total Investment Income	1,384
Expenses:
Advisory fees	327
Shareholder reports expense	36
Transfer agent fees and expenses	26
Registration fees	50
Custodian fees	9
Professional fees	18
Non-interested Trustees’ fees and expenses	2
Administrative services fees - Class D Shares	46
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	27
Distribution fees and shareholder servicing fees - Class A Shares	–
Distribution fees and shareholder servicing fees - Class C Shares	–
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	1
Other expenses	19
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	564
Expense and Fee Offset	–
Net Expenses	564
Net Investment Income	820
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	5,566
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,708
Net Gain on Investments	9,274
Net Increase in Net Assets Resulting from Operations	$10,094

See Notes to Financial Statements.

16 | MARCH 31, 2011

Statements of Changes in Net Assets

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended September 30, 2010	Perkins Global
and the fiscal year ended October 31, 2009	Value Fund
(all numbers in thousands)	2011	2010(1)	2009

Operations:
Net investment income	$820	$2,287	$893
Net realized gain/(loss) from investment and foreign currency transactions	5,566	2,088	(6,125)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,708	2,954	26,251
Net Increase in Net Assets Resulting from Operations	10,094	7,329	21,019
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(3)	(3)	–
Class C Shares	–	–	–
Class D Shares	(1,622)	–	N/A
Class I Shares	(74)	(9)	–
Class S Shares	(12)	–	–
Class T Shares	(423)	(1,322)	(1,167)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	N/A
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	(5,568)
Net Decrease from Dividends and Distributions	(2,134)	(1,334)	(6,735)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Value Fund | 17

Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended September 30, 2010	Perkins Global
and the fiscal year ended October 31, 2009	Value Fund
(all numbers in thousands)	2011	2010(1)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	102	369	16
Class C Shares	50	3	13
Class D Shares	3,108	3,103	N/A
Class I Shares	1,850	2,581	574
Class S Shares	81	685	16
Class T Shares	1,270	5,383	8,308
Shares Issued in Connection with Restructuring (Note 8)
Class D Shares	N/A	76,508	N/A
Redemption Fees
Class D Shares	1	3	N/A
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	1	7
Reinvested Dividends and Distributions
Class A Shares	3	3	–
Class C Shares	–	–	–
Class D Shares	1,596	–	N/A
Class I Shares	71	–	–
Class S Shares	12	–	–
Class T Shares	415	1,300	6,620
Shares Repurchased
Class A Shares	(96)	(225)	–
Class C Shares	–	(2)	–
Class D Shares	(7,124)	(8,171)	N/A
Class I Shares	(519)	(640)	(4)
Class S Shares	(305)	(61)	(6)
Class T Shares	(2,751)	(10,406)	(16,436)
Shares Reorganized in Connection with Restructuring (Note 8)
Class T Shares	N/A	(76,508)	N/A
Net Decrease from Capital Share Transactions	(2,236)	(6,074)	(892)
Net Increase/(Decrease) in Net Assets	5,724	(79)	13,392
Net Assets:
Beginning of period	98,938	99,017	85,625
End of period	$104,662	$98,938	$99,017

Undistributed Net Investment Income	$24	$1,337	$413

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
See Notes to Financial Statements.

18 | MARCH 31, 2011

Financial Highlights

Class A Shares

For a share outstanding during the
six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended September 30, 2010	Perkins Global Value Fund
and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	.09	.19	.06
Net gain on investments (both realized and unrealized)	1.08	.68	1.40
Total from Investment Operations	1.17	.87	1.46
Less Distributions:
Dividends (from net investment income)*	(.22)	(.17)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.22)	(.17)	–
Net Asset Value, End of Period	$12.55	$11.60	$10.90
Total Return**	10.13%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$182	$160	$16
Average Net Assets for the Period (in thousands)	$165	$189	$6
Ratio of Gross Expenses to Average Net Assets***(3)	1.68%	1.40%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.68%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	1.06%	2.45%	0.50%
Portfolio Turnover Rate***	66%	54%	62%

Class C Shares

For a share outstanding during the
six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended September 30, 2010	Perkins Global Value Fund
and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.16	.16	.03
Net gain on investments (both realized and unrealized)	.98	.60	1.45
Total from Investment Operations	1.14	.76	1.48
Less Distributions:
Dividends (from net investment income)*	(.19)	(.16)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.19)	(.16)	–
Net Asset Value, End of Period	$12.47	$11.52	$10.92
Total Return**	9.94%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$68	$15	$13
Average Net Assets for the Period (in thousands)	$35	$13	$3
Ratio of Gross Expenses to Average Net Assets***(3)	2.23%	1.92%	1.79%
Ratio of Net Expenses to Average Net Assets***(3)	2.23%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.32%	1.62%	0.31%
Portfolio Turnover Rate***	66%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See ‘Explanations of Charts, Tables and Financial Statements.‘

See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the	Perkins Global
six-month period ended March 31, 2011	Value Fund
(unaudited) and the fiscal period ended September 30, 2010	2011	2010(1)

Net Asset Value, Beginning of Period	$11.65	$11.16
Income from Investment Operations:
Net investment income	.10	.19
Net gain on investments (both realized and unrealized)	1.11	.30
Total from Investment Operations	1.21	.49
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.26)	–
Net Asset Value, End of Period	$12.60	$11.65
Total Return**	10.45%	4.39%
Net Assets, End of Period (in thousands)	$78,117	$74,552
Average Net Assets for the Period (in thousands)	$77,075	$74,175
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	1.30%
Ratio of Net Expenses to Average Net Assets***(3)	1.09%	1.30%
Ratio of Net Investment Income to Average Net Assets***	1.61%	2.61%
Portfolio Turnover Rate***	66%	54%

Class I Shares

For a share outstanding during the
six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended September 30, 2010	Perkins Global Value Fund
and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.18	.16	.02
Net gain on investments (both realized and unrealized)	1.02	.61	1.46
Total from Investment Operations	1.20	.77	1.48
Less Distributions:
Dividends (from net investment income)*	(.30)	(.17)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.30)	(.17)	–
Net Asset Value, End of Period	$12.42	$11.52	$10.92
Total Return**	10.49%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$4,313	$2,675	$562
Average Net Assets for the Period (in thousands)	$3,343	$600	$58
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	1.28%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	1.27%	0.54%
Ratio of Net Investment Income to Average Net Assets***	2.03%	1.33%	(0.10)%
Portfolio Turnover Rate***	66%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 8 regarding the restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

20 | MARCH 31, 2011

Class S Shares

For a share outstanding during the
six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended September 30, 2010	Perkins Global Value Fund
and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	.08	.18	.16
Net gain on investments (both realized and unrealized)	1.11	.64	1.25
Total from Investment Operations	1.19	.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	.17
Total Distributions and Other	(.23)	(.17)	.17
Net Asset Value, End of Period	$12.63	$11.67	$11.02
Total Return**	10.25%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$489	$653	$11
Average Net Assets for the Period (in thousands)	$613	$439	$9
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.64%	1.13%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.07%	2.34%	1.10%
Portfolio Turnover Rate***	66%	54%	62%

Class T Shares

For a share outstanding during the
six-month period ended March 31, 2011
(unaudited), the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Perkins Global Value Fund
October 31	2011	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.64	$10.95	$9.36	$17.21	$15.32	$13.91	$12.93
Income from Investment Operations:
Net investment income	.10	.18	.23	.15	.07	.10	.10
Net gain/(loss) on investments (both realized and unrealized)	1.09	.66	2.11	(7.26)	4.13	1.42	.91
Total from Investment Operations	1.19	.84	2.34	(7.11)	4.20	1.52	1.01
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.15)	(.13)	(.27)	(.09)	(.11)	(.03)
Distributions (from capital gains)*	–	–	(.62)	(.48)	(2.22)	–	–
Redemption fees	–(3)	–(3)	–(3)	.01	–(3)	–(3)	–(3)
Total Distributions and Other	(.24)	(.15)	(.75)	(.74)	(2.31)	(.11)	(.03)
Net Asset Value, End of Period	$12.59	$11.64	$10.95	$9.36	$17.21	$15.32	$13.91
Total Return**	10.33%	7.70%	27.37%	(42.89)%	30.59%	10.96%	7.78%
Net Assets, End of Period (in thousands)	$21,493	$20,883	$98,415	$85,625	$188,616	$145,667	$177,560
Average Net Assets for the Period (in thousands)	$21,334	$48,157	$84,893	$136,813	$162,723	$161,256	$218,871
Ratio of Gross Expenses to Average Net Assets***(4)	1.15%	1.09%	1.31%	1.25%	1.07%	1.17%(5)	1.03%
Ratio of Net Expenses to Average Net Assets***(4)	1.15%	1.09%	1.30%	1.24%	1.06%	1.15%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.54%	2.41%	1.05%	0.70%	0.43%	0.57%	0.62%
Portfolio Turnover Rate***	66%	54%	62%	18%	14%	38%	36%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

See Notes to Financial Statements.

Janus Value Fund | 21

Notes to Schedule of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Oil Companies – Integrated	$2,937,620	$476,271	$–
All Other	87,946,404	–	–

Repurchase Agreement	–	13,112,000	–

Total Investments in Securities	$90,884,024	$13,588,271	$–

Other Financial Instruments(b):	$–	$(34,404)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2011 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$25,954,590

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

22 | MARCH 31, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2011. The Trust offers thirty-nine funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural

Janus Value Fund | 23

Notes to Financial Statements (unaudited) (continued)

disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation

24 | MARCH 31, 2011

of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions

Janus Value Fund | 25

Notes to Financial Statements (unaudited) (continued)

That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Perkins Global Value Fund	$–	$38,483,234

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Fund.

26 | MARCH 31, 2011

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2011.

Janus Value Fund | 27

Notes to Financial Statements (unaudited) (continued)

Fair Value of Derivative Instruments as of March 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$155,035	Forward currency contracts	$189,439

Total		$155,035		$189,439

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended March 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$(423,600)	$(423,600)

Total	$–	$–	$–	$(423,600)	$(423,600)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$191,911	$191,911

Total	$–	$–	$–	$191,911	$191,911

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate

28 | MARCH 31, 2011

impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornados, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Janus Value Fund | 29

Notes to Financial Statements (unaudited) (continued)

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Fund did not have any securities on loan during the period.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolios the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security

30 | MARCH 31, 2011

during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Perkins Global Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

Only the base fee rate will apply until July 2011 for Perkins Global Value Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin July 2011 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative

Janus Value Fund | 31

Notes to Financial Statements (unaudited) (continued)

investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts

32 | MARCH 31, 2011

credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2011.

For the period ended March 31, 2011, Janus Capital assumed $18,217 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $285,682 was paid by the Trust during the period ended March 31, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2011, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$247

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended March 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no contingent deferred sales charges paid by redeeming shareholders of Class C Shares during the period ended March 31, 2011.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the period ended March 31, 2011 are indicated in the table below:

Fund	Redemption Fee

Perkins Global Value Fund	$807

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to

Janus Value Fund | 33

Notes to Financial Statements (unaudited) (continued)

produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/10	Purchases	Purchases	Redemptions	Redemptions	3/31/11

Perkins Global Value Fund - Class A Shares	$1,000	$–	–	$–	–	$1,000
Perkins Global Value Fund - Class C Shares	11,000	–	–	–	–	11,000
Perkins Global Value Fund - Class I Shares	11,000	–	–	–	–	11,000
Perkins Global Value Fund - Class S Shares	1,000	–	–	–	–	1,000

34 | MARCH 31, 2011

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Global Value Fund	$94,269,333	$11,449,407	$(1,246,445)	$10,202,962

Net capital loss carryovers as of September 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period ended September 30, 2010

	September 30,	Accumulated
Fund	2017	Capital Losses

Perkins Global Value Fund	$(5,003,319)	$(5,003,319)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Janus Value Fund | 35

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the six-month period ended March 31, 2011 (unaudited),
the eleven-month fiscal period ended September 30, 2010
and the fiscal year ended October 31, 2009	Perkins Global Value Fund
(all numbers in thousands)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	8	33	1
Reinvested dividends and distributions	–	–	–
Shares repurchased	(7)	(20)	–
Net Increase/(Decrease) in Fund Shares	1	13	1
Shares Outstanding, Beginning of Period	14	1	–
Shares Outstanding, End of Period	15	14	1
Transactions in Fund Shares – Class C Shares:
Shares sold	4	–	1
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	–	–
Net Increase/(Decrease) in Fund Shares	4	–	1
Shares Outstanding, Beginning of Period	1	1	–
Shares Outstanding, End of Period	5	1	1
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 8)	N/A	6,853(3)	N/A
Shares sold	254	274(3)	N/A
Reinvested dividends and distributions	131	–(3)	N/A
Shares repurchased	(582)	(728)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(197)	6,399(3)	N/A
Shares Outstanding, Beginning of Period	6,399	–	N/A
Shares Outstanding, End of Period	6,202	6,399	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	152	238	51
Reinvested dividends and distributions	6	–	–
Shares repurchased	(43)	(57)	–
Net Increase/(Decrease) in Fund Shares	115	181	51
Shares Outstanding, Beginning of Period	232	51	–
Shares Outstanding, End of Period	347	232	51
Transactions in Fund Shares – Class S Shares:
Shares sold	6	60	2
Reinvested dividends and distributions	1	–	–
Shares repurchased	(24)	(5)	(1)
Net Increase/(Decrease) in Fund Shares	(17)	55	1
Shares Outstanding, Beginning of Period	56	1	–
Shares Outstanding, End of Period	39	56	1
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 8)	N/A	(6,853)	N/A
Shares sold	103	477	898
Reinvested dividends and distributions	34	116	780
Shares repurchased	(225)	(930)	(1,843)
Net Increase/(Decrease) in Fund Shares	(88)	(7,190)	(165)
Shares Outstanding, Beginning of Period	1,795	8,985	9,150
Shares Outstanding, End of Period	1,707	1,795	8,985

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

36 | MARCH 31, 2011

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$30,266,362	$28,056,300	$–	$–

8.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 6.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances,

Janus Value Fund | 37

Notes to Financial Statements (unaudited) (continued)

and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund has early adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Fund’s financial position or the results of its operations.

11.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38 | MARCH 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee, (“the Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

Janus Value Fund | 39

Additional Information (unaudited) (continued)

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of several Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

40 | MARCH 31, 2011

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Value Fund | 41

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended September 30, 2010. The ratio also includes expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

42 | MARCH 31, 2011

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days of less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the

Janus Value Fund | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | MARCH 31, 2011

Notes

Janus Value Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.
Funds distributed by Janus Distributors LLC (05/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0411-017	125-24-02800 05-11

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Investment Fund
(Principal Executive Officer)

Date: May 27, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Investment Fund
(Principal Executive Officer)

Date: May 27, 2011

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer,
Treasurer and Principal Accounting Officer of
Janus Investment Fund (Principal Accounting
Officer and Principal Financial Officer)

Date: May 27, 2011